                                                       -------------------------
                                                        OMB APPROVAL
                                                       -------------------------
                                                        OMB Number:  3235-0570

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                                                        hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number          811-5686
                                   ---------------------------------------------


                         AIM Investment Securities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


     Robert H. Graham   11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     7/31
                         --------------------

Date of reporting period:    1/31/05
                          -------------------

Item 1. Reports to Stockholders.

                                                             AIM HIGH YIELD FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM HIGH YIELD FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            o The returns shown in the Management's
                                                                                          Discussion of Fund Performance are based
o Effective 9/30/03, Class B shares are      o The unmanaged Lehman U.S. Aggregate Bond   on net asset values calculated for
not available as an investment for           Index, which represents the U.S.             shareholder transactions. Generally
retirement plans maintained pursuant to      investment-grade fixed-rate bond market      accepted accounting principles require
Section 401 of the Internal Revenue Code,    (including government and corporate          adjustments to be made to the net assets
including 401(k) plans, money purchase       securities, mortgage pass-through            of the Fund at period end for financial
pension plans and profit sharing plans.      securities and asset-backed securities), is  reporting purposes, and as such, the net
Plans that have existing accounts invested   compiled by Lehman Brothers, a global        asset values for shareholder transactions
in Class B shares will continue to be        investment bank.                             and the returns based on those net asset
allowed to make additional purchases.                                                     values may differ from the net asset
                                             o The unmanaged Lipper High Yield Bond       values and returns reported in the
o Investor Class shares are closed to most   Fund Index represents an average of the 30   Financial Highlights.
investors. For more information on who may   largest high-yield bond funds tracked by
continue to invest in the Investor Class     Lipper, Inc., an independent mutual fund     o Industry classifications used in this
shares, please see the prospectus.           performance monitor.                         report are generally according to the
                                                                                          Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Lehman High Yield Index,     which was developed by and is the
                                             which represents the performance of          exclusive property and a service mark of
o The Fund may invest up to 25% of its       high-yield debt securities, is compiled by   Morgan Stanley Capital International Inc.
assets in the securities of non-U.S.         Lehman Brothers, a global investment bank.   and Standard & Poor's.
issuers. International investing presents
certain risks not associated with            o The unmanaged Standard & Poor's            The Fund files its complete schedule of
investing solely in the United States.       Composite Index of 500 Stocks (the S&P 500   portfolio holdings with the Securities
These include risks relating to              --Registered Trademark-- Index) is an index  and Exchange Commission ("SEC") for the
fluctuations in the value of the U.S.        of common stocks frequently used as a        1st and 3rd quarters of each fiscal year
dollar relative to the values of other       general measure of U.S. stock market         on Form N-Q. The Fund's Form N-Q filings
currencies, the custody arrangements made    performance.                                 are available on the SEC's Web site,
for the Fund's foreign holdings,                                                          sec.gov. Copies of the Fund's Forms N-Q
differences in accounting, political risks   o The Fund is not managed to track the       may be reviewed and copied at the SEC's
and the lesser degree of public              performance of any particular index,         Public Reference Room at 450 Fifth
information required to be provided by       including the indexes defined here, and      Street, N.W., Washington, D.C.
non-U.S. companies.                          consequently, the performance of the Fund    20549-0102. You can obtain information
                                             may deviate significantly from the           on the operation of the Public Reference
o The Fund invests in higher-yielding,       performance of the indexes.                  Room, including information about
lower-rated corporate bonds, commonly known                                               duplicating fee charges, by calling
as junk bonds, which have a greater risk     o A direct investment cannot be made in an   1-202-942-8090 or by electronic request
of price fluctuation and loss of principal   index. Unless otherwise indicated, index     at the following Email address:
and income than do U.S. government           results include reinvested dividends, and    publicinfo@sec.gov. The SEC file numbers
securities such as U.S. Treasury bills,      they do not reflect sales charges.           for the Fund are 811-5686 and 33-39519.
notes and bonds, for which principal and     Performance of an index of funds reflects
any applicable interest are guaranteed by    fund expenses; performance of a market       A description of the policies and
the government if held to maturity.          index does not.                              procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                             OTHER INFORMATION                            to portfolio securities is available
                                                                                          without charge, upon request, from our
                                             o The average credit quality of the Fund's   Client Services department at
                                             holdings as of the close of the reporting    800-959-4246 or on the AIM Web site,
                                             period represents the weighted average       AIMinvestments.com. On the home page,
                                             quality rating of the securities in the      scroll down and click on AIM Funds Proxy
                                             portfolio as assigned by Nationally          Policy. The information is also
                                             Recognized Statistical Rating                available on the Securities and Exchange
                                             Organizations based on assessment of the     Commission's Web site, sec.gov.
                                             credit quality of the individual
                                             securities.                                  Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          6/30/04 is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About
                                                                                          Us tab, click on Required Notices and
                                                                                          then click on Proxy Voting Activity.
                                                                                          Next, select the Fund from the drop-down
                                                                                          menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    New Board Chair

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chair of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
                    recent settlements with certain regulators. Accordingly, the
[PHOTO OF           AIM Funds' Board elected Mr. Crockett, one of the 13
MARK H.             independent trustees on the AIM Funds' Board, as Chair. His
WILLIAMSON]         appointment became effective on October 4, 2004. Mr. Graham remains on the Funds' Board as Vice Chair and President, as
MARK H. WILLIAMSON  does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

[PHOTO OF              Mr. Crockett has been a member of the AIM Funds' Board
BRUCE L.            since 1992, when AIM acquired certain funds that had been
CROCKETT]           advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
BRUCE L. CROCKETT   experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM        /s/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

In the last half of 2004, which coincides    HOW WE INVEST                                not record gains was in January 2005.
with the majority of the reporting period,                                                Returns for the high yield market were
high yield bonds rallied strongly and were   Given the sometimes volatile nature of       virtually flat in January as investor
among the strongest fixed-income asset       high yield companies, risk control           interest turned to investment-grade bonds
classes.                                     measures prove important when managing       and Treasuries.
                                             high yield funds. We manage risk in the
=========================================    portfolio through a set of internal risk        During the reporting period, the
FUND VS. INDEXES                             parameters or controls. For instance, we     Federal Reserve increased the federal
                                             hold a large number of securities in the     funds rate four times. While short term
TOTAL RETURNS, 7/31/04-1/31/05,              portfolio, limit issuer size and spread      interest rates rose during the reporting
EXCLUDING APPLICABLE SALES CHARGES. IF       assets across a variety of industries. We    period, longer Treasury rates actually
SALES CHARGES WERE INCLUDED, RETURNS         believe these factors help minimize issuer   declined. For instance, the yield on the
WOULD BE LOWER.                              specific risk.                               10-year Treasury was lower at the end of
                                                                                          the reporting period than at the
Class A Shares                        8.28%     We also take credit cycles and            beginning.
                                             economic factors into consideration so we
Class B Shares                        8.11   can adapt the portfolio to take advantage       Given the interest rate environment,
                                             of changing market environments. Security    yields on most high yield investments,
Class C Shares                        7.89   selection is based on fundamental analysis   including high yield mutual funds,
                                             conducted by our team of research            declined. AIM High Yield Fund was not
Investor Class Shares                 8.52   analysts. This bottom-up investment          immune to this trend and also witnessed a
                                             approach is then augmented by an ongoing     drop in yield during the reporting period.
Lehman U.S. Aggregate Bond Index             review of securities' relative value.
(Broad Market Index)                  3.81                                                   Yields and bond prices share an inverse
                                             MARKET CONDITIONS AND YOUR FUND              relationship, however, so lower yields
Lehman High Yield Index                                                                   mean higher bond prices. A number of
(Style-specific Index)                8.03   In the last half of 2004, the high yield     investments in the Fund witnessed
                                             market rallied strongly. This proved         significant price appreciation, many after
Lipper High Yield Bond Fund Index            favorable for the Fund as five out of six    recovering from distressed situations. In
(Peer Group Index)                    7.70   months of the reporting period fell in the   the wireless telecommunications area, our
                                             last half of 2004. Low volatility,           investment in iPCS (stock received in
Source: Lipper, Inc.                         continued economic growth and improved       exchange for bonds following bankruptcy)
=========================================    fundamentals in the form of improved         benefited from a less debt-laden balance
                                             balance sheets and cashflow generation       sheet following restructuring and
   As illustrated by the table above, AIM    created the framework for this               recovering fundamentals.
High Yield Fund outperformed or tracked      performance. The only month during the
all benchmark indexes during the reporting   reporting period when high yield markets        During the reporting period, our
period. We attribute the Fund's strong       did                                          investment in Telewest Global (stock
comparative performance to several                                                        received in exchange for bonds post
factors. High yield markets outperformed                                                  bankruptcy) proved to be the top
investment-grade markets during the                                                       contributor for the Fund as the equity
reporting period (the Lehman U.S.                                                         rose on increased merger and acquisition
Aggregate Bond Index is comprised of                                                      activity and improved fundamentals.
investment grade bonds). Additionally,
strong credit selection and a
well-diversified portfolio gave the Fund a
competitive edge compared to its peer
group.

===================================================================================================================================
PORTFOLIO COMPOSITION                      TOP 10 ISSUERS*                                  TOP 10 INDUSTRIES*

By credit quality rating                    1. Adelphia Communications Corp.        2.0%     1. Wireless Telecommunication
                                                                                                Services                        7.8%
1. BBB                                0.6%  2. Calpine Corp.                        1.6
                                                                                             2. Multi-Utilities &
2. BB                                24.5   3. Owens-Brockway Glass Container Inc.  1.5         Unregulated Power               7.7

3. B                                 51.0   4. Midwest Generation, LLC              1.2      3. Broadcasting & Cable TV         7.4

4. CCC                                9.9   5. NTELOS Inc.                          1.2      4. Integrated Telecommunication
                                                                                                Services                        5.5
5. CC                                 0.3   6. Telewest Global, Inc.                1.1
                                                                                             5. Metal & Glass Containers        4.4
6. NR                                 3.6   7. AES Corp. (The)                      1.1
                                                                                             6. Health Care Facilities          3.6
7. Equity                             4.6   8. Reliant Energy Inc.                  1.1
                                                                                             7. Electric Utilities              3.3
   Money Market Funds                       9. Grupo Transportacion Ferroviaria
   Plus Other Assets Less Liabilities 5.5      Mexicana, S.A. de C.V. (Mexico)      1.0      8. Hotels, Resorts & Cruise Lines  3.1

SOURCE FOR CREDIT QUALITY RATING:          10. Royal Caribbean Cruises Ltd.                  9. Specialty Chemicals             2.9
MOODY'S AND STANDARD & Poor's                  (Liberia)                            1.0
                                                                                            10. Oil & Gas Refining &
                                                                                                Marketing                       2.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

   Across industries and sectors there was   our BB-rated exposure as this credit         The views and opinions expressed in
not much return dispersion or volatility.    category is more correlated with Treasury    Management's Discussion of Fund
Therefore, credit selection was critical     yields and therefore carries more interest   Performance are those of A I M Advisors,
to performance during the reporting          rate risk. The B-rated area of the market    Inc. These views and opinions are subject
period. Given our bottom-up investment       remains our focus.                           to change at any time based on factors
strategy and dedicated team of research                                                   such as market and economic conditions.
analysts, this environment favored the          Given the strong high yield environment   These views and opinions may not be relied
Fund.                                        and Fund performance, few holdings           upon as investment advice or
                                             detracted from the Fund's performance        recommendations, or as an offer for a
   As long Treasury rates fell during        during the reporting period. A few issues    particular security. The information is
2004, longer maturity high yield             that did prove a drag on performance         not a complete analysis of every aspect of
securities generally outperformed their      included Delta Airlines and aaiPharmaa.      any market, country, industry, security or
shorter-maturity counterparts. However, we   Both Delta and aaiPharma were close to       the Fund. Statements of fact are from
believed that long-maturity interest rates   filing for bankruptcy during the reporting   sources considered reliable, but A I M
would trend higher during 2004; therefore,   period and in our opinion value would        Advisors, Inc. makes no representation or
the Fund had less exposure to long           continue to be lost. As we believed these    warranty as to their completeness or
maturity securities compared to its          positions posed undue downside risks, we     accuracy. Although historical performance
style-specific benchmark during the          sold them both during the reporting          is no guarantee of future results, these
reporting period.                            period.                                      insights may help you understand our
                                                                                          investment management philosophy.
   On a credit-quality basis, lower credit   IN CLOSING
quality tiers easily outdistanced the                                                            See important Fund and index
highest rated high yield category, BB-rated  During the reporting period, high yield            disclosures inside front cover.
bonds. Market momentum and a fourth-quarter  bond performance was supported by
rally pushed CCC-rated securities to the     continued improvement in market                              PETER EHRET, Chartered
performance lead for 2004 as well as for     fundamentals. It was a period when default    [EHRET         Financial Analyst, senior
the reporting period. While the Fund has     rates fell, reflecting the lower risk          PHOTO]        portfolio manager, is co
decreased exposure to this credit            environment, and the balance of rising                       manager of AIM High Yield
category, enough exposure remained for the   stars (issues upgraded to investment                         Fund. Mr. Ehret joined AIM
Fund to benefit from this trend.             grade) to fallen angels also continued to                    in 2001. He graduated cum
                                             improve.                                     laude with a B.S. in economics from the
   During the reporting period, we                                                        University of Minnesota. He also has an
continued to reduce some of the Fund's          High yield investors will remember the    M.S. in real estate appraisal and
exposure to risk. In 2003, we believed       reporting period as a good encore to         investment analysis from the University of
investors were being paid to take more       2003's strong performance. We are pleased    Wisconsin-Madison.
risk; in 2004 however, our sentiment         to report these trends and to provide our
changed. We began to look for                shareholders strong absolute and relative                    CAROLYN L. GIBBS,
opportunities to sell some lower quality     Fund returns for the reporting period.         [GIBBS        Chartered Financial
paper as we felt valuations for those                                                       PHOTO]        Analyst, senior
issues had become less attractive. We are                                                                 portfolio manager, is
also cautious of                                                                                          co-manager of AIM High
                                                                                                          Yield Fund. Ms. Gibbs has
==========================================                                                been in the investment business since
                                                                                          1983. She is a Phi Beta Kappa graduate
TOTAL NET ASSETS             $1.2 BILLION                                                 from Texas Christian University, where
                                                                                          she received a B.A. in English. She also
TOTAL NUMBER OF HOLDINGS*             303                                                 received an M.B.A. in finance from The
                                                                                          Wharton School at the University of
==========================================                                                Pennsylvania.

                                                                                          Assisted by High Yield Taxable Team

                                                                                                 [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.




CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to    vs. Indexes" on page 2. The hypothetical
                                             estimate the expenses that you paid over     account values and expenses may not be
As a shareholder of the Fund, you            the period. Simply divide your account       used to estimate your actual ending
incur two types of costs: (1)                value by $1,000 (for example, an $8,600      account balance or expenses you paid for
transaction costs, which may include         account value divided by $1,000 = 8.6),      the period. You may use this information
sales charges (loads) on purchase            then multiply the result by the number in    to compare the ongoing costs of investing
payments; contingent deferred sales          the table under the heading entitled         in the Fund and other funds. To do so,
charges on redemptions; and redemption       "Actual Expenses Paid During Period" to      compare this 5% hypothetical example with
fees, if any; and (2) ongoing costs,         estimate the expenses you paid on your       the 5% hypothetical examples that appear
including management fees; distribution      account during this period.                  in the shareholder reports of the other
and/or service fees (12b-1); and other                                                    funds.
Fund expenses. This example is intended      HYPOTHETICAL EXAMPLE FOR
to help you understand your ongoing          COMPARISON PURPOSES                             Please note that the expenses shown in
costs (in dollars) of investing in the                                                    the table are meant to highlight your
Fund and to compare these costs with         The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other          about hypothetical account values and        transactional costs, such as sales charges
mutual funds. The example is based on an     hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period August 1, 2004, to January     which is not the Fund's actual return. The   hypothetical information is useful in
31, 2005.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended January 31, 2005, appear in     costs of owning different funds.
                                             the table "Fund
The table below provides information about
actual account values and actual expenses.
You may use the information in this table,

====================================================================================================================================

                                                        ACTUAL                                      HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT       ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT              EXPENSES
     SHARE             VALUE                  VALUE               PAID DURING               VALUE                 PAID DURING
     CLASS           (8/1/04)             (1/31/05)(1)             PERIOD(2)              (1/31/05)                 PERIOD(2)
      A             $1,000.00              $1,082.80                $5.55                 $1,019.81                  $5.38
      B              1,000.00               1,081.10                 9.47                  1,016.04                   9.17
      C              1,000.00               1,078.90                 9.46                  1,016.04                   9.17
   Investor          1,000.00               1,085.20                 5.35                  1,020.01                   5.18

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.06%, 1.81%, 1.81% and 1.02% for Class A, B, C and Investor Class
shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

====================================================================================================================================


                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE


================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

==================================================
AVERAGE ANNUAL TOTAL RETURNS                          Investor Class shares' inception date is 9/30/03.
                                                      Returns since that date are historical returns.
As of 1/31/05, including applicable sales charges     All other returns are blended returns of
                                                      historical Investor Class share performance and
CLASS A SHARES                                        restated Class A share performance (for periods
10 Years                                     2.76%    prior to the inception date of Investor Class
 5 Years                                    -1.93     shares) at net asset value and reflect the Rule
 1 Year                                      2.93     12b-1 fees applicable to Class A shares. The
                                                      performance data quoted represent past performance
CLASS B SHARES                                        and cannot guarantee comparable future results;
10 Years                                     2.65%    current performance may be lower or higher. Please
 5 Years                                    -1.90     visit AIMinvestments.com for the most recent
 1 Year                                      2.17     month-end performance. Performance figures reflect
                                                      reinvested distributions, changes in net asset
CLASS C SHARES                                        value and the effect of the maximum sales charge
Inception (8/4/97)                          -1.24%    unless otherwise stated. Investment return and
 5 Years                                    -1.67     principal value will fluctuate so that you may
 1 Year                                      6.20     have a gain or loss when you sell shares.

INVESTOR CLASS SHARES                                    Class A share performance reflects the maximum
10 Years                                     3.29%    4.75% sales charge, and Class B and Class C share
 5 Years                                    -0.92     performance reflects the applicable contingent
 1 Year                                      8.22     deferred sales charge (CDSC) for the period
                                                      involved. The CDSC on Class B shares declines from
==================================================    5% beginning at the time of purchase to 0% at the
                                                      beginning of the seventh year. The CDSC on Class C
In addition to returns as of the close of             shares is 1% for the first year after purchase.
the reporting period, industry regulations            Investor Class shares do not have a front-end sales
require us to provide average annual total            charge or a CDSC; therefore, performance is at net
returns as of 12/31/04, the most recent               asset value.
calendar quarter-end.
                                                         The performance of the Fund's share classes
==================================================    will differ due to different sales charge
                                                      structures and class expenses.
AVERAGE ANNUAL TOTAL RETURNS
                                                         A redemption fee of 2% will be imposed on
As of 12/31/04, including applicable sales charges    certain redemptions or exchanges out of the Fund
                                                      within 30 days of purchase. Exceptions to the
CLASS A SHARES                                        redemption fee are listed in the Fund's
10 Years                                     2.90%    prospectus.
 5 Years                                    -1.96
 1 Year                                      5.64

CLASS B SHARES
10 Years                                     2.79%
 5 Years                                    -1.97
 1 Year                                      5.07

CLASS C SHARES
Inception (8/4/97)                          -1.21%
 5 Years                                    -1.74
 1 Year                                      9.11

INVESTOR CLASS SHARES
10 Years                                     3.43%
 5 Years                                    -0.96
 1 Year                                     10.90
==================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/05

AIM HIGH YIELD FUND

====================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 1/31/05                     indicative of future results. More recent
The following information has been                                                         returns may be more or less than those
prepared to provide Institutional Class      10 Years                            3.30%     shown. All returns assume reinvestment of
shareholders with a performance overview      5 Years                           -0.91      distributions at net asset value.
specific to their holdings. Institutional     1 Year                             8.25      Investment return and principal value
Class shares are offered exclusively to       6 Months*                          8.46      will fluctuate so your shares, when
institutional investors, including                                                         redeemed, may be worth more or less than
defined contribution plans that meet         AVERAGE ANNUAL TOTAL RETURNS                  their original cost. See full report for
certain criteria.                            For periods ended 12/31/04, most              information on comparative benchmarks.
                                             recent calendar quarter-end                   Please consult your fund prospectus for
                                                                                           more information. For the most current
                                             10 Years                            3.43%     month-end performance, please call
                                              5 Years                           -0.96      800-451-4246 or visit AIMinvestments.com.
                                              1 Year                            11.16
                                              6 Months*                          9.65

                                             * Cumulative total return that has not
                                                been annualized
====================================================================================================================================
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at NAV.

                                             Institutional Class shares' inception
                                             date is 4/30/04. Returns since that date
                                             are historical returns. All other returns
                                             are blended returns of historical
                                             Institutional Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 7/11/78.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                   Over for information on your fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com     HYI-INS-2     YOUR GOALS. OUR SOLUTIONS.     [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--            --Registered Trademark--

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      in the table on the front of this
                                             by $1,000 (for example, an $8,600 account     supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management fees;    multiply the result by the number in the      estimate your actual ending account
and other Fund expenses. This example is     table under the heading entitled "Actual      balance or expenses you paid for the
intended to help you understand your         Expenses Paid During Period" to estimate      period. You may use this information to
ongoing costs (in dollars) of investing      the expenses you paid on your account         compare the ongoing costs of investing in
in the Fund and to compare these costs       during this period.                           the Fund and other funds. To do so,
with ongoing costs of investing in other                                                   compare this 5% hypothetical example with
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      the 5% hypothetical examples that appear
investment of $1,000 invested at the         COMPARISON PURPOSES                           in the shareholder reports of the other
beginning of the period and held for the                                                   funds.
entire period August 1, 2004, to January     The table below also provides information
31, 2005.                                    about hypothetical account values and            Please note that the expenses shown
                                             hypothetical expenses based on the Fund's     in the table are meant to highlight your
ACTUAL EXPENSES                              actual expense ratio and an assumed rate      ongoing costs only. Therefore, the
                                             of return of 5% per year before expenses,     hypothetical information is useful in
The table below provides information         which is not the Fund's actual return.        comparing ongoing costs only, and will
about actual account values and actual       The Fund's actual cumulative total return     not help you determine the relative total
expenses. You may use the information in     after expenses for the six months ended       costs of owning different funds.
this table, together with the amount you     January 31, 2005, appears
invested, to estimate the expenses that
you paid over the

====================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES             ENDING ACCOUNT              EXPENSES
                              VALUE              VALUE              PAID DURING               VALUE                 PAID DURING
                            (8/1/04)           (1/31/05)(1)           PERIOD(2)             (1/31/05)                 PERIOD(2)
Institutional Class        $1,000.00          $1,084.60                $3.51                $1,021.77                  $3.40

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to
January 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the
Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended January 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.67% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

====================================================================================================================================


AIMinvestments.com      HYI-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-89.41%

ADVERTISING-0.44%

Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(b)                        $ 2,770,000   $    2,105,200
---------------------------------------------------------------------------
Dex Media West LLC/Dex Media Finance Co., Sr.
  Notes, 5.88%, 11/15/11 (Acquired 11/09/04;
  Cost $3,445,000)(a)(c)                         3,445,000        3,393,325
===========================================================================
                                                                  5,498,525
===========================================================================



AEROSPACE & DEFENSE-1.72%


Argo-Tech Corp., Sr. Notes, 9.25%,
  06/01/11(a)                                    1,750,000        1,929,375
---------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                             1,930,000        2,151,950
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 12/15/04; Cost
  $966,000)(a)(c)                                  920,000          949,900
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13(a)               1,815,000        1,873,987
---------------------------------------------------------------------------
Hexcel Corp., Sr Sub. Notes, 6.75%, 02/01/15
  (Acquired 01/27/05; Cost
  $2,780,000)(a)(c)(d)                           2,780,000        2,800,850
---------------------------------------------------------------------------
K&F Acquisition Inc., Sr. Sub. Notes, 7.75%,
  11/15/14 (Acquired 11/05/04; Cost
  $930,000)(a)(c)                                  930,000          930,000
---------------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14(a)          6,915,000        7,087,875
---------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                      1,880,000        2,110,300
---------------------------------------------------------------------------
Standard Aero Holdings Inc., Sr. Sub.
  Notes,8.25%, 09/01/14 (Acquired 08/17/04;
  Cost $1,375,000)(a)(c)                         1,375,000        1,481,562
===========================================================================
                                                                 21,315,799
===========================================================================



AIR FREIGHT & LOGISTICS-0.30%


Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $3,686,500)(a)(c)      3,675,000        3,684,187
===========================================================================



AIRLINES-1.00%


Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                    4,575,000        4,506,375
---------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                      8,775,000        7,897,500
===========================================================================
                                                                 12,403,875
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


ALUMINUM-0.16%


Century Aluminum Co., Sr. Unsec. Gtd. Notes,
  7.50%, 08/15/14 (Acquired 08/10/04; Cost
  $1,835,000)(a)(c)                            $ 1,835,000   $    1,958,862
===========================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.33%


Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                    3,725,000        4,116,125
===========================================================================


AUTO PARTS & EQUIPMENT-1.42%


Accuride Corp., Sr. Sub. Notes, 8.50%,
  02/01/15 (Acquired 01/26/05; Cost
  $2,785,000)(a)(c)(d)                           2,785,000        2,861,587
---------------------------------------------------------------------------
Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                     1,855,000        1,827,175
---------------------------------------------------------------------------
Delco Remy International, Sr. Sec. Floating
  Rate Global Notes, 6.66%, 04/15/09(a)(e)       1,755,000        1,803,262
---------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(d)(f)(g)                             26,310,000          262,145
---------------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired
  10/20/03-09/23/04; Cost $3,267,500)(a)(c)      3,320,000        3,154,000
---------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                    2,920,000        3,452,900
---------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                    3,730,000        4,205,575
===========================================================================
                                                                 17,566,644
===========================================================================


BROADCASTING & CABLE TV-7.33%


Adelphia Communications Corp., Sr. Unsec.
  Notes,
  9.50%, 03/01/05(a)(g)                          5,060,000        5,515,400
---------------------------------------------------------------------------
  10.88%, 10/01/10(a)(g)                        22,250,000       19,357,500
---------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)          5,520,000        5,713,200
---------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost
  $4,810,000)(a)(c)(h)                           4,810,000        5,218,850
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Global Notes, 11.13%, 01/15/11(a)       6,595,000        5,589,262
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)           3,685,000        2,938,787
---------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $3,359,800)(a)(c)                              3,470,000        3,522,050
---------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11(a)                      6,510,000        7,128,450
---------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08(a)                      6,400,000        6,480,000
---------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                      3,690,000        3,570,075
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 11/14/03-12/02/04; Cost
  $5,470,930)(a)(c)                            $ 5,523,944   $    5,316,796
---------------------------------------------------------------------------
Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%,
  10/15/05(a)(d)(g)                              3,535,000        2,156,350
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(a)(d)(g)                              1,990,000        1,243,750
---------------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $4,568,503)(a)(c)                              4,595,000        5,203,837
---------------------------------------------------------------------------
Rogers Cable Inc., Sr. Sec. Second Priority
  Global Notes, 6.75%, 03/15/15(a)                 460,000          473,225
---------------------------------------------------------------------------
Videotron Ltee, Sr. Notes, 6.88%, 01/15/14
  (Acquired 11/15/04; Cost $2,887,500)(a)(c)     2,750,000        2,825,625
---------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                     7,402,000        8,771,370
===========================================================================
                                                                 91,024,527
===========================================================================



BUILDING PRODUCTS-0.73%


Building Materials Corp. of America,
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08(a)      5,900,000        6,106,500
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%,
  07/15/05(a)                                    1,020,000        1,030,200
---------------------------------------------------------------------------
Nortek Inc., Sr. Unsec. Sub. Gtd. Global
  Notes, 8.50%, 09/01/14(a)                      1,840,000        1,899,800
===========================================================================
                                                                  9,036,500
===========================================================================



CASINOS & GAMING-2.80%


Aztar Corp., Sr. Sub. Global Notes, 7.88%,
  06/15/14(a)                                    3,605,000        4,001,550
---------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                             5,520,000        5,713,200
---------------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Notes, 8.13%,
  06/01/12(a)                                    1,855,000        1,980,212
---------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)         10,580,000       10,738,700
---------------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)          5,965,000        6,367,637
---------------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                      1,850,000        1,859,250
---------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                    1,190,000        1,233,137
---------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10(a)     2,557,000        2,921,372
===========================================================================
                                                                 34,815,058
===========================================================================



COMMODITY CHEMICALS-1.61%


Basell Finance Co.-B.V. (Netherlands), Sr.,
  Unsec., Gtd., Deb., 8.10%, 03/15/27
  (Acquired 01/06/05-01/20/05; Cost
  $3,888,350)(a)(c)                              3,835,000        3,949,858
---------------------------------------------------------------------------
Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                            7,350,000        8,415,750
---------------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)               6,837,000        7,640,347
===========================================================================

                                                                 20,005,955
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-1.02%


Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/01/29(a)              $ 6,820,000   $    6,155,050
---------------------------------------------------------------------------
Nortel Network Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06(a)                      3,605,000        3,668,087
---------------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)     2,750,000        2,866,875
===========================================================================
                                                                 12,690,012
===========================================================================


CONSTRUCTION & ENGINEERING-0.32%


Great Lakes Dredge & Dock Co., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)     4,600,000        4,025,000
===========================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.65%


Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $5,583,466)(a)(c)                              5,645,000        6,195,387
---------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11(a)                               930,000          995,100
---------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                      8,270,000        9,200,375
---------------------------------------------------------------------------
Trinity Industries, Inc., Sr. Gtd. Global
  Notes, 6.50%, 03/15/14(a)                      2,415,000        2,415,000
---------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                             1,545,000        1,624,181
===========================================================================
                                                                 20,430,043
===========================================================================


CONSTRUCTION MATERIALS-0.68%


Goodman Global Holding Co., Inc.,
  Sr. Floating Rate Notes, 5.76%, 06/15/12
  (Acquired 12/15/04; Cost
  $230,000)(a)(c)(d)(h)                            230,000          236,900
---------------------------------------------------------------------------
  Sr. Sub. Notes, 7.88%, 12/15/12 (Acquired
  12/15/04; Cost $920,000)(a)(c)                   920,000          892,400
---------------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $2,755,000)(a)(c)                              2,755,000        2,720,562
---------------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)               4,255,000        4,574,125
===========================================================================
                                                                  8,423,987
===========================================================================


CONSUMER FINANCE-0.61%


Dollar Financial Group Inc., Gtd. Global
  Notes, 9.75%, 11/15/11(a)                      6,785,000        7,531,350
===========================================================================


DISTILLERS & VINTNERS-0.24%


Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)     2,704,000        2,947,360
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL SERVICES-0.39%


Cornell Cos., Inc., Sr. Unsec. Gtd. Global
  Notes, 10.75%, 07/01/12(a)                   $   725,000   $      788,437
---------------------------------------------------------------------------
Corrections Corp. of America, Sr. Notes,
  7.50%, 05/01/11(a)                             1,000,000        1,065,000
---------------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                      2,820,000        3,024,450
===========================================================================
                                                                  4,877,887
===========================================================================



DIVERSIFIED METALS & MINING-0.15%


Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                    1,850,000        1,917,062
===========================================================================



DRUG RETAIL-1.01%


Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04-01/19/05; Cost $1,430,813)(a)(c)      1,430,000        1,487,200
---------------------------------------------------------------------------
  Sr. Sub. Notes, 8.50%, 08/01/14 (Acquired
  09/16/04-09/17/04; Cost $6,426,881)(a)(c)      6,420,000        6,428,025
---------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07(a)    2,755,000        2,761,887
---------------------------------------------------------------------------
  Sr. Sec. Notes, 7.50%, 01/15/15 (Acquired
  01/04/05; Cost $1,835,000)(a)(c)               1,835,000        1,821,238
===========================================================================
                                                                 12,498,350
===========================================================================



ELECTRIC UTILITIES-3.31%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)               4,490,000        4,871,650
---------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                    3,682,770        3,820,874
---------------------------------------------------------------------------
Midwest Generation LLC
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                      9,210,000       10,326,712
---------------------------------------------------------------------------
  Sr. Sec. Global Notes, 8.75%, 05/01/34(a)      4,590,000        5,152,275
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                     8,705,000       10,913,894
---------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $5,808,775)(a)(c)      5,567,000        6,012,360
===========================================================================
                                                                 41,097,765
===========================================================================



ELECTRONIC MANUFACTURING SERVICES-0.78%


Celestica Inc. (Canada), Sr. Sub. Notes,
  7.88%, 07/01/11(a)                             1,380,000        1,442,100
---------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13(a)      2,720,000        2,774,400
---------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10(a)                     4,830,000        5,506,200
===========================================================================
                                                                  9,722,700
===========================================================================



ENVIRONMENTAL SERVICES-0.62%


Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                    7,440,000        7,756,200
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


FERTILIZERS & AGRICULTURAL CHEMICALS-0.43%


IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%,
  08/01/13(a)                                  $ 4,225,000   $    5,165,062
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.88%, 06/01/08(a)                               97,000          113,732
===========================================================================
                                                                  5,278,794
===========================================================================


FOOD RETAIL-0.17%


Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)               1,850,000        2,104,375
===========================================================================


FOREST PRODUCTS-0.51%


Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Global Notes, 6.75%, 03/15/14(a)    1,380,000        1,338,600
---------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 6.75%, 03/15/14(a)    3,700,000        3,570,500
---------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)    1,385,000        1,459,444
===========================================================================
                                                                  6,368,544
===========================================================================


GAS UTILITIES-0.44%


Inergy LP/Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $1,380,000)(a)(c)                              1,380,000        1,383,450
---------------------------------------------------------------------------
SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)           1,890,000        2,079,000
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)    1,885,000        2,019,306
===========================================================================
                                                                  5,481,756
===========================================================================


HEALTH CARE DISTRIBUTORS-0.08%


National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)(c)                   910,000        1,041,950
===========================================================================


HEALTH CARE EQUIPMENT-1.41%


Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                    6,100,000        6,771,000
---------------------------------------------------------------------------
Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13(a)                                    4,125,000        4,815,937
---------------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12(a)                     2,880,000        3,384,000
---------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09(a)                             2,300,000        2,524,250
===========================================================================
                                                                 17,495,187
===========================================================================


HEALTH CARE FACILITIES-3.57%


Alderwoods Group, Inc., Sr. Notes, 7.75%,
  09/15/12 (Acquired 08/05/04; Cost
  $920,000)(a)(c)                                  920,000          992,450
---------------------------------------------------------------------------
Ardent Health Services Inc., Sr. Sub. Global
  Notes, 10.00%, 08/15/13(a)                     1,930,000        2,007,200
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

HEALTH CARE FACILITIES-(CONTINUED)

Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)        $ 1,855,000   $    2,091,512
---------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                      1,815,000        1,969,275
---------------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09(a)         1,920,000        1,929,600
---------------------------------------------------------------------------
HCA Inc., Global Notes,
  5.50%, 12/01/09(a)                             1,835,000        1,837,844
---------------------------------------------------------------------------
  6.38%, 01/15/15(a)                               920,000          933,818
---------------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11(a)                            10,350,000       10,789,875
---------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14 (Acquired
  06/15/04; Cost $1,352,785)(a)(c)               1,385,000        1,443,862
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)           5,550,000        5,036,625
---------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Sub. Notes,
  7.00%, 11/15/13(a)                             7,360,000        7,488,800
---------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                    6,840,000        7,746,300
===========================================================================
                                                                 44,267,161
===========================================================================



HEALTH CARE SERVICES-0.56%


Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)         3,750,000        4,256,250
---------------------------------------------------------------------------
Team Health Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                             2,760,000        2,732,400
===========================================================================
                                                                  6,988,650
===========================================================================



HEALTH CARE SUPPLIES-0.23%


Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $2,765,000)(a)(c)                         2,765,000        2,903,250
===========================================================================



HOMEBUILDING-0.82%


Technical Olympic USA, Inc.,
  Sr. Sub. Notes, 7.50%, 01/15/15 (Acquired
  12/14/04; Cost $1,835,000)(a)(c)               1,835,000        1,789,125
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.00%,
  07/01/10(a)                                    2,850,000        3,078,000
---------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)              4,770,000        5,306,625
===========================================================================
                                                                 10,173,750
===========================================================================



HOTELS, RESORTS & CRUISE LINES-3.08%


Grupo Posadas S.A. (Mexico), Sr. Notes,
  8.75%, 10/04/11 (Acquired
  10/15/04-01/20/05; Cost $1,806,875)(a)(c)      1,750,000        1,890,000
---------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                      6,380,000        6,746,850
---------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11(a)                                    4,780,000        5,246,050
---------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                             4,830,000        5,373,375
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10(a)    2,845,000        3,239,744
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                    7,320,000        8,619,300
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12(a)      6,235,000        7,139,075
===========================================================================
                                                                 38,254,394
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


HOUSEHOLD APPLIANCES-0.06%


Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14(a)             $   920,000   $      740,600
===========================================================================


HOUSEHOLD PRODUCTS-0.24%


Rayovac Corp., Sr. Sub. Notes, 7.38%,
  02/01/15 (Acquired 01/21/05; Cost
  $2,965,000)(a)(c)(d)                           2,965,000        3,005,769
===========================================================================


HOUSEWARES & SPECIALTIES-0.14%


Ames True Temper Inc., Sr. Sub. Global Notes,
  10.00%, 07/15/12(a)                            1,835,000        1,747,837
===========================================================================


INDUSTRIAL CONGLOMERATES-0.31%


Polypore Inc., Sr. Sub. Global Notes, 8.75%,
  05/15/12(a)                                    3,670,000        3,789,275
===========================================================================


INDUSTRIAL MACHINERY-1.17%


Aearo Co. I, Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                    1,340,000        1,386,900
---------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)         3,718,000        4,284,995
---------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)               2,775,000        2,879,062
---------------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 05/14/03-10/06/04; Cost
  $5,656,531)(a)(c)                              6,145,000        5,991,375
===========================================================================
                                                                 14,542,332
===========================================================================


INTEGRATED OIL & GAS-0.75%


Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                             8,315,000        9,343,981
===========================================================================


INTEGRATED TELECOMMUNICATION SERVICES-3.19%


Citizens Communications Co., Sr. Notes,
  6.25%, 01/15/13(a)                             2,760,000        2,780,093
---------------------------------------------------------------------------
Embratel Particiapacoes S.A.-Series B
  (Brazil), Gtd. Global Notes, 11.00%,
  12/15/08(a)                                    5,585,000        6,394,825
---------------------------------------------------------------------------
LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                    8,305,000        8,097,375
---------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                    1,250,000        1,343,750
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09(a)                           $ 6,695,000   $    6,510,887
---------------------------------------------------------------------------
  7.25%, 02/15/11(a)                             1,915,000        1,862,337
---------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.50%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $7,799,561)(a)(c)      8,305,000        8,616,437
---------------------------------------------------------------------------
Qwest Corp., Sr. Notes, 7.88%, 09/01/11
  (Acquired 11/18/04; Cost $3,945,250)(a)(c)     3,670,000        3,945,250
===========================================================================
                                                                 39,550,954
===========================================================================



LEISURE FACILITIES-0.78%


Six Flags, Inc.,
  Sr. Global Notes, 9.63%, 06/01/14(a)           2,770,000        2,634,963
---------------------------------------------------------------------------
  Sr. Notes, 9.63%, 06/01/14 (Acquired
  01/06/05; Cost $1,825,825)(a)(c)               1,835,000        1,745,544
---------------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)          2,800,000        3,311,000
---------------------------------------------------------------------------
Universal City Florida Holding Co. I/II,
  Sr. Floating Rate Notes, 7.20%, 05/01/10
  (Acquired 12/02/04; Cost
  $930,000)(a)(c)(d)(e)                            930,000          971,850
---------------------------------------------------------------------------
  Sr. Notes, 8.38%, 05/01/10 (Acquired
  12/02/04; Cost $930,000)(a)(c)                   930,000          976,500
===========================================================================
                                                                  9,639,857
===========================================================================



MARINE-0.39%


Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13(a)               2,715,000        3,000,075
---------------------------------------------------------------------------
Stena AB (Sweden), Sr. Notes, 7.00%, 12/01/16
  (Acquired 11/18/04; Cost $1,835,000)(a)(c)     1,835,000        1,789,125
===========================================================================
                                                                  4,789,200
===========================================================================



METAL & GLASS CONTAINERS-4.40%


Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                            3,850,000        4,052,125
---------------------------------------------------------------------------
Crown European Holdings S.A. (France),
  Sr. Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                    7,545,000        8,469,263
---------------------------------------------------------------------------
  Sr. Sec. Third Lien Global Notes, 10.88%,
  03/01/13(a)                                    1,000,000        1,182,500
---------------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                      4,775,000        5,288,313
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Notes, 6.75%, 12/01/14 (Acquired
  11/23/04; Cost $2,325,000)(a)(c)               2,325,000        2,359,875
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                             2,715,000        2,938,988
---------------------------------------------------------------------------
  8.75%, 11/15/12(a)                             5,540,000        6,204,800
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                    5,990,000        6,589,000
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
METAL & GLASS CONTAINERS-(CONTINUED)

Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)            $ 4,670,000   $    5,323,800
---------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Disc. Global Notes, 11.13%,
  06/15/09(a)(b)                                 6,190,000        5,787,650
---------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                    3,575,000        3,914,625
---------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10(a)                            2,310,000        2,483,250
===========================================================================
                                                                 54,594,189
===========================================================================


MOVIES & ENTERTAINMENT-1.01%


AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                    3,750,000        4,068,750
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.00%,
  03/01/14(a)                                    3,570,000        3,552,150
---------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                      1,850,000        2,067,375
---------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $2,755,000)(a)(c)                              2,755,000        2,892,750
===========================================================================
                                                                 12,581,025
===========================================================================


MULTI-UTILITIES & UNREGULATED POWER-7.00%


AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                            12,960,000       13,802,400
---------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                             6,988,765        7,879,833
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)      3,365,000        2,481,688
---------------------------------------------------------------------------
Calpine Corp.
  Sr. Sec. Notes, 9.63%, 09/30/14 (Acquired
  09/28/04; Cost $4,618,319)(a)(c)               4,655,000        4,643,363
---------------------------------------------------------------------------
  8.75%, 07/15/07(a)                             9,860,000        8,035,900
---------------------------------------------------------------------------
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $4,755,769)(a)(c)      5,085,000        3,877,313
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05(a)           3,693,000        3,711,465
---------------------------------------------------------------------------
Calpine Generating Co., Sec. Floating Rate
  Global Notes, 8.14%, 04/01/10(a)(i)            5,525,000        5,386,875
---------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)           1,395,000        1,508,344
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)    4,140,000        4,554,000
---------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/21/03; Cost $4,493,177)(a)(c)      4,510,000        5,017,375
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)    3,855,000        3,893,550
---------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)(g)                3,875,000        4,388,438
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07(a)                    $ 1,000,000   $    1,050,000
---------------------------------------------------------------------------
Reliant Energy Inc.,
  Sr. Sec. Global Notes,
  9.25%, 07/15/10(a)                             4,805,000        5,369,588
---------------------------------------------------------------------------
  9.50%, 07/15/13(a)                             4,605,000        5,180,625
---------------------------------------------------------------------------
  Sr. Sec. Notes, 6.75%, 12/15/14(a)             2,755,000        2,699,900
---------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17(a)                      2,956,853        3,422,557
===========================================================================
                                                                 86,903,214
===========================================================================



OFFICE ELECTRONICS-0.59%


Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                    6,785,000        7,344,763
===========================================================================



OIL & GAS DRILLING-0.19%


Parker Drilling Co., Sr. Unsec. Gtd. Floating
  Rate Notes, 7.15%, 09/01/10(a)(e)              2,295,000        2,415,488
===========================================================================



OIL & GAS EQUIPMENT & SERVICES-1.96%


CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes, 7.38%, 05/01/14(a)               2,415,000        2,535,750
---------------------------------------------------------------------------
Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09(a)               2,740,000        3,048,250
---------------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14(a)                  1,855,000        2,068,325
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.63%,
  12/15/10(a)                                    1,845,000        2,001,825
---------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                    5,565,000        5,592,825
---------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                             8,265,000        9,029,513
===========================================================================
                                                                 24,276,488
===========================================================================



OIL & GAS EXPLORATION & PRODUCTION-0.57%


Paramount Resources Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14(a)                      2,691,000        3,296,475
---------------------------------------------------------------------------
Stone Energy Corp. Sr. Sub. Notes, 6.75%,
  12/15/14 (Acquired 12/08/04; Cost
  $920,000)(a)(c)                                  920,000          910,800
---------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                    2,605,000        2,816,656
===========================================================================
                                                                  7,023,931
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.83%


CITGO Petroleum Corp., Sr. .Notes, 6.00%,
  10/15/11 (Acquired 10/15/04; Cost
  $4,562,835)(a)(c)                            $ 4,595,000   $    4,549,050
---------------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                    8,325,000        8,678,813
---------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)          5,510,000        5,771,725
---------------------------------------------------------------------------
MarkWest Energy Partners LP/MarkWest Energy
  Finance Corp., Sr. Notes, 6.88%, 11/01/14
  (Acquired 10/19/04-10/20/04; Cost
  $5,042,088)(a)(c)                              5,010,000        5,060,100
---------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                             2,300,000        2,438,000
---------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)               3,740,000        4,039,200
---------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                    2,880,000        2,973,600
---------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10(a)                      1,450,000        1,616,750
===========================================================================
                                                                 35,127,238
===========================================================================


PACKAGED FOODS & MEATS-0.79%


Del Monte Corp.,
  Sr. Sub. Notes, 6.75%, 02/15/15 (Acquired
  01/25/05; Cost $930,000)(a)(c)(d)                930,000          941,625
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.63%,
  12/15/12(a)                                    1,840,000        2,051,600
---------------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $1,385,000)(a)(c)                              1,385,000        1,288,050
---------------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 02/05/04; Cost
  $2,864,429)(a)(c)                              2,765,000        2,571,450
---------------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Notes, 7.00%,
  08/01/11 (Acquired 11/15/04; Cost
  $2,920,300)(a)(c)                              2,755,000        2,940,963
===========================================================================
                                                                  9,793,688
===========================================================================


PAPER PACKAGING-0.32%


Jefferson Smurfit Corp. (U.S.), Sr. Unsec.
  Gtd. Unsub. Global Notes, 7.50%,
  06/01/13(a)                                    3,775,000        3,926,000
===========================================================================


PAPER PRODUCTS-2.23%


Bowater Inc., Global Notes., 6.50%,
  06/15/13(a)                                    6,330,000        6,345,825
---------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                      5,405,000        5,675,250
---------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                      2,865,000        3,029,738
---------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)      3,850,000        4,167,625
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                    4,825,000        5,584,938
---------------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $2,100,475)(a)(c)                              2,070,000        2,080,350
---------------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11(a)                                      800,000          842,000
===========================================================================
                                                                 27,725,726
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


PERSONAL PRODUCTS-0.49%


Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                    $ 5,545,000   $    6,085,638
===========================================================================



PHARMACEUTICALS-0.77%


Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%,
  02/21/08(a)                                    3,385,000        3,520,400
---------------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $920,000)(a)(c)         920,000          968,300
---------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)        4,875,000        5,118,750
===========================================================================
                                                                  9,607,450
===========================================================================



PUBLISHING-0.48%


PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                    5,750,000        5,908,125
===========================================================================



RAILROADS-1.33%


Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)     3,645,000        3,918,375
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09(a)                                    8,223,000        8,325,788
---------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08(a)               3,829,000        4,307,625
===========================================================================
                                                                 16,551,788
===========================================================================



REAL ESTATE-1.69%


Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $2,368,757)(a)(c)               2,405,000        2,525,250
---------------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07(a)                                    5,400,000        5,973,750
---------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07(a)                                    1,670,000        1,816,125
---------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                             3,690,000        3,925,127
---------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11(a)               4,570,000        4,981,300
---------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                    1,525,000        1,696,563
===========================================================================
                                                                 20,918,115
===========================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.17%


LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13(a)                      1,850,000        2,114,550
===========================================================================



REGIONAL BANKS-0.66%


Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                             7,225,000        8,200,375
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


RESTAURANTS-0.44%


Carrols Corp., Sr. Sub. Notes, 9.00%,
  01/15/13 (Acquired 12/09/04; Cost
  $920,000)(a)(c)                              $   920,000   $      963,700
---------------------------------------------------------------------------
Landry's Restaurants, Inc., Sr. Notes, 7.50%,
  12/15/14 (Acquired 12/15/04; Cost
  $4,590,000)(a)(c)                              4,590,000        4,475,250
===========================================================================
                                                                  5,438,950
===========================================================================


SEMICONDUCTOR EQUIPMENT-0.27%


Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                      3,695,000        3,297,788
===========================================================================


SEMICONDUCTORS-1.20%


Advanced Micro Devices, Inc., Sr. Unsec.
  Notes, 7.75%, 11/01/12 (Acquired
  10/22/04-01/11/05; Cost $6,461,625)(a)(c)      6,450,000        6,482,250
---------------------------------------------------------------------------
MagnaChip Semiconductor SA/MagnaChip
  Semiconductor Finance Co.,
  Sr. Sec. Notes, 6.88%, 12/15/11 (Acquired
  12/16/04; Cost $1,375,000)(a)(c)               1,375,000        1,426,563
---------------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 12/15/14 (Acquired
  12/16/04; Cost $920,000)(a)(c)                   920,000          967,150
---------------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                     6,005,000        6,005,000
===========================================================================
                                                                 14,880,963
===========================================================================


SPECIALTY CHEMICALS-2.88%


BCP Caylux Holdings Luxembourg S.C.A., Sr.
  Sub. Notes, 9.63%, 06/15/14 (Acquired
  06/03/04-06/28/04; Cost $3,292,100)(a)(c)      3,230,000        3,601,450
---------------------------------------------------------------------------
HMP Equity Holdings Corp., Sr. Disc. Global
  Notes, 16.69%, 05/15/08(a)(j)                  2,755,000        1,845,850
---------------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $2,295,000)(a)(c)     2,295,000        2,713,838
---------------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                            1,783,000        2,086,110
---------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)               5,625,000        6,159,375
---------------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                             5,345,000        5,879,500
---------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                      6,975,000        7,428,375
---------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                      1,860,000        1,906,500
---------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)               3,630,000        4,065,600
===========================================================================
                                                                 35,686,598
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


SPECIALTY STORES-1.77%


Boise Cascade LLC,
  Sr. Floating Rate Notes, 5.54%, 10/15/12
  (Acquired 10/15/04; Cost $920,000)(a)(c)(e)  $   920,000   $      945,300
---------------------------------------------------------------------------
  Sr. Sub. Notes, 7.13%, 10/15/14 (Acquired
  10/15/04; Cost $5,050,000)(a)(c)               5,050,000        5,302,500
---------------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                    2,300,000        2,438,000
---------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)               4,600,000        4,692,000
---------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                             5,550,000        5,855,250
---------------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Sub.
  Notes, 7.50%, 12/15/14(a)                      2,750,000        2,798,125
===========================================================================
                                                                 22,031,175
===========================================================================



STEEL-0.62%


IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13(a)                             5,935,000        6,751,063
---------------------------------------------------------------------------
Ryerson Tull, Inc., Sr. Notes, 8.25%,
  12/15/11 (Acquired 12/08/04; Cost
  $920,000)(a)(c)                                  920,000          913,100
===========================================================================
                                                                  7,664,163
===========================================================================



TEXTILES-0.41%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $4,630,000)(a)(c)               4,630,000        5,121,938
===========================================================================



TRADING COMPANIES & DISTRIBUTORS-0.43%


United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12(a)          5,465,000        5,396,688
===========================================================================



TRUCKING-0.47%


Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11(a)              5,045,000        5,826,975
===========================================================================



WIRELESS TELECOMMUNICATION SERVICES-6.49%


AirGate PCS, Inc.,
  Sr. Sec. Floating Rate Notes, 6.41%,
  10/15/11 (Acquired 10/07/04; Cost
  $1,395,000)(a)(c)(e)                           1,395,000        1,443,825
---------------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)        5,319,900        5,718,893
---------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(a)(b)            5,213,000        5,643,073
---------------------------------------------------------------------------
American Tower Corp., Sr. Unsec. Notes,
  7.13%, 10/15/12 (Acquired 09/28/04; Cost
  $4,585,000)(a)(c)                              4,585,000        4,630,850
---------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13(a)              6,500,000        7,410,000
---------------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11(a)                      4,500,000        5,028,750
---------------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13(a)                      4,675,000        3,482,875
---------------------------------------------------------------------------
Innova S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                      9,205,000       10,493,700
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Global Notes, 11.50%,
  05/01/12(a)                                    3,805,000        4,347,213
---------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                      4,600,000        4,795,500
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                           $ 3,710,000   $    4,118,100
---------------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sec. Global Notes, 7.25%, 12/15/12(a)          2,295,000        2,458,519
---------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                      3,690,000        3,957,525
---------------------------------------------------------------------------
SBA Communications Corp., Sr. Notes, 8.50%,
  12/01/12 (Acquired 12/01/04; Cost
  $1,860,000)(a)(c)                              1,860,000        1,934,400
---------------------------------------------------------------------------
SBA Telecommunications/SBA Communications
  Corp., Sr. Unsec. Disc. Global Notes,
  9.75%, 12/15/11(a)(b)                          7,955,000        6,861,188
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11 (Acquired 09/29/04; Cost
  $947,025)(a)(c)                                  915,000        1,015,650
---------------------------------------------------------------------------
US Unwired Inc.
  Series B, Sr. Sec. First Priority Floating
  Rate Global Notes, 6.74%, 06/15/10(a)(e)       2,765,000        2,875,600
---------------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Notes,
  10.00%, 06/15/12(a)                              920,000        1,035,000
---------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                      2,790,000        3,264,300
===========================================================================
                                                                 80,514,961
===========================================================================
    Total Bonds & Notes (Cost $1,068,431,612)                 1,109,809,379
===========================================================================


                                                 SHARES


STOCKS & OTHER EQUITY INTERESTS-4.57%


ALTERNATIVE CARRIERS-0.00%


KMC Telecom Holdings, Inc.-Wts., expiring
  01/31/08(a)(k)                                        35                0
---------------------------------------------------------------------------
Netco Government Services Inc.-Wts., expiring
  03/01/05(a)(k)                                    17,100              171
===========================================================================
                                                                        171
===========================================================================


BROADCASTING & CABLE TV-0.03%


Knology, Inc.(l)                                    60,922          140,121
---------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(a)(k)                                     3,470          263,720
===========================================================================
                                                                    403,841
===========================================================================


COMMUNICATIONS EQUIPMENT-0.00%


Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(k)                              74,000              740
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


CONSTRUCTION MATERIALS-0.00%


Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(c)(d)(k)                              10,780   $        1,455
===========================================================================



GENERAL MERCHANDISE STORES-0.01%


Travelcenters of America Inc.
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(c)(d)(k)                              14,700           77,175
---------------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(k)                      4,900           25,725
===========================================================================
                                                                    102,900
===========================================================================



HOME FURNISHINGS-0.00%


O'Sullivan Industries, Inc.
  Series B, Pfd.-Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(c)(d)(k)             21,155                0
---------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(c)(d)(k)                                 21,155                0
===========================================================================
                                                                          0
===========================================================================



INTEGRATED TELECOMMUNICATION SERVICES-2.33%


McLeodUSA Inc.-Wts., expiring 04/16/07(f)(k)       117,164           16,403
---------------------------------------------------------------------------
NTELOS Inc.
  (Acquired 04/10/03-09/10/03; Cost
  $10,387,500)(c)(d)(f)                            497,111       14,913,330
---------------------------------------------------------------------------
  Wts., expiring 08/15/10 (Acquired 07/21/00-
  11/15/00; Cost $214,160)(c)(d)(f)                 33,035                0
---------------------------------------------------------------------------
Telewest Global, Inc.(l)                           831,944       14,018,256
===========================================================================
                                                                 28,947,989
===========================================================================



MULTI-UTILITIES & UNREGULATED POWER-0.69%


AES Trust VII-$3.00 Conv. Pfd                      172,950        8,517,788
===========================================================================



PUBLISHING-0.24%


PRIMEDIA Inc.-Series D, 10.00% Pfd.(a)              29,900        3,004,950
===========================================================================



WIRELESS TELECOMMUNICATION SERVICES-1.27%


Alamosa Holdings, Inc.-Series B,
  Conv. Pfd. $18.75(a)                               6,433        6,223,213
---------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(c)(d)(k)                              7,220        1,840,754
---------------------------------------------------------------------------
Horizon PCS, Inc.
  Class A(l)                                        84,287        2,069,246
---------------------------------------------------------------------------
  Wts., expiring 10/01/10 (Acquired 05/02/01;
  Cost $0)(c)(d)(f)                                 29,480              295
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

iPCS, Inc.(l)                                      180,526   $    5,596,306
---------------------------------------------------------------------------
  Wts., expiring 07/15/10 (Acquired 01/29/10;
  Cost $0)(c)(d)(f)                                  6,880               69
---------------------------------------------------------------------------
Iwo Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(c)(d)(f)             14,340              143
---------------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $0)(a)(c)(d)                                      27,680              277
===========================================================================
                                                                 15,730,303
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $46,166,816)                                         56,710,137
===========================================================================


                                                PRINCIPAL
                                                 AMOUNT


BUNDLED SECURITIES-0.41%


Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.21%, 08/01/15
  (Acquired 01/25/05; Cost $5,136,919)(a)(c)   $ 4,767,442        5,152,027
===========================================================================


                                                 SHARES
MONEY MARKET FUNDS-4.32%


Liquid Assets Portfolio-Institutional
  Class(m)                                      26,781,613       26,781,613
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)     26,781,613       26,781,613
===========================================================================
    Total Money Market Funds (Cost
      $53,563,226)                                               53,563,226
===========================================================================
TOTAL INVESTMENTS-98.71% (Cost
  $1,173,298,573)                                             1,225,234,769
===========================================================================
OTHER ASSETS LESS LIABILITIES-1.29%                              15,999,469
===========================================================================
NET ASSETS-100.00%                                           $1,241,234,238
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Conv.    - Convertible
Ctfs.    - Certificates
Deb.     - Debentures
Disc.    - Discounted
Gtd.     - Guaranteed
Pfd.     - Preferred
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $1,126,136,701, which represented 91.91% of the Fund's Total Investments. See Note 1A.
(b) Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $218,081,201, which represented 17.57% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at January 31, 2005 was $35,702,762, which represented 2.88% of the Fund's Net Assets.
(e) Interest rate is redetermined quarterly. Rate shown is the rate in effect on January 31, 2005.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at January 31, 2005 was $15,192,385, which represented 1.24% of the Fund's Total Investments. See Note 1A.
(g) Defaulted security. Adelphia Communications Corp. and Key Plastics Holdings, Inc. have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. The aggregate market value of these securities at January 31, 2005 was $32,923,583, which represented 2.69% of the Fund's Total Investments.
(h) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on January 31, 2005.
(i) Interest rate is redetermined monthly. Rate shown is the rate in effect on January 31, 2005.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(k) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(l) Non-income producing security.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,119,735,347)                            $ 1,171,671,543
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $53,563,226)                        53,563,226
============================================================
    Total investments (cost $1,173,298,573)    1,225,234,769
============================================================
Cash                                               3,737,911
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,118,860
------------------------------------------------------------
  Fund shares sold                                   902,336
------------------------------------------------------------
  Dividends and interest                          21,148,435
------------------------------------------------------------
  Investments matured (Note 9)                        36,840
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  182,770
------------------------------------------------------------
Other assets                                          77,927
============================================================
    Total assets                               1,256,439,848
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,338,104
------------------------------------------------------------
  Fund shares reacquired                           3,823,602
------------------------------------------------------------
  Dividends                                        1,850,404
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 311,605
------------------------------------------------------------
Accrued distribution fees                            505,586
------------------------------------------------------------
Accrued trustees' fees                                 2,808
------------------------------------------------------------
Accrued transfer agent fees                          225,206
------------------------------------------------------------
Accrued operating expenses                           148,295
============================================================
    Total liabilities                             15,205,610
============================================================
Net assets applicable to shares outstanding  $ 1,241,234,238
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,218,942,339
------------------------------------------------------------
Undistributed net investment income               (2,505,350)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (2,027,138,948)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      51,936,197
============================================================
                                             $ 1,241,234,238
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $   560,987,955
____________________________________________________________
============================================================
Class B                                      $   367,838,880
____________________________________________________________
============================================================
Class C                                      $    71,892,855
____________________________________________________________
============================================================
Investor Class                               $   219,166,842
____________________________________________________________
============================================================
Institutional Class                          $    21,347,706
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          124,072,351
____________________________________________________________
============================================================
Class B                                           81,098,909
____________________________________________________________
============================================================
Class C                                           15,913,103
____________________________________________________________
============================================================
Investor Class                                    48,426,215
____________________________________________________________
============================================================
Institutional Class                                4,724,617
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          4.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.52 divided by
      95.25%)                                $          4.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          4.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          4.52
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $          4.53
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          4.52
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $46,953,676
-------------------------------------------------------------------------
Dividends                                                         515,097
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      625,566
=========================================================================
    Total investment income                                    48,094,339
=========================================================================

EXPENSES:

Advisory fees                                                   3,354,313
-------------------------------------------------------------------------
Administrative services fees                                      168,418
-------------------------------------------------------------------------
Custodian fees                                                     62,922
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         715,834
-------------------------------------------------------------------------
  Class B                                                       2,002,315
-------------------------------------------------------------------------
  Class C                                                         381,980
-------------------------------------------------------------------------
  Investor Class                                                  244,974
-------------------------------------------------------------------------
Transfer agent fees:
  Class A, B, C and Investor                                    1,276,565
-------------------------------------------------------------------------
  Institutional Class                                               3,923
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             34,167
-------------------------------------------------------------------------
Other                                                             354,348
=========================================================================
    Total expenses                                              8,599,759
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (115,215)
=========================================================================
    Net expenses                                                8,484,544
=========================================================================
Net investment income                                          39,609,795
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        24,550,124
-------------------------------------------------------------------------
  Foreign currencies                                                2,961
=========================================================================
                                                               24,553,085
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   35,683,757
=========================================================================
Net gain from investment securities and foreign currencies     60,236,842
=========================================================================
Net increase in net assets resulting from operations          $99,846,637
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   39,609,795    $  100,932,051
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    24,553,085        47,647,309
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                                --           837,926
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    35,683,757        25,070,033
==============================================================================================
    Net increase in net assets resulting from operations          99,846,637       174,487,319
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (18,254,761)      (48,472,912)
----------------------------------------------------------------------------------------------
  Class B                                                        (11,360,242)      (36,610,283)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,171,267)       (6,311,046)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (7,255,502)      (15,359,857)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (402,042)          (47,509)
==============================================================================================
    Decrease in net assets resulting from distributions          (39,443,814)     (106,801,607)
==============================================================================================
Share transactions-net:
  Class A                                                        (20,734,587)      (25,301,882)
----------------------------------------------------------------------------------------------
  Class B                                                        (62,236,302)     (146,494,803)
----------------------------------------------------------------------------------------------
  Class C                                                         (7,658,129)         (249,978)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (17,517,252)      223,068,292
----------------------------------------------------------------------------------------------
  Institutional Class                                             15,568,217         5,284,210
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (92,578,053)       56,305,839
==============================================================================================
    Net increase (decrease) in net assets                        (32,175,230)      123,991,551
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,273,409,468     1,149,417,917
==============================================================================================
  End of period (including undistributed net investment
    income of $(2,505,350) and $(2,671,331), respectively)    $1,241,234,238    $1,273,409,468
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds), are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended January 31, 2005, AIM waived fees of $7,055.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $63,114 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $168,418.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $1,276,565 for Class A, Class B, Class C and Investor Class share classes and $3,923 for Institutional Class shares.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $715,834, $2,002,315, $381,980 and $244,974, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $43,070 in front-end sales commissions from the sale of Class A shares and $434, $31,204 and $7,728 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      01/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,631,880      $130,753,517      $(117,603,784)        $   --         $26,781,613     $311,001       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,631,880       130,753,517       (117,603,784)            --          26,781,613      314,565           --
==================================================================================================================================
  Total           $27,263,760      $261,507,034      $(235,207,568)        $   --         $53,563,226     $625,566       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended January 31, 2005, the Fund engaged in purchases and sales of securities of $2,257,497 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended January 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $45,046.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $4,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,943,300,145 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  117,576,336
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,034,913,509
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO High Yield Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $378,298,384 and $494,668,191, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 86,070,380
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (38,359,940)
==============================================================================
Net unrealized appreciation of investment securities             $ 47,710,440
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,177,524,329.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                   JANUARY 31, 2005                  JULY 31, 2004
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      11,845,228    $ 52,578,712      87,902,041    $ 369,269,080
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,023,019      17,864,116      18,127,441       77,847,288
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,074,204       9,153,861      12,117,732       52,362,546
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             2,793,203      12,442,951       5,359,665       23,456,707
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        3,427,535      15,275,388       1,221,889        5,241,327
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,592,073      11,544,454       7,028,356       30,449,463
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,280,856       5,718,339       4,377,543       19,024,636
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         313,723       1,395,718         973,966        4,228,476
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             1,371,939       6,115,554       2,967,064       12,998,054
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           89,817         402,042          11,040           47,509
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --              --       3,472,810       14,863,500
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --         625,758        2,692,622
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --       3,933,894       16,848,468
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --              --      67,146,021      287,723,965
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,261,493      10,124,128      13,318,518       57,901,548
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,253,374)    (10,124,128)    (13,278,261)     (57,901,548)
==========================================================================================================================
Reacquired:(e)
  Class A                                                     (21,289,046)    (94,981,881)   (116,337,900)    (497,785,473)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (16,947,769)    (75,694,629)    (43,628,313)    (188,157,801)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,096,855)    (18,207,708)    (16,972,525)     (73,689,468)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (8,088,018)    (36,075,757)    (23,123,659)    (101,110,434)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (24,563)       (109,213)         (1,101)          (4,626)
==========================================================================================================================
                                                              (20,626,535)   $(92,578,053)     15,241,979    $  56,305,839
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund. The Fund's principal underwriter may have an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c)  Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,934,532 shares of INVESCO High Yield Fund outstanding as of the close of business October 31, 2003. INVESCO High Yield Fund net assets at that date of $322,128,555, including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(e) Amount is net of redemption fees of $5,2898, $3,622, $693, $2,074 and $141 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively, for the six months ended January 31, 2005 and $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B,
     Class C, Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                       SIX MONTHS                                                                    SEVEN MONTHS
                                          ENDED                              YEAR ENDED JULY 31,                        ENDED
                                       JANUARY 31,          -----------------------------------------------------      JULY 31,
                                          2005                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   4.31            $   4.10       $   3.70       $   4.92       $   7.00     $     8.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.14                0.33(a)        0.37(a)        0.49(b)        0.68           0.47
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.21                0.23           0.40          (1.19)         (2.03)         (1.03)
=================================================================================================================================
  Net increase from payments by
    affiliates                                --                  --             --             --             --             --
=================================================================================================================================
    Total from investment operations        0.35                0.56           0.77          (0.70)         (1.35)         (0.56)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 (0.14)              (0.35)         (0.37)         (0.52)         (0.69)         (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                          --                  --             --             --          (0.03)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                         --                  --             --             --          (0.01)            --
=================================================================================================================================
    Total distributions                    (0.14)              (0.35)         (0.37)         (0.52)         (0.73)         (0.51)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                       0.00                0.00             --             --             --             --
=================================================================================================================================
Net asset value, end of period          $   4.52            $   4.31       $   4.10       $   3.70       $   4.92     $     7.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             8.28%              13.92%         22.10%        (15.36)%       (19.98)%        (7.12)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $560,988            $555,042       $547,092       $417,974       $683,845     $1,056,453
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.06%(d)(e)         1.05%(e)       1.16%          1.07%          0.99%          0.93%(f)
=================================================================================================================================
Ratio of net investment income to
  average net assets                        6.41%(d)            7.68%          9.64%         11.15%         11.98%         10.79%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                    32%                 89%           101%            59%            55%            23%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $567,998,602.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.07% (annualized) and 1.06% for periods ending January 31, 2005 and July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                       ------------------------------------------------------------------------------------------
                                       SIX MONTHS                                                                    SEVEN MONTHS
                                          ENDED                              YEAR ENDED JULY 31,                        ENDED
                                       JANUARY 31,          -----------------------------------------------------      JULY 31,
                                          2005                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   4.33            $   4.12       $   3.71       $   4.93       $   7.01     $     8.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.13                0.30(a)        0.34(a)        0.45(b)        0.64           0.44
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.21                0.23           0.41          (1.18)         (2.03)         (1.03)
=================================================================================================================================
  Net increase from payments by
    affiliates                                --                  --             --             --             --             --
=================================================================================================================================
    Total from investment operations        0.34                0.53           0.75          (0.73)         (1.39)         (0.59)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 (0.13)              (0.32)         (0.34)         (0.49)         (0.65)         (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                          --                  --             --             --          (0.03)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                         --                  --             --             --          (0.01)            --
=================================================================================================================================
    Total distributions                    (0.13)              (0.32)         (0.34)         (0.49)         (0.69)         (0.47)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                       0.00                0.00             --             --             --             --
=================================================================================================================================
Net asset value, end of period          $   4.54            $   4.33       $   4.12       $   3.71       $   4.93     $     7.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             7.86%              13.60%(d)      21.44%        (15.99)%       (20.60)%        (7.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $367,839            $411,088       $530,239       $469,408       $756,704     $1,206,737
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.81%(e)(f)         1.80%(f)       1.91%          1.82%          1.75%          1.69%(g)
=================================================================================================================================
Ratio of net investment income to
  average net assets                        5.66%(e)            6.95%          8.89%         10.40%         11.22%         10.03%(g)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                    32%                 89%           101%            59%            55%            23%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e) Ratios are annualized and based on average daily net assets of $397,198,331.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.82% (annualized) and 1.81% for periods ending January 31, 2005 and July 31, 2004, respectively.
(g)  Annualized.
(h)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS                                                                SEVEN MONTHS
                                              ENDED                            YEAR ENDED JULY 31,                      ENDED
                                           JANUARY 31,          -------------------------------------------------      JULY 31,
                                              2005               2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  4.31            $  4.10       $  3.70       $  4.92       $  6.99      $   8.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.13               0.30(a)       0.34(a)       0.45(b)       0.65          0.44
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.21               0.23          0.40         (1.18)        (2.03)        (1.03)
=================================================================================================================================
  Net increase from payments by
    affiliates                                    --                 --            --            --            --            --
=================================================================================================================================
    Total from investment operations            0.34               0.53          0.74         (0.73)        (1.38)        (0.59)
=================================================================================================================================
Less distributions:
  Dividends from net investment income         (0.13)             (0.32)        (0.34)        (0.49)        (0.65)        (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                              --                 --            --            --         (0.03)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                             --                 --            --            --         (0.01)           --
=================================================================================================================================
    Total distributions                        (0.13)             (0.32)        (0.34)        (0.49)        (0.69)        (0.47)
=================================================================================================================================
Redemption fees added to shares of
  beneficial interest                           0.00               0.00            --            --            --            --
=================================================================================================================================
Net asset value, end of period               $  4.52            $  4.31       $  4.10       $  3.70       $  4.92      $   6.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 7.89%             13.12%        21.22%       (16.02)%      (20.52)%       (7.51)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $71,893            $75,971       $72,086       $50,060       $81,871      $110,297
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         1.81%(d)(e)        1.80%(e)      1.91%         1.82%         1.75%         1.69%(f)
=================================================================================================================================
Ratio of net investment income to average
  net assets                                    5.66%(d)           6.93%         8.89%        10.40%        11.22%        10.03%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                        32%                89%          101%           59%           55%           23%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $75,773,248.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.82% (annualized) and 1.81% for periods ending January 31, 2005 and July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   4.32              $   4.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.14                  0.28(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.21                  0.13
==================================================================================================
  Net increase from payments by affiliates                           --                    --
==================================================================================================
    Total from investment operations                               0.35                  0.41
==================================================================================================
Less distributions from net investment income                     (0.14)                (0.29)
==================================================================================================
Redemption fees added to shares of beneficial interest             0.00                  0.00
==================================================================================================
Net asset value, end of period                                 $   4.53              $   4.32
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    8.27%                 9.93%(c)
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $219,167              $225,998
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.02%(d)              0.96%(e)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.03%(d)              1.03%(e)
==================================================================================================
Ratio of net investment income to average net assets               6.45%(d)              7.77%(e)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           32%                   89%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d) Ratios are annualized and based on average daily net assets of $225,192,754.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                       INSTITUTIONAL CLASS
                                                              -------------------------------------
                                                                                     APRIL 30, 2004
                                                                                      (DATE SALES
                                                               SIX MONTHS              COMMENCED)
                                                                  ENDED                    TO
                                                               JANUARY 31,              JULY 31,
                                                                  2005                    2004
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  4.31                 $ 4.39
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.15                   0.09(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.21                  (0.08)
===================================================================================================
  Net increase from payments by affiliates                            --                     --
===================================================================================================
    Total from investment operations                                0.36                   0.01
===================================================================================================
Less distributions from net investment income                      (0.15)                 (0.09)
===================================================================================================
Redemption fees added to shares of beneficial interest              0.00                   0.00
===================================================================================================
Net asset value, end of period                                   $  4.52                 $ 4.31
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                     8.46%                  0.16%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $21,348                 $5,309
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                             0.67%(c)(d)            0.67%(e)
===================================================================================================
Ratio of net investment income to average net assets                6.80%(c)               8.06%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                            32%                    89%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $507,624,606.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.68% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the

Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
Frank S. Bayley                   Chair                                         Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Robert H. Graham
Albert R. Dowden                  Vice Chair and President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Mark H. Williamson                            11 Greenway Plaza
Carl Frischling                   Executive Vice President                      Suite 100
Robert H. Graham                                                                Houston, TX 77046-1173
Gerald J. Lewis                   Lisa O. Brinkley
Prema Mathai-Davis                Senior Vice President and Chief Compliance    TRANSFER AGENT
Lewis F. Pennock                  Officer                                       AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Larry Soll                        Russell C. Burk                               Houston, TX 77210-4739
Mark H. Williamson                Senior Vice President
                                                                                CUSTODIAN
                                  Kevin M. Carome                               State Street Bank and Trust Company
                                  Senior Vice President, Secretary and Chief    225 Franklin Street
                                  Legal Officer                                 Boston, MA 02110-2801

                                  Sidney M. Dilgren                             COUNSEL TO THE FUND
                                  Vice President and Treasurer                  Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Robert G. Alley                               1735 Market Street
                                  Vice President                                Philadelphia, PA 19103-7599

                                  Stuart W. Coco                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                  Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                  J. Philip Ferguson                            New York, NY 10022-3852
                                  Vice President
                                                                                DISTRIBUTOR
                                  Karen Dunn Kelley                             A I M Distributors, Inc.
                                  Vice President                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                FIXED INCOME

AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund               TAXABLE
AIM Balanced Fund*                       AIM Developing Markets Fund
AIM Basic Balanced Fund*                 AIM European Growth Fund                   AIM Floating Rate Fund
AIM Basic Value Fund                     AIM European Small Company Fund(5)         AIM High Yield Fund
AIM Blue Chip Fund                       AIM Global Aggressive Growth Fund          AIM Income Fund
AIM Capital Development Fund             AIM Global Equity Fund(6)                  AIM Intermediate Government Fund
AIM Charter Fund                         AIM Global Growth Fund                     AIM Limited Maturity Treasury Fund
AIM Constellation Fund                   AIM Global Value Fund                      AIM Money Market Fund
AIM Core Stock Fund(1)                   AIM International Core Equity Fund(1)      AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund         AIM International Growth Fund              AIM Total Return Bond Fund
AIM Diversified Dividend Fund            AIM International Small Company Fund(7)    Premier Portfolio
AIM Dynamics Fund(1)                     AIM Trimark Fund                           Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                 SECTOR EQUITY                        TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                           AIM Advantage Health Sciences Fund(1)      AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund             AIM Energy Fund(1)                         AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)          AIM Financial Services Fund(1)             AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                  AIM Global Health Care Fund                AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                AIM Gold & Precious Metals Fund(1)         Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                 AIM Health Sciences Fund(1)
AIM Opportunities II Fund                AIM Leisure Fund(1)                             AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund               AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                  AIM Real Estate Fund                       AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                AIM Technology Fund(1)                     AIM Conservative Allocation Fund
AIM Select Equity Fund                   AIM Utilities Fund(1)                      AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)             ==============================================================================
AIM Small Company Growth Fund(1)         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund         ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 HYI-SAR-1            A I M Distributors, Inc.

                         YOUR GOALS. OUR SOLUTIONS--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management             --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                                 AIM INCOME FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM INCOME FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          foreign debentures and secured notes         the net assets of the Fund at period end
                                             that meet the specified maturity,            for financial reporting purposes, and as
o Effective 9/30/03, Class B shares are      liquidity, and quality requirements. It      such, the net asset values for
not available as an investment for           is compiled by Lehman Brothers, a global     shareholder transactions and the returns
retirement plans maintained pursuant to      investment bank. To qualify, bonds must      based on those net asset values may
Section 401 of the Internal Revenue          be SEC-registered.                           differ from the net asset values and
Code, including 401(k) plans, money                                                       returns reported in the Financial
purchase pension plans and profit            o The unmanaged Standard & Poor's            Highlights.
sharing plans. Plans that have existing      Composite Index of 500 Stocks (the S&P
accounts invested in Class B shares will     500--Registered Trademark-- Index) is an     ========================================
continue to be allowed to make               index of common stocks frequently used       DISTRIBUTION RATE AND YIELD
additional purchases.                        as a general measure of U.S. stock
                                             market performance.                          As of 1/31/05, including sales charges
o Class R shares are available only to
certain retirement plans. Please see the     o The Fund is not managed to track the                              30-DAY    30-DAY
prospectus for more information.             performance of any particular index,                             DISTR. RATE   YIELD
                                             including the indexes defined here, and      Class A Shares          5.37%     3.76%
o Investor Class shares are closed to        consequently, the performance of the         Class B Shares          4.89      3.21
most investors. For more information on      Fund may deviate significantly from the      Class C Shares          4.91      3.21
who may continue to invest in the            performance of the indexes.                  Class R Shares          5.37      3.69
Investor Class shares, please see the                                                     Investor Class
prospectus.                                  o A direct investment cannot be made in      Shares                  5.63      3.95
                                             an index. Unless otherwise indicated,        ========================================
PRINCIPAL RISKS OF INVESTING IN THE FUND     index results include reinvested
                                             dividends, and they do not reflect sales     The Fund's 30-day distribution rate
o International investing presents           charges. Performance of an index of          reflects its most recent monthly
certain risks not associated with            funds reflects fund expenses;                dividend distribution multiplied by 12
investing solely in the United States.       performance of a market index does not.      and divided by the most recent month-end
These include risks relating to                                                           maximum offering price.
fluctuations in the value of the U.S.        OTHER INFORMATION
dollar relative to the values of other                                                       The 30-day yield is calculated using a
currencies, the custody arrangements         o The average credit quality of the          formula defined by the Securities and
made for the Fund's foreign holdings,        Fund's holdings as of the close of the       Exchange Commission. The formula is
differences in accounting, political         reporting period represents the weighted     based on the portfolio's potential
risks and the lesser degree of public        average quality rating of the securities     earnings from dividends, interest and
information required to be provided by       in the portfolio as assigned by              yield-to-maturity or yield-to-call of the
non-U.S. companies.                          Nationally Recognized Statistical Rating     bonds in the portfolio, net of all
                                             Organizations based on assessment of the     expenses, calculated at maximum offering
o The Fund invests in higher-yielding,       credit quality of the individual             price, and annualized.
lower-rated corporate bonds, commonly        securities.
known as junk bonds, which have a                                                         The Fund files its complete schedule of
greater risk of price fluctuation and        o Effective duration is a measure, as        portfolio holdings with the Securities
loss of principal and income than do         estimated by the Fund's portfolio            and Exchange Commission ("SEC") for the
U.S. government securities such as U.S.      managers, of a bond fund's price             1st and 3rd quarters of each fiscal year
Treasury bills, notes and bonds, for         sensitivity to changes in interest           on Form N-Q. The Fund's Form N-Q filings
which principal and any applicable           rates. Weighted average effective            are available on the SEC's Web site at
interest are guaranteed by the               maturity is a measure, as estimated by       sec.gov. Copies of the Fund's Forms N-Q
government if held to maturity.              the Fund's portfolio managers, of the        may be reviewed and copied at the SEC's
                                             length of time until the average             Public Reference Room at 450 Fifth
ABOUT INDEXES USED IN THIS REPORT            security in a bond fund will mature or       Street, N.W., Washington, D.C.
                                             be redeemed by its issuer. Both measures     20549-0102. You can obtain information on
o The unmanaged Lehman U.S. Aggregate        take into account mortgage prepayments,      the operation of the Public Reference
Bond Index, which represents the U.S.        puts, adjustable coupons and potential       Room, including information about
investment-grade fixed-rate bond market      call dates.                                  duplicating fee charges, by calling
(including government and corporate                                                       1-202-942-8090 or by electronic request
securities, mortgage pass-through            o Industry classifications used in this      at the following e-mail address:
securities and asset-backed securities),     report are generally according to the        publicinfo@sec.gov. The SEC file numbers
is compiled by Lehman Brothers, a global     Global Industry Classification Standard,     for the Fund are 811-5686 and 33-39519.
investment bank.                             which was developed by and is the            The Fund's most recent portfolio
                                             exclusive property and a service mark of     holdings, as filed on Form N-Q, are also
o The unmanaged Lipper BBB-Rated Fund        Morgan Stanley Capital International         available at AIMinvestments.com.
Index represents an average of the 30        Inc. and Standard & Poor's.
largest BBB-rated bond funds tracked by                                                   A description of the policies and
Lipper, Inc., an independent mutual fund     o The returns shown in the Management's      procedures that the Fund uses to
performance monitor.                         Discussion of Fund Performance are based     determine how to vote proxies relating
                                             on net asset values calculated for           to portfolio securities is available
o The Lehman U.S. Credit Index consists      shareholder transactions. Generally          without charge, upon request, from our
publicly issued U.S. corporate and           accepted accounting principles require       Client Services department at 800-959-4246
specified                                    adjustments to be made to                    or on the AIM Web site,
                                                                                          AIMinvestments.com. On the home page,
                                                                                          scroll down and click on AIM Funds Proxy
=============================================================================             Policy. The information is also
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 available on the Securities and Exchange
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES             Commission's Web site, sec.gov.
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
============================================================================              Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
=====================================================                                     securities during the 12 months ended
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     6/30/04 is available at our Web site. Go
=====================================================                                     to AIMinvestments.com, access the About
                                                                                          Us tab, click on Required Notices and
                                                                                          then click on Proxy Voting Activity.
AIMinvestments.com                                                                        Next, select the Fund from the drop-down
                                                                                          menu.

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIR

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chair of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
                    recent settlements with certain regulators. Accordingly, the
[PHOTO OF           AIM Funds' Board elected Mr. Crockett, one of the 13
MARK H.             independent trustees on the AIM Funds' Board, as Chair. His
WILLIAMSON]         appointment became effective on October 4, 2004. Mr. Graham remains on the Funds' Board as Vice Chair and President, as
MARK H. WILLIAMSON  does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

                       Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those
[PHOTO OF           funds since 1978. Mr. Crockett has more than 30 years of
BRUCE L.            experience in finance and general management and has been
CROCKETT]           Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's
BRUCE L. CROCKETT   history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

   Bond returns were solid despite the fact that the U.S. Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

   All in all, 2004 was a good year for most American investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

   Of course, none of this can guarantee that 2005 will be another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

YOUR FUND

The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM       /s/ MARK H. WILLIAMSON
---------------------      --------------------------------
Robert H. Graham           Mark H. Williamson
Chair, AIM Investments     CEO & President, AIM Investments
President & Vice Chair,    Trustee, AIM Funds
AIM Funds

March 1, 2005

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


Aided by a high weighting of corporate       return, as the dollar was weak during        Fund's duration within about two years
debt securities in its portfolio of          much of the reporting period.                over or under that of the Lehman U.S.
mostly investment-grade bonds, the Fund                                                   Credit Index. We apply yield curve
continued to provide competitive current        The Fund's average credit quality of      positioning--a technique for selecting
income.                                      A was appreciably higher than that of        bonds of various maturities according to
                                             its peer group, as represented by the        the yields currently offered--to adjust
========================================     Lipper BBB-Rated Fund Index. Since the       duration while maximizing return.
FUND VS. INDEXES                             Fund's risk profile is lower than that
                                             of the index, it was to be expected that        We allocate assets to various bond
TOTAL RETURNS, 7/31/04-1/31/05,              this index's total return would be           sectors in pursuit of favorable returns,
EXCLUDING APPLICABLE SALES CHARGES. IF       higher than that of the Fund, as             security and liquidity. Most of the
SALES CHARGES WERE INCLUDED, RETURNS         higher-risk assets outperformed lower-risk   Fund's holdings are bonds of U.S.-based
WOULD BE LOWER.                              assets during most of the period.            corporations, with smaller allocations
                                                                                          of government issues, mortgage-backed
CLASS A SHARES                      4.68%       The Fund also slightly underperformed     securities, U.S. dollar denominated
                                             the Lehman U.S. Credit Index, which          bonds of foreign-based entities and
CLASS B SHARES                      4.14     approximates the composition of the          non-U.S. dollar denominated bonds. The
                                             Fund's portfolio, primarily because we       holdings are primarily investment grade,
CLASS C SHARES                      4.15     kept the Fund's duration shorter than        as these tend to be more stable in value
                                             that of the index to reduce the risk of      because their issuers tend to be in
CLASS R SHARES                      4.55     capital loss due to rising interest          stronger financial positions. In
                                             rates.                                       addition, we seek to augment Fund
INVESTOR CLASS SHARES               4.68                                                  performance by investing a limited
                                             HOW WE INVEST                                portion of the Fund's assets in high
LEHMAN U.S. AGGREGATE BOND INDEX                                                          yield bonds when we find good
(BROAD MARKET INDEX)                3.81     The Fund seeks to provide high current       opportunities.
                                             income consistent with a reasonable
LEHMAN U.S. CREDIT INDEX                     concern for the safety of investors'            In selecting individual securities,
(STYLE-SPECIFIC INDEX)              5.06     principal by holding a broadly               we use bottom-up strategies such as
                                             diversified portfolio of corporate and       credit analysis. We look for securities
LIPPER BBB-RATED FUND INDEX                  government bonds, primarily with             with attractive yield opportunities,
(PEER GROUP INDEX)                  5.07     intermediate to long maturities.             improving credit quality and potential
                                                                                          for capital gains. To limit risk, we
SOURCE: LIPPER, INC.                            Our investment process uses top-down      typically limit the concentration of
========================================     strategies involving duration                holdings of any single issuer within the
                                             management, yield-curve positioning and      portfolio.
   The Fund's competitive return versus      sector allocation. Duration is a measure
the Lehman U.S. Aggregate Bond Index         of a bond fund's price sensitivity to        MARKET CONDITIONS AND YOUR FUND
occurred largely because the Fund,           interest rate changes. Lowering a fund's
unlike the index, held approximately 10%     duration lowers its risk of value loss       Economic improvement continued during
of its assets in high-yield bonds. These     when interest rates rise. We usually         the reporting period, with U.S. gross
higher risk profile bonds outperformed       keep the                                     domestic product--generally considered
the U.S. investment-grade bonds that                                                      the broadest measure of economic
compose the Lehman U.S. Aggregate Bond                                                    activity--continuing to increase in both
Index. Additionally, an allocation of                                                     the third and fourth quarters of 2004.
approximately 8% to non-U.S. dollar
denominated bonds helped boost the                                                           To forestall the inflation that often
Fund's                                                                                    accompanies economic growth, the Federal


====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 TOP 10 INDUSTRIES*
By type of investment
                                               1. Federal National Mortgage                1. Other Diversified Financial
               [PIE CHART]                        Association (FNMA)                4.3%      Services                        11.6%

Asset-backed Securities              6.0%      2. Ford Motor Credit Co.             3.6    2. Diversified Banks               11.2

U.S. Mortgage-backed Securities      5.2%      3. General Motors Acceptance Corp.   2.8    3. Sovereign Debt                   9.7

Money Market Funds Plus Other                  4. Patrons' Legacy                   2.6    4. Consumer Finance                 7.9

Assets Less Liabilities              3.5%      5. Santander Financial Issuances            5. U.S. Mortgage-Backed Securities  5.2
                                                  (Cayman Islands)                  2.4
U.S. Government Agency Securities    1.4%                                                  6. Broadcasting & Cable TV          4.4
                                               6. Russian Federation (Russia)       2.3
U.S. Treasury Securities             0.9%                                                  7. Municipalities                   4.2
                                               7. United Kingdom (Treasury of)
U.S. Corporate Bonds & Notes        54.2%         (United Kingdom)                  1.7    8. Integrated Telecommunication
                                                                                              Services                         3.9
International Corporate Bonds &                8. HCA, Inc.                         1.6
Notes                               28.8%                                                  9. Integrated Oil & Gas             3.8
                                               9. Federal Home Loan Mortgage Corp.
The Fund's holdings are subject to change,        (FHLMC)                           1.5   10. Regional Banks                   3.8
and there is no assurance that the Fund will
continue to hold any particular security.     10. International Bank for
                                                  Reconstruction & Development
*Excluding money market fund holdings.            (The) (Luxembourg)                1.5

====================================================================================================================================

Reserve (the Fed) raised its influential     international bonds. In terms of             The views and opinions expressed in
target federal funds rate four times         currency valuations, however, non-hedged     Management's Discussion of Fund
during the six-month reporting period.       euro-based securities contributed to the     Performance are those of A I M Advisors,
Typically, when the federal funds rate       Fund's performance as the euro               Inc. These views and opinions are
rises, other interest rates also rise,       strengthened against the dollar. We took     subject to change at any time based on
though not necessarily by an equivalent      profits on many of our euro-based bonds      factors such as market and economic
amount. During the period, short-term        during the fourth quarter and fully          conditions. These views and opinions may
interest rates did rise, but long-term       hedged the remainder. Hedging is a           not be relied upon as investment advice
rates actually declined, to the surprise     strategy used to offset investment risk.     or recommendations, or as an offer for a
of many observers. This decline tended                                                    particular security. The information is
to enhance the value of existing                We continued to hold a small              not a complete analysis of every aspect
long-term bonds while decreasing the         percentage of Fund assets in U.S.            of any market, country, industry,
prices of short-term bonds, creating a       Treasuries and mortgage-backed               security or the Fund. Statements of fact
flattening of the yield curve that           securities during the period. Both           are from sources considered reliable,
produced considerable volatility in the      sectors had positive returns but             but A I M Advisors, Inc. makes no
bond market.                                 underperformed the corporate sector.         representation or warranty as to their
                                             This detracted somewhat from the Fund's      completeness or accuracy. Although
   We anticipated the Fed's rate increase,   relative performance, but added to the       historical performance is no guarantee
and as a defensive measure we shortened      portfolio's diversification and              of future results, these insights may
the Fund's duration. The Fund's              stability.                                   help you understand our investment
yield-curve positioning was focused on                                                    management philosophy.
the two-year and five-year areas of the         High yield corporate bonds
curve, which we believed might offer the     outperformed investment-grade bonds                See important Fund and index
best value by achieving maximum total        during the period, as many investors             disclosures inside front cover.
return without undue interest rate risk.     were seeking higher yields than
However, as yields on the short end of       Treasuries offered and were willing to                           JAN H. FRIEDLI,
the curve rose, bond prices--which move      take additional risks to capture                                 senior portfolio
in the opposite direction from               additional yield. The Fund's weighting          [FRIEDLI         manager, is lead
yields--fell on that end of the curve,       in high-yield bonds (approximately 10%          PHOTO]           manager of AIM
detracting from Fund performance.            of assets as of the end of the period)                           Income Fund. He
                                             benefited performance.                                           began his investment
   We maintained the Fund's duration                                                      career in 1990 and joined AIM in 1999.
approximately one year shorter than that     IN CLOSING                                   Mr. Friedli graduated cum laude from
of the Lehman U.S. Credit Index because                                                   Villanova University with a B.S. in
we believed the Fed's continuing policy      We were pleased to have provided             computer science and earned an M.B.A.
of measured interest rate increases and      attractive current income during the         with honors from the University of
a stronger economy warranted this            reporting period while protecting            Chicago.
defensive posture. While this defensive      shareholders' principal. The Fund's
position hampered performance relative       assets remained invested in a                                    CAROLYN L. GIBBS,
to that index in the third quarter of        diversified portfolio of mostly                                  Chartered Financial
2004, it benefited results in the fourth     intermediate-term corporate and                   [GIBBS         Analyst, senior
quarter.                                     government bonds, with a concentration            PHOTO]         portfolio manager,
                                             on investment-grade holdings and smaller                         is a manager of AIM
   The Fund's exposure to non-U.S.           allocations to high-yield and                                    Income Fund. She has
dollar denominated securities detracted      international debt securities. As            been in the investment business since
from performance for the third quarter       always, we appreciate your continued         1983. Ms. Gibbs received a B.A. in
of 2004, as U.S. Treasuries outperformed     participation in AIM Income Fund.            English from Texas Christian University
most                                                                                      and an M.B.A. in finance from The
                                                                                          Wharton School at the University of
=========================================================================                 Pennsylvania.
TOP 10 COUNTRIES*               TOTAL NET ASSETS           $728.1 MILLION
                                                                                                              SCOT W. JOHNSON,
 1. United States        70.3%  TOTAL NUMBER OF HOLDINGS*             337                                     Chartered Financial
                                                                                            [JOHNSON          Analyst, senior
 2. Cayman Islands        7.8   AVERAGE CREDIT QUALITY RATING           A                   PHOTO]            portfolio manager,
                                                                                                              is a manager of AIM
 3. United Kingdom        4.5   AVERAGE EFFECTIVE DURATION     4.82 YEARS                                     Income Fund. He
                                                                                          joined AIM in 1994. He received both his
 4. Canada                3.1   AVERAGE MATURITY               8.91 YEARS                 bachelor's degree in economics and an
                                                                                          M.B.A. in finance from Vanderbilt
 5. Russia                2.3                                                             University.

 6. Italy                 1.9                                                             Assisted by the Investment Grade and
                                                                                          High Yield Taxable Teams
 7. Mexico                1.5

 8. Luxembourg            1.5

 9. Australia             1.5

10. South Korea           1.3
=========================================================================                         [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over     used to estimate your actual ending
                                             the period. Simply divide your account       account balance or expenses you paid for
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600      the period. You may use this information
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      to compare the ongoing costs of
costs, which may include sales charges       then multiply the result by the number       investing in the Fund and other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled      To do so, compare this 5% hypothetical
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      example with the 5% hypothetical
and redemption fees, if any; and (2)         estimate the expenses you paid on your       examples that appear in the shareholder
ongoing costs, including management          account during this period.                  reports of the other funds.
fees; distribution and/or service fees
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR                        Please note that the expenses shown
example is intended to help you              COMPARISON PURPOSES                          in the table are meant to highlight your
understand your ongoing costs (in                                                         ongoing costs only and do not reflect
dollars) of investing in the Fund and to     The table below also provides                any transactional costs, such as sales
compare these costs with ongoing costs       information about hypothetical account       charges (loads) on purchase payments,
of investing in other mutual funds. The      values and hypothetical expenses based       contingent deferred sales charges on
example is based on an investment of         on the Fund's actual expense ratio and       redemptions, and redemption fees, if
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     any. Therefore, the hypothetical
period and held for the entire period        before expenses, which is not the Fund's     information is useful in comparing
August 1, 2004, to January 31, 2005.         actual return. The Fund's actual             ongoing costs only, and will not help
                                             cumulative total returns at net asset        you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months      of owning different funds.
                                             ended January 31, 2005, appear in the
The table below provides information         table "Fund vs. Indexes" on page 2. The
about actual account values and actual       hypothetical account values and expenses
expenses. You may use the information in     may not be
this table, together with the amount you
invested, to

===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (8/1/04)                (1/31/05)(1)            PERIOD(2)              (1/31/05)              PERIOD(2)
      A               $1,000.00                $1,046.80                $5.26                 $1,020.06                $5.19
      B                1,000.00                 1,041.40                 9.11                  1,016.28                 9.00
      C                1,000.00                 1,041.50                 9.11                  1,016.28                 9.00
      R                1,000.00                 1,045.50                 6.55                  1,018.80                 6.46
   Investor            1,000.00                 1,046.80                 5.26                  1,020.06                 5.19

(1) The actual ending account value is based on the actual total return of the Fund for the period, August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expense for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.02%, 1.77%, 1.77%, 1.27% and 1.02% for Class A, B, C, R and
Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS                 In addition to returns as of the close          The performance data quoted represent
                                             of the reporting period, industry            past performance and cannot guarantee
As of 1/31/05, including applicable          regulations require us to provide            comparable future results; current
sales charges                                average annual total returns as of           performance may be lower or higher.
                                             12/31/04, the most recent calendar           Please visit AIMinvestments.com for the
CLASS A SHARES                               quarter-end.                                 most recent month-end performance.
Inception (5/3/68)                6.98%                                                   Performance figures reflect reinvested
10 Years                          5.80       =======================================      distributions, changes in net asset
 5 Years                          3.23       AVERAGE ANNUAL TOTAL RETURNS                 value and the effect of the maximum
 1 Year                          -0.37                                                    sales charge unless otherwise stated.
                                             As of 12/31/04, including applicable         Investment return and principal value
CLASS B SHARES                               sales charges                                will fluctuate so that you may have a
Inception (9/7/93)                4.09%                                                   gain or loss when you sell shares.
10 Years                          5.67       CLASS A SHARES
 5 Years                          3.13       Inception (5/3/68)                6.97%         Class A share performance reflects
 1 Year                          -1.02       10 Years                          5.81       the maximum 4.75% sales charge, and
                                              5 Years                          2.96       Class B and Class C share performance
CLASS C SHARES                                1 Year                           0.12       reflects the applicable contingent
Inception (8/4/97)                2.90%                                                   deferred sales charge (CDSC) for the
 5 Years                          3.42       CLASS B SHARES                               period involved. The CDSC on Class B
 1 Year                           2.93       Inception (9/7/93)                4.05%      shares declines from 5% beginning at the
                                             10 Years                          5.67       time of purchase to 0% at the beginning
CLASS R SHARES                                5 Years                          2.91       of the seventh year. The CDSC on Class C
10 Years                          6.04%       1 Year                          -0.64       shares is 1% for the first year after
 5 Years                          3.93                                                    purchase. Class R shares do not have a
 1 Year                           4.40       CLASS C SHARES                               front-end sales charge; returns shown
                                             Inception (8/4/97)                2.86%      are at net asset value and do not
INVESTOR CLASS SHARES                         5 Years                          3.19       reflect a 0.75% CDSC that may be imposed
10 Years                          6.34%       1 Year                           3.33       on a total redemption of retirement plan
 5 Years                          4.25                                                    assets within the first year. Investor
 1 Year                           4.66       CLASS R SHARES                               Class shares do not have a front-end
                                             10 Years                          6.04%      sales charge or a CDSC; therefore,
=======================================       5 Years                          3.68       performance is at net asset value.
                                              1 Year                           4.79
                                                                                             The performance of the Fund's share
                                             INVESTOR CLASS SHARES                        classes will differ due to different
                                             10 Years                          6.34%      sales charge structures and class
                                              5 Years                          4.00       expenses.
                                              1 Year                           5.06

                                             =======================================

                                             Class R shares' inception date is
                                             6/3/02. Returns since that date are
                                             historical returns. All other returns
                                             are blended returns of historical Class
                                             R share performance and restated Class A
                                             share performance (for periods prior to
                                             the inception date of Class R shares) at
                                             net asset value, adjusted to reflect the
                                             higher Rule 12b-1 fees applicable to
                                             Class R shares.

                                                Investor Class shares' inception date
                                             is 9/30/03. Returns since that date are
                                             historical returns. All other returns
                                             are blended returns of historical
                                             Investor Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Investor Class shares) at net asset
                                             value and reflect the Rule 12b-1 fees
                                             applicable to Class A shares.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-75.26%

ADVERTISING-0.17%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $1,227,000   $  1,260,632
========================================================================

AEROSPACE & DEFENSE-0.32%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                     2,150,000      2,335,308
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.47%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $3,715,292)(a)(b)              3,115,000      3,434,101
========================================================================

AUTO PARTS & EQUIPMENT-0.27%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)(e)                             1,325,000         13,202
------------------------------------------------------------------------
Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(a)                            1,921,000      1,952,620
========================================================================
                                                               1,965,822
========================================================================

AUTOMOBILE MANUFACTURERS-0.47%

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                            3,400,000      3,424,820
========================================================================

BROADCASTING & CABLE TV-4.44%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(c)                 3,600,000      3,132,000
------------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes,
  6.67%, 04/01/09 (Acquired 03/30/04; Cost
  $1,480,000)(a)(b)(f)                          1,480,000      1,605,800
------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $1,771,000)(a)(b)    1,840,000      1,867,600
------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                   3,175,000      4,166,552
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13(a)                      3,800,000      4,102,974
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                            1,115,000      1,130,041
------------------------------------------------------------------------
Cox Radio, Inc.,
  Sr. Unsec. Gtd. Notes, 6.38%, 05/15/05(a)     1,000,000      1,008,810
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 02/15/06(a)          1,425,000      1,463,147
------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07(a)                                   1,925,000      2,083,812
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05(a)                          $5,610,000   $  5,694,150
------------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05(a)                              910,000        911,602
------------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24(a)                            4,320,000      5,165,856
========================================================================
                                                              32,332,344
========================================================================

BUILDING PRODUCTS-0.32%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05(a)          2,335,000      2,358,350
========================================================================

COMMODITY CHEMICALS-0.20%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                           1,255,000      1,436,975
========================================================================

CONSTRUCTION MATERIALS-0.21%

Rinker Materials Corp., Gtd. Notes, 6.88%,
  07/21/05(a)                                   1,490,000      1,515,047
========================================================================

CONSUMER FINANCE-7.90%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(a)                      2,000,000      2,369,560
------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $2,339,002)(a)(b)(e)(g)                       2,300,000      2,307,153
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06(a)                          1,695,000      1,765,665
------------------------------------------------------------------------
    8.75%, 02/01/07(a)                          2,281,000      2,492,700
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)              1,850,000      2,015,020
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes,
    7.00%, 10/01/13(a)                          3,650,000      3,852,648
------------------------------------------------------------------------
    7.60%, 08/01/05(a)                          4,200,000      4,282,446
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(a)                     2,150,000      2,170,382
------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.90%,
    04/28/05(a)(g)                              2,000,000      2,000,420
------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                          3,430,000      3,544,185
------------------------------------------------------------------------
    6.88%, 02/01/06(a)                          6,150,000      6,314,574
------------------------------------------------------------------------
    7.50%, 03/15/05(a)                          4,050,000      4,071,262
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.44%, 03/04/05(a)(g)                        $  400,000   $    400,416
------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(a)                          6,345,000      6,328,440
------------------------------------------------------------------------
    6.13%, 09/15/06(a)                          3,500,000      3,558,639
------------------------------------------------------------------------
    6.75%, 12/01/14(a)                          3,650,000      3,583,095
------------------------------------------------------------------------
    7.50%, 07/15/05(a)                          1,150,000(h)    1,171,091
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05(a)         5,235,000      5,265,258
========================================================================
                                                              57,492,954
========================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)    1,900,000      2,071,000
========================================================================

DIVERSIFIED BANKS-9.76%

AB Spintab (Sweden), Bonds, 7.50%, (Acquired
  02/12/04-11/22/04; Cost
  $4,228,740)(a)(b)(i)                          3,790,000      4,005,693
------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(i)                     3,229,000      3,416,379
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $598,887)(a)(b)(e)     540,000        553,079
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $2,341,325)(a)(b)(e)           2,380,000      2,289,536
------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(a)(g)             2,675,000      2,584,933
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $5,660,944)(a)(b)(i)                          4,600,000      5,573,912
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03-11/22/04; Cost
  $6,116,283)(a)(b)(e)                          4,840,000      5,559,514
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub. Tier
  Notes II, 11.50%, 04/01/10 (Acquired
  07/01/04; Cost $4,897,574)(a)(b)(e)           4,600,000      4,660,306
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)       2,100,000      2,366,385
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands)-Series E,
  Gtd. Sub. Floating Rate Medium Term Euro
  Notes, 3.09%(f)(i)                            6,000,000      5,940,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark),
  First Tier Bonds, 5.91%, (Acquired
  06/07/04; Cost $2,100,000)(a)(b)(i)           2,100,000      2,241,078
------------------------------------------------------------------------
  Sub. Notes, 6.38%, 06/15/08 (Acquired
  08/30/02; Cost $912,441)(a)(b)                  850,000        860,863
------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                            3,790,000      4,235,135
------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                           1,910,000      2,101,859
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED BANKS-(CONTINUED)

HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $3,869,958)(a)(b)(i)                         $4,150,000   $  3,950,675
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub Floating Rate Euro Notes,
  2.96%,(a)(f)(i)                               2,300,000      2,057,978
------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(a)(f)         2,700,000      2,222,602
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%,(a)(f)(i)              3,270,000      2,901,216
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                            3,620,000      4,819,125
------------------------------------------------------------------------
RBS Capital Trust I, Bonds 4.71%(a)(i)          4,160,000      4,092,650
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $4,870,940)(a)(b)(e)           4,600,000      4,640,020
========================================================================
                                                              71,072,938
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.71%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(a)(i)                            4,300,000      5,164,859
========================================================================

ELECTRIC UTILITIES-1.77%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)         895,000        924,696
------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)               3,050,000      3,285,002
------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)(b)              1,485,000      1,652,062
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 3.26%, 04/03/06(a)(g)      425,000        425,473
------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)              2,125,000      2,301,184
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(a)                     4,075,000      4,282,214
========================================================================
                                                              12,870,631
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.00%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 10.88%, 06/01/08(a)                10,000         11,725
========================================================================

FOOD RETAIL-0.34%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                     920,000        975,200
------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                   1,515,000      1,505,289
========================================================================
                                                               2,480,489
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GAS UTILITIES-0.99%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                     $4,550,000   $  4,844,976
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                   1,285,000      1,319,952
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                     1,000,000      1,008,790
========================================================================
                                                               7,173,718
========================================================================

GENERAL MERCHANDISE STORES-0.13%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              920,000        970,600
========================================================================

HEALTH CARE FACILITIES-1.60%

HCA, Inc.,
  Notes, 7.00%, 07/01/07(a)                     4,755,000      4,995,080
------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05(a)            6,585,000      6,667,839
========================================================================
                                                              11,662,919
========================================================================

HEALTH CARE SUPPLIES-0.10%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                     630,000        699,300
========================================================================

HEALTH INSURANCES-0.50%

Stingray Pass Through Trust (Cayman Islands),
  5.90%, 01/12/15 (Acquired 01/07/05; Cost
  $3,600,000)(b)(e)                             3,600,000      3,632,040
========================================================================

HOMEBUILDING-2.84%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)     2,725,000      3,062,219
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)          5,000,000      5,762,500
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(a)                     6,308,000      6,730,888
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                   1,065,000      1,092,349
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                     1,890,000      2,046,435
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12(a)              1,785,000      1,999,200
========================================================================
                                                              20,693,591
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.28%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                     1,945,000      2,056,837
========================================================================

HOUSEWARES & SPECIALTIES-1.09%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                      7,375,000      7,915,587
========================================================================

INDUSTRIAL CONGLOMERATES-0.17%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)(e)                          1,155,000      1,222,036
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


INTEGRATED OIL & GAS-3.12%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                  $6,630,000   $  7,609,583
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                   4,185,000      4,521,056
------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)   3,650,000      3,845,640
------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)              6,000,000      6,765,000
========================================================================
                                                              22,741,279
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.94%

France Telecom S.A. (France), Sr. Unsec.
  multi-coupon Global Notes, 9.50%,
  03/01/31(a)                                   2,190,000      3,062,321
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                 955,000        984,433
------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.50%, 02/15/11
  (Acquired 03/11/04-03/22/04;
  Cost $2,550,050)(a)(b)                        2,670,000      2,770,125
------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                       465,000        481,266
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)          3,035,000      4,115,339
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11(a)                                   1,905,000      2,263,388
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)(j)                   3,110,000      3,379,264
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)               4,410,000      5,807,485
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)          1,659,000      1,894,130
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                      2,550,000      2,725,313
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                      1,205,000      1,175,875
========================================================================
                                                              28,658,939
========================================================================

INVESTMENT BANKING & BROKERAGE-0.11%

Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05(a)                                     800,000        817,696
========================================================================

LIFE & HEALTH INSURANCE-1.72%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,314,253)(a)(b)    1,330,000      1,422,342
------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost
  $9,072,931)(a)(b)(j)                          7,715,000      9,394,478
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                            1,575,000      1,690,196
========================================================================
                                                              12,507,016
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

METAL & GLASS CONTAINERS-0.53%

Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                  $1,025,000   $  1,150,563
------------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                   2,465,000      2,711,500
========================================================================
                                                               3,862,063
========================================================================

MOVIES & ENTERTAINMENT-0.28%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)               1,600,000      2,049,504
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.79%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                            2,129,463      2,400,969
------------------------------------------------------------------------
Calpine Generating Co., Sec. Floating Rate
  Global Notes, 8.14%, 04/01/10(a)(g)           1,845,000      1,798,875
------------------------------------------------------------------------
Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)       1,500,000      1,531,245
========================================================================
                                                               5,731,089
========================================================================

MUNICIPALITIES-4.23%

Dallas (City of), Texas; Limited Tax Pension
  Taxable Series 2005 A GO
  4.61%, 02/15/14(a)                              700,000        703,500
------------------------------------------------------------------------
  5.20%, 02/15/35(a)                            1,375,000      1,385,313
------------------------------------------------------------------------
Indianapolis (City of), Indiana, Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB
  4.87%, 07/15/16(a)                            1,185,000      1,190,925
------------------------------------------------------------------------
  5.22%, 07/15/20(a)                            1,400,000      1,415,750
------------------------------------------------------------------------
  5.28%, 01/15/22(a)                              900,000        909,000
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Tax
  Allocation Series 2003 B, 6.10%,
  05/01/24(a)(j)                                7,800,000      8,082,750
------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(j)       3,550,000      3,970,924
------------------------------------------------------------------------
Western Michigan State University;
  Taxable Series 2005 RB,
  4.41%, 11/15/14(a)(j)                         1,275,000      1,286,424
------------------------------------------------------------------------
  5.25%, 11/15/24(a)(j)                           900,000        916,344
------------------------------------------------------------------------
New Hampshire (State of); Unlimited Tax
  Series 2005 B GO 4.65%, 05/15/15(a)           1,450,000      1,460,875
------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Taxable Series 2005 K RB
  5.25%, 12/15/14(a)(j)                           650,000        732,050
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Rental Car Facility Taxable Series
  2004 RB,
  3.69%, 07/01/07(a)(j)                         2,500,000      2,493,650
------------------------------------------------------------------------
  4.21%, 07/01/08(a)(j)                         3,700,000      3,723,125
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

MUNICIPALITIES-(CONTINUED)

Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  0.27%, 07/10/30(a)(j)(k)                     $2,700,000   $  2,562,246
========================================================================
                                                              30,832,876
========================================================================

OFFICE ELECTRONICS-0.34%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                   2,300,000      2,489,750
========================================================================

OIL & GAS DRILLING-0.12%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                              830,000        836,391
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.87%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                     3,935,000      4,426,875
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(a)                                   3,215,000      3,599,193
------------------------------------------------------------------------
Petrozuata Finance, Inc., (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $3,563,214)(a)(b)(e)           3,361,523      3,495,983
------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                     2,050,000      2,074,293
========================================================================
                                                              13,596,344
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.26%

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(a)(i)                            3,200,000      3,817,728
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $5,514,844)(a)(b)(i)                          4,875,000      5,649,540
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(a)                            2,660,000      3,021,760
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)   4,541,667      4,784,101
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                   5,450,000      6,472,965
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,321,432)(a)(b)(e)                     5,325,000      5,197,253
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $5,704,016)(a)(b)(e)                          4,921,111      5,994,110
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(i)           3,000,000      3,364,587
========================================================================
                                                              38,302,044
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.98%

Executive Risk Capital Trust-Series B, Gtd.
  Bonds, 8.68%, 02/01/27(a)                    $1,400,000   $  1,586,620
------------------------------------------------------------------------
FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $3,758,127)(a)(b)(e)                          3,700,000      3,939,908
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(a)                8,100,000      9,241,533
------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Trust
  Pfd. Notes, 8.71%, 01/01/46(a)                2,000,000      2,221,740
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost
  $4,809,547)(a)(b)(e)                          4,600,000      4,690,666
========================================================================
                                                              21,680,467
========================================================================

REAL ESTATE-1.28%

Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(a)                900,000        913,302
------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)              3,740,000      4,067,250
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                              700,000        701,512
------------------------------------------------------------------------
Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)         1,000,000      1,021,280
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)         550,000        549,956
------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                   1,825,000      2,030,313
========================================================================
                                                               9,283,613
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.43%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                   3,000,000      3,139,710
========================================================================

REGIONAL BANKS-3.77%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(g)    6,350,000      6,577,711
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(a)                              500,000        502,025
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(a)(g)                  1,160,000      1,102,974
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 3.25%(a)(f)(i)                        17,250,000     17,149,019
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                   2,120,000      2,148,768
========================================================================
                                                              27,480,497
========================================================================

REINSURANCE-0.58%

GE Global Insurance Holding Corp.,
  Unsec. Notes, 7.00%, 02/15/26(a)              1,775,000      1,974,634
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/30(a)              1,825,000      2,213,999
========================================================================
                                                               4,188,633
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


RESTAURANTS-0.40%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                  $2,765,000   $  2,923,075
========================================================================

SOVEREIGN DEBT-4.04%

Federative Republic of Brazil (Brazil)-Series
  EI-L, Floating Rate Bonds, 3.06%,
  04/15/06(a)(f)                                4,033,000      4,018,385
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04; Cost
    $4,246,447)(a)(b)                           4,715,000      4,963,952
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04;
    Cost $629,700)(a)(b)                          600,000        614,700
------------------------------------------------------------------------
  REGS, Unsec. Unsub. Euro Bonds
    10.00%, 06/26/07 (Acquired 05/14/04;
    Cost $4,428,938)(a)(b)                      3,950,000      4,448,490
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $6,592,560)(a)(b)                           6,240,000      6,402,864
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                            1,355,000      1,472,343
------------------------------------------------------------------------
  7.50%, 04/08/33(a)                            6,690,000      7,510,529
========================================================================
                                                              29,431,263
========================================================================

SPECIALTY CHEMICALS-0.00%

Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                 10,000         11,175
========================================================================

THRIFTS & MORTGAGE FINANCE-0.52%

Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(a)                3,305,000      3,807,757
========================================================================

TOBACCO-1.20%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(a)          3,565,000      3,897,757
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(a)       3,600,000      3,662,136
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)              1,165,000      1,191,352
========================================================================
                                                               8,751,245
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.51%

Western Power Distribution Holdings Ltd.,
  Unsec. Unsub. Notes, 7.38%, 12/15/28
  (Acquired 01/25/05; Cost
  $3,641,235)(a)(b)(e)                          3,250,000      3,692,260
========================================================================

TRUCKING-1.33%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                   2,200,000      2,235,046
------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                            6,675,000      7,451,169
========================================================================
                                                               9,686,215
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.58%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)      $  400,000   $    403,036
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)             3,527,000      3,834,625
========================================================================
                                                               4,237,661
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $541,874,806)                              547,993,185
========================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.76%(L)

AUSTRALIA-1.45%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds,
  5.50%, 08/01/14(a)                    AUD    13,800,000     10,569,967
========================================================================

CAYMAN ISLANDS-0.62%

Sutton Bridge Financing Ltd. (Electric
  Utilities)- REGS, Gtd. Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97-06/16/03; Cost
  $3,413,666)(a)(b)(e)                GBP       2,113,109      4,546,693
========================================================================

GERMANY-0.70%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds,
  4.50%, 07/04/09(a)                    EUR     3,650,000      5,074,962
========================================================================

ITALY-1.87%

Buoni Poliennali Del Tesoro (Sovereign Debt),
  Euro Bonds, 5.00%, 02/01/12(a)          EUR   4,600,000      6,635,992
------------------------------------------------------------------------
Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD   8,950,000      6,986,704
========================================================================
                                                              13,622,696
========================================================================

LUXEMBOURG-1.46%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 6.43%, 08/20/07(a)(m)     NZD  17,600,000     10,614,268
========================================================================

UNITED KINGDOM-1.66%

United Kingdom (Treasury of)
  (Sovereign Debt), Bonds,
  4.00%, 03/07/09(a)                    GBP     2,700,000      4,982,292
------------------------------------------------------------------------
  5.00%, 09/07/14(a)                    GBP     3,650,000      7,090,578
========================================================================
                                                              12,072,870
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $50,223,434)                                56,501,456
========================================================================

ASSET-BACKED SECURITIES-5.98%

ASSET-BACKED SECURITIES -- CONSUMER
  RECEIVABLES-0.69%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  3.13%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $5,017,335)(b)(e)(g)                          5,066,188      5,015,526
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-4.37%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $5,212,171)(a)(b)    $5,200,000   $  6,311,864
------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired
  12/12/03-11/04/04; Cost $5,512,705)(b)(e)     5,500,000      5,633,306
------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $13,000,000)(b)(e)                           13,000,000     13,341,608
------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.42% (Acquired
  12/07/04; Cost $4,400,000)(a)(b)(e)(i)(n)     4,400,000      4,425,533
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $2,253,480)(a)(b)(e)           2,110,000      2,113,819
========================================================================
                                                              31,826,130
========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $4,327,916)(a)(b)(e)                          4,300,000      4,428,497
========================================================================

THRIFTS & MORTGAGE FINANCE-0.31%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $2,349,131)(a)(b)(e)                          2,229,305      2,283,767
========================================================================
    Total Asset-Backed Securities (Cost
      $41,878,499)                                            43,553,920
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-5.24%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.54%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                               71,790         75,372
------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(a)                  108,789        115,129
------------------------------------------------------------------------
  6.50%, 04/01/16 to 08/01/32(a)                  658,232        691,945
------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33(a)                4,422,683      4,533,550
------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33(a)                5,616,024      5,818,893
------------------------------------------------------------------------
  7.50%, 06/01/30(a)                                8,424          9,050
========================================================================
                                                              11,243,939
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.85%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)               $  493,572   $    528,687
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(a)                  883,583        935,693
------------------------------------------------------------------------
  6.50%, 09/01/16 to 09/01/34(a)                4,340,310      4,547,106
------------------------------------------------------------------------
  6.00%, 07/01/17 to 01/01/19(a)                2,452,173      2,568,532
------------------------------------------------------------------------
  5.00%, 01/01/18 to 09/01/18(a)                  860,009        874,854
------------------------------------------------------------------------
  8.50%, 10/01/28(a)                              134,376        148,222
------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32(a)                  631,749        683,688
------------------------------------------------------------------------
  5.50%, 10/01/33(a)                            1,456,885      1,485,837
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 02/01/15(o)                            2,295,080      2,331,299
------------------------------------------------------------------------
  5.50%, 02/01/15 to 02/01/35(o)                4,447,486      4,540,350
------------------------------------------------------------------------
  6.00%, 02/01/33(o)                            2,036,700      2,104,489
========================================================================
                                                              20,748,757
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.85%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                  436,219        471,390
------------------------------------------------------------------------
  8.50%, 11/15/24(a)                              219,536        240,534
------------------------------------------------------------------------
  8.00%, 09/20/26(a)                              106,771        115,709
------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32(a)                1,548,609      1,632,124
------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31(a)                   54,239         57,606
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(a)                1,507,824      1,568,695
------------------------------------------------------------------------
  5.50%, 02/15/34(a)                            2,053,639      2,109,780
========================================================================
                                                               6,195,838
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $37,969,450)                                      38,188,534
========================================================================

                                                 SHARES

WARRANTS & OTHER EQUITY INTERESTS-3.49%

BROADCASTING & CABLE TV-0.00%

ONO Finance PLC (United Kingdom)-REGS-Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(b)(d)(e)(p)                                     300              0
========================================================================

DERIVATIVES-0.00%

Iwo Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(d)(e)(p)            400              0
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/15/09 (Acquired
  06/13/00; Cost $0)(b)(e)(p)                       3,845              0
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-REGS, Wts.,
  expiring 11/15/09 (Acquired 06/13/00; Cost
  $0)(b)(e)(p)                                      3,845              0
========================================================================
                                                                       0
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

INTEGRATED OIL & GAS-0.69%

Shell Frontier Oil & Gas Inc.
  Series B, 2.91% Floating Rate Pfd.(q)(r)              6   $    600,000
------------------------------------------------------------------------
  Series C, 2.91% Floating Rate Pfd.(q)(r)             15      1,500,000
------------------------------------------------------------------------
  Series D, 2.91% Floating Rate Pfd.(q)(r)             29      2,900,000
========================================================================
                                                               5,000,000
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(d)(p)       17,844          2,502
------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(b)(d)(e)(p)                              6,485              0
========================================================================
                                                                   2,502
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.97%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,799,995)(b)(e)(s)                                 18      1,800,000
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost
  $6,529,479)(b)(e)(g)                              6,700      6,640,035
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 2.82%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $2,050,610)(b)(e)(g)                              2,100      2,051,091
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.00%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $3,885,868)(b)(e)(g)                              4,000      3,885,840
========================================================================
                                                              14,376,966
========================================================================

THRIFTS & MORTGAGE FINANCE-0.83%

Fannie Mae-Series J, 4.72% Pfd.(a)                 59,700      3,016,719
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(a)                 59,700      3,012,987
========================================================================
                                                               6,029,706
========================================================================
    Total Warrants & Other Equity Interests
      (Cost $25,323,608)                                      25,409,174
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES-1.42%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.42%

Unsec. Floating Rate Global Notes,
  4.33%, 02/17/09(a)(n)                        $7,000,000      6,998,880
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(a)                            3,400,000      3,344,784
========================================================================
                                                              10,343,664
========================================================================
    Total U.S. Government Agency Securities
      (Cost $10,290,189)                                      10,343,664
========================================================================

U.S. TREASURY STRIPS-0.88%

5.98%, 11/15/23 (Cost $5,335,901)(a)(t)        15,900,000      6,404,679
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-1.10%

Liquid Assets Portfolio-Institutional
  Class(u)                                      3,996,034   $  3,996,034
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(u)     3,996,034   $  3,996,034
========================================================================
    Total Money Market Funds (Cost
      $7,992,068)                                              7,992,068
========================================================================
TOTAL INVESTMENTS-101.13% (Cost $720,887,955)                736,386,680
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.13%)                         (8,252,394)
========================================================================
NET ASSETS-100.00%                                          $728,134,286
________________________________________________________________________
========================================================================

 Investment Abbreviations:

AUD      - Australian Dollar
Ctfs.    - Certificates
CARS     - Convertible Auction Rate Securities
Deb.     - Debentures
EUR      - Euro
GBP      - British Pound Sterling
Gtd.     - Guaranteed
NZD      - New Zealand Dollar
Pfd.     - Preferred
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $666,463,324, which represented 90.50% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $175,209,722, which represented 24.06% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at January 31, 2005 was $3,145,202, which represented 0.43% of the Fund's Total Investments.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $15,704, which represented 0% of the Fund's Total Investments. See Note 1A.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $108,052,785, which represented 14.84% of the Fund's Net Assets.
(f) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on January 31, 2005.
(g) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on January 31, 2005.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 8.
(i) Perpetual bond with no specified maturity date.
(j) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(k) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(l) Foreign denominated security. Par value is denominated in currency indicated.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(n) Interest rate is redetermined monthly. Rate shown is the rate in effect on January 31, 2005.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2005.
(r) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of January 31, 2005 was $5,000,000, which represented 0.69% of the Fund's Net Assets. See Note 3.
(s) Interest rate is redetermined annually. Rate shown is the rate in effect on January 31, 2005.
(t) Security traded on a discount basis. The interest rate shown is the rate of discount at the time of purchase by the Fund.
(u) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $707,895,887)                                $ 723,394,612
------------------------------------------------------------
Investments in affiliates (cost $12,992,068)      12,992,068
============================================================
    Total investments (cost $720,887,955)        736,386,680
============================================================
Foreign currencies, at market value (cost
  $81)                                                    87
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                   91,850
------------------------------------------------------------
  Investments sold                                12,432,471
------------------------------------------------------------
  Fund shares sold                                   554,025
------------------------------------------------------------
  Dividends and interest                          10,583,866
------------------------------------------------------------
  Investments matured (Note 10)                      871,515
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               191,520
------------------------------------------------------------
Other assets                                          32,528
============================================================
    Total assets                                 761,144,542
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           21,897,334
------------------------------------------------------------
  Fund shares reacquired                           1,953,173
------------------------------------------------------------
  Amount due to custodian                          7,303,431
------------------------------------------------------------
  Dividends                                          842,774
------------------------------------------------------------
  Foreign currency contracts outstanding              51,080
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 247,900
------------------------------------------------------------
  Variation margin                                   116,390
------------------------------------------------------------
Accrued distribution fees                            280,694
------------------------------------------------------------
Accrued trustees' fees                                 1,742
------------------------------------------------------------
Accrued transfer agent fees                          208,420
------------------------------------------------------------
Accrued operating expenses                           107,318
============================================================
    Total liabilities                             33,010,256
============================================================
Net assets applicable to shares outstanding    $ 728,134,286
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 998,340,884
------------------------------------------------------------
Undistributed net investment income               (7,608,521)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (278,645,669)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts        16,047,592
============================================================
                                               $ 728,134,286
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 370,145,127
____________________________________________________________
============================================================
Class B                                        $ 176,787,398
____________________________________________________________
============================================================
Class C                                        $  34,657,452
____________________________________________________________
============================================================
Class R                                        $   2,127,562
____________________________________________________________
============================================================
Investor Class                                 $ 144,416,747
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           55,950,678
____________________________________________________________
============================================================
Class B                                           26,697,473
____________________________________________________________
============================================================
Class C                                            5,249,020
____________________________________________________________
============================================================
Class R                                              322,071
____________________________________________________________
============================================================
Investor Class                                    21,794,979
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.62
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.62 divided by
      95.25%)                                  $        6.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        6.62
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        6.60
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        6.61
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $        6.63
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $19,252,075
-------------------------------------------------------------------------
Dividends                                                         227,705
-------------------------------------------------------------------------
Dividends from affiliates                                          85,107
=========================================================================
    Total investment income                                    19,564,887
=========================================================================

EXPENSES:

Advisory fees                                                   1,567,461
-------------------------------------------------------------------------
Administrative services fees                                      108,262
-------------------------------------------------------------------------
Custodian fees                                                     63,733
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         477,978
-------------------------------------------------------------------------
  Class B                                                         946,503
-------------------------------------------------------------------------
  Class C                                                         183,728
-------------------------------------------------------------------------
  Class R                                                           4,119
-------------------------------------------------------------------------
  Investor Class                                                  194,891
-------------------------------------------------------------------------
Interest                                                              126
-------------------------------------------------------------------------
Transfer agent fees                                               979,471
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             23,075
-------------------------------------------------------------------------
Other                                                             268,624
=========================================================================
    Total expenses                                              4,817,971
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (66,055)
=========================================================================
    Net expenses                                                4,751,916
=========================================================================
Net investment income                                          14,812,971
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         7,896,417
-------------------------------------------------------------------------
  Foreign currencies                                              (36,182)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (3,295,898)
-------------------------------------------------------------------------
  Futures contracts                                             3,073,817
=========================================================================
                                                                7,638,154
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        14,124,361
-------------------------------------------------------------------------
  Foreign currencies                                               39,595
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,450,480)
-------------------------------------------------------------------------
  Futures contracts                                            (1,332,808)
=========================================================================
                                                               11,380,668
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             19,018,822
=========================================================================
Net increase in net assets resulting from operations          $33,831,793
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $14,812,971     $ 33,057,226
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   7,638,154       15,061,062
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            11,380,668        1,249,583
==========================================================================================
    Net increase in net assets resulting from operations       33,831,793       49,367,871
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                     (12,844,190)     (24,850,068)
------------------------------------------------------------------------------------------
  Class B                                                      (5,666,822)     (12,157,590)
------------------------------------------------------------------------------------------
  Class C                                                      (1,103,682)      (2,104,961)
------------------------------------------------------------------------------------------
  Class R                                                         (52,162)         (52,031)
------------------------------------------------------------------------------------------
  Investor Class                                               (5,241,461)      (8,381,763)
==========================================================================================
    Decrease in net assets resulting from distributions       (24,908,317)     (47,546,413)
==========================================================================================
Share transactions-net:
  Class A                                                     (19,039,254)     (64,220,848)
------------------------------------------------------------------------------------------
  Class B                                                     (21,699,590)     (61,960,399)
------------------------------------------------------------------------------------------
  Class C                                                      (2,705,262)      (5,120,031)
------------------------------------------------------------------------------------------
  Class R                                                         779,271          832,304
------------------------------------------------------------------------------------------
  Investor Class                                              (21,485,743)     166,418,910
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (64,150,578)      35,949,936
==========================================================================================
    Net increase (decrease) in net assets                     (55,227,102)      37,771,394
__________________________________________________________________________________________
==========================================================================================

NET ASSETS:

  Beginning of period                                         783,361,388      745,589,994
==========================================================================================
  End of period (including undistributed net investment
    income of $(7,608,521) and $2,486,825, respectively)      $728,134,286    $783,361,388
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended January 31, 2005, AIM waived fees of $595.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $58,315 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $108,262.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended January 31, 2005, the Fund paid AISI $979,471.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $477,978, $946,503, $183,728, $4,119 and $194,891, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $35,754 in front-end sales commissions from the sale of Class A shares and $1,846, $27,724, $3,589 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders. Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                   UNREALIZED
                MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND              07/31/04        AT COST        FROM SALES      (DEPRECIATION)      01/31/05       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
 Institutional
  Class          $3,398,721     $ 60,391,667    $ (59,794,354)       $   --         $3,996,034     $25,417       $   --
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
 Institutional
  Class           3,398,721       60,391,667      (59,794,354)           --          3,996,034      25,641           --
==========================================================================================================================
  Subtotal       $6,797,442     $120,783,334    $(119,588,708)       $   --         $7,992,068     $51,058       $   --
__________________________________________________________________________________________________________________________
==========================================================================================================================

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended January 31, 2005.

                                                                   UNREALIZED
                MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND              07/31/04        AT COST        FROM SALES      (DEPRECIATION)      01/31/05       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-
  Series B,
  2.91%
  Floating
  Rate Pfd.     $   600,000     $         --    $          --        $   --        $   600,000     $ 4,086       $   --
--------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-
  Series C,
  2.91%
  Floating
  Rate Pfd.       1,500,000               --               --            --          1,500,000      10,214           --
--------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-
  Series D,
  2.91%
  Floating
  Rate Pfd.       2,900,000               --               --            --          2,900,000      19,749           --
==========================================================================================================================
  Subtotal      $ 5,000,000     $         --    $          --        $   --        $ 5,000,000     $34,049       $   --
==========================================================================================================================
  Total         $11,797,442     $120,783,334    $(119,588,708)       $   --        $12,992,068     $85,107       $   --
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $7,145.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the six months ended January 31, 2005, the Fund paid legal fees of $3,764 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended January 31, 2005, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $2,351,000 with a weighted average interest rate of 1.96% and interest expense of $126.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended January 31, 2005, the Fund did not borrow under this facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO                          UNREALIZED
                                  ------------------------                  APPRECIATION
SETTLEMENT DATE        CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------
03/14/05                 GBP       8,500,000   $16,413,500   $15,970,466     $ 443,034
-----------------------------------------------------------------------------------------
03/14/05                 NZD      14,700,000    10,355,850    10,395,826       (39,976)
-----------------------------------------------------------------------------------------
04/20/05                 AUD      22,300,000    16,743,732    17,180,168      (436,436)
-----------------------------------------------------------------------------------------
04/20/05                 EUR       8,750,000    11,401,950    11,419,652       (17,702)
=========================================================================================
                                  54,250,000   $54,915,032   $54,966,112     $ (51,080)
_________________________________________________________________________________________
=========================================================================================

NOTE 8--FUTURES CONTRACTS

On January 31, 2005, $1,000,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

                          OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------------------
                                                                            UNREALIZED
                                  NO. OF       MONTH/         MARKET       APPRECIATION
CONTRACT                         CONTRACTS   COMMITMENT       VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes          624      Mar-05/Long   $130,455,000     $(248,448)
----------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes          705      Mar-05/Long     77,021,250       275,803
----------------------------------------------------------------------------------------
U.S. 30 Year Bond                   141      Mar-05/Long     16,192,969       542,639
========================================================================================
                                                           $223,669,219     $ 569,994
________________________________________________________________________________________
========================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $176,897,684 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund utilized $1,423,964 of capital loss carryforward during the year ended July 31, 2004 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2005                                                   $   6,461,778
-----------------------------------------------------------------------------
July 31, 2006                                                      16,650,826
-----------------------------------------------------------------------------
July 31, 2007                                                      21,165,364
-----------------------------------------------------------------------------
July 31, 2008                                                      37,943,008
-----------------------------------------------------------------------------
July 31, 2009                                                      30,593,093
-----------------------------------------------------------------------------
July 31, 2010                                                      96,935,672
-----------------------------------------------------------------------------
July 31, 2011                                                      67,966,234
=============================================================================
Total capital loss carryforward                                 $ 277,715,975
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Select Income Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $302,899,101 and $360,531,551, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

    Receivable for investments matured represents the estimated proceeds to the Fund from Candescent Technologies Corp., which is in default with respect to the principal payments on $2,600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003 and Adelphia Communications Corp., which is in default with respect to the principal payments on $850,000 par value, Series B Senior Unsecured Notes, 9.25%, which were due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 17,317,414
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (11,079,387)
==============================================================================
Net unrealized appreciation of investment securities             $  6,238,027
==============================================================================
Cost of investments for tax purposes is $730,148,653.

NOTE 11--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     JANUARY 31,                     JULY 31,
                                                                         2005                          2004
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,449,997    $ 29,432,259     10,509,207    $ 69,615,024
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,958,392      12,958,738      3,486,485      23,152,163
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        571,849       3,775,364      1,363,257       9,045,558
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        133,940         882,922        182,093       1,204,694
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            1,554,452      10,297,230      3,753,160      24,979,653
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,476,841       9,775,948      2,883,800      19,119,681
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        597,527       3,958,229      1,335,831       8,868,205
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        130,949         864,786        250,635       1,658,843
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                          7,874          52,032          7,873          52,039
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              711,280       4,714,998      1,141,666       7,586,388
=======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                             --              --        768,863       5,095,481
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         93,808         622,323
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        265,700       1,758,132
-----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     33,350,556     221,411,294
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        285,029       1,884,139      2,719,060      18,035,639
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (284,826)     (1,884,139)    (2,714,995)    (18,035,639)
=======================================================================================================================
Reacquired:
  Class A                                                     (9,093,937)    (60,131,600)   (26,596,888)   (176,086,673)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,549,941)    (36,732,418)   (11,571,725)    (76,567,451)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,113,696)     (7,345,412)    (2,662,267)    (17,582,564)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (23,588)       (155,683)       (64,441)       (424,429)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (5,525,908)    (36,497,971)   (13,190,227)    (87,558,425)
=======================================================================================================================
                                                              (9,713,766)   $(64,150,578)     5,311,451    $ 35,949,936
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230, including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS                                                          SEVEN MONTHS
                                                   ENDED                       YEAR ENDED JULY 31,                      ENDED
                                                JANUARY 31,       ----------------------------------------------      JULY 31,
                                                   2005             2004        2003         2002         2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   6.54         $   6.51    $   6.20    $     6.91    $   7.14      $   7.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.13             0.28(a)     0.34(a)       0.44(a)(b)     0.53       0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.17             0.15        0.35         (0.70)      (0.23)        (0.47)
=================================================================================================================================
    Total from investment operations                 0.30             0.43        0.69         (0.26)       0.30         (0.13)
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.22)           (0.40)      (0.38)        (0.43)      (0.51)        (0.25)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    --               --          --         (0.02)      (0.02)        (0.07)
=================================================================================================================================
    Total distributions                             (0.22)           (0.40)      (0.38)        (0.45)      (0.53)        (0.32)
=================================================================================================================================
Net asset value, end of period                   $   6.62         $   6.54    $   6.51    $     6.20    $   6.91      $   7.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      4.68%            6.64%      11.36%        (4.05)%      4.42%        (1.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $370,145         $384,741    $446,526    $  281,966    $346,967      $346,482
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              1.02%(d)(e)      0.99%(e)     1.02%        0.96%       0.95%         0.97%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             4.09%(d)         4.25%       5.19%         6.57%(b)     7.57%        8.03%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                             41%             155%        141%           70%         83%           43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $379,265,225.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.04% and 1.00% for the six months ended January 31, 2005 and year ended July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        SEVEN MONTHS
                                                     ENDED                      YEAR ENDED JULY 31,                     ENDED
                                                  JANUARY 31,       --------------------------------------------      JULY 31,
                                                     2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   6.55         $   6.52    $   6.21    $   6.92    $   7.14      $   7.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.11             0.23(a)     0.29(a)     0.39(a)(b)     0.48       0.31
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           0.16             0.15        0.35       (0.70)      (0.23)        (0.47)
=================================================================================================================================
    Total from investment operations                   0.27             0.38        0.64       (0.31)       0.25         (0.16)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.20)           (0.35)      (0.33)      (0.38)      (0.45)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                      --               --          --       (0.02)      (0.02)        (0.07)
=================================================================================================================================
    Total distributions                               (0.20)           (0.35)      (0.33)      (0.40)      (0.47)        (0.28)
=================================================================================================================================
Net asset value, end of period                     $   6.62         $   6.55    $   6.52    $   6.21    $   6.92      $   7.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        4.14%            5.86%      10.53%      (4.76)%      3.67%        (2.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $176,787         $196,237    $256,642    $216,710    $237,118      $213,926
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                1.77%(d)(e)      1.74%(e)     1.77%      1.71%       1.71%         1.73%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               3.34%(d)         3.50%       4.44%       5.82%(b)     6.81%        7.28%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                               41%             155%        141%         70%         83%           43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $187,757,453.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.79% and 1.75% for the six months ended January 31, 2005 and year ended July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS                                                          SEVEN MONTHS
                                                   ENDED                       YEAR ENDED JULY 31,                     ENDED
                                                JANUARY 31,       ---------------------------------------------       JULY 31,
                                                   2005            2004       2003          2002         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  6.53         $  6.51    $  6.19      $  6.91       $  7.13       $  7.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.11            0.23(a)    0.29(a)      0.39(a)(b)    0.48          0.31
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.16            0.14       0.36        (0.71)        (0.23)        (0.47)
=================================================================================================================================
    Total from investment operations                 0.27            0.37       0.65        (0.32)         0.25         (0.16)
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.20)          (0.35)     (0.33)       (0.38)        (0.45)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    --              --         --        (0.02)        (0.02)        (0.07)
=================================================================================================================================
    Total distributions                             (0.20)          (0.35)     (0.33)       (0.40)        (0.47)        (0.28)
=================================================================================================================================
Net asset value, end of period                    $  6.60         $  6.53    $  6.51      $  6.19       $  6.91       $  7.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      4.15%           5.72%     10.73%       (4.92)%        3.68%        (2.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $34,657         $36,947    $41,912      $37,769       $44,216       $26,821
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              1.77%(d)(e)     1.74%(e)    1.77%       1.71%         1.71%         1.73%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             3.34%(d)        3.50%      4.44%        5.82%(b)      6.81%         7.28%(f)
_______________________________________________________________________________________________________________________________ )
=================================================================================================================================
Portfolio turnover rate(g)                             41%            155%       141%          70%           83%           43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $36,445,973.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.79% and 1.75% for the six months ended January 31, 2005 and year ended July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                        CLASS R
                                                         ----------------------------------------------------------------------
                                                                                                               JUNE 2, 2002
                                                         SIX MONTHS                                             (DATE SALES
                                                            ENDED               YEAR ENDED JULY 31,            COMMENCED) TO
                                                         JANUARY 31,       -----------------------------         JULY 31,
                                                            2005                  2004             2003            2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 6.53                $ 6.51           $ 6.20          $ 6.53
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.14                  0.26(a)          0.32(a)         0.06(a)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.15                  0.14             0.35           (0.32)
===============================================================================================================================
    Total from investment operations                         0.29                  0.40             0.67           (0.26)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.21)                (0.38)           (0.36)          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                            --                    --               --           (0.02)
===============================================================================================================================
    Total distributions                                     (0.21)                (0.38)           (0.36)          (0.07)
===============================================================================================================================
Net asset value, end of period                             $ 6.61                $ 6.53           $ 6.51          $ 6.20
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                              4.55%                 6.20%           11.08%          (4.01)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,128                $1,331           $  509          $   10
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                      1.27%(d)(e)           1.24%(e)         1.27%           1.21%(f)
===============================================================================================================================
Ratio of net investment income to average net assets         3.84%(d)              4.00%            4.94%           6.32%(b)(f)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(g)                                     41%                  155%             141%             70%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,634,184.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.29% and 1.25% for the six months ended January 31, 2005 and year ended July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.55              $   6.71
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.13                  0.24(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.17                 (0.06)
==================================================================================================
    Total from investment operations                               0.30                  0.18
==================================================================================================
Less distributions from net investment income                     (0.22)                (0.34)
==================================================================================================
Net asset value, end of period                                 $   6.63              $   6.55
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    4.68%                 2.67%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $144,417              $164,105
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                 1.02%(c)              1.00%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.04%(c)              1.01%(d)
==================================================================================================
Ratio of net investment income to average net assets               4.09%(c)              4.24%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                           41%                  155%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $154,716,061.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
Frank S. Bayley                   Chair                                         Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Robert H. Graham
Albert R. Dowden                  Vice Chair and President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Mark H. Williamson                            11 Greenway Plaza
Carl Frischling                   Executive Vice President                      Suite 100
Robert H. Graham                                                                Houston, TX 77046-1173
Gerald J. Lewis                   Lisa O. Brinkley
Prema Mathai-Davis                Senior Vice President and Chief Compliance    TRANSFER AGENT
Lewis F. Pennock                  Officer                                       AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Larry Soll                        Russell C. Burk                               Houston, TX 77210-4739
Mark H. Williamson                Senior Vice President
                                                                                CUSTODIAN
                                  Kevin M. Carome                               State Street Bank and Trust Company
                                  Senior Vice President, Secretary and Chief    225 Franklin Street
                                  Legal Officer                                 Boston, MA 02110-2801
                                  Sidney M. Dilgren
                                  Vice President and Treasurer                  COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Robert G. Alley                               Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                  Stuart W. Coco                                Philadelphia, PA 19103-7599
                                  Vice President
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                  J. Philip Ferguson                            Kramer, Levin, Naftalis & Frankel LLP
                                  Vice President                                919 Third Avenue
                                                                                New York, NY 10022-3852
                                  Karen Dunn Kelley
                                  Vice President                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                           SECTOR EQUITY                     TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                                AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 =============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             =============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

     If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 INC-SAR-1           A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                AIM INTERMEDIATE GOVERNMENT FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM INTERMEDIATE GOVERNMENT FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF
PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are                                                    o The returns shown in the Management's
not available as an investment for           o The unmanaged Standard & Poor's             Discussion of Fund Performance are based
retirement plans maintained pursuant to      Composite Index of 500 Stocks (the S&P        on net asset values calculated for
Section 401 of the Internal Revenue          500--Registered Trademark-- Index) is an      shareholder transactions. Generally
Code, including 401(k) plans, money          index of common stocks frequently used        accepted accounting principles require
purchase pension plans and profit            as a general measure of U.S. stock            adjustments to be made to the net assets
sharing plans. Plans that have existing      market performance.                           of the Fund at period end for financial
accounts invested in Class B shares will                                                   reporting purposes, and as such, the net
continue to be allowed to make               o The unmanaged Lehman U.S. Aggregate         asset values for shareholder
additional purchases.                        Bond Index, which represents the U.S.         transactions and the returns based on
                                             investment-grade fixed-rate bond market       those net asset values may differ from
o Class R shares are available only to       (including government and corporate           the net asset values and returns
certain retirement plans. Please see the     securities, mortgage pass-through             reported in the Financial Highlights.
prospectus for more information.             securities and asset-backed securities),
                                             is compiled by Lehman Brothers, a global      The Fund files its complete schedule of
o Investor Class shares are closed to        investment bank.                              portfolio holdings with the Securities
most investors. For more information on                                                    and Exchange Commission ("SEC") for the
who may continue to invest in the            o The unmanaged Lehman Intermediate U.S.      1st and 3rd quarters of each fiscal year
Investor Class shares, please see the        Government and Mortgage Index is a            on Form N-Q. The Fund's Form N-Q filings
prospectus.                                  market-weighted combination of the            are available on the SEC's Web site,
                                             unmanaged Lehman Brothers Intermediate        sec.gov. Copies of the Fund's Forms N-Q
PRINCIPAL RISKS OF INVESTING IN THE FUND     U.S. Government Bond Index and the            may be reviewed and copied at the SEC's
                                             unmanaged Lehman Brothers Mortgage            Public Reference Room at 450 Fifth
o The Fund invests in securities issued      Backed Securities Fixed Rate Index. It        Street, N.W., Washington, D.C.
or backed by the U.S. government, its        includes securities in the intermediate       20549-0102. You can obtain information on
agencies or instrumentalities. They          maturity range of the U.S. Government         the operation of the Public Reference
offer a high degree of safety and, in        Index that must have between one year         Room, including information about
the case of government securities, are       and 10 years to final maturity,               duplicating fee charges, by calling
guaranteed as to timely payment of           regardless of call features, and              1-202-942-8090 or by electronic request
principal and interest if held to            fixed-rate mortgage-backed securities         at the following e-mail address:
maturity. Some securities purchased by       collateralized by 15-year, 30-year and        publicinfo@sec.gov. The SEC file numbers
the Fund are not guaranteed by the U.S.      balloon mortgages issued by GNMA, FHLMC       for the Fund are 811-5686 and 33-39519.
Government. Fund shares are not insured,     or FNMA.                                      The Fund's most recent portfolio
and their value or yield will vary with                                                    holdings, as filed on Form N-Q, are also
market conditions.                           o The Lipper Intermediate U.S.                available at AIMinvestments.com.
                                             Government Fund Index represents an
o Debt securities are particularly           average of the 30 largest                     A description of the policies and
vulnerable to credit risk and interest       intermediate-term U.S. government bond        procedures that the Fund uses to
rate fluctuations. Interest rate             funds tracked by Lipper, Inc., an             determine how to vote proxies relating
increases can cause the price of a debt      independent mutual fund performance           to portfolio securities is available
security to decrease. The longer a debt      monitor.                                      without charge, upon request, from our
security's duration, the more sensitive                                                    Client Services department at
it is to this risk.                          o The Fund is not managed to track the        800-959-4246 or on the AIM Web site,
                                             performance of any particular index,          AIMinvestments.com. On the home page,
o The Fund may invest a portion of its       including the indexes defined here, and       scroll down and click on AIM Funds Proxy
assets in mortgage-backed securities,        consequently, the performance of the          Policy. The information is also
which may lose value if mortgages are        Fund may deviate significantly from the       available on the Securities and Exchange
prepaid in response to falling interest      performance of the indexes.                   Commission's Web site, sec.gov.
rates.
                                             o A direct investment cannot be made in       Information regarding how the Fund voted
                                             an index. Unless otherwise indicated,         proxies related to its portfolio
                                             index results include reinvested              securities during the 12 months ended
                                             dividends, and they do not reflect sales      6/30/04 is available at our Web site. Go
                                             charges. Performance of an index of           to AIMinvestments.com, access the About
                                             funds reflects fund expenses;                 Us tab, click on Required Notices and
                                             performance of a market index does not.       then click on Proxy Voting Activity.
                                                                                           Next, select the Fund from the drop-down
                                                                                           menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIR

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chair of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a
[PHOTO OF           similar provision was included in the terms of AIM Advisors'
MARK H.             recent settlements with certain regulators. Accordingly, the
WILLIAMSON]         AIM Funds' Board elected Mr. Crockett, one of the 13
                    independent trustees on the AIM Funds' Board, as Chair. His
MARK H. WILLIAMSON  appointment became effective on October 4, 2004. Mr. Graham remains on the Funds' Board as Vice Chair and President, as does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

[PHOTO OF              Mr. Crockett has been a member of the AIM Funds' Board
BRUCE L.            since 1992, when AIM acquired certain funds that had been
CROCKETT]           advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
BRUCE L. CROCKETT   experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM        /S/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


AIM Intermediate Government Fund seeks       higher interest rate in return for the           Based upon our assessment of the
to provide income and a relatively           purchaser's willingness to commit to the      risks as they relate to the market
stable share price, or liquidity. We         longer term. The difference in the            environment, we make adjustments to the
employ several management strategies to      Fund's performance and that of its            portfolio by changing the weighting of
balance risk and reward.                     style-specific index results from our         the three sectors (Treasury bonds,
                                             decision to keep the Fund's duration          agency bonds and mortgage-backed
========================================     shorter than that of the index. Some          securities) and by modifying the
FUND VS. INDEXES                             competitors invest up to 20% of their         duration of the portfolio.
                                             funds' assets in corporate bonds to
TOTAL RETURNS, 7/31/04-1/31/05,              increase yield; ours is a pure                   Effective duration is a measure of a
EXCLUDING APPLICABLE SALES CHARGES. IF       government fund that avoids the credit        bond fund's price sensitivity to changes
SALES CHARGES WERE INCLUDED, RETURNS         risk associated with corporate bonds.         in interest rates. It also takes into
WOULD BE LOWER.                                                                            account mortgage prepayments, puts,
                                             HOW WE INVEST                                 adjustable coupons and potential call
Class A Shares                    1.91%                                                    dates. Shortening the effective duration
                                             As shown in the pie chart below, the          of the portfolio helps mitigate changes
Class B Shares                    1.53       Fund invests in debt issues of the U.S.       to the Fund's share price, but bonds of
                                             Treasury and other government agencies.       shorter duration typically carry lower
Class C Shares                    1.65       It also invests in mortgage-backed            yields than longer-duration bonds.
                                             securities issued by GNMA, FLHMC and          However, we believe that the risk of NAV
Class R Shares                    1.90       FNMA.                                         volatility far outweighs the risk of
                                                                                           diminished income. That is, we manage
Investor Class Shares             2.05          The Fund may invest in securities of       the Fund first for security of principal
                                             all maturities, but we maintain an            and then for dividend yield.
Lehman U.S. Aggregate Bond                   intermediate-duration portfolio--one with
Index (Broad Market Index)        3.81       a weighted average effective maturity         MARKET CONDITIONS AND YOUR FUND
                                             between three and 10 years. (Weighted
Lehman Intermediate U.S.                     average effective maturity is a measure,      When the six-month reporting period
Government and Mortgage                      as estimated by the Fund's portfolio          began, the federal funds target rate was
Index (Style-specific Index)      2.79       managers, of the length of time the           1.25%. The rate had been raised on June
                                             average security in a bond fund will          30, 2004, from a 46-year low of 1.0%.
Lipper Intermediate U.S.                     mature or be redeemed by its issuer.)         During the period, the Federal Reserve
Government Fund Index                                                                      Board (the Fed) raised its target rate
(Peer Group Index)                2.54          We continually monitor the market          four times, each time by 25 basis points
                                             environment to guard against: 1) the          (0.25%), to bring the rate to 2.25% at
Source: Lipper, Inc.                         risk of rising rates eroding the              the end of the period. Immediately after
========================================     relative stability of the Fund's price        the close of the period, on February 2,
                                             per share, or NAV--a risk to the safety       2005, the Fed once again raised rates by
For the six months ended January 31,         of principal--and 2) risk to the              25 basis points, and the statement
2005, the Fund underperformed the Lehman     portfolio's yield.                            issued at that time indicated that
U.S. Aggregate Bond Index, which                                                           increases could be expected to continue.
represents the broad market of
investment-grade bonds, including bonds                                                        Our strategies for managing the Fund
of all types and maturities. Corporate                                                     in a rising-rate environment, strategies
bonds generally outperformed government                                                    which we have employed since 2003, were
bonds during the period, and bonds with                                                    consistently
longer maturities typically offer a



====================================================================================================================================
PORTFOLIO COMPOSITION                    TOP FIXED INCOME ISSUERS*                               TOTAL NET ASSETS    $915.6 million

By sector, based on total investments
                                         1. Federal National
                                            Mortgage Association (FNMA)         57.4%
      [PIE CHART]                        2. Federal Home Loan
                                            Mortgage Corp. (FHLMC)              27.3             TOTAL NUMBER OF HOLDINGS*   600
                                         3. Government National
                                            Mortgage Association (GNMA)         10.5
Mortgage Obligations            64.2%    4. U.S. Treasury                        8.4
U.S. Agency Obligations         24.3%    5. Federal Home Loan Bank               6.0
U.S. Treasury Obligations        7.0%    6. Federal Farm Credit Bank             1.7
Money Market Funds               4.5%    7. Tennessee Valley Authority           1.3
                                         8. Private Export Funding Company       1.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

applied throughout this reporting            us to maintain our defensive positioning      portfolio of government bonds and
period. They included maintaining a          against rising short-term interest rates.     mortgage-backed securities has the
portfolio with a shorter duration than       Our defensive positioning resulted in         potential to provide greater total
the Fund's style-specific index and          our having more mortgage-backed               returns than a portfolio invested in
overweighting the Fund's exposure to         securities in the Fund's portfolio than       only one of those sectors. We also
higher-coupon mortgage-backed securities.    either our broad market index or our          believe that active management can add
                                             style-specific index.                         value by weighting sectors and managing
   Throughout the period, we maintained                                                    duration to navigate through or take
the portfolio's duration at less than           Although mortgage-backed securities        advantage of prevailing market
three years. On January 31, 2005, the        were the best performers of the three         conditions. We are pleased that the Fund
monthly portfolio duration calculation       sectors in which the Fund invests for         provided shareholders with both income
for the Fund was 2.52 years, and the         2004, more recently they have declined        and a relatively stable share price over
duration of the Lehman Intermediate U.S.     in value. For the six-month period ended      the period.
Government and Mortgage Index was 2.86       January 31, 2005, their total returns
years. Our short-duration stance is based    lagged those of agencies and Treasuries.
on the knowledge that a portfolio of         As stated, we continually monitor the         The views and opinions expressed in
longer duration may result in higher         market environment and make adjustments       Management's Discussion of Fund
returns, but greater NAV instability can     to portfolio composition. However, as of      Performance are those of A I M Advisors,
also result.                                 January 31, 2005, we believed that our        Inc. These views and opinions are
                                             defensive positioning of the Fund             subject to change at any time based on
   In managing the Fund first for            continued to be warranted.                    factors such as market and economic
security of principal, we were able to                                                     conditions. These views and opinions may
maintain a relatively stable NAV. Within        A third strategy employed during the       not be relied upon as investment advice
the six-month period, the NAV for Class A    period was the use of a type of               or recommendations, or as an offer for a
shares stayed within a range of $8.97        short-term borrowing known as a reverse       particular security. The information is
and $9.08, a fluctuation of 1.2%. (Note:     repurchase agreement (reverse repo),          not a complete analysis of every aspect
AIM Intermediate Government Fund should      whereby a fund loans securities in            of any market, country, industry,
not be confused with a money market          exchange for cash according to an             security or the Fund. Statements of fact
fund, which attempts to maintain a           agreement stipulating when the borrower        are from sources considered reliable,
per-share price of $1.00. Although we        will return the security. The fund then       but A I M Advisors, Inc. makes no
seek to maintain a relatively stable         deploys the cash into either                  representation or warranty as to their
share price, the value of Fund shares        cash-equivalent trades or longer-maturity     completeness or accuracy. Although
will fluctuate.)                             securities to enhance total return.           historical performance is no guarantee
                                             While your Fund is typically fully            of future results, these insights may
   We maintained a fairly consistent         invested, reverse repo's provide ready        help you understand our investment
weighting of mortgage-backed securities,      cash to take advantage of tactical           management philosophy.
the largest component of the portfolio.      opportunities in the bond market. The
We sought out high-coupon, low-duration,     Fund benefited from investing the                   See important Fund and index
seasoned mortgages--mortgages whose          proceeds from reverse repo's in                   disclosures inside front cover.
underlying borrowers had already had         mortgage-backed securities during the
plenty of opportunity to refinance--so       period.                                                        SCOT W. JOHNSON,
that there was less risk of prepayment.                                                      [JOHNSON       Chartered Financial
These securities are short-term bonds        IN CLOSING                                       PHOTO]        Analyst, senior
that help us manage the duration of the                                                                     portfolio manager, is
Fund, which enables                          We believe that within a variety of                            lead manager of AIM
                                             market environments, an                                        Intermediate Government
                                             intermediate-duration                         Fund. Mr. Johnson joined AIM in 1994. He
                                                                                           received both a B.A. in economics and an
                                                                                           M.B.A. in finance from Vanderbilt
                                                                                           University.

                                                                                                            CLINT W. DUDLEY,
                                                                                              [DUDLEY       Chartered Financial
                                                                                              PHOTO]        Analyst, portfolio
                                                                                                            manager, is a manager
                                                                                                            of AIM Intermediate
                                                                                                            Government Fund. Mr.
                                                                                           Dudley joined AIM in 1998, was promoted
                                                                                           to money market portfolio manager in 2000
                                                                                           and assumed his current duties in 2001.
                                                                                           He received both a B.B.A. and an M.B.A.
                                                                                           from Baylor University.








================================================================================
YIELD AND DISTRIBUTION RATE
As of 1/31/05
                              30-DAY                        30-DAY
                         DISTRIBUTION RATE                  YIELD
Class A Shares                4.16%                         3.51%
Class B Shares                3.62                          2.93
Class C Shares                3.63                          2.93
Class R Shares                4.11                          3.44
Investor Class Shares         4.40                          3.72
================================================================================

The Fund's 30-day distribution rate reflects its most recent monthly dividend distribution [RIGHT ARROW GRAPHIC] multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day yield will differ.
                                                                                                  [RIGHT ARROW GRAPHIC]
The 30-day yield is calculated using a formula defined by the Securities and
Exchange Commission. The formula is based on the portfolio's potential earnings            FOR A PRESENTATION OF YOUR FUND'S
from dividends, interest and yield-to-maturity or yield-to-call of the bonds in            LONG-TERM PERFORMANCE RECORD, PLEASE
the portfolio, net of all expenses, calculated at maximum offering price, and              TURN TO PAGE 5.
annualized.


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        account values and expenses may not be
                                             to estimate the expenses that you paid        used to estimate your actual ending
As a shareholder of the Fund, you incur      over the period. Simply divide your           account balance or expenses you paid for
two types of costs: (1) transaction          account value by $1,000 (for example, an      the period. You may use this information
costs, which may include sales charges       $8,600 account value divided by $1,000 =      to compare the ongoing costs of
(loads) on purchase payments; contingent     8.6), then multiply the result by the         investing in the Fund and other funds.
deferred sales charges on redemptions;       number in the table under the heading         To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         example with the 5% hypothetical
ongoing costs, including management          Period" to estimate the expenses you          examples that appear in the shareholder
fees; distribution and/or service fees       paid on your account during this period.      reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
August 1, 2004, to January 31, 2005.         before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds.
                                             ended January 31, 2005, appear in the
The table below provides information         table "Fund vs. Indexes" on page 2. The
about actual account values and actual       hypothetical
expenses. You may use the information in
this table,



=======================================================================================================
                                             ACTUAL                              HYPOTHETICAL
                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

                                                      EXPENSES                                EXPENSES
SHARE       BEGINNING ACCOUNT   ENDING ACCOUNT      PAID DURING       ENDING ACCOUNT        PAID DURING
CLASS        VALUE (8/1/04)    VALUE (1/31/05)(1)     PERIOD(2)       VALUE (1/31/05)        PERIOD(2)
     A          $1,000.00         $1,019.10            $5.75            $1,019.51              $5.75
     B           1,000.00          1,015.30             9.55             1,015.73               9.55
     C           1,000.00          1,016.50             9.56             1,015.73               9.55
     R           1,000.00          1,019.00             7.02             1,018.25               7.02
 Investor        1,000.00          1,020.50             5.65             1,019.61               5.65

(1) The actual ending account value is based on the actual total return of the Fund for the period
August 1, 2004, to January 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.13%, 1.88%, 1.88%, 1.38% and 1.11% for
Class A, B, C, R and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

=======================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 CLASS R SHARES                                   Class B shares declines from 5%
As of 1/31/05, including applicable          10 Years                   5.95%              beginning at the time of purchase to 0%
sales charges                                 5 Years                   5.54               at the beginning of the seventh year.
                                              1 Year                    2.25               The CDSC on Class C shares is 1% for the
CLASS A SHARES                                                                             first year after purchase. Class R
Inception (4/28/87)         6.22%            INVESTOR CLASS SHARES                         shares do not have a front-end sales
10 Years                    5.55             10 Years                   6.21%              charge; returns shown are at net asset
 5 Years                    4.89              5 Years                   5.81               value and do not reflect a 0.75% CDSC
 1 Year                    -2.74              1 Year                    2.55               that may be imposed on a total
                                                                                           redemption of retirement plan assets
CLASS R SHARES                               Class R shares' inception date is             within the first year. Investor Class
Inception (9/7/93)         4.53%             6/3/02. Returns since that date are           shares do not have a front-end sales
10 Years                   5.42              historical returns. All other returns         charge or a CDSC; therefore, performance
 5 Years                   4.83              are blended returns of historical Class       is at net asset value.
 1 Year                   -3.51              R share performance and restated Class A
                                             share performance (for periods prior to          The performance of the Fund's share
CLASS C SHARES                               the inception date of Class R shares) at      classes will differ due to different
Inception (8/4/97)         4.46%             net asset value, adjusted to reflect the      sales charge structures and class
 5 Years                   5.17              higher Rule 12b-1 fees applicable to          expenses.
 1 Year                    0.49              Class R shares.

CLASS R SHARES                                  Investor Class shares' inception date
10 Years                   5.81%             is 9/30/03. Returns since that date are
 5 Years                   5.67              historical returns. All other returns
 1 Year                    1.86              are blended returns of historical
                                             Investor Class share performance and
INVESTOR CLASS SHARES                        restated Class A share performance (for
10 Years                   6.08%             periods prior to the inception date of
 5 Years                   5.94              Investor Class shares) at net asset
 1 Year                    2.27              value and reflect the Rule 12b-1 fees
                                             applicable to Class A shares.
In addition to returns as of the close
of the reporting period, industry               The performance data quoted represent
regulations require us to provide            past performance and cannot guarantee
returns for periods ended 12/31/04, the      comparable future results; current
most recent calendar quarter-end.            performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
AVERAGE ANNUAL TOTAL RETURNS                 most recent month-end performance.
As of 12/31/04, including applicable sales   Performance figures reflect reinvested
charges                                      distributions, changes in net asset
                                             value and the effect of the maximum
CLASS A SHARES                               sales charge unless otherwise stated.
Inception (4/28/87)        6.23%             Investment return and principal value
10 Years                   5.68              will fluctuate so that you may have a
 5 Years                   4.75              gain or loss when you sell shares.
 1 Year                   -2.47
                                                Class A share performance reflects
CLASS B SHARES                               the maximum 4.75% sales charge, and
Inception (9/7/93)         4.54%             Class B and Class C share performance
10 Years                   5.55              reflects the applicable contingent
 5 Years                   4.67              deferred sales charge (CDSC) for the
 1 Year                   -3.24              period involved. The CDSC on

CLASS C SHARES
Inception (8/4/97)         4.49%
 5 Years                   5.02
 1 Year                    0.78

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-76.51%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-15.43%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25(a)               $  3,728,335   $    4,134,434
----------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30(a)                  6,737,730        7,239,839
----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29(a)                  2,866,303        3,130,244
----------------------------------------------------------------------------
  7.00%, 11/01/10 to 12/01/34(a)                 30,111,467       31,890,777
----------------------------------------------------------------------------
  6.50%, 02/01/11 to 01/01/35(a)                 35,187,281       37,034,883
----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20(a)                 1,300,342        1,443,767
----------------------------------------------------------------------------
  12.00%, 02/01/13(a)                                 2,860            3,186
----------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33(a)                 14,609,330       15,274,485
----------------------------------------------------------------------------
  4.50%, 05/01/19(a)                             11,146,919       11,142,055
----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21(a)                   237,988          263,187
----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25(a)                    950,066        1,065,904
----------------------------------------------------------------------------
  7.05%, 05/20/27(a)                              2,022,282        2,138,670
----------------------------------------------------------------------------
  7.50%, 09/01/30 to 05/01/34(a)                 20,941,722       22,496,322
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 02/01/15(b)                              3,914,540        3,973,424
============================================================================
                                                                 141,231,177
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-50.60%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 02/01/31(a)                 18,096,857       19,976,542
----------------------------------------------------------------------------
  7.50%, 07/01/10 to 11/01/34(a)                 14,844,750       15,906,220
----------------------------------------------------------------------------
  7.00%, 05/01/11 to 01/01/35(a)                 94,270,626       99,856,648
----------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32(a)                 11,971,623       12,862,436
----------------------------------------------------------------------------
  6.50%, 05/01/13 to 09/01/34(a)                102,578,025      107,995,053
----------------------------------------------------------------------------
  6.00%, 10/01/13 to 07/01/34(a)                 48,836,113       51,187,351
----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22(a)                    212,804          239,307
----------------------------------------------------------------------------
  5.00%, 01/01/17 to 12/01/18(a)                  7,498,991        7,628,847
----------------------------------------------------------------------------
  4.50%, 05/01/18 to 06/01/18(a)                 23,099,694       23,127,639
----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21(a)                 1,222,264        1,355,035
----------------------------------------------------------------------------
  10.30%, 04/20/25(a)                               414,757          465,697
----------------------------------------------------------------------------
  5.50%, 02/01/32 to 11/01/33(a)                 26,623,887       27,165,772
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 02/01/15 to 02/01/30(b)                 19,813,320       19,786,157
----------------------------------------------------------------------------
  5.50%, 02/01/15 to 02/01/35(b)                 34,040,980       34,966,982
----------------------------------------------------------------------------
  6.00%, 02/01/33(b)                             39,482,000       40,796,101
============================================================================
                                                                 463,315,787
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-10.48%

Pass Through Ctfs.,
  9.00%, 10/15/08 to 04/15/21(a)               $    169,318   $      187,963
----------------------------------------------------------------------------
  6.00%, 10/15/08 to 08/15/34(a)                 17,877,309       18,599,686
----------------------------------------------------------------------------
  6.50%, 10/15/08 to 09/20/34(a)                 33,707,086       35,600,842
----------------------------------------------------------------------------
  7.00%, 10/15/08 to 01/15/35(a)                  7,253,464        7,709,720
----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23(a)                    724,538          811,851
----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24(a)                 1,675,363        1,860,866
----------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15(a)                    15,641           17,318
----------------------------------------------------------------------------
  12.50%, 11/15/10(a)                                 7,120            8,036
----------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14(a)                    80,433           92,390
----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15(a)                   110,468          126,051
----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15(a)                    93,408          106,120
----------------------------------------------------------------------------
  10.50%, 02/15/16(a)                                 4,463            4,994
----------------------------------------------------------------------------
  8.50%, 05/20/16 to 01/20/17(a)                    632,900          687,591
----------------------------------------------------------------------------
  8.75%, 10/20/16 to 01/20/17(a)                    112,566          125,067
----------------------------------------------------------------------------
  8.00%, 01/20/17 to 06/15/27(a)                  3,069,563        3,348,205
----------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18(a)                 24,722,544       25,366,415
----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/34(a)                  1,241,043        1,332,646
============================================================================
                                                                  95,985,761
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $700,883,830)                                        700,532,725
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-28.97%

FEDERAL FARM CREDIT BANK-1.73%

Bonds,
  6.00%, 06/11/08(a)                              4,490,000        4,808,611
----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             10,000,000       11,011,100
============================================================================
                                                                  15,819,711
============================================================================

FEDERAL HOME LOAN BANK-6.03%

Unsec. Bonds,
  6.50%, 11/15/05(a)                              2,000,000        2,053,780
----------------------------------------------------------------------------
  7.25%, 02/15/07(a)                              5,500,000        5,908,155
----------------------------------------------------------------------------
  4.88%, 05/15/07(a)                             16,000,000       16,475,200
----------------------------------------------------------------------------
  5.48%, 01/08/09(a)                              1,000,000        1,058,810
----------------------------------------------------------------------------
  6.00%, 12/23/11(a)                             28,800,000       29,707,776
============================================================================
                                                                  55,203,721
============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-11.87%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                              8,000,000        7,996,000
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.-(CONTINUED)

  4.25%, 05/04/09(a)                           $ 20,000,000   $   20,017,400
----------------------------------------------------------------------------
  4.38%, 02/04/10(a)(c)                          80,700,000       80,712,105
============================================================================
                                                                 108,725,505
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.77%

Series B, Unsec. Medium Term Notes,
  6.47%, 09/25/12(a)                             10,550,000       12,017,927
----------------------------------------------------------------------------
Unsec. Global Notes,
  3.66%, 02/25/09(a)                             40,000,000       39,362,400
----------------------------------------------------------------------------
  3.85%, 04/14/09(a)                              9,000,000        8,912,520
----------------------------------------------------------------------------
Unsec. Notes,
  4.13%, 04/29/09(a)                              1,650,000        1,651,056
============================================================================
                                                                  61,943,903
============================================================================

PRIVATE EXPORT FUNDING COMPANY-1.28%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                              3,900,000        4,340,193
----------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06(a)                              7,000,000        7,384,510
============================================================================
                                                                  11,724,703
============================================================================

TENNESSEE VALLEY AUTHORITY-1.29%

Series G, Global Bonds,
  5.38%, 11/13/08(a)                             11,250,000       11,856,150
============================================================================
    Total U.S. Government Agency Securities
      (Cost $262,608,191)                                        265,273,693
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

U.S. TREASURY SECURITIES-8.36%

U.S. TREASURY NOTES-5.44%

  4.63%, 05/15/06(a)(c)                        $ 19,800,000   $   20,189,862
----------------------------------------------------------------------------
  2.75%, 06/30/06(a)                              8,000,000        7,962,480
----------------------------------------------------------------------------
  2.38%, 08/31/06(a)                              9,700,000        9,586,316
----------------------------------------------------------------------------
  4.00%, 11/15/12(a)                              2,000,000        2,003,120
----------------------------------------------------------------------------
  4.25%, 08/15/13 to 08/15/14(a)                  9,900,000       10,016,979
============================================================================
                                                                  49,758,757
============================================================================

U.S. TREASURY BONDS-2.47%

  12.75%, 11/15/10(a)                            11,700,000       12,582,999
----------------------------------------------------------------------------
  7.50%, 11/15/16 to 11/15/24(a)                  7,500,000       10,073,425
============================================================================
                                                                  22,656,424
============================================================================

U.S. TREASURY STRIPS-0.45%

  6.79%, 11/15/18(a)(d)                           7,750,000        4,083,242
============================================================================
    Total U.S. Treasury Securities (Cost
      $75,281,445)                                                76,498,423
============================================================================

                                                  SHARES
MONEY MARKET FUNDS-5.33%

Government & Agency Portfolio-Institutional
  Class(e) (Cost $48,803,813)                    48,803,813       48,803,813
============================================================================
TOTAL INVESTMENTS-119.17% (Cost
  $1,087,577,279)                                              1,091,108,654
============================================================================
OTHER ASSETS LESS LIABILITIES-(19.17%)                          (175,529,480)
============================================================================
NET ASSETS-100.00%                                            $  915,579,174
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs    - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $942,782,177, which represented 86.41% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at January 31, 2005.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,038,773,466)                             $1,042,304,841
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $48,803,813)                              48,803,813
============================================================
    Total investments (cost $1,087,577,279)    1,091,108,654
============================================================
Receivables for:
  Investments sold                                23,555,645
------------------------------------------------------------
  Fund shares sold                                 2,050,425
------------------------------------------------------------
  Dividends and interest                           8,511,819
------------------------------------------------------------
  Principal paydowns                                 171,604
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               102,456
------------------------------------------------------------
Other assets                                          54,221
============================================================
    Total assets                               1,125,554,824
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          134,556,265
------------------------------------------------------------
  Fund shares reacquired                           2,094,135
------------------------------------------------------------
Dividends                                            387,148
------------------------------------------------------------
Reverse repurchase agreements                     72,198,000
------------------------------------------------------------
Trustee deferred compensation and retirement
  plans                                              153,349
------------------------------------------------------------
Accrued interest expense                              30,449
------------------------------------------------------------
Accrued distribution fees                            434,911
------------------------------------------------------------
Accrued trustees' fees                                 2,236
------------------------------------------------------------
Accrued transfer agent fees                              812
------------------------------------------------------------
Accrued operating expenses                           118,345
============================================================
    Total liabilities                            209,975,650
============================================================
Net assets applicable to shares outstanding   $  915,579,174
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  976,990,742
------------------------------------------------------------
Undistributed net investment income               (5,579,556)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (59,363,387)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       3,531,375
============================================================
                                              $  915,579,174
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  450,666,316
____________________________________________________________
============================================================
Class B                                       $  320,668,059
____________________________________________________________
============================================================
Class C                                       $   68,138,714
____________________________________________________________
============================================================
Class R                                       $    5,084,320
____________________________________________________________
============================================================
Investor Class                                $   71,021,765
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           50,183,126
____________________________________________________________
============================================================
Class B                                           35,588,551
____________________________________________________________
============================================================
Class C                                            7,591,833
____________________________________________________________
============================================================
Class R                                              565,707
____________________________________________________________
============================================================
Investor Class                                     7,903,127
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         8.98
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.98 divided
      by 95.25%)                              $         9.43
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.01
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         8.98
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         8.99
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         8.99
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $22,285,059
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      913,781
=========================================================================
    Total investment income                                    23,198,840
=========================================================================

EXPENSES:

Advisory fees                                                   2,022,175
-------------------------------------------------------------------------
Administrative services fees                                      138,482
-------------------------------------------------------------------------
Custodian fees                                                     50,899
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         651,469
-------------------------------------------------------------------------
  Class B                                                       1,765,384
-------------------------------------------------------------------------
  Class C                                                         372,646
-------------------------------------------------------------------------
  Class R                                                          12,042
-------------------------------------------------------------------------
  Investor Class                                                   87,498
-------------------------------------------------------------------------
Interest                                                          706,067
-------------------------------------------------------------------------
Transfer agent fees                                             1,408,088
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             28,598
-------------------------------------------------------------------------
Other                                                             263,898
=========================================================================
    Total expenses                                              7,507,246
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (106,710)
=========================================================================
    Net expenses                                                7,400,536
=========================================================================
Net investment income                                          15,798,304
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                      580,593
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    1,895,692
=========================================================================
Net gain from investment securities                             2,476,285
=========================================================================
Net increase in net assets resulting from operations          $18,274,589
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                              JANUARY 31,        JULY 31,
                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $15,798,304     $   31,614,216
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             580,593         (3,613,531)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  1,895,692          6,973,548
============================================================================================
    Net increase in net assets resulting from operations       18,274,589         34,974,233
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                     (11,625,691)       (24,212,763)
--------------------------------------------------------------------------------------------
  Class B                                                      (6,525,733)       (20,411,485)
--------------------------------------------------------------------------------------------
  Class C                                                      (1,382,553)        (4,304,998)
--------------------------------------------------------------------------------------------
  Class R                                                        (100,475)          (176,822)
--------------------------------------------------------------------------------------------
  Investor Class                                               (1,683,310)        (2,950,092)
============================================================================================
  Decrease in net assets resulting from distributions         (21,317,762)       (52,056,160)
============================================================================================
Share transactions-net:
  Class A                                                     (10,383,561)      (168,638,127)
--------------------------------------------------------------------------------------------
  Class B                                                     (55,435,879)      (271,162,557)
--------------------------------------------------------------------------------------------
  Class C                                                     (10,423,438)       (57,106,581)
--------------------------------------------------------------------------------------------
  Class R                                                         678,320            444,990
--------------------------------------------------------------------------------------------
  Investor Class                                               (5,531,123)        78,685,852
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (81,095,681)      (417,776,423)
============================================================================================
    Net increase (decrease) in net assets                     (84,138,854)      (434,858,350)
____________________________________________________________________________________________
============================================================================================

NET ASSETS:

  Beginning of period                                         999,718,028      1,434,576,378
============================================================================================
  End of period (including undistributed net investment
    income of $(5,579,556) and $(60,098), respectively)       $915,579,174    $  999,718,028
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. For purposes of determining net asset value per share, option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended January 31, 2005, AIM waived fees of $46,450.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $50,602 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $138,482.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended January 31, 2005, the Fund paid AISI $1,408,088.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $651,469, $1,765,384, $372,646, $12,042 and $87,498, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $38,548 in front-end sales commissions from the sale of Class A shares and $749, $44,598, $12,675 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      01/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class          $133,893,250      $697,079,797      $(782,169,234)        $   --         $48,803,813     $913,781       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $9,658.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $4,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.

    During the six months ended January 31, 2005, the Fund had average borrowings for the number of days the borrowings were outstanding in the amount of $69,586,407 with a weighted average interest rate of 2.03% and interest expense of $706,067.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $20,298,822
-----------------------------------------------------------------------------
July 31, 2008                                                      9,400,360
-----------------------------------------------------------------------------
July 31, 2011                                                        377,217
-----------------------------------------------------------------------------
July 31, 2012                                                     15,762,988
=============================================================================
Total capital loss carryforward                                  $45,839,387
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO U.S. Government Securities Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $932,176,858 and $919,287,860, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 9,282,371
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,370,847)
===============================================================================
Net unrealized appreciation of investment securities              $ 2,911,524
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $1,088,197,130.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2005                 JULY 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      39,219,796    $ 354,774,952     31,583,939    $ 288,510,314
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,788,804       16,197,611      4,337,954       39,810,996
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         621,836        5,611,046      2,182,666       19,991,367
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         118,210        1,066,896        393,399        3,601,416
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               441,545        3,988,072      1,017,858        9,313,513
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,011,402        9,125,939      2,316,710       21,181,595
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         580,282        5,254,163      1,786,445       16,400,177
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         126,521        1,140,884        367,396        3,358,535
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          11,121          100,378         18,224          166,422
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               177,251        1,600,254        306,566        2,798,507
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                                                         517,741        4,773,211
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         115,186        1,065,926
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                         271,140        2,498,508
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                               10,784,102       99,480,732
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         469,650        4,233,364      3,411,127       31,202,564
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (468,092)      (4,233,364)    (3,400,020)     (31,202,564)
==========================================================================================================================
Reacquired:
  Class A                                                     (41,888,102)    (378,517,816)   (56,265,272)    (514,305,811)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,024,140)     (72,654,289)   (32,388,466)    (297,237,092)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,904,990)     (17,175,368)    (9,072,717)     (82,954,991)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (54,230)        (488,954)      (363,960)      (3,322,848)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (1,232,278)     (11,119,449)    (3,591,917)     (32,906,900)
==========================================================================================================================
                                                               (9,005,414)   $ (81,095,681)   (45,671,899)   $(417,776,423)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377, including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                        SEVEN MONTHS
                                                      ENDED                      YEAR ENDED JULY 31,                    ENDED
                                                   JANUARY 31,       --------------------------------------------      JULY 31,
                                                      2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   9.01         $   9.15    $   9.28    $   9.08    $   8.77      $   8.80
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.15             0.29(a)     0.33(a)     0.43(b)     0.50(a)       0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.02             0.02       (0.04)       0.23        0.35         (0.03)
=================================================================================================================================
    Total from investment operations                    0.17             0.31        0.29        0.66        0.85          0.31
=================================================================================================================================
Less distributions from net investment income          (0.20)           (0.45)      (0.42)      (0.46)      (0.54)        (0.34)
=================================================================================================================================
Net asset value, end of period                      $   8.98         $   9.01    $   9.15    $   9.28    $   9.08      $   8.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         1.91%            3.45%       3.03%       7.39%       9.91%         3.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $450,666         $462,804    $639,002    $473,104    $302,391      $221,636
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                          1.13%(d)(e)      1.01%       0.90%       0.94%       1.32%         1.25%(f)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                          0.99%(d)(e)      0.94%       0.89%       0.90%       0.93%         0.98%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                3.38%(d)         3.15%       3.47%       4.58%(b)     5.61%        6.61%(f)
=================================================================================================================================
Ratio of interest expense to average net assets         0.14%(d)         0.07%       0.01%       0.04%       0.39%         0.27%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                94%             142%        275%        146%        194%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses as adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d) Ratios are annualized and based on average daily net assets of $516,926,686.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% (including interest expense) and 1.01% (excluding interest expense).
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                        SEVEN MONTHS
                                                      ENDED                      YEAR ENDED JULY 31,                    ENDED
                                                   JANUARY 31,       --------------------------------------------      JULY 31,
                                                      2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   9.04         $   9.18    $   9.31    $   9.11    $   8.79      $   8.82
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.12             0.22(a)     0.26(a)     0.37(b)     0.44(a)       0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.02             0.02       (0.04)       0.22        0.35         (0.04)
=================================================================================================================================
    Total from investment operations                    0.14             0.24        0.22        0.59        0.79          0.26
=================================================================================================================================
Less distributions from net investment income          (0.17)           (0.38)      (0.35)      (0.39)      (0.47)        (0.29)
=================================================================================================================================
Net asset value, end of period                      $   9.01         $   9.04    $   9.18    $   9.31    $   9.11      $   8.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         1.53%            2.68%       2.30%       6.58%       9.17%         3.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $320,668         $376,960    $654,305    $613,306    $269,677      $177,032
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                          1.88%(d)(e)      1.76%       1.65%       1.69%       2.08%         2.01%(f)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                          1.74%(d)(e)      1.69%       1.64%       1.65%       1.69%         1.74%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                2.63%(d)         2.40%       2.72%       3.83%(b)     4.85%        5.85%(f)
=================================================================================================================================
Ratio of interest expense to average net assets         0.14%(d)         0.07%       0.01%       0.04%       0.39%         0.27%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                94%             142%        275%        146%        194%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d) Ratios are annualized and based on average daily net assets of $350,198,526.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.90% (including interest expense) and 1.76% (excluding interest expense).
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS                                                      SEVEN MONTHS
                                                        ENDED                     YEAR ENDED JULY 31,                   ENDED
                                                     JANUARY 31,       ------------------------------------------      JULY 31,
                                                        2005            2004        2003        2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  9.00         $  9.15    $   9.27    $   9.08    $  8.77      $  8.79
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.12            0.22(a)     0.26(a)     0.37(b)    0.44(a)      0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.03            0.01       (0.03)       0.21       0.34        (0.03)
=================================================================================================================================
    Total from investment operations                      0.15            0.23        0.23        0.58       0.78         0.27
=================================================================================================================================
Less distributions from net investment income            (0.17)          (0.38)      (0.35)      (0.39)     (0.47)       (0.29)
=================================================================================================================================
Net asset value, end of period                         $  8.98         $  9.00    $   9.15    $   9.27    $  9.08      $  8.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           1.65%           2.58%       2.42%       6.48%      9.08%        3.18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $68,139         $78,760    $137,213    $127,114    $59,915      $34,206
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense)                                       1.88%(d)(e)     1.76%       1.65%       1.69%      2.08%        2.01%(f)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense)                                       1.74%(d)(e)     1.69%       1.64%       1.65%      1.69%        1.74%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  2.63%(d)        2.40%       2.72%       3.83%(b)    4.85%       5.85%(f)
=================================================================================================================================
Ratio of interest expense to average net assets           0.14%(d)        0.07%       0.01%       0.04%      0.39%        0.27%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                  94%            142%        275%        146%       194%          65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses as adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(d) Ratios are annualized and based on average daily net assets of $73,921,565.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.90% (including interest expense) and 1.76% (excluding interest expense).
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                                                    JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED        (DATE SALES
                                                                 ENDED              JULY 31,        COMMENCED) TO
                                                              JANUARY 31,       ----------------      JULY 31,
                                                                 2005            2004      2003         2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.01          $ 9.16    $ 9.27       $ 9.13
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15            0.27(a)   0.30(a)      0.07(b)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.02            0.01     (0.02)        0.14
=================================================================================================================
    Total from investment operations                              0.17            0.28      0.28         0.21
=================================================================================================================
Less distributions from net investment income                    (0.19)          (0.43)    (0.39)       (0.07)
=================================================================================================================
Net asset value, end of period                                  $ 8.99          $ 9.01    $ 9.16       $ 9.27
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                   1.90%           3.08%     2.99%        2.34%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,084          $4,422    $4,057       $   34
=================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        1.38%(d)(e)     1.26%     1.15%        1.19%(f)
=================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                        1.24%(d)(e)     1.19%     1.14%        1.15%(f)
=================================================================================================================
Ratio of net investment income to average net assets              3.13%(d)        2.90%     3.22%        4.33%(f)
=================================================================================================================
Ratio of interest expense to average net assets                   0.14%(d)        0.07%     0.01%        0.04%(f)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(g)                                          94%            142%      275%         146%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $4,777,434.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40% (including interest expense) and 1.26% (excluding interest expense).
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.01              $  9.30
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.15                 0.24(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.03                (0.15)
==================================================================================================
    Total from investment operations                               0.18                 0.09
==================================================================================================
Less distributions from net investment income                     (0.20)               (0.38)
==================================================================================================
Net asset value, end of period                                  $  8.99              $  9.01
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    2.05%                1.02%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $71,022              $76,771
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                         1.11%(c)(d)          0.98%(e)
==================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                         0.98%(c)(d)          0.91%(e)
==================================================================================================
Ratio of net investment income to average net assets               3.40%(c)             3.18%(e)
==================================================================================================
Ratio of interest expense to average net assets                    0.14%(c)             0.07%(e)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           94%                 142%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $74,635,979.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.13% (including interest expense) and 0.99% (excluding interest expense).
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES           OFFICERS                                                       OFFICE OF THE FUND
Bob R. Baker                Bruce L. Crockett                                              11 Greenway Plaza
Frank S. Bayley             Chair                                                          Suite 100
James T. Bunch                                                                             Houston, TX 77046-1173
Bruce L. Crockett           Robert H. Graham
Albert R. Dowden            Vice Chair and President                                       INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                                         A I M Advisors, Inc.
Jack M. Fields              Mark H. Williamson                                             11 Greenway Plaza
Carl Frischling             Executive Vice President                                       Suite 100
Robert H. Graham                                                                           Houston, TX 77046-1173
Gerald J. Lewis             Lisa O. Brinkley
Prema Mathai-Davis          Senior Vice President and Chief Compliance Officer             TRANSFER AGENT
Lewis F. Pennock                                                                           AIM Investment Services, Inc.
Ruth H. Quigley             Russell C. Burk                                                P.O. Box 4739
Larry Soll                  Senior Vice President                                          Houston, TX 77210-4739
Mark H. Williamson
                            Kevin M. Carome                                                CUSTODIAN
                            Senior Vice President, Secretary and Chief Legal Officer       State Street Bank and Trust Company
                                                                                           225 Franklin Street
                            Sidney M. Dilgren                                              Boston, MA 02110-2801
                            Vice President and Treasurer
                                                                                           COUNSEL TO THE FUND
                            Robert G. Alley                                                Ballard Spahr
                            Vice President                                                 Andrews & Ingersoll, LLP
                                                                                           1735 Market Street
                            Stuart W. Coco                                                 Philadelphia, PA 19103-7599
                            Vice President
                                                                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                            J. Philip Ferguson                                             Kramer, Levin, Naftalis & Frankel LLP
                            Vice President                                                 919 Third Avenue
                                                                                           New York, NY 10022-3852
                            Karen Dunn Kelley
                            Vice President                                                 DISTRIBUTOR
                                                                                           A I M Distributors, Inc.
                                                                                           11 Greenway Plaza
                                                                                           Suite 100
                                                                                           Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                         SECTOR EQUITY                      TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                          AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      AIM Real Estate Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Aggressive Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Conservative Allocation Fund
AIM Small Cap Equity Fund(3)                                                              AIM Moderate Allocation Fund
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             ================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund             FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ================================================================================


* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid- Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.(2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                GOV-SAR-1             A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                         --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                              AIM LIMITED MATURITY TREASURY FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM LIMITED MATURITY TREASURY FUND SEEKS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE,
AND, CONSISTENT WITH THIS OBJECTIVE, THE HIGHEST TOTAL RETURN ACHIEVABLE.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The Fund is not managed to track the        The Fund files its complete schedule of
                                             performance of any particular index,          portfolio holdings with the Securities
o Class A shares were closed to new          including the indexes defined here, and       and Exchange Commission ("SEC") for the
investors on 10/30/02.                       consequently, the performance of the          1st and 3rd quarters of each fiscal year
                                             Fund may deviate significantly from the       on Form N-Q. The Fund's Form N-Q filings
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of the indexes.                   are available on the SEC's Web site,
                                                                                           sec.gov. Copies of the Fund's Forms N-Q
o U.S. Treasury securities such as           o A direct investment cannot be made in       may be reviewed and copied at the SEC's
bills, notes and bonds offer a high          an index. Unless otherwise indicated,         Public Reference Room at 450 Fifth
degree of safety, and they guarantee the     index results include reinvested              Street, N.W., Washington, D.C.
payment of principal and any applicable      dividends, and they do not reflect sales      20549-0102. You can obtain information
interest if held to maturity. Fund           charges. Performance of an index of           on the operation of the Public Reference
shares are not insured, and their value      funds reflects fund expenses;                 Room, including information about
and yield will vary with market              performance of a market index does not.       duplicating fee charges, by calling
conditions.                                                                                1-202-942-8090 or by electronic request
                                             OTHER INFORMATION                             at the following E-mail address:
ABOUT INDEXES USED IN THIS REPORT                                                          publicinfo@sec.gov. The SEC file numbers
                                             o The returns shown in the Management's       for the Fund are 811-5686 and 33-39519.
o The unmanaged Standard & Poor's            Discussion of Fund Performance are based      The Fund's most recent portfolio
Composite Index of 500 Stocks (the S&P       on net asset values calculated for            holdings, as filed on Form N-Q, are also
500--Registered Trademark-- Index) is an     shareholder transactions. Generally           available at AIMinvestments.com.
index of common stocks frequently used       accepted accounting principles require
as a general measure of U.S. stock           adjustments to be made to the net assets      A description of the policies and
market performance.                          of the Fund at period end for financial       procedures that the Fund uses to
                                             reporting purposes, and as such, the net      determine how to vote proxies relating
o The unmanaged Lehman U.S. Aggregate        asset values for shareholder                  to portfolio securities is available
Bond Index, which represents the U.S.        transactions and the returns based on         without charge, upon request, from our
investment-grade fixed-rate bond market      those net asset values may differ from        Client Services department at
(including government and corporate          the net asset values and returns              800-959-4246 or on the AIM Web site,
securities, mortgage pass-through            reported in the Financial Highlights.         AIMinvestments.com. On the home page,
securities and asset-backed securities),                                                   scroll down and click on AIM Funds Proxy
is compiled by Lehman Brothers, a global                                                   Policy. The information is also
investment bank.                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.
o The unmanaged Lehman 1- to 2-Year U.S.
Government Bond Index, which represents                                                    Information regarding how the Fund voted
the performance of U.S. Treasury and                                                       proxies related to its portfolio
U.S. government agency issues with                                                         securities during the 12 months ended
maturities of one to two years, is                                                         6/30/04 is available at our Web site. Go
compiled by Lehman Brothers, a global                                                      to AIMinvestments.com, access the About
investment bank.                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
o The unmanaged Lipper Short U.S.                                                          Next, select the Fund from the dropdown
Treasury Category Average represents an                                                    menu.
average of the short U.S. Treasury funds
tracked by Lipper, Inc., an independent
mutual fund performance monitor.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================


AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    New Board Chair

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chair of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
[PHOTO OF           recent settlements with certain regulators. Accordingly, the
MARK H.             AIM Funds' Board elected Mr. Crockett, one of the 13
WILLIAMSON]         independent trustees on the AIM Funds' Board, as Chair. His appointment became effective on October 4, 2004. Mr. Graham
MARK H. WILLIAMSON  remains on the Funds' Board as Vice Chair and President, as does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

                       Mr. Crockett has been a member of the AIM Funds' Board
[PHOTO OF           since 1992, when AIM acquired certain funds that had been
BRUCE L.            advised by CIGNA. He had been a member of the board of those
CROCKETT]           funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
BRUCE L. CROCKETT   Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                        Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                        All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM        /s/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

This Fund uses a strategy designed to                                                      than the yield on two-year notes,
provide liquidity, long-term consistency                                                   meaning we may have the opportunity to
and low share-price volatility.                                                            sell what we originally bought as a
                                                                                           two-year note at a lower yield/higher
===================================          within the Lipper Short U.S. Treasury         price--thereby booking a profit. In
FUND VS. INDEXES                             Category Average may have more flexible       other circumstances, we have room for
                                             strategies wherein they own shorter           the one-year yield to rise a bit before
TOTAL RETURNS, 7/31/04-1/31/05,              maturity securities when interest rates       we are selling at a higher yield/lower
EXCLUDING APPLICABLE SALES CHARGES.          are rising and longer maturity                price than when we bought the
IF SALES CHARGES WERE INCLUDED,              securities when interest rates are            bond--thereby helping protect principal.
RETURNS WOULD BE LOWER.                      falling. This may account for somewhat        We believe that it is during that one-
                                             better performance, but it also may           to two-year interval that the return on
Class A Shares                0.20%          result in greater fluctuation in share        the investment and the interest-rate
                                             price.                                        risk are balanced most favorably for
Class A3 Shares               0.11                                                         investors seeking income and relative
                                             HOW WE INVEST                                 stability of principal.
Lehman U.S. Aggregate
Bond Index                                   The Fund holds only two-year Treasury            We manage the Fund using the same
(Broad Market Index)          3.81           notes in its portfolio. Two-year              strategy regardless of market
                                             Treasuries are considered among the           conditions. This strategy generally
Lehman 1- to 2-Year                          safest and highest quality securities.        results in the Fund earning slightly
U.S. Government Bond Index                   Because of their low risk, their rate of      more than the twoyear Treasury note
(Style-specific Index)        0.60           return is typically modest, but their         during periods of falling interest
                                             liquidity is high, since there is a           rates. Conversely, during periods of
Lipper Short U.S. Treasury                   continuous market for them.                   rising interest rates, the Fund
Category Average (Peer                                                                     generally earns slightly less than the
Group Index)                  0.56              At or near each monthly auction, we        two-year Treasury note.
                                             sell the note that has been held for a
Source: Lipper, Inc.                         year, and we purchase a new two-year          MARKET CONDITIONS AND YOUR FUND
===================================          note. This process creates a laddered
                                             portfolio of 12 two-year notes with           When the six-month reporting period
   For the six months ended January 31,      different maturity dates, resulting in a      began, the federal funds target rate was
2005, the Fund underperformed the Lehman     relatively low-duration portfolio. We         1.25%. The rate had been raised on June
U.S. Aggregate Bond Index. That index        adopted this strategy for the Fund            30, 2004, one month prior to the
represents the broad market of               because of research showing that during       previous period-end, from a 46-year low
investmentgrade bonds, composed of bonds     most time periods, buying a two-year          of 1.0%. During the period, the Federal
of all types and maturities, including       note, holding it for a year, and then         Reserve Board (the Fed) raised its
bonds with higher credit risk (corporate     selling it allows us to benefit from the      target rate four times, each time by 25
bonds) and higher interest-rate risk         shape of the yield curve. During most         basis points (0.25%), to bring the rate
(bonds of longer maturities), which          time periods the yield on one-year notes      to 2.25% at the end of the period.
typically offer higher interest rates.       is less                                       Immediately after the close of the
The difference in the Fund's performance                                                   period, on February 2, 2005, the Fed
and that of its style-specific index can                                                   once again raised rates by 25 basis
be explained by the fact that market                                                       points,
indexes have no expenses. Funds


===================================================================================================================================
PORTFOLIO COMPOSITION

100.1% U.S. Treasury notes                                     TOTAL NET ASSETS                                      $347.5 million

MATURITY DATE     INTEREST RATE     % OF TOTAL NET ASSETS      TOTAL NUMBER OF HOLDINGS                                          12
02/28/06               1.63%                8.3%
03/31/06               1.50                 8.3
04/30/06               2.25                 8.3                The Fund's holdings are subject to change, and there is no assurance
05/31/06               2.50                 8.4                that the Fund will continue to hold any particular security.
06/30/06               2.75                 8.4
07/31/06               2.75                 8.4
08/31/06               2.38                 8.3
09/30/06               2.50                 8.3
10/31/06               2.50                 8.3
11/30/06               2.88                 8.3
12/31/06               3.00                 8.4
01/31/07               3.13                 8.4
OTHER ASSETS LESS LIABILITIES              -0.1
===================================================================================================================================

and the statement issued at that time        oldest note in the portfolio and              The views and opinions expressed in
indicated that increases could be            purchase a new one every month, the           Management's Discussion of Fund
expected to continue.                        portfolio's duration is shortened.            Performance are those of A I M Advisors,
                                             Because we maintain our monthly buy-sell      Inc. These views and opinions are
   The economy grew at a modest pace         discipline, the Fund's effective              subject to change at any time based on
during the reporting period, with            duration remains constant at 1.45 years.      factors such as market and economic
annualized gross domestic product (GDP)      Effective duration is a measure of a          conditions. These views and opinions may
measuring 4.0% in the third quarter of       bond fund's price sensitivity to changes      not be relied upon as investment advice
2004 and 3.8% in the fourth quarter.         in interest rates.                            or recommendations, or as an offer for a
                                                                                           particular security. The information is
   Inflation rose modestly over the             The Fund seeks liquidity with minimum      not a complete analysis of every aspect
period. For the twelve-month period ended    fluctuation of principal value. During        of any market, country, industry,
in January 2005, the consumer price          the six-month period, the Fund's share        security or the Fund. Statements of fact
index (CPI) rose 3.0%. Twenty-three          price for Class A shares remained within      are from sources considered reliable,
percent of the increase in the CPI for       a narrow range between $10.17 and             but A I M Advisors, Inc. makes no
the year was attributable to increased       $10.29, a fluctuation of 1.17%. (Note:        representation or warranty as to their
energy prices.                               AIM Limited Maturity Treasury Fund            completeness or accuracy. Although
                                             should not be confused with a money           historical performance is no guarantee
   These factors resulted in the yields      market fund, which attempts to maintain       of future results, these insights may
on short-term bonds trending higher over     a per-share price of $1.00. Although we       help you understand our investment
the period. The graph below plots the        seek to maintain a relatively stable          management philosophy.
weekly yield on two-year Treasuries from     share price, the value of Fund shares
Friday, August 6, 2004, through Friday,      will fluctuate.)                                   See important Fund and index
January 28, 2005. As they trended                                                            disclosures inside front cover.
upward, yields fluctuated within a range     IN CLOSING
from 2.46% to 3.23%.                                                                                           SCOT W. JOHNSON,
                                             Two-year Treasury notes carry almost                              Chartered Financial
   During the reporting period, we sold      negligible credit risk. Though their                [JOHNSON      Analyst, senior
notes of lower interest rates and            yields were relatively low during the                 PHOTO]      portfolio manager,
purchased notes with higher interest         six-month period, they have been on the                           is lead manager of
rates. However, the Fund still owns          rise.                                                             AIM Limited Maturity
notes that have lower yields than those                                                    Treasury Fund. Mr. Johnson joined AIM in
that are currently available. As stated,         Throughout the period, we followed        1994. He received both a B.A. in
the opposite is true as well; in periods     our strategy designed to mitigate             economics and an M.B.A. in finance from
of falling interest rates, the Fund will     interest-rate risk. As a result, we were      Vanderbilt University.
continue to have higher-yielding notes       successful in maintaining a relatively
in its portfolio. This is how the            stable NAV.                                                       CLINT W. DUDLEY,
strategy is designed to provide                                                                                Chartered Financial
consistency over time.                          We are committed to providing                  [DUDLEY         Analyst, portfolio
                                             consistency, liquidity, minimal risk and           PHOTO]         manager, is a
   Our ongoing strategy in managing the      positive returns for shareholders. Thank                          manager of AIM
Fund is maintaining a short-duration         you for your continued investment.                                Limited Maturity
portfolio. The purpose of maintaining a                                                    Treasury Fund. Mr. Dudley joined AIM in
short-duration portfolio is to mitigate                                                    1998, was promoted to money market
interest-rate risk. The maturity of each                                                   portfolio manager in 2000 and assumed
of the notes held by the Fund is two                                                       his current duties in 2001. He received
years, but because we sell the                                                             both a B.B.A. and an M.B.A. from Baylor
                                                                                           University.

================================================================================
WEEKLY YIELD ON 2-YEAR TREASURY NOTES
8/6/04-1/28/05

                                     [LINE CHART]
8/6/04         2.60        10/8/04        2.67        12/10/04        2.93
8/13/04        2.51        10/15/04       2.53        12/17/04        3.00
8/20/04        2.46        10/22/04       2.55        12/24/04        3.04
8/27/04        2.49        10/29/04       2.57        12/31/04        3.09
9/3/04         2.47        11/5/04        2.65        1/7/05          3.18
9/10/04        2.52        11/12/04       2.82        1/14/05         3.23
9/17/04        2.49        11/19/04       2.89        1/21/05         3.22
9/24/04        2.53        11/26/04       2.99        1/28/05         3.25
10/1/04        2.60        12/3/04        3.02

================================================================================                 [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        January 31, 2005, appear in the table
                                             to estimate the expenses that you paid        "Fund vs. Indexes" on page 2. The
As a shareholder of the Fund, you incur      over the period. Simply divide your           hypothetical account values and expenses
two types of costs: (1) transaction          account value by $1,000 (for example, an      may not be used to estimate your actual
costs, which may include sales charges       $8,600 account value divided by $1,000 =      ending account balance or expenses you
(loads) on purchase payments; and (2)        8.6), then multiply the result by the         paid for the period. You may use this
ongoing costs, including management          number in the table under the heading         information to compare the ongoing costs
fees; distribution and/or service fees       entitled "Actual Expenses Paid During         of investing in the Fund and other
(12b-1); and other Fund expenses you         Period" to estimate the expenses you          funds. To do so, compare this 5%
incur ongoing costs. This example is         paid on your account during this period.      hypothetical example with the 5%
intended to help you understand your                                                       hypothetical examples that appear in the
ongoing costs (in dollars) of investing      HYPOTHETICAL EXAMPLE FOR                      shareholder reports of the other funds.
in the Fund and to compare these costs       COMPARISON PURPOSES
with ongoing costs of investing in other                                                       Please note that the expenses shown
mutual funds. The example is based on an     The table below also provides                 in the table are meant to highlight your
investment of $1,000 invested at the         information about hypothetical account        ongoing costs only and do not reflect
beginning of the period and held for the     values and hypothetical expenses based        any transactional costs, such as sales
entire period August 1, 2004, to January     on the Fund's actual expense ratio and        charges (loads) on purchase payments.
31, 2005.                                    an assumed rate of return of 5% per year      Therefore, the hypothetical information
                                             before expenses, which is not the Fund's      is useful in comparing ongoing costs
ACTUAL EXPENSES                              actual return. The Fund's actual              only, and will not help you determine
                                             cumulative total returns at net asset         the relative total costs of owning
The table below provides information         value after expenses for the six months       different funds.
about actual account values and actual       ended
expenses. You may use the information in
this table,

===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (8/1/04)                 (1/31/05)(1)           PERIOD(2)              (1/31/05)              PERIOD(2)
      A               $1,000.00                  $1,002.00               $2.93                 $1,022.28                $2.96
     A3                1,000.00                   1,001.10                3.93                  1,021.27                 3.97

(1) The actual ending account value is based on the actual total return of the Fund for the period, August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.58% and 0.78% for Class A and A3 shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 In addition to Fund returns as of the            The performance data quoted represent
As of 1/31/05, including applicable          close of the reporting period, industry       past performance and cannot guarantee
sales charges                                regulations require us to provide             comparable future results; current
                                             returns for periods ended 12/31/04, the       performance may be lower or higher.
CLASS A SHARES                               most recent calendar quarter-end.             Please visit AIMinvestments.com for the
Inception (12/15/87)               5.50%                                                   most recent month-end performance.
  10 Years                         4.69      AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
   5 Years                         3.90      As of 12/31/04, including applicable          distributions, changes in net asset
   1 Year                         -0.95      sales charges                                 value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
CLASS A3 SHARES                              CLASS A SHARES                                Investment return and principal value
  10 Years                         4.58%     Inception (12/15/87)             5.54%        will fluctuate so that you may have a
   5 Years                         3.90        10 Years                       4.83         gain or loss when you sell shares.
   1 Year                         -0.19         5 Years                       3.93
                                                1 Year                       -0.73            Class A share performance reflects
                                                                                           the maximum 1.00% sales charge. Class A3
                                             CLASS A3 SHARES                               shares do not have a front-end sales
                                               10 Years                       4.72%        charge or a CDSC; therefore, performance
                                                5 Years                       3.91         quoted is at net asset value.
                                                1 Year                        0.03
                                                                                              The performance of the Fund's share
                                             The inception date of Class A3 shares         classes will differ due to different
                                             is 10/31/02. Returns since that date are      sales charge structures and class
                                             historical returns. All other returns         expenses.
                                             are the blended returns of the
                                             historical performance of the Fund's             Had the advisor not waived fees
                                             Class A3 shares since their inception         and/or reimbursed expenses in the past,
                                             and the restated historical performance       performance would have been lower.
                                             of the Fund's Class A shares (for
                                             periods prior to the inception of Class
                                             A3 shares) at net asset value, adjusted
                                             to reflect the higher Rule 12b-1 fees
                                             applicable to Class A3 shares.
===================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/05

AIM LIMITED MATURITY TREASURY FUND

====================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 1/31/05                     indicative of future results. More
The following information has been                                                         recent returns may be more or less than
prepared to provide Institutional Class      Inception (7/13/87)                 5.79%     those shown. All returns assume
shareholders with a performance overview       10 Years                          5.05      reinvestment of distributions at net
specific to their holdings.                     5 Years                          4.36      asset value. Investment return and
Institutional Class shares are offered          1 Year                           0.35      principal value will fluctuate so your
exclusively to institutional investors,         6 Months*                        0.41      shares, when redeemed, may be worth more
including defined contribution plans                                                       or less than their original cost. See
that meet certain criteria.                  AVERAGE ANNUAL TOTAL RETURNS                  full report for information on
                                             For periods ended 12/31/04, most              comparative benchmarks. Please consult
                                             recent calendar quarter-end                   your fund prospectus for more
                                                                                           information. For the most current
                                             Inception (7/13/87)                 5.82%     month-end performance, please call
                                               10 Years                          5.18      800-451-4246 or visit AIMinvestments.com.
                                                5 Years                          4.38
                                                1 Year                           0.47
                                                6 Months*                        0.76

                                             *Cumulative total return that has not
                                             been annualized

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes due to differing
                                             sales charges and class expenses.

                                                Had the advisor not waived fees
                                             and/or reimbursed expenses in the past,
                                             performance would have been lower.
====================================================================================================================================


OVER FOR INFORMATION ON YOUR FUND'S EXPENSES.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com          LTD-INS-2           YOUR GOALS. OUR SOLUTIONS.       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                 --Registered Trademark--              --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES



EXAMPLE                                      Simply divide your account value by           in the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate your actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
example is based on an investment of         PURPOSES                                      appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
August 1, 2004, to January 31, 2005.         information about hypothetical account           Please note that the expenses shown
                                             values and hypothetical expenses based        in the table are meant to highlight your
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
                                             an assumed rate of return of 5% per year      hypothetical information is useful in
The table below provides information         before expenses, which is not the Fund's      comparing ongoing costs only, and will
about actual account values and actual       actual return. The Fund's actual              not help you determine the relative
expenses. You may use the information in     cumulative total return after expenses        total costs of owning different funds.
this table, together with the amount you     for the six months ended January 31,
invested, to estimate the expenses that      2005, appears
you paid over the period.

====================================================================================================================================

                                                          ACTUAL                                   HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES            ENDING ACCOUNT           EXPENSES
                             VALUE                VALUE           PAID DURING               VALUE              PAID DURING
                            (8/1/04)           (1/31/05)(1)         PERIOD(2)              (1/31/05)             PERIOD(2)
Institutional Class        $1,000.00            $1,004.10             $1.57                $1,023.64              $1.58

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended January 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.31% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

====================================================================================================================================


AIMinvestments.com                   LTD-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--100.10%(a)

1.63%                                          02/28/06   $29,200   $ 28,789,448
--------------------------------------------------------------------------------
1.50%                                          03/31/06    29,200     28,711,776
--------------------------------------------------------------------------------
2.25%                                          04/30/06    29,200     28,921,724
--------------------------------------------------------------------------------
2.50%                                          05/31/06    29,300     29,080,250
--------------------------------------------------------------------------------
2.75%                                          06/30/06    29,300     29,162,583
--------------------------------------------------------------------------------
2.75%                                          07/31/06    29,300     29,139,729
--------------------------------------------------------------------------------
2.38%                                          08/31/06    29,300     28,956,604
--------------------------------------------------------------------------------
2.50%                                          09/30/06    29,300     28,970,375
--------------------------------------------------------------------------------
2.50%                                          10/31/06    29,300     28,942,833
--------------------------------------------------------------------------------
2.88%                                          11/30/06    29,200     29,008,448
--------------------------------------------------------------------------------
3.00%                                          12/31/06    29,200     29,063,052
--------------------------------------------------------------------------------
3.13%                                          01/31/07    29,200     29,113,276
================================================================================
TOTAL INVESTMENTS (Cost
  $350,334,982)--100.10%                                             347,860,098
================================================================================
OTHER ASSETS LESS LIABILITIES--(0.10)%                                  (359,446)
================================================================================
NET ASSETS--100.00%                                                 $347,500,652
________________________________________________________________________________
================================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $347,860,098, which represented 100% of the Fund's Total Investments. See Note 1A.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $350,334,982)                                $347,860,098
-----------------------------------------------------------
Cash                                                 11,318
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  182,350
-----------------------------------------------------------
  Interest                                        1,661,463
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               71,632
-----------------------------------------------------------
Other assets                                         34,850
===========================================================
    Total assets                                349,821,711
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          1,974,753
-----------------------------------------------------------
  Dividends                                          81,589
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                103,157
-----------------------------------------------------------
Accrued distribution fees                            49,335
-----------------------------------------------------------
Accrued trustees' fees                                1,567
-----------------------------------------------------------
Accrued transfer agent fees                          58,919
-----------------------------------------------------------
Accrued operating expenses                           51,739
===========================================================
    Total liabilities                             2,321,059
===========================================================
Net assets applicable to shares outstanding    $347,500,652
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $352,019,847
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (2,044,311)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (2,474,884)
===========================================================
                                               $347,500,652
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $292,216,757
___________________________________________________________
===========================================================
Class A3                                       $ 45,636,049
___________________________________________________________
===========================================================
Institutional Class                            $  9,647,846
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          28,721,254
___________________________________________________________
===========================================================
Class A3                                          4,486,622
___________________________________________________________
===========================================================
Institutional Class                                 948,034
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.17
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.17 divided
      by 99.00%)                               $      10.27
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
    share                                      $      10.17
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.18
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 4,846,740
=========================================================================

EXPENSES:

Advisory fees                                                     426,783
-------------------------------------------------------------------------
Administrative services fees                                       59,162
-------------------------------------------------------------------------
Custodian fees                                                     15,327
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         251,986
-------------------------------------------------------------------------
  Class A3                                                         92,058
-------------------------------------------------------------------------
Transfer agent fees -- Class A and A3                             275,237
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,486
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,087
-------------------------------------------------------------------------
Other                                                             134,342
=========================================================================
    Total expenses                                              1,273,468
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (30,972)
=========================================================================
    Net expenses                                                1,242,496
=========================================================================
Net investment income                                           3,604,244
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (1,960,326)
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                          (387,446)
=========================================================================
Net gain (loss) from investment securities                     (2,347,772)
=========================================================================
Net increase in net assets resulting from operations          $ 1,256,472
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                                   JANUARY 31,           JULY 31,
                                                                      2005                 2004
----------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                           $  3,604,244         $   5,991,277
----------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities               (1,960,326)            1,748,721
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                             (387,446)           (3,318,626)
====================================================================================================
    Net increase in net assets resulting from operations             1,256,472             4,421,372
====================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (2,856,372)           (5,263,370)
----------------------------------------------------------------------------------------------------
  Class A3                                                            (394,110)             (673,245)
----------------------------------------------------------------------------------------------------
  Institutional Class                                                 (353,762)              (54,662)
====================================================================================================
    Total distributions from net investment income                  (3,604,244)           (5,991,277)
====================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                             (404,032)           (7,809,878)
----------------------------------------------------------------------------------------------------
  Class A3                                                             (62,664)           (1,227,797)
----------------------------------------------------------------------------------------------------
  Institutional Class                                                  (11,572)              (65,405)
====================================================================================================
    Total distributions from net realized gains                       (478,268)           (9,103,080)
====================================================================================================
    Decrease in net assets resulting from distributions             (4,082,512)          (15,094,357)
====================================================================================================
Share transactions-net:
  Class A                                                          (72,031,613)         (202,394,161)
----------------------------------------------------------------------------------------------------
  Class A3                                                         (12,474,690)          (34,485,413)
----------------------------------------------------------------------------------------------------
  Institutional Class                                                5,265,924               804,199
====================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                            (79,240,379)         (236,075,375)
====================================================================================================
    Net increase (decrease) in net assets                          (82,066,419)         (246,748,360)
====================================================================================================

NET ASSETS:

  Beginning of period                                              429,567,071           676,315,431
====================================================================================================
  End of period (including undistributed net investment
    income of $0 and $0, respectively)                            $347,500,652         $ 429,567,071
____________________________________________________________________________________________________
====================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       Securities with a demand feature exercisable within one to seven days are valued at par. Securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Fund's valuation committee following procedures approved by the Board of Trustees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $26,946 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $59,162.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the six months ended January 31, 2005, the Fund paid AISI $275,237 for Class A and Class A3 shares and $2,486 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.25% of the average daily net assets of Class A or Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A and Class A3 shares paid $251,986 and $92,058, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $3,469 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $4,026.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $3,095 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowing from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund had no tax capital loss carryforward as of July 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $359,368,564 and $436,142,291, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       $(2,523,692)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,523,692)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $350,383,790.

NOTE 8--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2005                 JULY 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         895,952    $   9,141,194      3,482,603    $  36,172,611
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      1,072,614       10,981,479      4,853,301       50,405,765
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          15,170,820      155,983,386        376,893        3,884,266
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         268,406        2,745,786      1,035,600       10,707,071
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                         39,584          404,763        162,517        1,679,454
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               6,749           69,001          6,332           65,314
==========================================================================================================================
Reacquired:
  Class A                                                      (8,199,702)     (83,918,593)   (23,998,493)    (249,273,843)
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     (2,330,475)     (23,860,932)    (8,336,627)     (86,570,632)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (14,682,466)    (150,786,463)      (304,380)      (3,145,381)
==========================================================================================================================
                                                               (7,758,518)   $ (79,240,379)   (22,722,254)   $(236,075,375)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                               YEAR ENDED JULY 31,
                                                 JANUARY 31,       --------------------------------------------------------------
                                                    2005             2004        2003        2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.25         $  10.46    $  10.53    $  10.26       $   9.96       $  10.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.09(a)          0.12        0.19        0.33(b)        0.52(a)        0.51
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.07)           (0.04)       0.03        0.27           0.31          (0.07)
=================================================================================================================================
    Total from investment operations                  0.02             0.08        0.22        0.60           0.83           0.44
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.09)           (0.12)      (0.19)      (0.33)         (0.53)         (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.01)           (0.17)      (0.10)         --             --             --
=================================================================================================================================
    Total distributions                              (0.10)           (0.29)      (0.29)      (0.33)         (0.53)         (0.51)
=================================================================================================================================
Net asset value, end of period                    $  10.17         $  10.25    $  10.46    $  10.53       $  10.26       $   9.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       0.20%            0.75%       2.18%       5.89%          8.53%          4.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $292,217         $366,473    $577,993    $696,259       $507,799       $300,058
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    0.58%(d)         0.59%       0.53%       0.48%          0.56%          0.54%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    0.59%(d)         0.60%       0.53%       0.48%          0.56%          0.54%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              1.69%(d)         1.13%       1.85%       3.12%(b)       5.15%          5.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              87%             100%        124%        149%           137%           122%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $333,242,326.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS A3
                                                              ------------------------------------------------
                                                                                              OCTOBER 31, 2002
                                                              SIX MONTHS                        (DATE SALES
                                                                 ENDED          YEAR ENDED     COMMENCED) TO
                                                              JANUARY 31,        JULY 31,         JULY 31,
                                                                 2005              2004             2003
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.25          $ 10.46          $ 10.59
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.08(a)          0.10             0.13
==============================================================================================================
  Net gains(losses) on securities (both realized and
    unrealized)                                                   (0.07)           (0.04)           (0.04)
==============================================================================================================
    Total from investment operations                               0.01             0.06             0.09
==============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.08)           (0.10)           (0.12)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.01)           (0.17)           (0.10)
==============================================================================================================
    Total distributions                                           (0.09)           (0.27)           (0.22)
==============================================================================================================
Net asset value, end of period(b)                               $ 10.17          $ 10.25          $ 10.46
______________________________________________________________________________________________________________
==============================================================================================================
Total return                                                       0.11%            0.56%            0.88%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $45,636          $58,458          $94,409
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.78%(c)         0.79%            0.73%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.80%(c)         0.80%            0.73%(d)
==============================================================================================================
Ratio of net investment income to average net assets               1.49%(c)         0.93%            1.65%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                           87%             100%             124%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $52,175,854.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                    INSTITUTIONAL CLASS
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                          YEAR ENDED JULY 31,
                                                           JANUARY 31,       ----------------------------------------------------
                                                              2005            2004      2003      2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.25          $10.46    $10.53    $10.26       $ 9.96       $10.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.10(a)         0.14      0.22      0.34(b)      0.54(a)      0.54
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.06           (0.04)     0.03      0.27         0.31        (0.07)
=================================================================================================================================
    Total from investment operations                           0.04            0.10      0.25      0.61         0.85         0.47
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.10)          (0.14)    (0.22)    (0.34)       (0.55)       (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.01)          (0.17)    (0.10)       --           --           --
=================================================================================================================================
    Total distributions                                       (0.11)          (0.31)    (0.32)    (0.34)       (0.55)       (0.54)
=================================================================================================================================
Net asset value, end of period                               $10.18          $10.25    $10.46    $10.53       $10.26       $ 9.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                0.41%           1.01%     2.42%     6.05%        8.80%        4.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $9,648          $4,641    $3,913    $2,970       $1,812       $2,455
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               0.30%(d)        0.34%     0.30%     0.34%        0.33%        0.29%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            0.32%(d)        0.35%     0.30%     0.34%        0.41%        0.29%
=================================================================================================================================
Ratio of net investment income to average net assets           1.97%(d)        1.38%     2.08%     3.26%(b)     5.38%        5.31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                       87%            100%      124%      149%         137%         122%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average net assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $37,885,897.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the

Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
Frank S. Bayley                   Chair                                         Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Robert H. Graham
Albert R. Dowden                  Vice Chair and President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Mark H. Williamson                            11 Greenway Plaza
Carl Frischling                   Executive Vice President                      Suite 100
Robert H. Graham                                                                Houston, TX 77046-1173
Gerald J. Lewis                   Lisa O. Brinkley
Prema Mathai-Davis                Senior Vice President and Chief Compliance    TRANSFER AGENT
Lewis F. Pennock                  Officer                                       AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Larry Soll                        Russell C. Burke                              Houston, TX 77210-4739
Mark H. Williamson                Senior Vice President
                                                                                CUSTODIAN
                                  Kevin M. Carome                               The Bank of New York
                                  Senior Vice President, Secretary and Chief    2 Hanson Place
                                  Legal Officer                                 Brooklyn, NY 11217-1431

                                  Sidney M. Dilgren                             COUNSEL TO THE FUND
                                  Vice President and Treasurer                  Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Robert G. Alley                               1735 Market Street
                                  Vice President                                Philadelphia, PA 19103-7599

                                  Stuart W. Coco                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                  Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                  J. Philip Ferguson                            New York, NY 10022-3852
                                  Vice President
                                                                                DISTRIBUTOR
                                  Karen Dunn Kelley                             A I M Distributors, Inc.
                                  Vice President                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                     SECTOR EQUITY                          TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                               AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM MultiSector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 LTD-SAR-1           A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                           AIM MONEY MARKET FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM MONEY MARKET FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH
THE PRESERVATION OF CAPITAL AND LIQUIDITY.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          The Fund files its complete schedule of       PORTFOLIO COMPOSITION
                                             portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      and Exchange Commission (SEC) for the         In days, as of 1/31/05, based on total
not available as an investment for           1st and 3rd quarters of each fiscal year      investments
retirement plans maintained pursuant to      on Form N-Q. The Fund's Form N-Q filings
Section 401 of the Internal Revenue          are available on the SEC's Web site at        1-7                                56.1%
Code, including 401(k) plans, money          sec.gov. Copies of the Fund's Forms N-Q
purchase pension plans and profit            may be reviewed and copied at the SEC's       8-30                               23.8
sharing plans. Plans that have existing      Public Reference Room at 450 Fifth
accounts invested in Class B shares will     Street, N.W., Washington, D.C.                31-90                              14.1
continue to be allowed to make               20549-0102. You can obtain information
additional purchases.                        on the operation of the Public Reference      91-120                              1.9
                                             Room, including information about
o Investor Class shares are closed to        duplicating fee charges, by calling           121-180                             0.0
most investors. For more information         202-942-8090 or by electronic request at
about who may continue to invest in          the following E-mail address:                 181+                                4.1
Investor Class shares, please see the        publicinfo@sec.gov. The SEC file numbers
prospectus.                                  for the Fund are 811-5686 and 33-39519.       ========================================
                                             The Fund's most recent portfolio
o Class R shares are available only to       holdings, as filed on Form N-Q, also are      The number of days to maturity of each
certain retirement plans. Please see the     available at AIMinvestments.com.              holding is determined in accordance with
prospectus for more information.                                                           the provisions if Rule 2a-7 under the
                                             A description of the policies and             Investment Company Act of 1940.
ABOUT INDEXES USED IN THIS REPORT            procedures that the Fund uses to
                                             determine how to vote proxies relating        TEAM MANAGED BY A I M ADVISORS, INC.
o The unmanaged Lehman U.S. Aggregate        to portfolio securities is available
Bond Index, which represents the U.S.        without charge, upon request, from our        PERFORMANCE QUOTED IS PAST PERFORMANCE
investment-grade fixed-rate bond market      Client Services department at                 AND CANNOT GUARANTEE COMPARABLE FUTURE
(including government and corporate          800-959-4246 or on the AIM Web site,          RESULTS; CURRENT PERFORMANCE MAY BE
securities, mortgage pass-through            AIMinvestments.com. On the home page,         LOWER OR HIGHER. VISIT
securities and asset-backed securities),     scroll down and click on AIM Funds Proxy      AIMinvestments.com FOR THE MOST RECENT
is compiled by Lehman Brothers, a global     Policy. The information is also               MONTH-END PERFORMANCE.
investment bank.                             available on the Securities and Exchange
                                             Commission's Web site, sec.gov.
o The unmanaged Standard & Poor's
Composite Index of 500 Stocks (the S&P       Information regarding how the Fund voted
500--Registered Trademark-- Index) is an     proxies related to its portfolio
index of common stocks frequently used       securities during the 12 months ended
as a general measure of U.S. stock           6/30/04 is available at our Web site. Go
market performance.                          to AIMinvestments.com, access the About
                                             Us tab, click on Required Notices and
o The Fund is not managed to track the       then click on Proxy Voting Activity.
performance of any particular index,         Next, select the Fund from the drop-down
including the indexes defined here, and      menu.
consequently, the performance of the
Fund may deviate significantly from the      =============================================================================
performance of the indexes.                  AIM MONEY MARKET FUND SEVEN-DAY YIELDS BY SHARE CLASS

o A direct investment cannot be made in      As of 1/31/05                                              Had  the advisor
an index. Unless otherwise indicated,                                                               not waived fees and/or
index results include reinvested                                                                      reimbursed expenses
dividends, and they do not reflect sales     Cash Reserve Shares                         1.40%                 1.40%
charges or fund expenses.                    Class B Shares                              0.89                  0.65
                                             Class C Shares                              1.14                  0.65
                                             Class R Shares                              1.15                  1.15
                                             Investor Class Shares                       1.65                  1.65
                                             =============================================================================

=================================================================================================================
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER
SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
=================================================================================================================

=================================================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=================================================================================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           The six-month reporting period ended January 31, 2005,
ROBERT H.           concluded on a positive note for both the U.S. economy and
GRAHAM]             for shareholders of AIM Money Market Fund.

ROBERT H. GRAHAM       In response to evidence of a continuing economic
                    recovery, the U.S. Federal Reserve (the Fed) raised the federal funds target rate throughout the reporting period. The federal funds target rate began the reporting period at 1.50% but stood at 2.25% at its close. (On February 2, 2005, two days after the close of the reporting period, the Fed raised the target rate to 2.50%.)

                       The Fed's actions helped boost yields on short-term
                    securities such as money market funds. The seven-day SEC yield on the Fund's Cash Reserve shares rose from 0.70% at the beginning of the reporting period to 1.40% at its close. (Had the advisor not waived fees and/or reimbursed expenses, those figures would have been 0.40% and 1.40%, respectively.) At the close of the reporting period, the Fund's net assets totaled $1.3 billion, and its weighted average maturity stood at 26 days--down slightly from 32 days at the beginning of the reporting period.

                       As measured by the S&P 500 Index, the U.S. stock market
                    declined modestly during the third quarter of 2004, rallied strongly in the fourth quarter, and then declined in January 2005. As measured by the Lehman U.S. Aggregate Bond Index, the bond market provided fixed-income investors with modest, albeit better-than-expected, gains. For the six-month reporting period, the S&P 500 Index returned 8.15% while the Lehman U.S. Aggregate Bond Index returned 3.81%.

                       At the close of the reporting period, the economy
                    appeared poised to continue to expand. U.S. gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter and 3.8% in the fourth quarter of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005. Also, the Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during January and remained in very strong territory.

                       Given the strength of the economy and of business, many
                    anticipate that the Fed is likely to continue to raise short-term interest rates in 2005. Should this happen, the Fund's weighted average maturity of just 26 days makes it likely that prevailing interest rates will be relatively quickly reflected in yields paid to the Fund's shareholders.

                       Regardless of Fed policy or economic conditions, your
                    Fund continues to focus on three objectives: safety of principal, liquidity and the highest possible yield consistent with safety of principal.

                       I thank you for your continued participation in AIM Money
                    Market Fund. If you have any questions, please consult your financial advisor for help with your investment choices. As always, members of our Client Services department are ready to be of service to you. They can be reached at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM

                    Robert H. Graham
                    Chair, AIM Investments--Registered Trademark-- President & Vice Chair, AIM Funds

                    January 31, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      together with the amount you invested,        compare the ongoing costs of investing
                                             to estimate the expenses that you paid        in the Fund and other funds. To do so,
As a shareholder of the Fund, you incur      over the period. Simply divide your           compare this 5% hypothetical example
two types of costs: (1) transaction          account value by $1,000 (for example, an      with the 5% hypothetical examples that
costs, which may include sales charges       $8,600 account value divided by $1,000 =      appear in the shareholder reports of the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other Fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
understand your ongoing costs (in            COMPARISON PURPOSES                           contingent deferred sales charges on
dollars) of investing in the Fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period        an assumed rate of return of 5% per year      of owning different funds. In addition,
August 1, 2004, to January 31, 2005.         before expenses, which is not the Fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate your actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in
this table,


===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (8/1/04)                 (1/31/05)(1)           PERIOD(2)              (1/31/05)              PERIOD(2)
    Cash
   Reserve            $1,000.00                  $1,005.40               $4.25                $1,020.97                 $4.28
      B                1,000.00                   1,002.90                6.76                 1,018.45                  6.82
      C                1,000.00                   1,004.10                5.51                 1,019.71                  5.55
      R                1,000.00                   1,004.10                5.51                 1,019.71                  5.55
  Investor             1,000.00                   1,006.70                2.98                 1,022.23                  3.01

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.84%, 1.34%, 1.09%, 1.09% and 0.59% for Cash Reserve Class, Class B,
Class C, Class R and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER-22.12%(A)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-7.06%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 09/22/04; Cost
  $65,500,638)
  2.03%(b)                                     03/14/05   $66,000   $   65,834,839
----------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)
  (Acquired 01/13/05; Cost $24,952,472)
  2.36%(b)                                     02/11/05    25,000       24,983,611
==================================================================================
                                                                        90,818,450
==================================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-7.85%

Concord Minutemen Capital Co., LLC-Series A
  (Liberty Hampshire Co., LLC (The)-ABS
  Program Sponsor) (Acquired 11/24/04; Cost
  $47,711,290)
  2.25%(b)                                     02/08/05    47,939       47,918,027
----------------------------------------------------------------------------------
  (Acquired 01/10/05; Cost $18,200,440)
  2.34%(b)                                     02/09/05    18,236       18,226,517
----------------------------------------------------------------------------------
Crown Point Capital Co., LLC-Series A
  (Liberty Hampshire Co., LLC (The)-ABS
  Program Sponsor) (Acquired 01/25/05; Cost
  $34,899,550)
  2.52%(b)                                     03/08/05    35,000       34,914,250
==================================================================================
                                                                       101,058,794
==================================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-4.09%

Charta LLC (Citibank N.A.-ABS Program
  Sponsor) (Acquired 01/21/05; Cost
  $19,344,764)
  2.50%(b)                                     03/03/05    19,400       19,359,583
----------------------------------------------------------------------------------
Preferred Receivables Funding Corp. (JPMorgan
  Chase Bank-ABS Program Sponsor) (Acquired
  01/12/05; Cost $33,156,115)
  2.35%(b)                                     02/10/05    33,219       33,199,484
==================================================================================
                                                                        52,559,067
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-3.12%

Goldman Sachs Group, Inc. (The) (Acquired
  01/14/05; Cost $40,048,316)
  2.32%(b)                                     02/03/05   $40,100   $   40,094,832
==================================================================================
    Total Commercial Paper (Cost
      $284,531,143)                                                    284,531,143
==================================================================================

ASSET-BACKED SECURITIES-12.88%

FULLY BACKED-2.33%

Racers Trust-Series 2004-6-MM, Floating Rate
  MTN (Acquired 04/13/04; Cost $30,000,000)
  2.52%(b)(c)                                  07/22/05    30,000       30,000,000
==================================================================================

STRUCTURED-10.55%

Holmes Financing (No. 8) PLC (United
  Kingdom)-Series 8, Class 1A, Floating Rate
  Bonds
  2.43%(c)                                     04/15/05    45,000       45,000,000
----------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Putable
  Floating Rate Bonds (Acquired 02/10/04;
  Cost $40,653,500)
  2.45%(b)(c)                                  02/14/05    40,654       40,653,500
----------------------------------------------------------------------------------
Wachovia Asset Securitization, Inc.-Series
  2004-HM2A, Class A, Putable Floating Rate
  Bonds, (Acquired 12/16/04; Cost
  $50,000,000)
  2.52%(b)(c)(d)                               12/25/34    50,000       50,000,000
==================================================================================
                                                                       135,653,500
==================================================================================
    Total Asset-Backed Securities (Cost
      $165,653,500)                                                    165,653,500
==================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-8.93%

FEDERAL HOME LOAN BANK (FHLB)-3.11%

Unsec. Bonds,
  1.20%                                        02/28/05    25,000       24,998,269
----------------------------------------------------------------------------------
  1.35%                                        04/29/05    15,000       15,000,000
==================================================================================
                                                                        39,998,269
==================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-5.82%

Disc. Notes,
  2.07%(a)                                     02/01/05    24,880       24,880,000
----------------------------------------------------------------------------------
Unsec. Notes,
  1.66%                                        05/20/05    25,000       25,000,000
----------------------------------------------------------------------------------
Unsec. Floating Rate Global Notes,
  2.56%(e)                                     10/21/05    25,000       24,985,245
==================================================================================
                                                                        74,865,245
==================================================================================
    Total U.S. Government Agency Securities
      (Cost $114,863,514)                                              114,863,514
==================================================================================


                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------

MEDIUM-TERM NOTES-6.45%

Money Market Trust LLY-Series 2004-B,
  Floating Rate Notes (Acquired 12/03/02;
  Cost $50,000,000)
  2.44%(b)(c)(f)                               06/03/05   $50,000   $   50,000,000
----------------------------------------------------------------------------------
Procter & Gamble Co. (The); Floating Rate MTN
  2.42%(e)                                     01/10/06    33,000       33,000,000
==================================================================================
    Total Medium-Term Notes (Cost
      $83,000,000)                                                      83,000,000
==================================================================================

MASTER NOTE AGREEMENTS-5.83%(G)

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 08/23/04; Cost $75,000,000)
  2.64%(b)(h)(i)                               02/23/05    75,000       75,000,000
==================================================================================

CERTIFICATES OF DEPOSIT-5.67%

Northern Rock PLC (United Kingdom)
  2.25%                                        04/04/05    18,000       18,000,000
----------------------------------------------------------------------------------
Societe Generale S.A. (France)
  3.00%                                        12/21/05    15,000       15,000,000
----------------------------------------------------------------------------------
Svenska Handelsbanken A.B. (Sweden)
  3.00%                                        11/30/05    40,000       40,000,000
==================================================================================
    Total Certificates of Deposit (Cost
      $73,000,000)                                                      73,000,000
==================================================================================

VARIABLE RATE DEMAND NOTES-2.89%(D)(G)(J)

INSURED-0.50%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  2.38%(k)                                     12/01/20     6,405        6,405,000
==================================================================================

LETTER OF CREDIT-2.39%(L)

California (State of), ABAG Finance Authority
  for Nonprofit Corporations (YMCA of San
  Francisco); Refunding Taxable Series 2004-A
  RB
  (LOC-Wells Fargo Bank, N.A.)
  2.52%                                        10/01/29     9,410        9,410,000
----------------------------------------------------------------------------------
FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank)
  2.45%                                        04/01/28     8,260        8,260,000
----------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale S.A.)
  2.38%                                        07/01/22       100          100,000
----------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America N.A.)
  2.62%                                        06/01/15    12,960       12,960,000
==================================================================================
                                                                        30,730,000
==================================================================================
    Total Variable Rate Demand Notes (Cost
      $37,135,000)                                                      37,135,000
==================================================================================

                                                            PAR
                                               MATURITY    (000)        VALUE
----------------------------------------------------------------------------------


PROMISSORY NOTES-1.94%

Goldman Sachs Group, Inc. (The) (Acquired
  01/06/05; Cost $25,000,000)
  2.62%(b)(f)(i)                               07/13/05   $25,000   $   25,000,000
==================================================================================

FUNDING AGREEMENTS-1.55%

New York Life Insurance Co. (Acquired
  04/07/04; Cost $20,000,000)
  2.50%(b)(c)(f)                               04/06/05    20,000       20,000,000
==================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $878,183,157)                                  878,183,157
==================================================================================

REPURCHASE AGREEMENTS-34.66%

Banc of America Securities LLC
  2.56%(m)                                     02/01/05    50,000       50,000,000
----------------------------------------------------------------------------------
Bank of Nova Scotia (The)-New York Branch
  (Canada)
  2.51%(n)                                     02/01/05    20,908       20,908,376
----------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  2.52%(o)                                     02/01/05    50,000       50,000,000
----------------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York Branch
  (France)
  2.56%(p)                                     02/01/05    65,000       65,000,000
----------------------------------------------------------------------------------
Deutsche Bank Securities Inc.-New York Branch
  (Germany)
  2.56%(q)                                     02/01/05    35,000       35,000,000
----------------------------------------------------------------------------------
Goldman, Sachs & Co.
  2.52%(r)                                     02/01/05    50,000       50,000,000
----------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  2.52%(s)                                     02/01/05    50,000       50,000,000
----------------------------------------------------------------------------------
Morgan Stanley
  2.53%(t)                                     02/01/05    50,000       50,000,000
----------------------------------------------------------------------------------
Societe Generale-New York Branch (France)
  2.52%(u)                                     02/01/05    25,000       25,000,000
----------------------------------------------------------------------------------
Wachovia Securities, Inc.
  2.57%(v)                                     02/01/05    50,000       50,000,000
==================================================================================
    Total Repurchase Agreements (Cost
      $445,908,376)                                                    445,908,376
==================================================================================
TOTAL INVESTMENTS-102.92% (Cost
  $1,324,091,533)(w)                                                 1,324,091,533
==================================================================================
OTHER ASSETS LESS LIABILITIES-(2.92%)                                  (37,539,428)
==================================================================================
NET ASSETS-100.00%                                                  $1,286,552,105
__________________________________________________________________________________
==================================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
Disc.   - Discounted
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Securities may be traded on a discount basis. In such cases, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $575,184,643, which represented 44.71% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is the rate in effect on January 31, 2005.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(e) Interest rate is redetermined quarterly. Rate shown is the rate in effect on January 31, 2005.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at January 31, 2005 was $95,000,000, which represented 7.38% of the Fund's Net Assets.
(g) Investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand.
(i) The interest rate is redetermined daily. Rate shown is the rate in effect on January 31, 2005.
(j) Interest rate is redetermined weekly. Rate shown is the rate in effect on January 31, 2005.
(k) Principal and/or interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(l) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m) Repurchase agreement entered into 01/31/05 with a maturing value of $50,003,556. Collateralized by $46,022,266 corporate obligations, 6.88% to 8.38% due 04/15/06 to 12/15/31 with an aggregate market value at 01/31/05 of $52,500,000.
(n) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,431. Collateralized by $255,560,000 U.S. Government obligations, 2.88% to 7.00% due 07/15/05 to 01/15/10 with an aggregate market value at 01/31/05 of $255,000,960. The amount to be received upon repurchase by the Fund is $20,909,834.
(o) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,500. Collateralized by $247,511,210 U.S. Government obligations, 3.63% to 7.50% due 02/01/19 to 01/01/35 with an aggregate market value at 01/31/05 of $255,000,000. The amount to be received upon repurchase by the Fund is $50,003,500.
(p) Repurchase agreement entered into 01/31/05 with a maturing value of $65,004,622. Collateralized by $64,194,067 corporate and municipal obligations, 4.00% to 6.40% due 05/15/06 to 09/01/29 with an aggregate market value at 01/31/05 of $68,250,001.
(q) Repurchase agreement entered into 01/31/05 with a maturing value of $35,002,489. Collateralized by $900,743,037 corporate obligations, 0% due 09/15/14 to 04/25/35 with an aggregate market value at 01/31/05 of $36,750,001.
(r) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,500. Collateralized by $254,261,597 U.S. Government obligations, 0% to 5.00% due 06/16/05 to 01/01/35 with an aggregate market value at 01/31/05 of $255,000,441. The amount to be received upon repurchase by the Fund is $50,003,500.
(s) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,500. Collateralized by $285,989,000 U.S. Government obligations, 0% to 9.38% due 04/15/05 to 04/15/30 with an aggregate market value at 01/31/05 of $255,001,297. The amount to be received upon repurchase by the Fund is $50,003,500.
(t) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,569. Collateralized by $257,074,626 U.S. Government obligations, 5.00% to 6.00% due 10/01/34 to 01/01/35 with an aggregate market value at 01/31/05 of $257,230,443. The amount to be received upon repurchase by the Fund is $50,003,514.
(u) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $250,017,500. Collateralized by $278,598,472 U.S. Government obligations, 0% to 5.25% due 03/15/06 to 07/01/34 with an aggregate market value at 01/31/05 of $255,000,000. The amount to be received upon repurchase by the Fund is $25,001,750.
(v) Joint repurchase agreement entered into 01/31/05 with an aggregate maturing value of $500,035,694. Collateralized by $519,701,837 corporate obligations, 0% to 4.85% due 02/25/30 to 01/25/45 with an aggregate market value at 01/31/05 of $525,000,000. The amount to be received upon repurchase by the Fund is $50,003,569.
(w) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $878,183,157)    $  878,183,157
------------------------------------------------------------
Repurchase agreements (cost $445,908,376)        445,908,376
============================================================
    Total investments (cost $1,324,091,533)    1,324,091,533
============================================================
Receivables for:
  Fund shares sold                                 6,591,753
------------------------------------------------------------
  Interest                                         1,284,773
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               240,123
------------------------------------------------------------
Other assets                                         126,179
============================================================
    Total assets                               1,332,334,361
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          44,530,269
------------------------------------------------------------
  Dividends                                           27,694
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 343,485
------------------------------------------------------------
Accrued distribution fees                            338,695
------------------------------------------------------------
Accrued trustees' fees                                 2,895
------------------------------------------------------------
Accrued transfer agent fees                          420,165
------------------------------------------------------------
Accrued operating expenses                           119,053
============================================================
    Total liabilities                             45,782,256
============================================================
Net assets applicable to shares outstanding   $1,286,552,105
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,286,657,170
------------------------------------------------------------
Undistributed net investment income                  (88,563)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,286,552,105
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $  605,001,697
____________________________________________________________
============================================================
Class B                                       $  267,305,663
____________________________________________________________
============================================================
Class C                                       $   76,193,587
____________________________________________________________
============================================================
Class R                                       $   16,535,500
____________________________________________________________
============================================================
Investor Class                                $  321,515,658
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          605,222,011
____________________________________________________________
============================================================
Class B                                          267,402,867
____________________________________________________________
============================================================
Class C                                           76,220,108
____________________________________________________________
============================================================
Class R                                           16,540,553
____________________________________________________________
============================================================
Investor Class                                   321,619,395
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $13,892,608
=========================================================================

EXPENSES:

Advisory fees                                                   2,813,914
-------------------------------------------------------------------------
Administrative services fees                                      188,515
-------------------------------------------------------------------------
Custodian fees                                                     63,440
-------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                         886,516
-------------------------------------------------------------------------
  Class B                                                       1,562,532
-------------------------------------------------------------------------
  Class C                                                         419,870
-------------------------------------------------------------------------
  Class R                                                          45,693
-------------------------------------------------------------------------
Transfer agent fees                                             2,181,272
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             38,497
-------------------------------------------------------------------------
Other                                                             383,920
=========================================================================
    Total expenses                                              8,584,169
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (1,970,738)
=========================================================================
    Net expenses                                                6,613,431
=========================================================================
Net investment income                                           7,279,177
=========================================================================
Net increase in net assets resulting from operations          $ 7,279,177
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    7,279,177    $    7,381,726
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                     --           (16,502)
==============================================================================================
    Net increase in net assets resulting from operations           7,279,177         7,365,224
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (3,763,024)       (4,544,908)
----------------------------------------------------------------------------------------------
  Class B                                                           (868,957)         (234,827)
----------------------------------------------------------------------------------------------
  Class C                                                           (337,687)         (297,797)
----------------------------------------------------------------------------------------------
  Class R                                                            (76,021)          (21,561)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (2,232,989)       (2,388,098)
==============================================================================================
    Total distributions from net investment income                (7,278,678)       (7,487,191)
==============================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                                 --           (23,639)
----------------------------------------------------------------------------------------------
  Class B                                                                 --           (12,696)
----------------------------------------------------------------------------------------------
  Class C                                                                 --            (2,804)
----------------------------------------------------------------------------------------------
  Class R                                                                 --              (122)
----------------------------------------------------------------------------------------------
  Investor Class                                                          --           (12,995)
==============================================================================================
    Total distributions from net realized gains                           --           (52,256)
==============================================================================================
    Decrease in net assets resulting from distributions           (7,278,678)       (7,539,447)
==============================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                       (119,559,567)     (464,079,273)
----------------------------------------------------------------------------------------------
  Class B                                                        (68,563,488)     (207,835,642)
----------------------------------------------------------------------------------------------
  Class C                                                        (17,264,762)      (19,820,331)
----------------------------------------------------------------------------------------------
  Class R                                                          1,019,512         9,240,771
----------------------------------------------------------------------------------------------
  Investor Class                                                 (37,723,380)      359,038,712
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (242,091,685)     (323,455,763)
==============================================================================================
    Net increase (decrease) in net assets                       (242,091,186)     (323,629,986)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,528,643,291     1,852,273,277
==============================================================================================
  End of period (including undistributed net investment
    income of $(88,563) and $(89,062), respectively)          $1,286,552,105    $1,528,643,291
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, plus 0.35% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time. During six months ended January 31, 2005, AIM waived fees of $1,288,000.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $69,003 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $188,515.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $2,181,272 for AIM Cash Reserves Shares, Class B, Class C, Class R and Investor Class share classes.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve Shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2005, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $886,516, $1,172,303, $210,050 and $45,693, respectively, after AIM Distributors waived and/or reimbursed Plan fees of $390,229 and $209,820 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $17,565, $88,781, $14,754 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $13,686.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $5,263 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 7--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                 CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                      YEAR ENDED
                                                                    JANUARY 31, 2005                    JULY 31, 2004
                                                              -----------------------------    --------------------------------
                                                                 SHARES          AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Shares                                      461,069,933    $ 461,069,934     1,723,348,635    $1,723,344,384
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       78,356,086       78,356,086       228,892,152       228,892,271
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       47,185,372       47,185,372       234,053,412       234,058,115
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                       12,307,339       12,307,339        28,780,786        28,780,786
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            164,486,262      164,486,262       370,467,337       370,479,287
===============================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Shares                                        3,626,230        3,626,231         4,233,613         4,233,613
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          801,315          801,314           227,988           227,989
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          321,590          321,589           273,990           273,990
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           75,851           75,851            20,662            20,662
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              2,165,982        2,165,982         2,317,119         2,317,119
===============================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Shares                                               --               --           669,132           669,697
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --           253,059           252,879
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --         8,223,808         8,218,055
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                        --               --       433,127,527       432,821,214
===============================================================================================================================
Automatic conversion of Class B shares to AIM Cash Reserve
  Shares:
  AIM Cash Reserve Shares                                        2,759,572        2,759,573        32,054,831        32,054,836
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (2,759,572)      (2,759,573)      (32,054,831)      (32,054,836)
===============================================================================================================================
Reacquired:
  AIM Cash Reserve Shares                                     (587,015,327)    (587,015,305)   (2,224,381,846)   (2,224,381,803)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (144,961,312)    (144,961,315)     (405,153,776)     (405,153,945)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (64,771,722)     (64,771,723)     (262,370,490)     (262,370,491)
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (11,363,678)     (11,363,678)      (19,560,677)      (19,560,677)
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (204,375,621)    (204,375,624)     (446,569,211)     (446,578,908)
===============================================================================================================================
                                                              (242,091,700)   $(242,091,685)     (323,146,780)   $ (323,455,763)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders on October 21, 2003. The acquisition was accomplished by tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business on October 31, 2003. INVESCO Cash Reserves Fund's net assets at that date of $441,961,845 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            AIM CASH RESERVE SHARES
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                                            SEVEN MONTHS
                                                  ENDED                        YEAR ENDED JULY 31,                      ENDED
                                               JANUARY 31,       ------------------------------------------------      JULY 31,
                                                  2005             2004         2003          2002         2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   1.00         $   1.00    $     1.00    $     1.00    $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.0054           0.0056        0.0064        0.0141      0.0467        0.0300(a)
=================================================================================================================================
Less distributions:
  Dividends from net investment income           (0.0054)         (0.0056)      (0.0064)      (0.0141)    (0.0467)      (0.0300)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --          (0.0000)           --            --          --            --
=================================================================================================================================
    Total distributions                          (0.0054)         (0.0056)      (0.0064)      (0.0141)    (0.0467)      (0.0300)
=================================================================================================================================
Net asset value, end of period                  $   1.00         $   1.00    $     1.00    $     1.00    $   1.00      $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     0.54%            0.57%         0.64%         1.42%       4.77%         3.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $605,002         $724,567    $1,188,876    $1,121,879    $937,532      $912,042
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                  0.84%(c)         0.58%         0.88%         1.01%       1.06%         1.07%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                  1.03%(c)         1.14%         1.03%         1.01%       1.06%         1.07%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            1.06%(c)         0.55%         0.64%         1.40%       4.61%         5.15%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $703,431,352.
(d)  Annualized.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                        SEVEN MONTHS
                                                      ENDED                      YEAR ENDED JULY 31,                    ENDED
                                                   JANUARY 31,       --------------------------------------------      JULY 31,
                                                      2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   1.00         $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.0029           0.0006      0.0007      0.0065      0.0392        0.0256(a)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.0029)         (0.0006)    (0.0007)    (0.0065)    (0.0392)      (0.0256)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --          (0.0000)         --          --          --            --
=================================================================================================================================
    Total distributions                              (0.0029)         (0.0006)    (0.0007)    (0.0065)    (0.0392)      (0.0256)
=================================================================================================================================
Net asset value, end of period                      $   1.00         $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         0.29%            0.06%       0.07%       0.66%       3.99%         2.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $267,306         $335,866    $543,811    $717,967    $439,445      $289,327
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.34%(c)         1.08%       1.46%       1.76%       1.81%         1.82%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.78%(c)         1.89%       1.78%       1.76%       1.81%         1.82%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                0.56%(c)         0.05%       0.06%       0.65%       3.86%         4.40%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $309,958,711.
(d)  Annualized.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                        SEVEN MONTHS
                                                      ENDED                      YEAR ENDED JULY 31,                    ENDED
                                                   JANUARY 31,       --------------------------------------------      JULY 31,
                                                      2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   1.00         $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.0041           0.0031      0.0008      0.0065      0.0393        0.0256(a)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.0041)         (0.0031)    (0.0008)    (0.0065)    (0.0393)      (0.0256)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --          (0.0000)         --          --          --            --
=================================================================================================================================
    Total distributions                              (0.0041)         (0.0031)    (0.0008)    (0.0065)    (0.0393)      (0.0256)
=================================================================================================================================
Net asset value, end of period                      $   1.00         $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         0.41%            0.31%       0.09%       0.66%       4.00%         2.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $ 76,194         $ 93,457    $113,306    $118,947    $ 86,884      $ 45,457
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        1.09%(c)         0.83%       1.44%       1.76%       1.81%         1.82%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      1.78%(c)         1.89%       1.78%       1.76%       1.81%         1.82%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                0.81%(c)         0.30%       0.08%       0.65%       3.86%         4.40%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $83,289,341.
(d)  Annualized.

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                                                        JUNE 30, 2002
                                                                                                         (DATE SALES
                                                              SIX MONTHS             YEAR ENDED          COMMENCED)
                                                                 ENDED                JULY 31,               TO
                                                              JANUARY 31,       --------------------      JULY 31,
                                                                 2005             2004        2003          2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   1.00         $   1.00    $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.0041           0.0031      0.0038        0.0010
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.0041)         (0.0031)    (0.0038)      (0.0010)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --          (0.0000)         --            --
=====================================================================================================================
    Total distributions                                         (0.0041)         (0.0031)    (0.0038)      (0.0010)
=====================================================================================================================
Net asset value, end of period                                 $   1.00         $   1.00    $   1.00      $   1.00
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                    0.41%            0.31%       0.38%         0.10%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 16,536         $ 15,516    $  6,280      $     10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.09%(b)         0.83%       1.13%         1.26%(c)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.28%(b)         1.39%       1.28%         1.26%(c)
=====================================================================================================================
Ratio of net investment income to average net assets               0.81%(b)         0.30%       0.39%         1.15%(c)
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $18,128,357.
(c)  Annualized.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   1.00              $   1.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.0067                0.0068
==================================================================================================
Less distributions:
  Dividends from net investment income                          (0.0067)              (0.0068)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --               (0.0000)
==================================================================================================
    Total distributions                                         (0.0067)              (0.0068)
==================================================================================================
Net asset value, end of period                                 $   1.00              $   1.00
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    0.67%                 0.68%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $321,516              $359,236
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.59%(b)              0.33%(c)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.78%(b)              0.86%(c)
==================================================================================================
Ratio of net investment income to average net assets               1.31%(b)              0.80%(c)
__________________________________________________________________________________________________
==================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $337,177,683.
(c)  Annualized.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
                                  Chair                                         Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Robert H. Graham
James T. Bunch                    Vice Chair and President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Mark H. Williamson                            11 Greenway Plaza
                                  Executive Vice President                      Suite 100
Albert R. Dowden                                                                Houston, TX 77046-1173
                                  Lisa O. Brinkley
Edward K. Dunn Jr.                Senior Vice President and Chief Compliance    TRANSFER AGENT
                                  Officer                                       AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Russell C. Burk                               Houston, TX 77210-4739
Carl Frischling                   Senior Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Kevin M. Carome                               The Bank of New York
                                  Senior Vice President, Secretary and Chief    2 Hanson Place
Gerald J. Lewis                   Legal Officer                                 Brooklyn, NY 11217-1431

Prema Mathai-Davis                Sidney M. Dilgren                             COUNSEL TO THE FUND
                                  Vice President and Treasurer                  Ballard Spahr
Lewis F. Pennock                                                                Andrews & Ingersoll, LLP
                                  Robert G. Alley                               1735 Market Street
Ruth H. Quigley                   Vice President                                Philadelphia, PA 19103-7599

Larry Soll                        Stuart W. Coco                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                  Vice President                                Kramer, Levin, Naftalis & Frankel LLP
Mark H. Williamson                                                              919 Third Avenue
                                  J. Philip Ferguson                            New York, NY 10022-3852
                                  Vice President
                                                                                DISTRIBUTOR
                                  Karen Dunn Kelley                             A I M Distributors, Inc.
                                  Vice President                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                     SECTOR EQUITY                          TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                                AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 MKT-SAR-1           A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                         AIM MUNICIPAL BOND FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM MUNICIPAL BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE
PRESERVATION OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                           reflect sales charges. Performance of         may differ from the net asset values and
                                              an index of funds reflects fund               returns reported in the Financial
o Effective 9/30/03, Class B shares are       expenses; performance of a market             Highlights.
not available as an investment for            index does not.
retirement plans maintained pursuant to                                                     The Fund files its complete schedule of
Section 401 of the Internal Revenue Code,     OTHER INFORMATION                             portfolio holdings with the Securities
including 401(k) plans, money purchase                                                      and Exchange Commission ("SEC") for the
pension plans and profit sharing plans.       o The average credit quality of the           1st and 3rd quarters of each fiscal year
Plans that have existing accounts invested    Fund's holdings as of the close of the        on Form N-Q. The Fund's Form N-Q filings
in Class B shares will continue to be         reporting period represents the               are available on the SEC's Web site,
allowed to make additional purchases.         weighted average quality rating of the        sec.gov. Copies of the Fund's Forms N-Q
                                              securities in the portfolio as assigned       may be reviewed and copied at the SEC's
o Investor Class shares are closed to         by Nationally Recognized Statistical          Public Reference Room at 450 Fifth
most investors. For more information on       Rating Organizations based on                 Street, N.W., Washington, D.C. 20549-
who may continue to invest in the             assessment of the credit quality of           0102. You can obtain information on the
Investor Class shares, please see the         the individual securities.                    operation of the Public Reference Room,
prospectus.                                                                                 including information about duplicating
                                              o Effective duration is a measure, as         fee charges, by calling 1-202-942-8090
PRINCIPAL RISKS OF INVESTING IN THE FUND      estimated by the Fund's portfolio             or by electronic request at the
                                              managers, of a bond fund's price              following e-mail address:
o A municipality may default or               sensitivity to changes in interest            publicinfo@sec.gov. The SEC file numbers
otherwise be unable to honor a financial      rates. Weighted average effective             for the Fund are 811-5686 and 33-39519.
obligation.                                   maturity is a measure, as estimated by        The Fund's most recent portfolio
                                              the Fund's portfolio managers, of the         holdings, as filed on Form N-Q, are also
o Interest rate increases can cause the       length of time until the average security     available at www.AIMinvestments.com.
price of a debt security to decrease. The     in a bond fund will mature or be redeemed
longer a debt security's duration, the        by its issuer. Both measures take into        A description of the policies and
more sensitive it is to this risk.            account mortgage prepayments, puts,           procedures that the Fund uses to
                                              adjustable coupons and potential call         determine how to vote proxies relating
ABOUT INDEXES USED IN THIS REPORT             dates.                                        to portfolio securities is available
                                                                                            without charge, upon request, from our
o The unmanaged Lehman Municipal Bond         o Revenue bonds are issued to finance         Client Services department at
Index, which represents the performance       public-works projects and are supported       800-959-4246 or on the AIM Web site,
of investment-grade municipal bonds, is       directly by the project's revenues.           AIMinvestments.com. On the home page,
compiled by Lehman Brothers, a global         General obligation (GO) bonds are backed      scroll down and click on AIM Funds Proxy
investment bank.                              by the full faith and credit (including       Policy. The information is also
                                              the taxing and further borrowing power) of    available on the Securities and Exchange
o The unmanaged Lipper General Municipal      a state or municipality. Revenue bonds        Commission's Web site, sec.gov.
Debt Fund Index represents an average of      often are considered more attractive,
the performance of the 30 largest             since many public-works projects (water       Information regarding how the Fund voted
municipal bond funds tracked by Lipper,       and sewer improvements, for example) are      proxies related to its portfolio
Inc., an independent mutual fund              necessities, and demand for them remains      securities during the 12 months ended
performance monitor.                          constant regardless of economic conditions.   6/30/04 is available at our Web site. Go
                                              Shareholders may benefit from their           to AIMinvestments.com, access the About
o The unmanaged Standard & Poor's             consistent income in the event of an          Us tab, click on Required Notices and
Composite Index of 500 Stocks (the S&P 500    economic slowdown. Escrowed and               then click on Proxy Voting Activity.
--registered trademark-- Index) is an         pre-refunded bonds are bonds whose repayment  Next, select your fund from the drop-
index of common stocks frequently used        is guaranteed by the funds from a second      down menu.
as a general measure of U.S. stock market     bond issue, which are usually invested
performance.                                  in U.S. Treasury bonds.

o The Fund is not managed to track the        o The returns shown in the Management's
performance of any particular index,          Discussion of Fund Performance are based
including the indexes defined here, and       on net asset values calculated for
consequently, the performance of the          shareholder transactions. Generally
Fund may deviate significantly from           accepted accounting principles require
the performance of the indexes.               adjustments to be made to the net assets
                                              of the Fund at period end for financial
o A direct investment cannot be made in       reporting purposes, and as such, the net
an index. Unless otherwise indicated,         asset values for shareholder transactions
index results include reinvested              and the returns based on those net asset
dividends, and they do not                    values

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           NEW BOARD CHAIR
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett, the new Chair of the Board of Trustees of the AIM Funds. Bob
ROBERT H. GRAHAM    Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
[PHOTO OF           advisor, serve as Chair of the Funds' Board. In addition, a
MARK H.             similar provision was included in the terms of AIM
WILLIAMSOM]         Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board elected Mr. Crockett, one
MARK H. WILLIAMSON  of the 13 independent trustees on the AIM Funds' Board, as
                    Chair. His appointment became effective on October 4, 2004.
                    Mr. Graham remains on the Funds' Board as Vice Chair and
                    President, as does Mark Williamson, President and Chief
                    Executive Officer of AIM Investments--Registered
                    Trademark--. Mr. Graham also remains Chair of AIM
[PHOTO OF           Investments.
BRUCE L.
CROCKETT]              Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
BRUCE L. CROCKETT   advised by CIGNA. He had been a member of the board of
                    those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since
                    1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and non-manufacturing indexes -- based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy -- both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                    As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    Chair, AIM Investments              CEO & President, AIM
                    President & Vice Chair,             Investments
                    AIM Funds                           Trustee, AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM Municipal Bond Fund performed well       HOW WE INVEST                                 relatively short helps moderate the
during the six-month reporting period from                                                 volatility of the Fund's net asset value.
July 31, 2004, through January 31, 2005,     To meet the Fund's objective of achieving     A fund with a duration shorter than that
producing total returns in line with its     a high level of current income exempt         of its index may also be more likely to
indexes. As of the close of the period,      from federal income taxes, consistent         outperform in an environment of rising
the 30-day distribution rate at maximum      with the preservation of principal, we        interest rates.
offering price and the 30day yield at        invest the Fund's assets primarily in
maximum offering price for the Fund's        investment-grade municipal securities,           In addition to limiting the risk to
Class A shares were 4.31% and 2.70%,         including both revenue bonds (repaid from     net asset value (NAV) by managing
respectively. Returns and yields (and        revenues generated by the projects they       duration, we also control other forms of
their taxable equivalents) for the Fund's    fund) and general obligation bonds (repaid    risk by employing a strategy of laddered
other share classes, as well as returns      from the municipality's general revenues.)    maturities in portfolio construction,
for the Fund's benchmark indexes, appear     The majority of assets are typically          which allows us to reinvest the income at
in the tables below and on page 3.           invested in revenue bonds because we find     prevailing interest rate levels. We also
                                             that they offer a more predictable cash       diversify the Fund's holdings and impose
==========================================   flow structure. We consider AIM Municipal     credit quality requirements. We keep the
FUND VS. INDEXES                             Bond Fund to be a long-maturity fund.         Fund well diversified by state, bond
                                                                                           sector and issuer to reduce performance
TOTAL RETURNS, 7/31/04 - 1/31/05,               We believe that active management of       risk from any one state, sector or
EXCLUDING APPLICABLE SALES CHARGES. IF       the portfolio can provide the additional      issuer. We tend to select securities of
SALES CHARGES WERE INCLUDED, RETURNS         benefit of providing competitive income in    very high credit quality.
WOULD BE LOWER.                              all market environments. While we
                                             typically hold bonds to maturity to avoid     MARKET CONDITIONS AND YOUR FUND
Class A Shares                     5.05%     selling-related capital gains, we may sell
                                             a holding if we see a degradation in the      Economic improvement continued during the
Class B Shares                     4.66      issuer's credit quality, to limit or          reporting period, with U.S. gross
                                             reduce exposure to a particular sector or     domestic product -- generally considered
Class C Shares                     4.67      issuer, or to shorten or lengthen the         the broadest measure of economic
                                             Fund's duration.                              activity -- continuing to increase in
Investor Class Shares              4.99                                                    both the third and fourth quarters of
                                                Since the protection of principal is       2004. To forestall the inflation that
Lehman Municipal Bond Index                  the paramount concern for this Fund, we       often accompanies economic growth, the
(Broad Market and Style-specific             typically lean toward conservatism in         Federal Reserve (the Fed) raised its
Index)                             4.80      setting the Fund's duration, a measure of     influential target federal funds rate
                                             a fund's sensitivity to interest rate         four times during the six-month reporting
Lipper General Municipal Debt                changes. Keeping the duration                 period. Typically, when the federal funds
Fund Index (Peer Group Index)      4.87                                                    rate rises, other interest rates also
                                                                                           rise, though not necessarily by an
SOURCE: LIPPER, INC.                                                                       equivalent amount. During the period,
==========================================                                                 short-term interest rates did rise,
                                                                                           but long-term rates actually declined.
   The Fund's competitive returns compared                                                 This factor tended to enhance the
with both its broad market index and its
peer group index indicate the success of
the Fund's strategies of maintaining a
shorter duration and a larger proportion
of premium bonds than its indexes.

====================================================================================================================================
PORTFOLIO COMPOSITION                         TOP FIVE FIXED-INCOME HOLDINGS
By credit quality rating, based on total
investments                                                                                                             % OF TOTAL
                                              ISSUER                                         COUPON       MATURITY      NET ASSETS
              [PIE CHART]
                                              1. Louisiana (State of) Local Government
AAA                                 68.2%        Environmental Facilities & Community
                                                 Development Authority                       6.55%        09/01/25        2.7%
AA                                  11.3%
                                              2. Petersburg (City of) Pollution Control      5.40%        08/01/17        2.2%
A                                   11.5%
                                              3. New York & New Jersey (States of) Port
BBB                                  5.6%        Authority                                   6.13%        06/01/94        1.2%

BB                                   0.2%     4. Boston (City of) Water & Sewer Commission   5.25%        11/01/19        1.2%

B                                    1.6%     5. Spring Branch (City of) Independent
                                                 School District                             5.75%        02/01/24        1.1%
NOT RATED                            1.6%


SOURCE: FITCH RATINGS, MOODY'S INVESTORS      The Fund's holdings are subject to change, and there is no assurance that the Fund
SERVICE, INC. AND STANDARD & POOR'S           will continue to hold any particular security.
RATINGS SERVICES
====================================================================================================================================

value of existing long-term bonds while      yield bonds outperformed investment-grade
decreasing the prices of short-term          issues during the reporting period, on
bonds, creating a flattening of the          average.
yield curve that produced considerable
volatility in the bond market.               IN CLOSING                                                   RICHARD A. BERRY,
                                                                                            [BERRY        Chartered Financial
   We successfully continued to apply        We were pleased to have provided positive      PHOTO]        Analyst, is co-manager of
our investment philosophy of striving to     total return during the reporting period                     AIM Municipal Bond Fund.
minimize NAV volatility while maximizing     while protecting shareholders' principal                     He joined AIM in 1987 and
the Fund's tax-exempt yield. One strategy    and delivering attractive current income                     has been in the financial
we used to help minimize volatility was      exempt from federal taxation. The Fund's      industry since 1968. Mr. Berry has been
to hold a significant portion of the         assets remained invested in a                 president and director of the Dallas
portfolio in premium, insured and pre-       diversified portfolio of municipal bonds,     Association of Investment Analysts and
refunded bonds. Premium bonds are bonds      primarily securities rated investment-        chairman of the board of regents of the
that are selling above their face value;     grade, with a short duration to control       Financial Analysts Seminar. He received
they tend to be more stable in price. The    volatility risk. As always, we appreciate     both a B.B.A. and an M.B.A. from Texas
principal and interest payments of an        your continued participation in AIM           Christian University.
insured bond are secured by bond             Municipal Bond Fund.
insurance provided by a specialized                                                                       STEPHEN D. TURMAN,
insurance company. A pre-refunded bond is    The views and opinions expressed in            [TRUMAN       Chartered Financial
secured by an escrow fund of U.S. Treasury   Management's Discussion of Fund                 PHOTO]       Analyst, is co-manager of
obligations. At the end of the period,       Performance are those of A I M Advisors,                     AIM Municipal Bond Fund.
about 54% of Fund assets were in insured     Inc. These views and opinions are subject                    He has been in the
bonds, which usually offer competitive       to change at any time based on factors                       investment industry since
yields with greater safety and liquidity     such as market and economic conditions.       1983 and joined AIM in 1985. Mr. Turman
than similar uninsured bonds.                These views and opinions may not be           received a B.B.A. in finance from The
                                             relied upon as investment advice or           University of Texas at Arlington.
   We largely avoid below-investment-grade   recommendations, or as an offer for a
issues, whose lower credit rating            particular security. The information is       Assisted by the Municipal Bond Team
indicates their greater vulnerability to     not a complete analysis of every aspect
credit risk. However, they typically offer   of any market, country, industry,
higher interest rates to compensate the      security or the Fund. Statements of fact
bondholder for the higher risk, and we       are from sources considered reliable,
sometimes hold a small percentage of         but A I M Advisors, Inc. makes no
assets in such bonds to increase yield. At   representation or warranty as to their
the end of the reporting period, less        completeness or accuracy. Although
than 4% of Fund assets were held in bonds    historical performance is no guarantee of
rated BB or lower, but this small            future results, these insights may help
allocation contributed positively to         you understand our investment
performance, as high-                        management philosophy.

                                                   See important Fund and index
                                                 disclosures inside front cover.
====================================================================================================================================
TOTAL NET ASSETS              $524.0 million       CURRENT DISTRIBUTION RATES AND YIELDS

TOTAL NUMBER OF HOLDINGS                 325                        30 DAY       TAXABLE EQUIVALENT             TAXABLE EQUIVALENT
                                                   FUND           DISTRIBUTION        30 DAY           30 DAY          30 DAY
                                                   CLASS             RATE        DISTRIBUTION RATE     YIELD           YIELD
AVERAGE CREDIT QUALITY                    AA       CLASS A SHARES    4.31%             6.63%           2.70%           4.15%
                                                   CLASS B SHARES    3.79              5.83            2.29            3.52
WEIGHTED AVERAGE                                   CLASS C SHARES    3.80              5.85            2.29            3.52
EFFECTIVE MATURITY               17.98 YEARS       INVESTOR CLASS
                                                   SHARES            4.67              7.18            2.95            4.54
EFFECTIVE DURATION                5.38 YEARS
====================================================================================================================================
                                                   The Fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The taxable-equivalent 30-day distribution rate is calculated in the same manner as the 30-day distribution rate, with an adjustment for a stated, assumed 35.0% tax rate, the highest marginal federal income tax rate in effect on 1/31/05.

                                                      The 30-day yield is calculated using a formula defined by the Securities and
                                                   Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized. The taxable-equivalent 30-day yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed 35.0% tax rate, the highest marginal federal income tax rate in effect on 1/31/05.

                                                                                                [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      used to estimate your actual ending
                                             the period. Simply divide your account        account balance or expenses you paid for
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600       the period. You may use this information
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       to compare the ongoing costs of investing
costs, which may include sales charges       then multiply the result by the number in     in the Fund and other funds. To do so,
(loads) on purchase payments; contingent     the table under the heading entitled          compare this 5% hypothetical example with
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to       the 5% hypothetical examples that appear
and redemption fees, if any; and (2)         estimate the expenses you paid on your        in the shareholder reports of the other
ongoing costs, including distribution        account during this period.                   funds.
and/or service fees (12b-1); and other
Fund expenses. This example is intended      HYPOTHETICAL EXAMPLE FOR                               Please note that the expenses
to help you understand your ongoing costs    COMPARISON PURPOSES                           shown in the table are meant to highlight
(in dollars) of investing in the Fund and                                                  your ongoing costs only and do not
to compare these costs with ongoing costs    The table below also provides information     reflect any transactional costs, such as
of investing in other mutual funds. The      about hypothetical account values and         sales charges (loads) on purchase
example is based on an investment of         hypothetical expenses based on the Fund's     payments and contingent deferred sales
$1,000 invested at the beginning of the      actual expense ratio and an assumed rate      charges on redemptions, if any.
period and held for the entire period        of return of 5% per year before expenses,     Therefore, the hypothetical information
August 1, 2004, to January 31, 2005.         which is not the Fund's actual return.        is useful in comparing ongoing costs
                                             The Fund's actual cumulative total            only, and will not help you determine the
ACTUAL EXPENSES                              returns at net asset value after expenses     relative total costs of owning different
                                             for the six months ended January 31,          funds. In addition, if these
The table below provides information         2005, appear in the table "Fund vs.           transactional costs were included, your
about actual account values and actual       Indexes" on page 2. The hypothetical          costs would have been higher.
expenses. You may use the information in     account values and expenses may not be
this table, together with the amount you
invested, to


===================================================================================================================================
                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (8/1/04)                 (1/31/05)(1)           PERIOD(2)              (1/31/05)              PERIOD(2)
      A               $1,000.00                 $1,050.50                $4.39                $1,020.92                $4.33
      B                1,000.00                  1,046.60                 8.25                 1,017.14                 8.13
      C                1,000.00                  1,046.70                 8.25                 1,017.14                 8.13
   Investor            1,000.00                  1,049.90                 3.77                 1,021.53                 3.72


(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (0.85%, 1.60%, 1.60% and 0.73% for Class A, B, C and Investor Class
shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON       For More Information Visit
                                                                                          IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================


=============================================================      ===============================================================
AVERAGE ANNUAL TOTAL RETURNS                                       AVERAGE ANNUAL TOTAL RETURNS
As of 1/31/05, including applicable sales charges                  As of 12/31/04, the most recent calendar quarter-end, including applicable sales charges

                                                    AFTER                                                                AFTER
                                                  TAXES ON                                                             TAXES ON
                                                DISTRIBUTIONS                                                        DISTRIBUTIONS
                                                  AND SALE                                                             AND SALE
                      BEFORE   AFTER TAXES ON     OF FUND                              BEFORE       AFTER TAXES ON     OF FUND
                      TAXES    DISTRIBUTIONS       SHARES                               TAXES    DISTRIBUTIONS          SHARES
CLASS A SHARES                                                     CLASS A SHARES
10 Years              5.03%       5.02%             5.02%          10 Years              5.14%       5.14%              5.12%
 5 Years              5.32        5.31              5.24            5 Years              4.99        4.99               4.96
 1 Year              -0.31       -0.31              1.29            1 Year              -0.58       -0.58               1.12

CLASS B SHARES                                                     CLASS B SHARES
10 Years              4.88%       4.87%             4.82%          10 Years              5.00%       5.00%              4.94%
 5 Years              5.22        5.22              5.07            5 Years              4.91        4.91               4.80
 1 Year              -1.23       -1.24              0.50            1 Year              -1.37       -1.37               0.41

CLASS C SHARES                                                     CLASS C SHARES
Inception (8/4/97)    4.05%       4.04%             4.05%          Inception (8/4/97)    3.97%       3.96%              3.98%
 5 Years              5.53        5.53              5.34            5 Years              5.22        5.22               5.07
 1 Year               2.78        2.77              3.10            1 Year               2.51        2.51               2.93

INVESTOR CLASS SHARES                                              INVESTOR CLASS SHARES
10 Years              5.55%       5.54%             5.49%          10 Years              5.68%       5.68%              5.62%
 5 Years              6.36        6.36              6.17            5 Years              6.08        6.08               5.92
 1 Year               4.79        4.79              4.72            1 Year               4.64        4.64               4.62
=============================================================      ===============================================================
Investor Class shares' inception date is 9/30/03. Returns             Class A share performance reflects the maximum 4.75% sales
since that date are historical returns. All other returns are      charge, and Class B and Class C share performance reflects the
blended returns of historical Investor Class share performance     applicable contingent deferred sales charge (CDSC) for the
and restated Class A share performance (for periods prior to       period involved. The CDSC on Class B shares declines from 5%
the inception date of Investor Class shares) at net asset          beginning at the time of purchase to 0% at the beginning of
value and reflect the Rule 12b-1 fees applicable to Class A        the seventh year. The CDSC on Class C shares is 1% for the
shares.                                                            first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at
   The performance data quoted represent past performance and      net asset value.
cannot guarantee comparable future results; current
performance may be lower or higher. Please visit                      The performance of the Fund's share classes will differ due
AIMinvestments.com for the most recent month-end performance.      to different sales charge structures and class expenses.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you
sell shares.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
MUNICIPAL OBLIGATIONS-98.60%

ALABAMA-2.12%

Alabama (State of) Public
  School & College
  Authority; Capital
  Improvement Series 1999 C
  RB
  5.75%, 07/01/17(b)          AA     Aa3    $1,400   $  1,578,192
-----------------------------------------------------------------
Birmingham (City of) Special
  Care Facilities Financing
  Authority (Children's
  Hospital of Alabama);
  Health Care Facility
  Series 2002 RB
  5.38%, 06/01/23(b)(c)       AAA    Aaa     1,500      1,626,825
-----------------------------------------------------------------
Courtland (City of)
  Industrial Development
  Board (Champion
  International Corp.
  Project); Refunding
  Environmental Improvement
  Series 1996 RB
  6.40%, 11/01/26(b)(d)       --    Baa2     2,315      2,445,103
-----------------------------------------------------------------
Jefferson (County of);
  Prerefunded Capital
  Improvement Sewer Series
  2001 A RB Wts
  5.00%, 02/01/11(b)(e)(f)    AAA    Aaa       775        860,087
-----------------------------------------------------------------
Jefferson (County of);
  School Limited Tax Series
  2000 GO Wts
  5.50%, 02/15/20(b)(c)       AAA    Aaa     1,250      1,374,737
-----------------------------------------------------------------
Lauderdale (County of) &
  Florence (City of) Health
  Care Authority (Coffee
  Health Group); Series 2000
  A RB
  6.00%, 07/01/29(b)(c)       AAA    Aaa     1,000      1,135,620
-----------------------------------------------------------------
University of Alabama;
  Series 2004 A RB
  5.00%, 07/01/29(b)(c)       AAA    Aaa     2,000      2,099,440
=================================================================
                                                       11,120,004
=================================================================

ALASKA-0.41%

Alaska (State of) Housing
  Finance Corp. (State
  Building Lease); Series
  1999 RB
  5.75%, 04/01/17(b)(c)       AAA    Aaa     2,000      2,128,060
=================================================================

AMERICAN SAMOA-0.27%

American Samoa (Territory
  of); Refunding Unlimited
  Tax Series 2000 GO
  6.00%, 09/01/08(b)(c)        A     --      1,280      1,392,986
=================================================================

ARIZONA-0.82%

Phoenix (City of) Civic
  Improvement Corp. (Waste
  Water System);
  Jr. Lien 2000 RB
  5.70%, 07/01/08(b)(c)       AAA    Aaa     1,055      1,159,624
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------

ARIZONA-(CONTINUED)

Pima (County of) Unified
  School District (No. 10
  Amphitheater School
  District); School
  Improvement Unlimited Tax
  Series 1992 E GO
  6.50%, 07/01/05(b)          A+     A2     $3,100   $  3,155,056
=================================================================
                                                        4,314,680
=================================================================

ARKANSAS-0.31%

North Little Rock (City of)
  Health Facilities Board
  (Baptist Health); Health
  Care Series 2001 RB
  5.70%, 07/01/22(b)          A+     --        500        526,005
-----------------------------------------------------------------
Van Buren (County of);
  Refunding & Construction
  Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)(c)       --     Aaa     1,000      1,103,690
=================================================================
                                                        1,629,695
=================================================================

CALIFORNIA-2.17%

ABAG Finance Authority for
  Non-Profit Corps. (Lincoln
  Glen Manor for Senior
  Citizens); Series 2000 COP
  (CEP-Cal-Mortgage)
  6.10%, 02/15/25(b)           A     --      1,000      1,076,600
-----------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Lytton
  Gardens Inc.); Series 1999
  COP (CEP-Cal-Mortgage)
  6.00%, 02/15/19(b)           A     --      1,585      1,720,930
-----------------------------------------------------------------
ABAG Finance Authority for
  Non-Profit Corps. (Odd
  Fellows Home of
  California); Series 1999
  COP (CEP-Cal-Mortgage)
  6.00%, 08/15/24(b)           A     --      1,000      1,070,000
-----------------------------------------------------------------
Big Bear Lake (City of);
  Refunding Water Series
  1996 RB
  6.00%, 04/01/22(b)(c)       AAA    Aaa     2,000      2,478,900
-----------------------------------------------------------------
California (State of)
  Department of Water
  Resources; Power Supply
  Series 2002 A RB
  5.38%, 05/01/22(b)          BBB+   A2      1,000      1,089,230
-----------------------------------------------------------------
California (State of)
  Educational Facilities
  Authority (Fresno Pacific
  University); Series 2000 A
  RB
  6.05%, 03/01/11(b)          --    Baa3     1,350      1,520,154
-----------------------------------------------------------------
Foothill/Eastern Corridor
  Agency (California Toll
  Road Project); Sr. Lien
  Series 1995 A RB
  6.00%, 01/01/10(b)(e)(f)    AAA    Aaa       400        460,320
-----------------------------------------------------------------
Los Angeles (County of);
  Series 2001 RB
  5.15%, 02/12/06 (Acquired
  03/29/01; Cost
  $121,930)(b)(g)(h)(i)       --     --        121        123,213
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
CALIFORNIA-(CONTINUED)

Sacramento (City of)
  Financing Authority
  (Convention Center Hotel);
  Sr. Series 1999 A RB
  6.25%, 01/01/30(b)(h)       --     --     $  750   $    792,045
-----------------------------------------------------------------
Whittier (City of) Utility
  Authority; Water Series
  2003 A RB
  5.00%, 06/01/33(b)(c)       AAA    Aaa     1,000      1,047,790
=================================================================
                                                       11,379,182
=================================================================

COLORADO-3.26%

Aurora (City of); Public
  Improvement Series 2000
  COP
  5.50%, 12/01/30(b)(c)       AAA    Aaa     3,330      3,646,949
-----------------------------------------------------------------
Colorado (State of)
  Department of
  Transportation; Series
  2004 COP
  5.00%, 06/15/25(b)(c)       AAA    --      1,000      1,064,560
-----------------------------------------------------------------
Colorado (State of) E-470
  Public Highway Authority;
  Sr. Series 2000 A RB
  5.75%, 09/01/35(b)(c)       AAA    Aaa     1,000      1,135,030
-----------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Charter School-Peak to
  Peak Project); Refunding &
  Improvement Series 2004 RB
  (CEP-XL Capital Ltd.)
  5.25%, 08/15/24(b)          AAA    Aaa     1,475      1,617,485
-----------------------------------------------------------------
Colorado (State of)
  Educational & Cultural
  Facilities Authority
  (Student
  Housing-University of
  Colorado Foundation
  Project); Series 2002 RB
  5.00%, 07/01/22(b)(c)       AAA    Aaa     1,000      1,064,210
-----------------------------------------------------------------
Colorado (State of) Health
  Facilities Authority
  (Exempla Inc.); Series
  2002 A RB
  5.50%, 01/01/23(b)          A-     A1      2,850      3,028,068
-----------------------------------------------------------------
  5.63%, 01/01/33(b)          A-     A1      2,000      2,095,380
-----------------------------------------------------------------
Denver (City of) Health &
  Hospital Authority;
  Refunding Health Care
  Series 2004 A RB
  6.25%, 12/01/33(b)          BBB   Baa3       750        805,755
-----------------------------------------------------------------
Meridian Metropolitan
  District; Refunding &
  Improvement Unlimited Tax
  Series 2001 B GO
  5.00%, 12/01/25(b)(c)       AA     --      1,000      1,036,790
-----------------------------------------------------------------
Northwest Parkway Public
  Highway Authority; Sr.
  Series 2001 A RB
  5.25%, 06/15/41(b)(c)       AAA    Aaa     1,000      1,057,470
-----------------------------------------------------------------
University of Colorado
  Hospital Authority; Series
  2001 A RB
  5.60%, 11/15/31(b)          --     A3        500        520,245
=================================================================
                                                       17,071,942
=================================================================

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------

CONNECTICUT-3.21%

Brooklyn (City of);
  Unlimited Tax Series 1995
  GO
  5.70%, 05/01/05(b)(e)(f)    AAA    Aaa    $  250   $    257,252
-----------------------------------------------------------------
Connecticut (State of)
  (Bradley International
  Airport); Special
  Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)(d)     A     --      1,250      1,360,112
-----------------------------------------------------------------
Connecticut (State of)
  (Transportation
  Infrastructure); Special
  Obligation Tax Series 1991
  B RB
  6.50%, 10/01/10(b)          AA-    A1        530        622,877
-----------------------------------------------------------------
  6.50%, 10/01/12(b)          AA-    A1      1,500      1,811,220
-----------------------------------------------------------------
Connecticut (State of) Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited Tax
  Series 1999 GO
  5.63%, 07/15/19(b)(c)        A     --      1,060      1,107,128
-----------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)(c)       AAA    Aaa       500        501,600
-----------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (Loomis Chaffee School);
  Series 2001 D RB
  5.25%, 07/01/31(b)          --     A2      1,000      1,070,180
-----------------------------------------------------------------
Connecticut (State of)
  Health & Educational
  Facilities Authority
  (William W. Backus
  Hospital); Series 1997 D
  RB
  5.75%, 07/01/27(b)(c)       AAA    --      1,000      1,085,520
-----------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Group Home Mortgage);
  Special Obligation Series
  2000 GH-5 RB
  5.85%, 06/15/30(b)(c)       AAA    Aaa       500        533,860
-----------------------------------------------------------------
Connecticut (State of)
  Housing Finance Authority
  (Housing Mortgage Finance
  Program);
  Series 1996 C-1 RB
  6.30%, 11/15/17(b)          AAA    Aaa     1,270      1,322,083
-----------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18(b)          AAA    Aaa       750        780,292
-----------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(b)(d)       AAA    Aaa     1,000      1,038,040
-----------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(b)(d)       AAA    Aaa     1,775      1,834,161
-----------------------------------------------------------------
Manchester (City of) Eighth
  Utilities District;
  Unlimited Tax Series 1991
  GO
  6.75%, 08/15/06(b)          --     Aa3       180        191,716
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Mansfield (City of);
  Unlimited Tax Series 1990
  GO
  6.00%, 06/15/07(b)          --     Aa3    $  100   $    108,015
-----------------------------------------------------------------
  6.00%, 06/15/08(b)          --     Aa3       100        110,684
-----------------------------------------------------------------
  6.00%, 06/15/09(b)          --     Aa3       100        112,844
-----------------------------------------------------------------
New Britain (City of);
  Unlimited Tax Series 1992
  GO
  6.00%, 02/01/11(b)(c)       AAA    Aaa       400        464,436
-----------------------------------------------------------------
North Canaan (City of);
  Unlimited Tax Series 1991
  GO
  6.50%, 01/15/10(b)          --     A3        125        144,610
-----------------------------------------------------------------
  6.50%, 01/15/11(b)          --     A3        125        148,451
-----------------------------------------------------------------
Somers (City of); Unlimited
  Tax Series 1990 GO
  6.00%, 12/01/10(b)          --     A1        190        219,382
-----------------------------------------------------------------
University of Connecticut;
  Student Fee Series 2000 A
  RB
  6.00%, 11/15/10(b)(e)(f)    NRR    NRR     1,325      1,545,692
-----------------------------------------------------------------
Westbrook (City of);
  Unlimited Tax Series 1992
  GO
  6.40%, 03/15/10(b)(c)       AAA    Aaa       380        443,198
=================================================================
                                                       16,813,353
=================================================================

DELAWARE-0.06%

Delaware (State of) Economic
  Development Authority
  (Osteopathic Hospital
  Association); Series 1993
  A RB
  6.75%, 01/01/13(b)(e)       NRR    Aaa       250        298,715
=================================================================

DISTRICT OF COLUMBIA-0.46%

District of Columbia (George
  Washington University);
  Series 2001 A RB
  5.13%, 09/15/31(b)(c)       AAA    Aaa     1,000      1,041,180
-----------------------------------------------------------------
District of Columbia
  (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)(c)       AAA    Aaa     1,055      1,148,747
-----------------------------------------------------------------
District of Columbia
  (Mandarin Oriental Hotel
  Project); Tax Increment
  Series 2002 TAN
  5.25%, 07/01/22(b)(c)       AAA    Aaa       200        216,424
=================================================================
                                                        2,406,351
=================================================================

FLORIDA-1.35%

Crossings at Fleming Island
  Community Development
  District; Refunding
  Special Assessment Series
  2000 B RB
  5.80%, 05/01/16(b)(c)       AAA    Aaa     1,000      1,138,220
-----------------------------------------------------------------
Jacksonville (City of)
  Health Facilities
  Authority (Ascension
  Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32(b)          AA     Aa2     1,500      1,569,690
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------
FLORIDA-(CONTINUED)

Miami-Dade (County of)
  (Miami International
  Airport); Aviation Series
  2000 B RB
  5.75%, 10/01/29(b)(c)       AAA    Aaa    $2,000   $  2,245,620
-----------------------------------------------------------------
Orlando (City of) Utilities
  Commission; Refunding
  Water & Electric Series
  2002 C RB
  5.00%, 10/01/27(b)          AA     Aa1     1,000      1,048,550
-----------------------------------------------------------------
Sunrise (City of) Utility
  System; Refunding Series
  1998 RB
  5.00%, 10/01/28(b)(c)       AAA    Aaa     1,000      1,072,770
=================================================================
                                                        7,074,850
=================================================================

GEORGIA-0.42%

Gwinnett (County of) Water &
  Sewer Authority; Series
  2002 RB
  5.25%, 08/01/24(b)          AAA    Aaa     2,000      2,183,500
=================================================================

ILLINOIS-6.04%

Bellwood (City of);
  Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)(c)       --     Aaa     1,000      1,081,150
-----------------------------------------------------------------
Chicago (City of) (Cottage
  View Terrace Apartments);
  FHA/GNMA Collateralized
  Multi-Family Housing
  Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(b)(d)       AAA    --      1,560      1,645,082
-----------------------------------------------------------------
Chicago (City of); Project &
  Refunding Unlimited Tax
  Series 2000 C GO
  5.50%, 01/01/40(b)(c)       AAA    Aaa     2,750      3,006,107
-----------------------------------------------------------------
  Series 2001 A GO
  5.25%, 01/01/33(b)(c)       AAA    Aaa     3,940      4,156,779
-----------------------------------------------------------------
Chicago (City of); Special
  Transportation Series 2001
  RB
  5.25%, 01/01/27(b)(e)(f)    AAA    Aaa     1,000      1,056,850
-----------------------------------------------------------------
Cook (County of); Capital
  Improvement Unlimited Tax
  Series 2004 B GO
  5.00%, 11/15/29(b)(c)       AAA    Aaa     1,000      1,048,840
-----------------------------------------------------------------
Freeport (City of) (Sewer
  System Improvements);
  Unlimited Tax Series 2000
  GO
  6.00%, 12/01/10(b)(e)(f)    AAA    Aaa     1,000      1,164,750
-----------------------------------------------------------------
Illinois (State of)
  Department of Central
  Management Services;
  Series 1999 COP
  5.85%, 07/01/19(b)(c)       AAA    Aaa     1,750      1,965,932
-----------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (Adventist
  Health Systems Project);
  Series 1997 A RB
  6.00%, 11/15/11(b)(c)       AAA    Aaa     2,500      2,894,750
-----------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (Catholic
  Charities Housing
  Development); Series 1995
  RB
  6.35%, 01/01/25(b)(h)       --     --      1,500      1,506,210
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of)
  Educational Facilities
  Authority (Northwestern
  University); Adjustable
  Rate Medium Term Series
  1997 RB
  5.25%, 11/01/14(b)(f)       AA+    Aa1    $1,000   $  1,118,840
-----------------------------------------------------------------
Illinois (State of)
  Educational Facilities
  Authority (Robert Morris
  College); Series 2000 RB
  5.75%, 06/01/20(b)(c)       --     Aaa     1,305      1,409,648
-----------------------------------------------------------------
  5.80%, 06/01/30(b)(c)       --     Aaa     1,000      1,055,830
-----------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Blessing Hospital);
  Series 1999 A RB
  6.00%, 11/15/19(b)(c)       AAA    Aaa     1,000      1,135,090
-----------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Evangelical Hospital
  Corp.); Refunding Series
  1992 A RB
  6.25%, 04/15/22(b)(e)       NRR    Aaa     1,000      1,223,430
-----------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(b)(e)       NRR    NRR     1,150      1,406,945
-----------------------------------------------------------------
Metropolitan Pier &
  Exposition Authority
  (McCormick Place
  Expansion); Capital
  Appreciation Dedicated
  State Tax Series 2002 A RB
  6.55%, 06/15/30(b)(c)(j)    AAA    Aaa     1,000        286,430
-----------------------------------------------------------------
  Dedicated State Tax Series
    2002 A RB
  5.25%, 06/15/42(b)(c)       AAA    Aaa     1,000      1,058,190
-----------------------------------------------------------------
Rockford (City of) School
  District No. 205;
  Unlimited Tax Series 2001
  GO
  5.00%, 02/01/17(b)(c)       --     Aaa       500        558,390
-----------------------------------------------------------------
Tazewell (County of)
  Community High School
  District No. 303 (Pekin);
  Unlimited Tax Series 1996
  GO
  5.63%, 01/01/07(b)(e)(f)    AAA    Aaa     1,435      1,512,088
-----------------------------------------------------------------
Will (County of) School
  District No. 122 (New
  Lenox); Prerefunded
  Unlimited Tax Series 2000
  A GO
  6.50%, 11/01/10(b)(e)(f)    NRR    Aaa       510        603,519
-----------------------------------------------------------------
  6.50%, 11/01/10(b)(e)(f)    NRR    Aaa        80         94,670
-----------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 2000 A GO
  6.50%, 11/01/14(b)(c)       --     Aaa       575        680,104
=================================================================
                                                       31,669,624
=================================================================

INDIANA-5.09%

East Allen (County of)
  Multi-School Building
  Corp.; First Mortgage
  Series 2000 RB
  5.75%, 01/15/10(b)(e)(f)    AAA    Aaa       735        832,748
-----------------------------------------------------------------
Hancock (County of) & Mount
  Vernon (City of)
  Multi-School Building
  Corp.; First Mortgage
  Series 2001 RB (CEP-State
  Aid Withholding)
  5.45%, 07/15/22(b)          AA-    --      1,000      1,094,180
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------
INDIANA-(CONTINUED)

Indiana (State of) Bond
  Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)(c)       AAA    Aaa    $1,000   $  1,140,700
-----------------------------------------------------------------
Indiana (State of) Health
  Facilities Financing
  Authority (Community
  Hospitals Project); VRD
  Series 2000 A RB (LOC-Bank
  of America N.A.)
  1.85%, 07/01/28(k)(l)       AA     --        956        956,000
-----------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Prerefunded
  Highway Series 2000 RB
  5.38%, 12/01/10(b)(e)(f)    NRR    NRR       435        488,605
-----------------------------------------------------------------
  Unrefunded Highway Series
    2000 RB
  5.38%, 12/01/25(b)          AA-    Aa2     1,565      1,693,533
-----------------------------------------------------------------
Indianapolis (City of) Local
  Public Improvement Bond
  Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)(c)       AAA    Aaa     1,000      1,058,400
-----------------------------------------------------------------
Lafayette (City of); Sewer
  Series 2002 RB
  5.15%, 07/01/24(b)(c)       AAA    Aaa     1,000      1,076,550
-----------------------------------------------------------------
Northern Wells (City of)
  Community School Building
  Corp.; First Mortgage
  Series 2002 RB
  5.40%, 07/15/23(b)(c)       AAA    Aaa       500        544,705
-----------------------------------------------------------------
Petersburg (City of)
  (Indiana Power & Light
  Co.); Refunding Series
  1991 PCR
  5.75%, 08/01/21(b)          BBB-  Baa2     4,000      4,227,240
-----------------------------------------------------------------
Petersburg (City of)
  Pollution Control (Indiana
  Power & Lighting Co.);
  Refunding Series 1993 B
  PCR
  5.40%, 08/01/17(b)(c)       AAA    Aaa     9,850     11,395,465
-----------------------------------------------------------------
St. Joseph (County of)
  Hospital Authority
  (Memorial Health System);
  Health System Series 2000
  RB
  5.63%, 08/15/33(b)(c)       AAA    Aaa     1,000      1,078,000
-----------------------------------------------------------------
Wa-Nee Middle School
  Building Corp.; First
  Mortgage Unlimited Tax
  Series 2001 GO
  5.50%, 01/15/20(b)(c)       AAA    Aaa     1,000      1,111,510
=================================================================
                                                       26,697,636
=================================================================

KANSAS-0.34%

Overland Park (City of)
  Development Corp. (First
  Tier-Overland Park
  Project); Series 2001 A RB
  7.38%, 01/01/32(b)(h)       --     --      1,635      1,794,511
=================================================================

KENTUCKY-0.69%

Jefferson (County of)
  (Beverly Enterprises
  Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(b)(h)       --     --        595        595,660
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
KENTUCKY-(CONTINUED)

Mount Sterling (City of)
  (Kentucky League Cities);
  Lease Funding Series 1993
  A RB
  6.15%, 03/01/13(b)          --     Aa2    $3,000   $  3,009,720
=================================================================
                                                        3,605,380
=================================================================

LOUISIANA-6.67%

Lafayette (City of); Public
  Improvement Sales Tax
  Series 2000 A RB
  5.50%, 03/01/23(b)(c)       AAA    Aaa     2,360      2,595,858
-----------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority
  (Parking Facilities Corp.
  Garage Project); Series
  2001 A RB
  5.20%, 10/01/20(b)(c)       AAA    Aaa     1,760      1,898,336
-----------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority
  (Southeastern Louisiana
  Student Housing Project);
  Series 2004 A RB
  5.00%, 08/01/31(b)(c)       --     Aaa       630        658,577
-----------------------------------------------------------------
Louisiana (State of) Local
  Government Environmental
  Facilities & Community
  Development Authority;
  Capital Projects &
  Equipment Acquisitions
  Series 2000 A RB
  6.30%, 07/01/30(b)(c)       AAA    Aaa     4,000      4,470,440
-----------------------------------------------------------------
  6.55%, 09/01/25(b)(c)        A     --     12,040     14,027,804
-----------------------------------------------------------------
Louisiana (State of) Public
  Facilities Authority
  (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32(b)          --     A3      1,000      1,043,830
-----------------------------------------------------------------
Louisiana (State of) Public
  Facilities Authority
  (Tulane University);
  Series 1996 RB
  6.00%, 10/01/06(b)(e)(f)    AAA    Aaa     2,500      2,700,100
-----------------------------------------------------------------
Louisiana (State of) Public
  Facilities Authority
  (Tulane University);
  Series 2002 A RB
  5.13%, 07/01/27(b)(c)       AAA    Aaa     2,100      2,223,900
-----------------------------------------------------------------
Ouachita (Parish of)
  Hospital Service District
  No. 1 (Glenwood Regional
  Medical Center); Refunding
  Hospital Series 1996 RB
  5.70%, 05/15/16(b)(c)       AAA    Aaa     1,000      1,115,950
-----------------------------------------------------------------
St. John Baptist (Parish of)
  Sales Tax District; Series
  1987 RB
  7.60%, 01/01/08(b)(e)       NRR    NRR       500        568,485
-----------------------------------------------------------------
  7.60%, 01/01/09(b)(e)       NRR    NRR       500        586,500
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------

LOUISIANA-(CONTINUED)

Tangipahoa (Parish of)
  Hospital Service District
  No. 1 (North Oaks Medical
  Center Project); Refunding
  Hospital Series 2003 A RB
  5.00%, 02/01/25(b)           A     --     $1,000   $  1,019,710
-----------------------------------------------------------------
  5.00%, 02/01/30(b)           A     --      1,000      1,024,510
-----------------------------------------------------------------
West Feliciana (Parish of)
  (Gulf States Utilities
  Co.); Series 1992 A PCR
  7.50%, 05/01/15(b)          BB+    --      1,000      1,013,580
=================================================================
                                                       34,947,580
=================================================================

MAINE-0.26%

Maine (State of) Housing
  Authority; Mortgage Series
  1999 E-1 RB
  5.85%, 11/15/20(b)          AA+    Aa1     1,305      1,362,263
=================================================================

MARYLAND-0.20%

Maryland (State of) Health &
  Higher Educational
  Facilities Authority
  (University of Maryland
  Medical System);
  Series 2001 RB
  5.25%, 07/01/28(b)           A     A3      1,000      1,034,010
=================================================================

MASSACHUSETTS-2.87%

Boston (City of) Water &
  Sewer Commission; Sr.
  Series 1993 A RB
  5.25%, 11/01/19(b)(c)       AAA    Aaa     5,385      6,213,698
-----------------------------------------------------------------
Massachusetts (State of) Bay
  Transportation Authority;
  Sr. Sales Tax Series 2002
  A RB
  5.00%, 07/01/32(b)          AAA    Aa2     1,500      1,558,260
-----------------------------------------------------------------
Massachusetts (State of)
  Development Finance Agency
  (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59(b)          BBB+   A3      4,500      5,332,815
-----------------------------------------------------------------
Massachusetts (State of)
  Development Finance Agency
  (College Issue); Series
  2003 B RB
  (CEP-XL Capital Ltd.)
  5.25%, 07/01/33(b)          AAA    Aaa     1,000      1,067,150
-----------------------------------------------------------------
Massachusetts (State of);
  Consumer Lien Limited Tax
  Series 2000 A GO
  5.75%, 02/01/09(b)          AA-    Aa2       785        870,377
=================================================================
                                                       15,042,300
=================================================================

MICHIGAN-6.36%

Allegan (City of) Public
  School District Unlimited
  Tax Series 2000 GO
  5.75%, 05/01/30(b)(c)       AAA    Aaa       500        559,290
-----------------------------------------------------------------
Almont (City of) Community
  Schools; Refunding School
  Building & Site Unlimited
  Tax Series 2002 GO
  5.00%, 05/01/27(b)          AA+    Aa2     1,000      1,049,660
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
MICHIGAN-(CONTINUED)

Bullock Creek School
  District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)    NRR    NRR    $1,000   $  1,125,600
-----------------------------------------------------------------
Caledonia (City of)
  Community Schools;
  Unlimited Tax Series 2000
  GO
  5.50%, 05/01/23(b)(c)       AAA    Aaa     1,000      1,101,050
-----------------------------------------------------------------
Chippewa Valley Schools;
  Refunding Unlimited Tax
  Series 2002 GO
  5.13%, 05/01/27(b)          AA+    Aa2     1,000      1,057,840
-----------------------------------------------------------------
Detroit (City of) Water
  Supply System; Prerefunded
  Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(b)(e)(f)    AAA    Aaa     1,655      1,861,428
-----------------------------------------------------------------
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)(c)       AAA    Aaa     5,000      5,165,800
-----------------------------------------------------------------
  5.25%, 07/01/33(b)(c)       AAA    Aaa     1,845      1,954,944
-----------------------------------------------------------------
Ferndale (City of) Public
  Schools; Refunding School
  Building & Site Unlimited
  Tax Series 2004 GO
  5.00%, 05/01/23(b)(c)       AAA    Aaa     1,125      1,203,075
-----------------------------------------------------------------
Jackson (City of) Brownfield
  Redevelopment Authority;
  Tax Increment Series 2002
  TAN
  5.13%, 06/01/24(b)(c)       AAA    Aaa     1,000      1,072,760
-----------------------------------------------------------------
Lake Orion (City of)
  Community School District;
  Refunding Unlimited Tax
  Series 1994 GO
  7.00%, 05/01/05(b)(e)(f)    AAA    Aaa     2,500      2,555,500
-----------------------------------------------------------------
  Unlimited Tax Series 2000
    A GO
  6.00%, 05/01/10(b)(e)(f)    AAA    Aaa       500        576,195
-----------------------------------------------------------------
Lincoln Park (City of)
  School District; Unlimited
  Tax Series 1996 GO
  6.00%, 05/01/06(b)(e)(f)    AAA    Aaa     1,210      1,277,869
-----------------------------------------------------------------
Michigan (State of) Hospital
  Finance Authority
  (Ascension Health Credit);
  Series 1999 A RB
  5.50%, 11/15/07(b)(c)       AAA    Aaa     3,000      3,231,180
-----------------------------------------------------------------
Michigan (State of)
  Municipal Bond Authority
  (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/10(b)(e)(f)    AAA    Aaa     1,000      1,141,050
-----------------------------------------------------------------
Michigan (State of) Public
  Power Agency (Combustion
  Turbine No. 1 Project);
  Series 2001 A RB
  5.25%, 01/01/24(b)(c)       AAA    Aaa     2,500      2,718,425
-----------------------------------------------------------------
Newaygo (City of) Public
  Schools; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/21(b)          AA+    Aa2     1,000      1,098,530
-----------------------------------------------------------------
Ypsilanti (City of) School
  District; Refunding
  Unlimited Tax Series 1996
  GO
  5.75%, 05/01/07(b)(e)(f)    AAA    Aaa     2,100      2,255,127
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------
MICHIGAN-(CONTINUED)

Ypsilanti (City of) School
  District; Refunding
  Unlimited Tax Series 1996
  GO
  5.75%, 05/01/07(b)(e)(f)    AAA    Aaa    $2,175   $  2,335,667
=================================================================
                                                       33,340,990
=================================================================

MINNESOTA-0.49%

Minneapolis & St. Paul
  (Cities of) Metropolitan
  Airports Commission
  (Northwest Airlines Inc.
  Project); Special
  Facilities Series 2001 A
  RB
  7.00%, 04/01/25(b)(d)(h)    --     --      1,500      1,396,020
-----------------------------------------------------------------
Minneapolis (City of);
  Parking Ramp Unlimited Tax
  Series 2000 A GO
  5.90%, 12/01/20(b)          AAA    Aa1     1,000      1,153,950
=================================================================
                                                        2,549,970
=================================================================

MISSISSIPPI-1.16%

Mississippi (State of)
  Higher Education
  Assistance Corp.;
  Sub-Series 1994 C RB
  (CEP-Gtd. St. LNs)
  7.50%, 09/01/09(b)(d)       --     A2      5,000      5,010,250
-----------------------------------------------------------------
Mississippi (State of)
  Hospital Equipment &
  Facilities Authority
  (Forrest County General
  Hospital Project); Series
  2000 RB
  5.50%, 01/01/27(b)(c)       --     Aaa     1,000      1,087,800
=================================================================
                                                        6,098,050
=================================================================

MISSOURI-0.96%

Missouri (State of)
  Environmental Improvement
  & Energy Resources
  Authority (State Revolving
  Fund); Unrefunded Water
  Series 1995 C PCR
  5.85%, 01/01/10(b)          --     Aaa       270        273,945
-----------------------------------------------------------------
Missouri (State of) Health &
  Educational Facilities
  Authority (Washington
  University Project);
  Educational Facilities
  Series 2001 A RB
  5.13%, 06/15/41(b)          AAA    Aa1     4,000      4,157,040
-----------------------------------------------------------------
Missouri (State of) Housing
  Development Commission;
  Multifamily Housing Series
  2001 II RB (CEP-FHA)
  5.38%, 12/01/18(b)          AA     --        585        617,052
=================================================================
                                                        5,048,037
=================================================================

NEBRASKA-0.20%

Omaha (City of) Public Power
  District; Electric Series
  2002 A RB
  5.20%, 02/01/22(b)          AA     Aa2     1,000      1,072,070
=================================================================

NEVADA-3.56%

Boulder (City of) (Boulder
  City Hospital Inc.
  Project); Refunding
  Hospital Series 1998 RB
  5.85%, 01/01/22(b)(h)       --     --        500        440,770
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
NEVADA-(CONTINUED)

Clark (County of) (Nevada
  Power Co. Project);
  Refunding Series 1992 C
  IDR
  7.20%, 10/01/22(b)          BB+    Ba2    $1,500   $  1,530,300
-----------------------------------------------------------------
Clark (County of) Bond Bank;
  Limited Tax Series 2001 GO
  5.00%, 06/01/31(b)(c)       AAA    Aaa     5,000      5,169,400
-----------------------------------------------------------------
Clark (County of); Airport
  Sub.-Lien Series 2001 B RB
  5.13%, 07/01/21(b)(c)       AAA    Aaa     2,250      2,393,123
-----------------------------------------------------------------
  5.25%, 07/01/34(b)(c)       AAA    Aaa     1,500      1,573,905
-----------------------------------------------------------------
  Series 2004 A-2 RB
  5.13%, 07/01/25(b)(c)       AAA    Aaa     1,000      1,064,860
-----------------------------------------------------------------
  5.13%, 07/01/27(b)(c)       AAA    Aaa     1,000      1,058,500
-----------------------------------------------------------------
Humboldt (County of) (Sierra
  Pacific Project);
  Refunding Series 1987 PCR
  6.55%, 10/01/13(b)(c)       AAA    Aaa     3,000      3,061,920
-----------------------------------------------------------------
Reno (City of) Redevelopment
  Agency; Refunding
  Sub-Series 1995 A TAN
  6.00%, 06/01/10(b)          --    Baa3     1,185      1,199,587
-----------------------------------------------------------------
Truckee Meadows Water
  Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)(c)       AAA    Aaa     1,100      1,155,363
=================================================================
                                                       18,647,728
=================================================================

NEW JERSEY-2.51%

New Jersey (State of)
  Economic Development
  Authority (Continental
  Airlines, Inc. Project);
  Special Facility Series
  1999 RB
  6.25%, 09/15/29(b)(d)        B    Caa2     4,750      3,791,545
-----------------------------------------------------------------
  6.40%, 09/15/23(b)(d)        B    Caa2     1,000        832,000
-----------------------------------------------------------------
  Special Facility Series
    2000 RB
  7.00%, 11/15/30(b)(d)        B    Caa2     4,000      3,476,200
-----------------------------------------------------------------
New Jersey (State of) Health
  Care Facilities Financing
  Authority (St. Peters
  University Hospital);
  Series 2000 A RB
  6.88%, 07/01/20(b)          BBB+  Baa1       500        557,460
-----------------------------------------------------------------
New Jersey (State of)
  Tobacco Settlement
  Financing Corp.;
  Asset-Backed Series 2002
  RB
  5.38%, 06/01/18(b)          BBB   Baa3     1,500      1,472,610
-----------------------------------------------------------------
New Jersey (State of)
  Transportation Trust Fund
  Authority (Transportation
  System); Series 1999 A RB
  5.50%, 06/15/10(b)          A+     A1      1,670      1,859,695
-----------------------------------------------------------------
  Series 2005 B RB
  5.25%, 12/15/23(b)(c)       AAA    Aaa     1,000      1,137,230
=================================================================
                                                       13,126,740
=================================================================

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------

NEW MEXICO-0.11%

Las Cruces (City of) South
  Central Solid Waste
  Authority; Environmental
  Services Series 1995 RB
  5.65%, 06/01/05(b)(e)(f)    NRR    NRR    $  575   $    581,837
=================================================================

NEW YORK-5.14%

Metropolitan Transportation
  Authority (Dedicated Tax
  Fund); Series 2000 A RB
  5.88%, 04/01/10(b)(e)(f)    AAA    Aaa     1,500      1,720,155
-----------------------------------------------------------------
Metropolitan Transportation
  Authority (Service
  Contract); Refunding
  Series 2002 A RB
  5.13%, 01/01/29(b)          AA-    A2      1,000      1,043,460
-----------------------------------------------------------------
New York & New Jersey
  (States of) Port Authority
  (Consolidated
  Ninety-Third); Series 1994
  RB
  6.13%, 06/01/94(b)          AA-    A1      5,250      6,358,590
-----------------------------------------------------------------
New York (City of) Municipal
  Water Finance Authority;
  Prerefunded Water & Sewer
  System Series 2000 B RB
  6.00%, 06/15/10(b)(e)(f)    NRR    NRR       935      1,086,573
-----------------------------------------------------------------
  6.00%, 06/15/33(b)          AA+    Aa2       565        645,682
-----------------------------------------------------------------
  Water & Sewer System
  Series 1996 A RB
  5.50%, 06/15/06(b)(e)(f)    AAA    Aaa     1,000      1,049,830
-----------------------------------------------------------------
  Series 1997 B RB
  5.75%, 06/15/07(b)(e)(f)    NRR    NRR     3,850      4,184,065
-----------------------------------------------------------------
New York (City of)
  Triborough Bridge & Tunnel
  Authority; General Purpose
  Series 1992 Y RB
  5.50%, 01/01/17(b)(e)       AAA    NRR     2,900      3,366,610
-----------------------------------------------------------------
General Purposes Series 1993
  B RB
  5.00%, 01/01/20(b)(e)       AAA    NRR     1,935      2,173,295
-----------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax
  Series 1996 A GO
  6.25%, 08/01/06(b)(e)(f)    NRR    NRR     3,035      3,256,464
-----------------------------------------------------------------
New York (State of)
  Dormitory Authority (State
  University Educational
  Facilities); Series 1995 A
  RB
  6.50%, 05/15/06(b)          AA-    A2      1,000      1,051,200
-----------------------------------------------------------------
New York (State of)
  Environmental Facilities
  Corp. (State Water
  Revolving Project);
  Unrefunded Series 1991 E
  PCR
  6.88%, 06/15/10(b)          AAA    Aaa     1,000      1,019,630
=================================================================
                                                       26,955,554
=================================================================

NORTH CAROLINA-1.03%

North Carolina (State of)
  Eastern Municipal Power
  Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(b)(e)       AAA    Aaa     1,500      1,725,090
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

North Carolina (State of)
  Housing Finance Agency;
  Single Family Series 1996
  II RB (CEP-FHA)
  6.20%, 03/01/16(b)          AA     Aa2    $  265   $    273,647
-----------------------------------------------------------------
North Carolina (State of)
  Municipal Power Agency
  (No. 1 Catawba Electric
  Project); Refunding Series
  1990 RB
  6.50%, 01/01/10(b)(e)       AAA    NRR       260        291,769
-----------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07(b)          BBB+   A3      2,890      3,115,796
=================================================================
                                                        5,406,302
=================================================================

OHIO-2.85%

Cleveland (City of)
  Waterworks; Refunding
  First Mortgage Series 1993
  G RB
  5.50%, 01/01/21(b)(c)       AAA    Aaa     3,300      3,912,777
-----------------------------------------------------------------
Cuyahoga (County of);
  Refunding Series 2003 A RB
  5.50%, 01/01/29(b)          A+     Aa3     2,000      2,107,180
-----------------------------------------------------------------
Fairfield (City of) School
  District; Unlimited Tax
  Series 1995 GO
  6.10%, 12/01/05(b)(e)(f)    AAA    Aaa     1,000      1,032,620
-----------------------------------------------------------------
Findlay (City of); Limited
  Tax Series 1996 GO
  5.88%, 07/01/06(b)(e)(f)    NRR    NRR     1,000      1,068,700
-----------------------------------------------------------------
Greater Cleveland Regional
  Transportation Authority;
  Refunding Capital
  Improvement Limited Tax
  Series 2004 GO
  5.00%, 12/01/23(b)(c)       --     Aaa     1,220      1,314,160
-----------------------------------------------------------------
Montgomery (County of)
  (Grandview Hospital &
  Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(b)(e)(f)    NRR    NRR     1,000      1,114,390
-----------------------------------------------------------------
Ohio (State of) Department
  of Transportation
  (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)(c)       AAA    Aaa       960        964,032
-----------------------------------------------------------------
Plain (City of) Local School
  District; Prerefunded
  Unlimited Tax Series 2000
  GO
  6.00%, 06/01/11(b)(e)(f)    NRR    Aaa       410        478,076
-----------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 2000 GO
  6.00%, 12/01/25(b)(c)       --     Aaa        90        104,104
-----------------------------------------------------------------
Stark (County of) Lake Ohio
  Local School District;
  Unlimited Tax Series 2000
  GO
  5.75%, 12/01/26(b)(c)       AAA    Aaa     2,500      2,833,525
=================================================================
                                                       14,929,564
=================================================================

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------

OKLAHOMA-2.17%

Jenks (City of) Aquarium
  Authority; First Mortgage
  Series 2000 RB
  6.00%, 07/01/10(b)(e)(f)    NRR    Aaa    $  800   $    928,448
-----------------------------------------------------------------
Mustang (City of)
  Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)(c)       --     Aaa     1,500      1,694,670
-----------------------------------------------------------------
Oklahoma (State of)
  Development Finance
  Authority (St. John Health
  System); Refunding Series
  1999 RB
  5.75%, 02/15/18(b)          AA     Aa3       675        740,198
-----------------------------------------------------------------
  5.75%, 02/15/25(b)          AA     Aa3     1,750      1,888,093
-----------------------------------------------------------------
Oklahoma City (City of)
  Airport Trust; Jr. Lien
  27th Series 2000 A RB
  5.13%, 07/01/20(b)(c)       AAA    Aaa     2,575      2,732,616
-----------------------------------------------------------------
Tulsa (City of) Industrial
  Authority (St. John's
  Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(b)(e)(f)    NRR    NRR     2,000      2,082,280
-----------------------------------------------------------------
Tulsa (City of) Public
  Facilities Authority;
  Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08(b)          AA     --      1,305      1,309,541
=================================================================
                                                       11,375,846
=================================================================

OREGON-0.18%

Cow Creek Band Umpqua Tribe
  of Indians; Series 1998 B
  RB
  5.10%, 07/01/12 (Acquired
  08/18/98; Cost
  $897,723)(b)(c)(g)(i)       AAA    Aaa       900        920,340
=================================================================

PENNSYLVANIA-1.53%

Allegheny (County of) Higher
  Education Building
  Authority (Carnegie Mellon
  University); University
  Series 2002 RB
  5.25%, 03/01/32(b)          AA-    --      1,500      1,583,295
-----------------------------------------------------------------
Allegheny (County of) Port
  Authority; Special
  Transportation Series 1999
  RB
  6.13%, 03/01/09(b)(e)(f)    AAA    Aaa     1,000      1,141,600
-----------------------------------------------------------------
Butler (County of) Area
  School District; Unlimited
  Tax Series 2004 GO
  5.00%, 04/01/31(b)(c)       AAA    Aaa     1,000      1,046,320
-----------------------------------------------------------------
Clarion (County of)
  Industrial Development
  Authority (Beverly
  Enterprises Inc. Project);
  Refunding Series 2001 IDR
  7.38%, 12/01/08 (Acquired
  02/22/01; Cost
  $1,255,000)(b)(g)(h)        --     --      1,255      1,276,297
-----------------------------------------------------------------
Pennsylvania (State of)
  Economic Development
  Financing Authority
  (Colver Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(b)(d)       BBB-   --      2,900      2,976,386
=================================================================
                                                        8,023,898
=================================================================


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------

PUERTO RICO-0.32%

Children's Trust Fund;
  Tobacco Settlement Series
  2000 RB
  6.00%, 07/01/10(b)(e)(f)    AAA    NRR    $1,000   $  1,149,320
-----------------------------------------------------------------
Puerto Rico (Commonwealth
  of); Unlimited Tax Public
  Improvement Series 2000 GO
  6.00%, 07/01/05(b)(f)       A-    Baa1       500        512,880
=================================================================
                                                        1,662,200
=================================================================

RHODE ISLAND-0.83%

Providence (City of) Public
  Building Authority; Series
  2000 A RB
  5.75%, 12/15/16(b)(c)       AAA    Aaa     1,210      1,390,847
-----------------------------------------------------------------
Tobacco Settlement Financing
  Corp.; Asset-Backed Series
  2002 A RB
  6.00%, 06/01/23(b)          BBB   Baa3     3,000      2,976,660
=================================================================
                                                        4,367,507
=================================================================

SOUTH CAROLINA-1.79%

Myrtle Beach (City of);
  Hospitality Fee Series
  2004 A RB
  5.38%, 06/01/24(b)(c)       AAA    Aaa     1,150      1,283,412
-----------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Bon Secours-
  St. Francis Medical Center
  Inc.); Economic
  Development Series 2002 A
  RB
  5.50%, 11/15/23(b)          A-     A3      2,000      2,087,240
-----------------------------------------------------------------
South Carolina (State of)
  Jobs Economic Development
  Authority (Palmetto Health
  Alliance); Hospital
  Facilities Improvement
  Series 2000 A RB
  7.13%, 12/15/10(b)(e)(f)    NRR    NRR     1,000      1,212,960
-----------------------------------------------------------------
  Refunding Hospital
  Facilities Series 2003 A
  RB
  6.13%, 08/01/23(b)          BBB   Baa2     1,500      1,601,730
-----------------------------------------------------------------
  6.25%, 08/01/31(b)          BBB   Baa2     1,000      1,072,070
-----------------------------------------------------------------
South Carolina (State of)
  Transportation
  Infrastructure Bank;
  Series 2001 A RB
  5.00%, 10/01/11(b)(e)(f)    NRR    Aaa     1,000      1,114,150
-----------------------------------------------------------------
Tobacco Settlement Revenue
  Management Authority;
  Tobacco Settlement Series
  2001 B RB
  6.38%, 05/15/28(b)          BBB   Baa3     1,000        999,880
=================================================================
                                                        9,371,442
=================================================================

SOUTH DAKOTA-0.91%

Aberdeen (City of) School
  District No. 6-1;
  Unlimited Tax Series 2000
  GO
  5.45%, 01/01/26(b)(c)       AAA    Aaa     3,940      4,261,662
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------

SOUTH DAKOTA-(CONTINUED)

South Dakota (State of)
  Health & Educational
  Facilities Authority
  (Sioux Valley Hospitals &
  Health System); Series
  2004 A RB
  5.25%, 11/01/34(b)          A+     A1     $  500   $    515,345
=================================================================
                                                        4,777,007
=================================================================

TENNESSEE-0.74%

Davidson & Williamson
  (Counties of) Harpeth
  Valley Utilities District;
  Utilities Improvement
  Series 2004 RB
  5.00%, 09/01/29(b)(c)       --     Aaa     1,000      1,048,040
-----------------------------------------------------------------
Franklin (City of)
  Industrial Development
  Board (Landings Apartment
  Project); Refunding
  Multifamily Housing Series
  1996 A RB
  5.75%, 04/01/10(b)(c)       AAA    Aaa       645        675,334
-----------------------------------------------------------------
Robertson & Sumner (Counties
  of) White House Utility
  District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(b)(e)(f)    NRR    Aaa     1,000      1,143,380
-----------------------------------------------------------------
Shelby (County of) Health,
  Educational & Housing
  Facilities Board (Kirby
  Pines Retirement
  Community); Health Care
  Facilities Series 1997 A
  RB
  6.25%, 11/15/16(b)(h)       --     --      1,000        998,890
=================================================================
                                                        3,865,644
=================================================================

TEXAS-22.47%

Allen (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2000
  GO (CEP-Texas Permanent
  School Fund)
  5.95%, 02/15/25(b)          AAA    Aaa     1,600      1,807,792
-----------------------------------------------------------------
Austin (City of); Refunding
  Hotel Occupancy Tax
  Sub-Lien Series 1999 RB
  5.80%, 11/15/29(b)(c)       AAA    Aaa     1,000      1,111,130
-----------------------------------------------------------------
Bellville (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/06(b)(e)(f)    NRR    Aaa       535        555,544
-----------------------------------------------------------------
Bellville (City of)
  Independent School
  District; Unrefunded
  Unlimited Tax Series 1995
  GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/20(b)          --     Aaa       295        305,467
-----------------------------------------------------------------
Bexar (County of) Housing
  Finance Corp. (Dymaxion &
  Marbach Park Apartments);
  Multifamily Housing Series
  2000 A RB
  6.10%, 08/01/30(b)(c)       --     Aaa     1,000      1,067,030
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
TEXAS-(CONTINUED)

Bexar (County of)
  Metropolitan Water
  District; Lease Purchase
  Series 2001 RB
  5.53%, 07/20/06 (Acquired
  07/27/01; Cost
  $274,287)(b)(g)(h)(i)       --     --     $  272   $    276,555
-----------------------------------------------------------------
Brazos (County of) Health
  Facilities Development
  Corp. (Franciscan Services
  Corp. Obligated Group);
  Series 1997 A RB
  5.38%, 01/01/22(b)(c)       AAA    Aaa     1,250      1,340,575
-----------------------------------------------------------------
Carroll (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO
  (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/33(b)          AAA    Aaa     1,350      1,416,042
-----------------------------------------------------------------
Carrollton (City of);
  Limited Tax Series 1996 GO
  5.75%, 08/15/06(b)(e)(f)    NRR    NRR     1,000      1,051,680
-----------------------------------------------------------------
Cisco (City of) Junior
  College District;
  Refunding Consolidated
  Series 2002 RB
  5.25%, 07/01/26(b)(c)       --     Aaa     1,000      1,076,790
-----------------------------------------------------------------
Cleveland (City of)
  Independent School
  District; Unlimited Tax
  Series 2001 GO (CEP-Texas
  Permanent School Fund)
  5.13%, 02/01/31(b)          AAA    Aaa     2,000      2,081,020
-----------------------------------------------------------------
Comal (County of)
  Independent School
  District; Refunding School
  Building Unlimited Tax
  Series 2001 GO (CEP-Texas
  Permanent School Fund)
  5.25%, 02/01/28(b)          --     Aaa     2,000      2,109,180
-----------------------------------------------------------------
Refunding Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 08/01/28(b)          --     Aaa     1,000      1,112,150
-----------------------------------------------------------------
Denton (City of) Utility
  System; Series 2000 A RB
  5.40%, 12/01/13(b)(c)       AAA    Aaa     1,000      1,107,110
-----------------------------------------------------------------
DeSoto (City of) Independent
  School District; Refunding
  Unlimited Tax Series 1998
  GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/17(b)          AAA    --      1,000      1,001,910
-----------------------------------------------------------------
Galena Park (City of)
  Independent School
  District; Refunding
  Capital Appreciation
  Unlimited Tax Series 1996
  GO (CEP-Texas Permanent
  School Fund)
  8.52%, 08/15/23(b)(j)       --     Aaa     2,000        842,440
-----------------------------------------------------------------
Georgetown (City of) Utility
  System; Series 1995 A RB
  6.20%, 08/15/05(b)(e)(f)    AAA    Aaa     1,500      1,532,835
-----------------------------------------------------------------
Grapevine (City of); Limited
  Tax Series 2000 GO Ctfs
  5.88%, 08/15/26(b)(c)       AAA    Aaa     1,610      1,825,917
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------
TEXAS-(CONTINUED)

Harris (County of) Health
  Facilities Development
  Corp. (Memorial Hermann
  Health Care); Hospital
  Series 2001 A RB
  6.38%, 06/01/29(b)           A     A2     $  750   $    834,923
-----------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (St. Luke's
  Episcopal Hospital);
  Series 2001 A RB
  5.38%, 02/15/26(b)          AA-    --      1,000      1,039,860
-----------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32(b)          AA-    --      1,000      1,031,160
-----------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Texas Children's
  Hospital Project);
  Hospital Series 1999 A RB
  5.25%, 10/01/29(b)          AA     Aa2     2,000      2,079,420
-----------------------------------------------------------------
Harris (County of)-Houston
  (City of) Sports
  Authority; Refunding Jr.
  Lien Series 2001 B RB
  5.25%, 11/15/40(b)(c)       AAA    Aaa     5,000      5,252,550
-----------------------------------------------------------------
Harris (County of);
  Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(b)(e)(f)    NRR    NRR     2,000      2,250,200
-----------------------------------------------------------------
Houston (City of) Airport
  System; Sub-Lien Series
  2000 B RB
  5.50%, 07/01/30(b)(c)       AAA    Aaa     1,000      1,081,390
-----------------------------------------------------------------
Houston (City of) Water &
  Sewer System; Jr. Lien
  Series 1997 C RB
  5.38%, 12/01/07(b)(e)(f)    AAA    Aaa     2,495      2,716,406
-----------------------------------------------------------------
Katy (City of) Independent
  School District; Limited
  Tax Series 1999 GO
  (CEP-Texas Permanent
  School Fund)
  6.13%, 02/15/32(b)          AAA    Aaa     1,500      1,703,055
-----------------------------------------------------------------
Keller (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26(b)          AAA    Aaa     2,000      2,129,440
-----------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05 (Acquired
  09/13/94; Cost
  $135,000)(b)(c)(g)(h)       AAA    Aaa       135        137,827
-----------------------------------------------------------------
Laredo (City of) Community
  College District; Limited
  Tax Series 2002 GO
  5.25%, 08/01/27(b)(c)       AAA    Aaa     1,000      1,074,230
-----------------------------------------------------------------
  5.25%, 08/01/32(b)(c)       AAA    Aaa     1,000      1,064,270
-----------------------------------------------------------------
Little Elm (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 1999
  GO (CEP-Texas Permanent
  School Fund)
  6.00%, 08/15/35(b)          AAA    --      4,000      4,552,320
-----------------------------------------------------------------
  Refunding Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  6.13%, 08/15/35(b)          AAA    --      1,000      1,160,440
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
TEXAS-(CONTINUED)

Lockhart (City of) Tax &
  Utility Systems; Limited
  Tax Series 1996 GO Ctfs.
  5.85%, 08/01/11(b)(c)       AAA    Aaa    $  605   $    634,094
-----------------------------------------------------------------
  5.90%, 08/01/06(b)(e)(f)    AAA    Aaa     1,100      1,158,674
-----------------------------------------------------------------
Lubbock (City of) Health
  Facilities Development
  Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13(b)          AA-    Aa3     1,000      1,072,010
-----------------------------------------------------------------
Manor (City of) Independent
  School District; Refunding
  Unlimited Tax Series 2004
  GO (CEP-Texas Permanent
  School Fund)
  5.00%, 08/01/27(b)          AAA    Aaa     1,000      1,053,300
-----------------------------------------------------------------
  5.00%, 08/01/29(b)          AAA    Aaa     1,000      1,046,150
-----------------------------------------------------------------
Montgomery (County of);
  Permanent Improvement
  Limited Tax Series 2000 GO
  5.25%, 09/01/20(b)(c)       AAA    Aaa     1,000      1,082,160
-----------------------------------------------------------------
Nacogdoches (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Texas Permanent
  School Fund)
  5.30%, 02/15/25(b)          AAA    Aaa     2,765      2,948,320
-----------------------------------------------------------------
Northside Independent School
  District; Unlimited Tax
  Series 1999 A GO
  (CEP-Texas Permanent
  School Fund)
  5.50%, 08/15/24(b)          AAA    Aaa     1,000      1,096,770
-----------------------------------------------------------------
Nueces River Authority
  (Corpus Christi Lake
  Project); Water Supply
  Facilities Series 1997 RB
  5.50%, 03/01/27(b)(c)       AAA    Aaa     1,900      1,976,703
-----------------------------------------------------------------
Pasadena (City of); Limited
  Tax Series 2002 GO Ctfs.
  5.25%, 04/01/32(b)(c)       AAA    Aaa     2,000      2,100,660
-----------------------------------------------------------------
Pflugerville (City of)
  Independent School
  District; Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/23(b)          AAA    Aaa     1,615      1,780,457
-----------------------------------------------------------------
Plano (City of); Limited Tax
  Series 2000 GO
  5.88%, 09/01/19(b)          AAA    Aaa       850        969,476
-----------------------------------------------------------------
Richardson (City of); Hotel
  Occupancy Limited Tax
  Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)(c)       AAA    Aaa     2,000      2,237,300
-----------------------------------------------------------------
Richardson (City of);
  Limited Tax Series 2001 GO
  Ctfs.
  5.00%, 02/15/19(b)          AA+    Aa1     1,720      1,821,772
-----------------------------------------------------------------
Rockwall (City of)
  Independent School
  District (School
  Building); Unlimited Tax
  Series 2003 GO (CEP-Texas
  Permanent School Fund)
  5.25%, 02/15/29(b)          AAA    Aaa     1,000      1,067,440
-----------------------------------------------------------------

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------
TEXAS-(CONTINUED)

San Angelo (City of)
  Waterworks & Sewer System;
  Refunding & Improvement
  Series 2001 RB
  5.25%, 04/01/19(b)(c)       AAA    Aaa    $1,000   $  1,087,520
-----------------------------------------------------------------
San Antonio (City of)
  Independent School
  District; Unlimited Tax
  Series 1999 GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/24(b)          AAA    Aaa     3,500      3,830,960
-----------------------------------------------------------------
San Antonio (City of);
  Limited Tax Series 2000 A
  GO
  5.38%, 02/01/19(b)          AA+    Aa2     1,185      1,300,182
-----------------------------------------------------------------
San Antonio (City of);
  Refunding Water Series
  1999 RB
  5.88%, 05/15/18(b)          AA-    Aa3     1,000      1,129,550
-----------------------------------------------------------------
Schertz-Cibolo-Universal
  City Independent School
  District; Refunding &
  Building Unlimited Tax
  Series 2001 GO (CEP-Texas
  Permanent School Fund)
  5.13%, 08/01/25(b)          --     Aaa     1,535      1,628,405
-----------------------------------------------------------------
Southlake (City of);
  Refunding Limited Tax
  Series 2004 GO
  5.20%, 02/15/26(b)(c)       AAA    Aaa     1,000      1,073,920
-----------------------------------------------------------------
Spring Branch (City of)
  Independent School
  District; Limited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.75%, 02/01/24(b)          AAA    Aaa     5,000      5,584,200
-----------------------------------------------------------------
Texas (State of) (Water
  Financial Assistance);
  Unlimited Tax 1999 GO
  5.50%, 08/01/24(b)          AA     Aa1     1,500      1,642,695
-----------------------------------------------------------------
Texas (State of) Department
  of Housing & Community
  Affairs (Asmara Affordable
  Housing Inc. Project);
  Multifamily Housing Series
  1996 A RB
  6.30%, 01/01/07(b)(e)(f)    AAA    NRR       310        334,803
-----------------------------------------------------------------
Texas (State of) North
  Central Health Facilities
  Development Corp. (Texas
  Health Resources System);
  Series 1997 B RB
  5.75%, 02/15/12(b)(c)       AAA    Aaa     2,000      2,189,340
-----------------------------------------------------------------
Texas (State of) Public
  Property Finance Corp.
  (Mental Health & Mental
  Retardation); Series 1996
  RB
  6.20%, 09/01/16(b)          BBB+   --        700        714,651
-----------------------------------------------------------------
Texas (State of); Refunding
  Water Development
  Unlimited Tax Series 2001
  A GO
  5.25%, 08/01/35(b)          AA     Aa1     1,840      1,942,396
-----------------------------------------------------------------
Town Center Improvement
  District; Sales & Hotel
  Occupancy Tax Series 2001
  RB
  5.13%, 03/01/21(b)(c)       AAA    Aaa     2,500      2,660,050
-----------------------------------------------------------------
  5.13%, 03/01/23(b)(c)       AAA    Aaa     1,000      1,059,580
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
TEXAS-(CONTINUED)

Town Center Improvement
  District; Sales & Hotel
  Occupancy Tax Series 2001
  RB
  5.25%, 03/01/27(b)(c)       AAA    Aaa    $2,800   $  2,973,124
-----------------------------------------------------------------
United Independent School
  District; Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.13%, 08/15/26(b)          AAA    Aaa     1,000      1,061,850
-----------------------------------------------------------------
University of Texas
  Financing System; Series
  1999 B RB
  5.70%, 08/15/09(b)(e)(f)    AAA    Aaa     1,000      1,125,370
-----------------------------------------------------------------
Waxahachie (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series 2002
  GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26(b)          --     Aaa     3,400      3,620,048
-----------------------------------------------------------------
  5.25%, 08/15/30(b)          --     Aaa     2,890      3,048,256
-----------------------------------------------------------------
  5.38%, 08/15/27(b)          --     Aaa     2,000      2,143,640
-----------------------------------------------------------------
Weatherford (City of)
  Independent School
  District; Prerefunded
  Unlimited Tax Series 1994
  GO (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/05(b)(e)(f)    NRR    Aaa       900        901,341
-----------------------------------------------------------------
  Unrefunded Unlimited Tax
  Series 1994 GO (CEP-Texas
  Permanent School Fund)
  6.40%, 02/15/12(b)          --     Aaa       100        100,406
-----------------------------------------------------------------
West University Place (City
  of); Permanent Improvement
  Limited Tax Series 2000 GO
  5.30%, 02/01/18(b)(c)       AAA    Aaa     1,000      1,088,990
-----------------------------------------------------------------
  5.35%, 02/01/20(b)(c)       AAA    Aaa     2,150      2,321,613
-----------------------------------------------------------------
Ysleta (City of) Independent
  School District Public
  Facilities Corp.;
  Refunding Lease Series
  2001 RB
  5.38%, 11/15/24(b)(c)       AAA    Aaa     1,300      1,383,863
=================================================================
                                                      117,720,697
=================================================================

UTAH-0.64%

Intermountain Power Agency;
  Power Supply Series 1995 B
  RB
  5.00%, 07/01/16(b)(e)       NRR    NRR     1,240      1,249,697
-----------------------------------------------------------------
Salt Lake (County of)
  (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27(b)          BBB    --      1,000      1,042,140
-----------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Mortgage Sub-Series
  2000 B-1 RB (CEP-FHA/VA)
  6.00%, 07/01/10(b)(d)       AA-    Aa3       110        111,972
-----------------------------------------------------------------
Washington City (City of);
  Sales Tax Series 2003 RB
  5.00%, 11/15/23(b)(c)       AAA    Aaa       915        975,866
=================================================================
                                                        3,379,675
=================================================================

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------

VERMONT-0.28%

Vermont (State of)
  Educational & Health
  Buildings Financing Agency
  (Fletcher Allen Health
  Care); Hospital Series
  2000 A RB
  6.00%, 12/01/23(b)(c)       AAA    Aaa    $1,000   $  1,142,290
-----------------------------------------------------------------
Vermont (State of) Housing
  Finance Agency; Single
  Family Housing Series
  1994-5 RB
  6.88%, 11/01/16(b)(d)       A+     A1        300        302,847
=================================================================
                                                        1,445,137
=================================================================

VIRGINIA-1.46%

Fauquier (County of)
  Industrial Development
  Authority; Hospital Series
  2002 IDR
  5.25%, 10/01/31(b)(c)       AA     --      1,000      1,061,400
-----------------------------------------------------------------
  5.50%, 10/01/17(b)(c)       AA     --        500        565,295
-----------------------------------------------------------------
Henrico (County of) Economic
  Development Authority
  (Virginia United Methodist
  Homes Inc.); Refunding
  Residential Care Facility
  Series 2002 A RB
  6.50%, 06/01/22(b)(h)       --     --      2,000      2,118,440
-----------------------------------------------------------------
King George (County of)
  Industrial Development
  Authority; Lease Series
  2004 RB
  5.00%, 03/01/25(b)(c)       AAA    Aaa     1,100      1,175,240
-----------------------------------------------------------------
Norton (City of) Industrial
  Development Authority
  (Norton Community
  Hospital); Refunding &
  Improvement Hospital
  Series 2001 RB
  6.00%, 12/01/22(b)(c)        A     --      1,000      1,087,880
-----------------------------------------------------------------
Virginia (State of) Housing
  Development Authority;
  Series 2000 D RB
  5.70%, 04/01/11(b)(d)       AA+    Aa1     1,500      1,621,590
=================================================================
                                                        7,629,845
=================================================================

WASHINGTON-1.83%

Clark (County of) (Camas
  School District No. 117);
  Unlimited Tax Series 1995
  GO
  6.00%, 12/01/05(b)(e)(f)    AAA    Aaa     1,000      1,031,800
-----------------------------------------------------------------
King (County of); Sewer
  Series 1999 RB
  5.50%, 01/01/22(b)(c)       AAA    Aaa     1,000      1,078,540
-----------------------------------------------------------------
Pend Oreille (County of)
  Public Utility District
  No. 1; Electric Series
  1996 B RB
  6.30%, 01/01/17(b)          BBB+   A3      1,400      1,466,080
-----------------------------------------------------------------
Pierce (County of) White
  River School District No.
  416; Unlimited Tax Series
  2000 GO
  5.35%, 12/01/09(b)          --     Aa1     1,550      1,709,573
-----------------------------------------------------------------
Washington (State of) Health
  Care Facilities Authority
  (Providence Health System
  Project); Series 2001 A RB
  5.25%, 10/01/21(b)(c)       AAA    Aaa     2,000      2,165,480
-----------------------------------------------------------------


                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE
-----------------------------------------------------------------
WASHINGTON-(CONTINUED)

Washington (State of) Public
  Power Supply System
  (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)(c)       AAA    Aaa    $2,000   $  2,125,540
=================================================================
                                                        9,577,013
=================================================================

WISCONSIN-1.66%

Adams-Friendship (Cities of)
  School District; Refunding
  Unlimited Tax Series 1996
  GO
  6.50%, 04/01/15(b)(c)       AAA    Aaa     1,340      1,648,897
-----------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sinai Samaritan
  Medical Center Inc.);
  Series 1996 RB
  5.75%, 08/15/16(b)(c)       AAA    Aaa     1,500      1,595,400
-----------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Sisters of the
  Sorrowful Mother Ministry
  Corp.); Series 1997 A RB
  5.90%, 08/15/24(b)(c)       AAA    Aaa     2,500      2,692,625
-----------------------------------------------------------------
Wisconsin (State of);
  Unlimited Tax Series 2000
  C GO
  5.50%, 05/01/10(b)(e)(f)    NRR    NRR     2,500      2,764,000
=================================================================
                                                        8,700,922
=================================================================

                               RATINGS(a)    PAR        MARKET
                              S&P  MOODY'S  (000)       VALUE

-----------------------------------------------------------------

WYOMING-0.40%

Natrona (County of) (Wyoming
  Medical Center Project);
  Hospital Series 1995 RB
  6.00%, 03/15/06(b)(e)(f)    AAA    Aaa    $1,000   $  1,051,420
-----------------------------------------------------------------
Sweetwater (County of)
  (Idaho Power Co. Project);
  Refunding Series 1996 A
  PCR
  6.05%, 07/15/26(b)          BBB   Baa1     1,000      1,060,330
=================================================================
                                                        2,111,750
=================================================================
Total Municipal Obligations
  (Cost $471,978,981)                                 516,652,387
=================================================================
TOTAL INVESTMENTS-98.60%
  (Cost $471,977,981)                                 516,652,387
=================================================================
OTHER ASSETS LESS
  LIABILITIES-1.40%                                     7,341,740
=================================================================
NET ASSETS-100.00%                                   $523,994,127
_________________________________________________________________
=================================================================

Investment Abbreviations:

CEP    - Credit Enhancement Provider
COP    - Certificate of Participation
Ctfs.  - Certificates
FHA    - Federal Housing Administration
GNMA   - Government National Mortgage Association
GO     - General Obligation Bonds
Gtd.   - Guaranteed
IDR    - Industrial Development Revenue Bonds
Jr.    - Junior
LOC    - Letter of Credit
NRR    - Not Re-Rated
PCR    - Pollution Control Revenue Bonds
RB     - Revenue Bonds
Sr.    - Senior
Sub.   - Subordinated
TAN    - Tax Anticipation Notes
VA     - Department of Veteran's Affairs
VRD    - Variable Rate Demand
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations held by a bank custodian or other highly rated collateral); this funding is pursuant to an advance refunding of this security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $515,696,387, which represented 99.81% of the Fund's Total Investments. See Note 1A.
(c) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., MBIA Insurance Corp., XL Capital Assurance Inc., Radian Asset Assurance, Inc. or ACA Financial Guaranty Corp.
(d)  Security subject to the alternative minimum tax.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations or other highly rated collateral.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $2,734,232, which represented 0.52% of the Fund's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(h) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(i) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at January 31, 2005 was $1,320,108, which represented 0.25% of the Fund's Net Assets.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(k) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rate is redetermined weekly. Rate shown is rate in effect on January 31, 2005.
(l) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $471,978,981)                                $516,652,387
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,260,000
-----------------------------------------------------------
  Fund shares sold                                  312,587
-----------------------------------------------------------
  Interest                                        7,414,927
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                              146,949
-----------------------------------------------------------
Other assets                                         33,233
===========================================================
    Total assets                                525,820,083
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            624,995
-----------------------------------------------------------
  Dividends                                         750,496
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                182,947
-----------------------------------------------------------
Accrued distribution fees                           153,226
-----------------------------------------------------------
Accrued trustees' fees                                1,294
-----------------------------------------------------------
Accrued transfer agent fees                          39,510
-----------------------------------------------------------
Accrued operating expenses                           73,488
===========================================================
    Total liabilities                             1,825,956
===========================================================
Net assets applicable to shares outstanding    $523,994,127
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $487,425,799
-----------------------------------------------------------
Undistributed net investment income                 501,947
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (8,607,025)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     44,673,406
===========================================================
                                               $523,994,127
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $275,165,514
___________________________________________________________
===========================================================
Class B                                        $ 62,855,692
___________________________________________________________
===========================================================
Class C                                        $ 20,277,111
___________________________________________________________
===========================================================
Investor Class                                 $165,695,810
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          33,454,412
___________________________________________________________
===========================================================
Class B                                           7,628,797
___________________________________________________________
===========================================================
Class C                                           2,466,506
___________________________________________________________
===========================================================
Investor Class                                   20,123,169
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.23
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.23 divided
      by 95.25%)                               $       8.64
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.24
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.22
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       8.23
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $14,068,605
=========================================================================

EXPENSES:

Advisory fees                                                   1,162,902
-------------------------------------------------------------------------
Administrative services fees                                       76,635
-------------------------------------------------------------------------
Custodian fees                                                     13,774
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         349,486
-------------------------------------------------------------------------
  Class B                                                         336,909
-------------------------------------------------------------------------
  Class C                                                         105,961
-------------------------------------------------------------------------
  Investor Class                                                  102,002
-------------------------------------------------------------------------
Transfer agent fees                                               209,174
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,903
-------------------------------------------------------------------------
Other                                                             145,176
=========================================================================
    Total expenses                                              2,519,922
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (19,329)
=========================================================================
    Net expenses                                                2,500,593
=========================================================================
    Net investment income                                      11,568,012
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,328,293
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,081,635
=========================================================================
Net gain from investment securities                            14,409,928
=========================================================================
Net increase in net assets resulting from operations          $25,977,940
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $11,568,012     $ 23,442,127
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  1,328,293        2,067,329
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      13,081,635       (3,059,914)
==========================================================================================
    Net increase in net assets resulting from operations       25,977,940       22,449,542
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (6,163,859)     (13,475,464)
------------------------------------------------------------------------------------------
  Class B                                                      (1,238,178)      (3,097,555)
------------------------------------------------------------------------------------------
  Class C                                                        (389,835)        (865,928)
------------------------------------------------------------------------------------------
  Investor Class                                               (3,792,757)      (5,397,173)
==========================================================================================
    Decrease in net assets resulting from distributions       (11,584,629)     (22,836,120)
==========================================================================================
Share transactions-net:
  Class A                                                     (14,796,498)     (47,916,010)
------------------------------------------------------------------------------------------
  Class B                                                      (8,924,331)     (27,822,577)
------------------------------------------------------------------------------------------
  Class C                                                      (1,678,553)      (4,060,139)
------------------------------------------------------------------------------------------
  Investor Class                                               (6,348,694)     170,799,558
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (31,748,076)      91,000,832
==========================================================================================
    Net increase (decrease) in net assets                     (17,354,765)      90,614,254
==========================================================================================

NET ASSETS:

  Beginning of period                                         541,348,892      450,734,638
==========================================================================================
  End of period (including undistributed net investment
    income of $501,947 and $518,564, respectively)            $523,994,127    $541,348,892
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value. Securities with a demand feature exercisable within one to seven days are valued at par.

       Securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Fund's valuation committee following procedures approved by the Board of Trustees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $14,357 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $76,635.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended January 31, 2005, the Fund paid AISI $209,174.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $349,486, $336,909, $105,961 and $102,002 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $13,141 in front-end sales commissions from the sale of Class A shares and $67, $1,475 and $944 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $4,972.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $3,267 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $  873,115
-----------------------------------------------------------------------------
July 31, 2008                                                     8,995,421
=============================================================================
Total capital loss carryforward                                  $9,868,536
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO Tax-Free Bond Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $12,260,725 and $43,693,075, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $45,950,591
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,324,195)
===============================================================================
Net unrealized appreciation of investment securities               $44,626,396
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $472,025,991.

NOTE 8--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                   JANUARY 31, 2005                JULY 31, 2004
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,034,242    $  8,432,620     10,263,606    $  82,264,724
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        297,369       2,426,362        816,417        6,635,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        138,512       1,130,214      1,156,347        9,457,964
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              412,339       3,364,298        964,137        7,809,102
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        407,820       3,326,318        914,061        7,407,622
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         92,730         757,571        243,066        1,973,710
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         30,932         252,195         73,294          593,768
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              336,573       2,748,099        485,539        3,937,944
========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                             --              --        181,334        1,481,885
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         81,647          667,854
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        205,579        1,679,589
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     22,822,011      186,469,042
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        232,922       1,901,363        800,622        6,481,534
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (232,405)     (1,901,363)      (799,315)      (6,481,534)
========================================================================================================================
Reacquired:
  Class A                                                     (3,495,917)    (28,456,799)   (18,113,134)    (145,551,775)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,250,691)    (10,206,901)    (3,784,767)     (30,617,830)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (375,700)     (3,060,962)    (1,956,450)     (15,791,460)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (1,530,520)    (12,461,091)    (3,366,910)     (27,416,530)
========================================================================================================================
                                                              (3,901,794)   $(31,748,076)    10,987,084    $  91,000,832
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business on November 21, 2003. INVESCO Tax-Free Bond Fund's net assets at that date of $190,298,370, including $16,453,346 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                        SEVEN MONTHS
                                                      ENDED                      YEAR ENDED JULY 31,                    ENDED
                                                   JANUARY 31,       --------------------------------------------      JULY 31,
                                                      2005             2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   8.01         $   7.96    $   8.06    $   8.06    $   7.83      $   7.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.18             0.37        0.37        0.38(a)     0.40          0.24(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.22             0.04       (0.09)       0.00        0.23          0.09
=================================================================================================================================
    Total from investment operations                    0.40             0.41        0.28        0.38        0.63          0.33
=================================================================================================================================
Less dividends from net investment income              (0.18)           (0.36)      (0.38)      (0.38)      (0.40)        (0.24)
=================================================================================================================================
Net asset value, end of period                      $   8.23         $   8.01    $   7.96    $   8.06    $   8.06      $   7.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         5.05%            5.19%       3.43%       4.84%       8.28%         4.32%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $275,166         $282,430    $328,280    $339,545    $322,437      $283,416
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.85%(d)(e)      0.85%(e)     0.82%      0.81%       0.85%         0.85%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                4.41%(d)         4.53%       4.55%       4.79%(a)     5.06%        5.32%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                 2%              14%         20%         35%         28%           18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $277,309,740.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the six months ended January 31, 2005 and for the year ended July 31, 2004 was 0.86% and 0.86%, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                                                     SEVEN MONTHS
                                                         ENDED                     YEAR ENDED JULY 31,                  ENDED
                                                      JANUARY 31,       -----------------------------------------      JULY 31,
                                                         2005            2004       2003        2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  8.02         $  7.98    $  8.07    $   8.07    $  7.84      $  7.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.15            0.31       0.31        0.32(a)    0.34         0.21(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        0.22            0.03      (0.08)       0.00       0.23         0.08
=================================================================================================================================
    Total from investment operations                       0.37            0.34       0.23        0.32       0.57         0.29
=================================================================================================================================
Less dividends from net investment income                 (0.15)          (0.30)     (0.32)      (0.32)     (0.34)       (0.20)
=================================================================================================================================
Net asset value, end of period                          $  8.24         $  8.02    $  7.98    $   8.07    $  8.07      $  7.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            4.66%           4.28%      2.79%       4.05%      7.46%        3.84%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $62,856         $69,956    $97,030    $104,150    $86,565      $67,363
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.60%(d)(e)     1.60%(e)    1.57%      1.56%      1.60%        1.61%(f)
=================================================================================================================================
Ratio of net investment income to average net assets       3.66%(d)        3.78%      3.80%       4.04%(a)    4.31%       4.56%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                    2%             14%        20%         35%        28%          18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $66,832,466.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the six months ended January 31, 2005 and for the year ended July 31, 2004 was 1.61% and 1.61%, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS                                                          SEVEN MONTHS
                                                    ENDED                         YEAR ENDED JULY 31,                   ENDED
                                                 JANUARY 31,          -------------------------------------------      JULY 31,
                                                    2005               2004          2003       2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  8.00            $  7.96       $  8.06    $  8.05    $  7.83       $ 7.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.15               0.31          0.31       0.32(a)    0.34         0.21(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.22               0.03         (0.09)      0.01       0.22         0.08
=================================================================================================================================
    Total from investment operations                  0.37               0.34          0.22       0.33       0.56         0.29
=================================================================================================================================
Less dividends from net investment income            (0.15)             (0.30)        (0.32)     (0.32)     (0.34)       (0.20)
=================================================================================================================================
Net asset value, end of period                     $  8.22            $  8.00       $  7.96    $  8.06    $  8.05       $ 7.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       4.67%              4.29%         2.67%      4.19%      7.34%        3.85%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $20,277            $21,391       $25,425    $29,175    $17,889       $8,252
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.60%(d)(e)        1.60%(e)      1.57%      1.56%      1.60%        1.61%(f)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              3.66%(d)           3.78%         3.80%      4.04%(a)    4.31%       4.56%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                               2%                14%           20%        35%        28%          18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $21,019,458.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the six months ended January 31, 2005 and for the year ended July 31, 2004 was 1.61% and 1.61%, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.02              $   8.16
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.19                  0.32
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.21                 (0.16)
==================================================================================================
    Total from investment operations                               0.40                 (0.16)
==================================================================================================
Less dividends from net investment income                         (0.19)                (0.30)
==================================================================================================
Net asset value, end of period                                 $   8.23              $   8.02
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    4.99%                 2.03%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $165,696              $167,571
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                            0.73%(b)              0.65%(c)(d)
==================================================================================================
Ratio of net investment income to average net assets               4.53%(b)              4.73%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                            2%                   14%
__________________________________________________________________________________________________
==================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $165,365,037.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the period ended July 31, 2004 was 0.72% (annualized).
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES              OFFICERS                                                      OFFICE OF THE FUND
Bob R. Baker                   Bruce L. Crockett                                             11 Greenway Plaza
Frank S. Bayley                Chair                                                         Suite 100
James T. Bunch                                                                               Houston, TX 77046-1173
Bruce L. Crockett              Robert H. Graham
Albert R. Dowden               Vice Chair and President                                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                                           A I M Advisors, Inc.
Jack M. Fields                 Mark H. Williamson                                            11 Greenway Plaza
Carl Frischling                Executive Vice President                                      Suite 100
Robert H. Graham                                                                             Houston, TX 77046-1173
Gerald J. Lewis                Lisa O. Brinkley
Prema Mathai-Davis             Senior Vice President and Chief Compliance Officer            TRANSFER AGENT
Lewis F. Pennock                                                                             AIM Investment Services, Inc.
Ruth H. Quigley                Russell C. Burk                                               P.O. Box 4739
Larry Soll                     Senior Vice President                                         Houston, TX 77210-4739
Mark H. Williamson
                               Kevin M. Carome                                               CUSTODIAN
                               Senior Vice President, Secretary and Chief Legal Officer      The Bank of New York
                                                                                             2 Hanson Place
                               Sidney M. Dilgren                                             Brooklyn, NY 11217-1431
                               Vice President and Treasurer
                                                                                             COUNSEL TO THE FUND
                               Robert G. Alley                                               Ballard Spahr
                               Vice President                                                Andrews & Ingersoll, LLP
                                                                                             1735 Market Street
                               Stuart W. Coco                                                Philadelphia, PA 19103-7599
                               Vice President
                                                                                             COUNSEL TO THE INDEPENDENT TRUSTEES
                               J. Philip Ferguson                                            Kramer, Levin, Naftalis & Frankel LLP
                               Vice President                                                919 Third Avenue
                                                                                             New York, NY 10022-3852
                               Karen Dunn Kelley
                               Vice President                                                DISTRIBUTOR
                                                                                             A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
                                                                                             Suite 100
                                                                                             Houston, TX 77046-1173

         DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                      TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                          AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)                AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund                 AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                         AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                            AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                             AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)             AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                     AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)           Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                                  Premier U.S. Government Money
AIM Emerging Growth Fund                                                                       Portfolio(1)
AIM Large Cap Basic Value Fund                        SECTOR EQUITY
AIM Large Cap Growth Fund                                                                      TAX-FREE
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                       AIM Tax-Exempt Cash Fund
AIM Mid Cap Stock Fund1                      AIM Gold & Precious Metals Fund(1)                AIM Tax-Free Intermediate Fund
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                       Premier Tax-Exempt Portfolio
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                                   AIM ALLOCATION SOLUTIONS
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)                             AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)                                                                   AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)                                                                   AIM Moderate Allocation Fund
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)                    ================================================================================
AIM Trimark Endeavor Fund                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Small Companies Fund             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Weingarten Fund                          FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
                                             ================================================================================
* Domestic equity and income fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 LTD-SAR-1           A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                            AIM REAL ESTATE FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM REAL ESTATE FUND SEEKS TO ACHIEVE HIGH TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             The Fund files its complete schedule of
                                                                                           portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             and Exchange Commission ("SEC") for the
not available as an investment for           Composite Index of 500 Stocks (the S&P        1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      on Form N-Q. The Fund's Form N-Q filings
Section 401 of the Internal Revenue          index of common stocks frequently used        are available on the SEC's Web site,
Code, including 401(k) plans, money          as a general measure of U.S. stock            sec.gov. Copies of the Fund's Forms N-Q
purchase pension plans and profit            market performance.                           may be reviewed and copied at the SEC's
sharing plans. Plans that have existing                                                    Public Reference Room at 450 Fifth
accounts invested in Class B shares will     o The unmanaged Lipper Real Estate Fund       Street, N.W., Washington, D.C.
continue to be allowed to make               Index represents an average of the            20549-0102. You can obtain information on
additional purchases.                        performance of the 30 largest real            the operation of the Public Reference
                                             estate funds tracked by Lipper, Inc., an      Room, including information about
o Class R shares are available only to       independent mutual fund performance           duplicating fee charges, by calling
certain retirement plans. Please see the     monitor.                                      1-202-942-8090 or by electronic request
prospectus for more information.                                                           at the following E-mail address:
                                             o The Morgan Stanley REIT Index is a          publicinfo@sec.gov. The SEC file numbers
o Investor Class shares are closed to        total-return index composed of the most       for the Fund are 811-5686 and 33-39519.
most investors. For more information on      actively traded real estate investment        The Fund's most recent portfolio
who may continue to invest in the            trusts and is designed to be a measure        holdings, as filed on Form N-Q, are also
Investor Class shares, please see the        of real estate equity performance. The        available at AIMinvestments.com.
prospectus.                                  index was developed with a base value of
                                             200 as of December 31, 1994.                  A description of the policies and
PRINCIPAL RISKS OF INVESTING IN THE                                                        procedures that the Fund uses to
FUND                                         o The Fund is not managed to track the        determine how to vote proxies relating
                                             performance of any particular index,          to portfolio securities is available
o The Fund may invest up to 25% of its       including the indexes defined here, and       without charge, upon request, from our
assets in the securities of non-U.S.         consequently, the performance of the          Client Services department at
issuers. International investing             Fund may deviate significantly from the       800-959-4246 or on the AIM Web site,
presents certain risks not associated        performance of the indexes.                   AIMinvestments.com. On the home page,
with investing solely in the United                                                        scroll down and click on AIM Funds Proxy
States. These include risks relating to      o A direct investment cannot be made in       Policy. The information is also
fluctuations in the value of the U.S.        an index. Unless otherwise indicated,         available on the Securities and Exchange
dollar relative to the values of other       index results include reinvested              Commission's Web site, sec.gov.
currencies, the custody arrangements         dividends, and they do not reflect sales
made for the Fund's foreign holdings,        charges. Performance of an index of           Information regarding how the Fund voted
differences in accounting, political         funds reflects fund expenses;                 proxies related to its portfolio
risks and the lesser degree of public        performance of a market index does not.       securities during the 12 months ended
information required to be provided by                                                     6/30/04 is available at our Web site. Go
non-U.S. companies.                          OTHER INFORMATION                             to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
o Investing in a single-sector or            o The returns shown in the Management's       then click on Proxy Voting Activity.
single-region mutual fund involves           Discussion of Fund Performance are based      Next, select the Fund from the drop-down
greater risk and potential reward than       on net asset values calculated for            menu.
investing in a more diversified fund.        shareholder transactions. Generally
                                             accepted accounting principles require
o The Fund invests substantial assets in     adjustments to be made to the net assets
real estate investment trusts (REITs),       of the Fund at period end for financial
which present risks not associated with      reporting purposes, and as such, the net
investing in stocks.                         asset values for shareholder
                                             transactions and the returns based on
o REITs tend to be small- to medium-sized    those net asset values may differ from
companies. REIT shares, like other           the net asset values and returns
smaller company shares, may be more          reported in the Financial Highlights.
volatile than and perform differently
from larger-company shares. There may be
less trading in a smaller company's
shares, which means that buy and sell
transactions in those shares could have
a larger impact on the share's prices
than in the case with larger-company
shares.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIR

[GRAHAM             It is our pleasure to introduce you to Bruce Crockett, the
PHOTO]              new Chair of the Board of Trustees of the AIM Funds. Bob
                    Graham has served as Chairman of the Board of Trustees of
ROBERT H. GRAHAM    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
                    recent settlements with certain regulators. Accordingly, the
[WILLIAMSON         AIM Funds' Board elected Mr. Crockett, one of the 13
PHOTO]              independent trustees on the AIM Funds' Board, as Chair. His appointment became effective on October 4, 2004. Mr. Graham
MARK H. WILLIAMSON  remains on the Funds' Board as Vice Chair and President, as does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

                       Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those
[CROCKETT           funds since 1978. Mr. Crockett has more than 30 years of
PHOTO]              experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He
BRUCE L. CROCKETT   is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM        /S/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


Strong real estate investment trust          helped the Fund achieve strong relative          We believed, however, that REIT
(REIT) performance in the last half of       performance compared to the Morgan            valuations remained at a premium to
2004 helped boost Fund performance for       Stanley REIT Index. Moreover, as              their underlying property values during
the six months ended January 31,             compelling as the six-month returns are,      the latter part of 2004. We, therefore,
2005--the period covered by this             our focus remains on picking stocks           modestly increased our cash position,
semiannual report. Indeed, despite a         which we believe will outperform              our small portion of assets in foreign
downturn in the REIT market in January       REIT-oriented benchmarks over several         investments and our holdings of
2005, the Fund posted double-digit           years.                                        preferred stocks.
returns for the six-month reporting
period as noted in the table below.          HOW WE INVEST                                    This positioning paid off in January
                                                                                           2005 as the REIT market sold off due to
========================================     Our goal is to create a portfolio that        profit taking and concerns over rising
FUND VS. INDEXES                             will perform at or above REIT index           interest rates. In addition, some REITs
                                             levels with a comparable level of risk.       reported missing their fourth-quarter
TOTAL RETURNS, 7/31/04-1/31/05,              To accomplish this goal, we use a             earnings estimates. Our defensive
EXCLUDING APPLICABLE SALES CHARGES. IF       fundamentals-driven investment process to     posture helped us better weather the
SALES CHARGES WERE INCLUDED, RETURNS         identify REITs with high quality              downdraft in January.
WOULD BE LOWER.                              underlying properties, strong management
                                             teams and attractive relative                    As mentioned earlier, we generally
Class A Shares              15.58%           valuations. In order to control risk,         have a small position in foreign REITs.
                                             the portfolio is diversified by both          While a minor part of the portfolio,
Class B Shares              15.20            property type and geographic location.        they play a role in diversification and
                                                                                           managing risk. Selected foreign
Class C Shares              15.18            MARKET CONDITIONS AND YOUR FUND               property-related stocks are currently
                                                                                           offering attractive valuations as
Class R Shares              15.43            In the second half of 2004, earnings          several are trading below net asset
                                             growth expectations and an increasing         value--in the U.S., REITs are generally
Investor Class Shares       15.59            level of consolidations, particularly in      trading at a premium to underlying
                                             the retail mall sector, drove REIT            property values. Foreign exchange rates
S&P 500 Index (Broad                         prices higher. Although premature             are also a factor, as we do not hedge
Market Index)                8.15            interest rate fears helped drive down         currencies. During the reporting period,
                                             the REIT market in April, through the         the Canadian and Australian dollars,
Morgan Stanley REIT Index                    last half of 2004 investors were              euro, pound and yen all appreciated
(Style-specific Index)      13.64            encouraged by rate increases that were        against the U.S. dollar. For the
                                             moderate and measured. With continued         reporting period as a whole, foreign
Lipper Real Estate Fund                      support for the asset class, REITs            currency appreciation added to Fund
Index (Peer Group Index)    16.12            continued to outdistance the broad            performance. However, the U.S. dollar
                                             market in the last half of 2004.              rallied significantly during January
Source: Lipper, Inc.                                                                       2005. Foreign currency depreciation,
========================================                                                   therefore, offset some benefits we might
                                                                                           have had from our foreign investments
   We are pleased to report that the                                                       during the month of January.
Fund outperformed or tracked all of its
benchmark indexes during the reporting
period. As illustrated in the table
above, REITs outperformed the broad
market, hence the Fund's higher return
than that of the S&P 500 Index.
Favorable sector and stock selection


====================================================================================================================================
PORTFOLIO COMPOSITION                                                   TOP 10 EQUITY HOLDINGS*
By property type                                                         1. General Growth Properties, Inc. 6.1%
 1. Regional Malls                                       19.3%           2. Simon Property Group, Inc.      5.9
 2. Office Properties                                    15.6            3. ProLogis                        5.4
 3. Apartments                                           14.2            4. Vornado Realty Trust            4.2
 4. Lodging-Resorts                                      10.4            5. Boston Properties, Inc.         4.0
 5. Industrial Properties                                 9.9            6. CenterPoint Properties Trust    3.3
 6. Diversified                                           7.7            7. Macerich Co. (The)              3.2
 7. Shopping Centers                                      6.9            8. SL Green Realty Corp.           3.1
 8. Specialty Properties                                  2.7            9. Hilton Hotels Corp.             2.8
 9. Self Storage Facilities                               1.5           10. Archstone-Smith Trust           2.7
10. Healthcare                                            1.1
11. Industrial/Office Mixed                               0.9
12. Real Estate Management & Development                  0.6
Money Market Funds Plus Other Assets Less Liabilities     9.2

The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
*Excluding money market fund holdings.
====================================================================================================================================

   All property types contributed to the     changes to the portfolio during the                            JOE V. RODRIGUEZ, JR.,
Fund's performance for the year, but         reporting period, we continued to                              Director of Securities
retail REITs, led by regional malls and      maintain exposures to retail, lodging          [RODRIGUEZ      Management, INVESCO
strip centers, made the largest              and offices. The lodging sector has            PHOTO]          Real Estate, is lead
contribution. A specific contributor         staged a come-back with increased                              manager of AIM Real
reflective of our investment discipline      corporate travel and leisure spending.                         Estate Fund and the
is the largest mall operator in the          Hotels are now seeing their first                              head of real estate
U.S., Simon Property Group. Simon owns       meaningful growth in average daily rates      securities for INVESCO. In addition to
and manages approximately 300 regional       since 2001. In the office sector, we          portfolio management, he oversees all
malls across the U.S. and is expanding       continued to favor properties in Midtown      phases of the unit including securities
into Asia and Europe.Simon is led by a       Manhattan, inside the beltway of              research and administration. Mr.
talented management team that has            Washington D.C. and in Southern               Rodriguez, who joined INVESCO in 1990,
produced consistent revenue and earnings     California.                                   has served on the editorial boards of
streams, and the company also has a                                                        the National Association of Real Estate
reasonable valuation versus sector           IN CLOSING                                    Investment Trusts and the Institutional
peers.                                                                                     Real Estate Securities Newsletter. A
                                             Throughout the reporting period,              contributing author for the book Real
   Industrial REITs such as Fund holding     investors continued to express a              Estate Investment Trusts: Structure
ProLogis also performed well. In a           preference for securities backed by           Analysis and Strategy, Mr. Rodriguez has
fractionalized industry, ProLogis is         tangible assets. We are pleased to            served as adjunct professor of economics
emerging as a warehouse and distribution     report another period of strong absolute      at the University of Texas at Dallas. He
leader in key U.S., European and Asian       and relative Fund performance and to          is a member of the National Association
markets. In addition, ProLogis continues     provide shareholders with double-digit        of Business Economists, The American
to have sector-leading growth prospects      returns. We remained committed to our         Real Estate Society and The Institute of
and is led by a highly successful            strategy of investing in high-quality         Certified Financial Planners. Mr.
management team.                             REITs.                                        Rodriguez received his B.B.A. in
                                                                                           economics and finance as well as his
   Given the strong performance of the       The views and opinions expressed in           M.B.A. from Baylor University.
Fund, detractors were isolated to a few      Management's Discussion of Fund
individual holdings. Health Care REIT        Performance are those of A I M Advisors,                       MARK D. BLACKBURN,
detracted slightly from Fund performance     Inc. These views and opinions are             [BLACKBURN       Chartered Financial
during the reporting period. The REIT        subject to change at any time based on        PHOTO]           Analyst, Director of
missed its fourth quarter 2004 earnings      factors such as market and economic                            Securities Research,
estimate and lowered guidance for 2005       conditions. These views and opinions may                       INVESCO Real Estate, is
due to higher-than-expected expenses         not be relied upon as investment advice                        a manager of AIM Real
related to professional fees, taxes and      or recommendations, or as an offer for a      Estate Fund. He serves as a member of
transitional costs associated with the       particular security. The information is       the U.S. Real Estate Securities
replacement of a poorly-performing           not a complete analysis of every aspect       Portfolio Management and Research teams.
operator.                                    of any market, country, industry,             Prior to joining INVESCO in 1998, he was
                                             security or the Fund. Statements of fact      an associate director of the research
   During the reporting period, we           are from sources considered reliable,         department at a brokerage firm. He has
remained well diversified both by            but A I M Advisors, Inc. makes no             approximately 17 years of experience in
property type and by geographic              representation or warranty as to their        institutional investing and risk
location. There were no major                completeness or accuracy. Although            management. Mr. Blackburn received a
                                             historical performance is no guarantee        B.S. in accounting from Louisiana State
=======================================      of future results, these insights may         University and an M.B.A. from Southern
                                             help you understand our investment            Methodist University. He is a Certified
TOTAL NET ASSETS           $1.1 billion      management philosophy.                        Public Accountant and a member of the
TOTAL NUMBER OF HOLDINGS*            84                                                    National Association of Real Estate
                                                   See important Fund and index            Investment Trusts.
=======================================          disclosures inside front cover.
                                                                                                            JAMES W. TROWBRIDGE,
                                                                                            [TROWBRIDGE     portfolio manager,
                                                                                            PHOTO]          INVESCO Real Estate,
                                                                                                            is a manager of AIM
                                                                                                            Real Estate Fund. He is
                                                                                                            a member of the U.S.
                                                                                           Real Estate Securities Portfolio
                                                                                           Management and Research team. Mr.
                                                                                           Trowbridge, who joined INVESCO in 1989,
                                                                                           is responsible for integrating his
                                                                                           knowledge into INVESCO's publicly traded
                                                                                           real estate securities investments. He
                                                                                           specializes in analyzing markets and
                                                                                           property level supply-and-demand
                                                                                           relationships and evaluating REIT
                                                                                           company strategic direction and
                                                                                           management. Prior to joining INVESCO,
                                                                                           Mr. Trowbridge spent five years as a
                                                                                           senior real estate officer. He holds a
                                                                                           B.S. in finance from Indiana University
                                                                                           and is a member of the National
                                                                                           Association of Real Estate Investment
                                                                                           Trusts.

                                                                                           Assisted by the Real Estate Team




                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           TO PAGE 5.





CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      together with the amount you invested,        account values and expenses may not be
                                             to estimate the expenses that you paid        used to estimate your actual ending
As a shareholder of the Fund, you incur      over the period. Simply divide your           account balance or expenses you paid for
two types of costs: (1) transaction          account value by $1,000 (for example, an      the period. You may use this information
costs, which may include sales charges       $8,600 account value divided by $1,000 =      to compare the ongoing costs of
(loads) on purchase payments; contingent     8.6), then multiply the result by the         investing in the Fund and other funds.
deferred sales charges on redemptions;       number in the table under the heading         To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         example with the 5% hypothetical
ongoing costs, including management          Period" to estimate the expenses you          examples that appear in the shareholder
fees; distribution and/or service fees       paid on your account during this period.      reports of the other funds.
(12b-1); and other Fund expenses. This
Example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
Example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period,       an assumed rate of return of 5% per year      any. Therefore, the hypothetical
August 1, 2004 - January 31, 2005.           before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset         you determine the relative total costs
                                             value after expenses for the six months       of owning different funds. In addition,
The table below provides information         ended January 31, 2005, appear in the         if these transactional costs were
about actual account values and actual       table "Fund vs. Indexes" on page 2. The       included, your costs would have been
expenses. You may use the information in     hypothetical                                  higher.
this table,



====================================================================================================================================
                                             ACTUAL                              HYPOTHETICAL
                                                                     (5% annual return before expenses)

            Beginning Account   Ending Account        Expenses        Ending Account          Expenses
Share        Value (8/1/04)    Value (1/31/05)(1)   Paid During       Value (1/31/05)       Paid During
Class                                              Period(2),(3)                           Period(2),(4)
     A          $1,000.00         $1,155.80            $8.26            $1,017.54              $7.73
     B           1,000.00          1,152.00            11.77             1,014.27              11.02
     C           1,000.00          1,151.80            11.77             1,014.27              11.02
     R           1,000.00          1,154.30             9.07             1,016.79               8.49
 Investor        1,000.00          1,155.90             7.72             1,018.05               7.22

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.52%, 2.17%, 2.17%, 1.67% and 1.42% for Class A, B, C, R and
Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the most recent fiscal half year are 1.36%,
2.01%, 2.01%, 1.51% and 1.26% for Class A, B, C, R and Investor Class shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.39, $10.90, $10.90, $8.20 and $6.85 for Class A, B, C, R and Investor Class shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.92, $10.21, $10.21, $7.68 and $6.41 for Class A, B, C, R and Investor Class shares, respectively.
====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON        For More Information Visit
                                                                                           IMAGE]             AIMINVESTMENTS.COM


YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is                Class A share performance reflects
As of 1/31/05, including applicable sales    4/30/04. Returns since that date are          the maximum 4.75% sales charge, and
charges                                      historical returns. All other returns         Class B and Class C share performance
                                             are blended returns of historical Class       reflects the applicable contingent
CLASS A SHARES                               R share performance and restated Class A      deferred sales charge (CDSC) for the
Inception (12/31/96)            10.97%       share performance (for periods prior to       period involved. The CDSC on Class B
 5 Years                        20.74        the inception date of Class R shares) at      shares declines from 5% beginning at the
 1 Year                         15.21        net asset value, adjusted to reflect the      time of purchase to 0% at the beginning
                                             higher Rule 12b-1 fees applicable to          of the seventh year. The CDSC on Class C
CLASS B SHARES                               Class R shares. Class A shares'               shares is 1% for the first year after
Inception (3/3/98)              10.47%       inception date is 12/31/96.                   purchase. Class R shares do not have a
 5 Years                        20.91                                                      front-end sales charge; returns shown
 1 Year                         15.24           Investor Class shares' inception date      are at net asset value and do not
                                             is 9/30/03. Returns since that date are       reflect a 0.75% CDSC that may be imposed
CLASS C SHARES                               historical returns. All other returns         on a total redemption of retirement plan
Inception (5/1/95)              13.47%       are blended returns of historical             assets within the first year. Investor
 5 Years                        21.09        Investor Class share performance and          Class shares do not have a front-end
 1 Year                         19.23        restated Class A share performance (for       sales charge or a CDSC; therefore,
                                             periods prior to the inception date of        performance is at net asset value.
CLASS R SHARES                               Investor Class shares) at net asset
Inception                       11.48%       value and reflect the higher Rule 12b-1          The performance of the Fund's share
 5 Years                        21.73        fees applicable to Class A shares. Class      classes will differ due to different
 1 Year                         20.78        A shares' inception date is 12/31/96.         sales charge structures and class
                                                                                           expenses.
INVESTOR CLASS SHARES                           The performance data quoted represent
Inception                       11.65%       past performance and cannot guarantee            Had the advisor not waived fees
 5 Years                        21.94        comparable future results; current            and/or reimbursed expenses in the past,
 1 Year                         21.08        performance may be lower or higher.           performance would have been lower.
                                             Please visit AIMinvestments.com for the
In addition to returns as of the close       most recent month-end performance.
of the reporting period, industry            Performance figures reflect reinvested
regulations require us to provide            distributions, changes in net asset
average annual total returns as of           value and the effect of the maximum
12/31/04, the most recent calendar           sales charge unless otherwise stated.
quarter-end.                                 Investment return and principal value
                                             will fluctuate so that you may have a
AVERAGE ANNUAL TOTAL RETURNS                 gain or loss when you sell shares.
As of 12/31/04, including applicable
sales charges

CLASS A SHARES
Inception (12/31/96)            12.23%
 5 Years                        22.80
 1 Year                         29.57

CLASS B SHARES
Inception (3/3/98)              11.94%
 5 Years                        23.00
 1 Year                         30.07

CLASS C SHARES
Inception (5/1/95)              14.56%
 5 Years                        23.18
 1 Year                         34.09

CLASS R SHARES
Inception                       12.74%
 5 Years                        23.82
 1 Year                         35.78

INVESTOR CLASS SHARES
Inception                       12.93%
 5 Years                        24.03
 1 Year                         36.16
====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/05

AIM REAL ESTATE FUND


===================================================================================================================================
INSTITUTIONAL CLASS SHARES                    AVERAGE ANNUAL TOTAL RETURNS                Please note that past performance is not
                                              For periods ended 1/31/05                   indicative of future results. More recent
                                                                                          returns may be more or less than those
The following information has been            Inception                     11.70%        shown. All returns assume reinvestment of
prepared to provide Institutional Class         5 Years                     22.02         distributions at net asset value.
shareholders with a performance overview        1 Year                      21.47         Investment return and principal value
specific to their holdings. Institutional       6 Months*                   15.88         will fluctuate so your shares, when
Class shares are offered exclusively to                                                   redeemed, may be worth more or less than
institutional investors, including            AVERAGE ANNUAL TOTAL RETURNS                their original cost. See full report for
defined contribution plans that meet          For periods ended 12/31/04, most recent     information on comparative benchmarks.
certain criteria.                             calendar quarter-end                        Please consult your fund prospectus for
                                                                                          more information. For the most current
                                              Inception                     12.96%        month-end performance, please call
                                                5 Years                     24.09         800-451-4246 or visit AIMinvestments.com.
                                                1 Year                      36.47
                                                6 Months*                   26.96

                                              *Cumulative total return that has not
                                              been annualized

                                              Institutional Class shares have no sales
                                              charge; therefore, performance is at NAV.

                                                Institutional Class shares' inception
                                              date is 4/30/04. Returns since that date
                                              are historical returns. All other returns
                                              are blended returns of historical
                                              Institutional Class share performance and
                                              restated Class A share performance (for
                                              periods prior to the inception date of
                                              Institutional Class shares) at net asset
                                              value and reflect the higher Rule 12b1
                                              fees applicable to Class A shares. Class
                                              A shares' inception date is 12/31/96.
                                              Institutional Class shares would have had
                                              different returns due to differences in
                                              the expense structure of the
                                              Institutional Class.

                                                Had the advisor not waived fees and/or
                                              reimbursed expenses in the past,
                                              performance would have been lower.
===================================================================================================================================

                                   OVER FOR INFORMATION ON YOUR FUND'S EXPENSES.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com     REA-INS-2     YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--           --Registered Trademark--

INFORMATION ABOUR YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      divide your account value by $1,000 (for     table on the front of this supplement.
                                             example, an $8,600 account value divided     The hypothetical account values and
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the          expenses may not be used to estimate your
ongoing costs, including management fees;    result by the number in the table under      actual ending account balance or expenses
and other Fund expenses. This example is     the heading entitled "Actual Expenses        you paid for the period. You may use this
intended to help you understand your         Paid During Period" to estimate the          information to compare the ongoing costs
ongoing costs (in dollars) of investing      expenses you paid on your account during     of investing in the Fund and other funds.
in the Fund and to compare these costs       this period.                                 To do so, compare this 5% hypothetical
with ongoing costs of investing in other                                                  example with the 5% hypothetical examples
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                     that appear in the shareholder reports of
investment of $1,000 invested at the         COMPARISON PURPOSES                          the other funds.
beginning of the period and held for the
entire period August 1, 2004, to January     The table below also provides information      Please note that the expenses shown in
31, 2005.                                    about hypothetical account values and        the table are meant to highlight your
                                             hypothetical expenses based on the Fund's    ongoing costs only. Therefore, the
ACTUAL EXPENSES                              actual expense ratio and an assumed rate     hypothetical information is useful in
                                             of return of 5% per year before expenses,    comparing ongoing costs only, and will
The table below provides information         which is not the Fund's actual return.       not help you determine the relative total
about actual account values and actual       The Fund's actual cumulative total return    costs of owning different funds.
expenses. You may use the information in     after expenses for the six months ended
this table, together with the amount you     January 31, 2005, appears in the
invested, to estimate the expenses that
you paid over the period. Simply


===================================================================================================================================

                                                           ACTUAL                                        HYPOTHETICAL
                                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
                           VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
                          (8/1/04)                 (1/31/05)(1)           PERIOD(2)(3)           (1/31/05)              PERIOD(2)(4)
Institutional Class       $1,000.00                  $1,158.80               $5.33                $1,020.27                $4.99

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January
31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended January 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.98% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.81% for Institutional Class shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.41 for Institutional Class shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.13 for

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-90.93%

APARTMENTS-14.21%

American Campus Communities, Inc.                 240,100   $    4,862,025
--------------------------------------------------------------------------
Archstone-Smith Trust                             887,017       30,424,683
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                       312,400       20,905,808
--------------------------------------------------------------------------
BRE Properties, Inc.-Class A                      340,500       12,520,185
--------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       469,600        5,729,275
--------------------------------------------------------------------------
Education Realty Trust, Inc.(a)                   260,500        4,373,795
--------------------------------------------------------------------------
Equity Residential                                740,800       23,364,832
--------------------------------------------------------------------------
Essex Property Trust, Inc.                        392,400       28,233,180
--------------------------------------------------------------------------
GMH Communities Trust                             126,800        1,653,472
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.              1,147,000       25,486,340
==========================================================================
                                                               157,553,595
==========================================================================

DIVERSIFIED-7.73%

British Land Co. PLC (United Kingdom)(b)          176,400        2,861,195
--------------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(b)        191,300        2,582,439
--------------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50%
  Pfd.(c)                                         168,400        4,304,725
--------------------------------------------------------------------------
Hammerson PLC (United Kingdom)                    191,300        3,053,576
--------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(b)        2,078,000        3,117,925
--------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(b)        1,414,000        3,343,811
--------------------------------------------------------------------------
Hysan Development Co. Ltd. (Hong Kong)(b)         419,000          800,942
--------------------------------------------------------------------------
Klepierre (France)(b)                              19,200        1,671,894
--------------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(b)      87,000        2,259,457
--------------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(b)            222,000        2,799,155
--------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(b)               266,000        3,302,611
--------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(b)                 951,406          848,011
--------------------------------------------------------------------------
Stockland (Australia)(b)                          614,300        2,795,248
--------------------------------------------------------------------------
Sumitomo Reality & Development Co., Ltd.
  (Japan)(b)                                      144,000        2,011,353
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(b)       188,000        1,741,139
--------------------------------------------------------------------------
Unibail (France)                                    9,000        1,071,086
--------------------------------------------------------------------------
Vornado Realty Trust                              681,200       47,098,168
==========================================================================
                                                                85,662,735
==========================================================================

HEALTHCARE-1.13%

Health Care REIT, Inc.                            136,500        4,572,750
--------------------------------------------------------------------------
Ventas, Inc.                                      309,400        7,920,640
==========================================================================
                                                                12,493,390
==========================================================================

INDUSTRIAL PROPERTIES-9.93%

Brixton PLC (United Kingdom)                      641,100        4,226,179
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

Catellus Development Corp.                        291,296   $    7,812,559
--------------------------------------------------------------------------
CenterPoint Properties Trust                      862,200       36,600,390
--------------------------------------------------------------------------
First Potomac Realty Trust                         49,400        1,059,630
--------------------------------------------------------------------------
ProLogis                                        1,584,270       60,424,058
==========================================================================
                                                               110,122,816
==========================================================================

INDUSTRIAL/OFFICE MIXED-0.90%

Ascendas Real Estate Investment Trust
  (Singapore)                                     679,900          818,056
--------------------------------------------------------------------------
Duke Realty Corp.                                 229,400        7,134,340
--------------------------------------------------------------------------
PS Business Parks, Inc.                            48,100        2,029,820
==========================================================================
                                                                 9,982,216
==========================================================================

LODGING-RESORTS-10.41%

Equity Inns Inc.                                  350,700        3,822,630
--------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           405,100       12,651,273
--------------------------------------------------------------------------
Hilton Hotels Corp.                             1,415,000       31,483,750
--------------------------------------------------------------------------
Host Marriott Corp.                             1,807,400       28,918,400
--------------------------------------------------------------------------
LaSalle Hotel Properties                          291,000        8,828,940
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         513,400       29,720,726
==========================================================================
                                                               115,425,719
==========================================================================

OFFICE PROPERTIES-15.62%

Alexandria Real Estate Equities, Inc.             249,000       16,573,440
--------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.                                    28,200          754,632
--------------------------------------------------------------------------
American Financial Realty Trust                   752,200       11,320,610
--------------------------------------------------------------------------
Arden Realty, Inc.                                237,800        8,018,616
--------------------------------------------------------------------------
Boston Properties, Inc.                           760,900       43,964,802
--------------------------------------------------------------------------
Brandywine Realty Trust                           300,700        8,329,390
--------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              228,500        8,340,250
--------------------------------------------------------------------------
CarrAmerica Realty Corp.                          223,100        6,771,085
--------------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(b)                                     160,100        3,290,156
--------------------------------------------------------------------------
Kilroy Realty Corp.                               254,000        9,926,320
--------------------------------------------------------------------------
Mack-Cali Realty Corp.                            462,600       19,419,948
--------------------------------------------------------------------------
SL Green Realty Corp.                             640,400       34,088,492
--------------------------------------------------------------------------
Trizec Properties, Inc.                           137,400        2,433,354
==========================================================================
                                                               173,231,095
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.62%

St. Joe Co. (The)                                  47,300        3,254,240
--------------------------------------------------------------------------
Trammell Crow Co.(a)                              214,900        3,640,406
==========================================================================
                                                                 6,894,646
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL MALLS-19.27%

Borealis Retail Estate Investment Trust
  (Canada)(d)                                     124,400   $    1,374,370
--------------------------------------------------------------------------
CapitaMall Trust (Singapore)                    1,063,700        1,305,831
--------------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd.(c)                                   112,200        2,836,562
--------------------------------------------------------------------------
CFS Gandel Retail Trust (Australia)(b)          4,557,600        5,649,223
--------------------------------------------------------------------------
General Growth Properties, Inc.                 2,136,000       67,860,720
--------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(b)     317,800        5,808,026
--------------------------------------------------------------------------
Macerich Co. (The)                                627,300       35,887,833
--------------------------------------------------------------------------
Mills Corp. (The)                                 342,000       19,128,060
--------------------------------------------------------------------------
Simon Property Group, Inc.                      1,112,200       65,953,460
--------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd.         59,700        1,546,230
--------------------------------------------------------------------------
Westfield Group (Australia)(a)                    479,100        6,326,587
==========================================================================
                                                               213,676,902
==========================================================================

SELF STORAGE FACILITIES-1.51%

Extra Space Storage Inc.                          265,500        3,443,535
--------------------------------------------------------------------------
Public Storage, Inc.                              202,000       10,607,020
--------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A             66,200        2,707,580
==========================================================================
                                                                16,758,135
==========================================================================

SHOPPING CENTERS-6.93%

Citycon Oyj (Finland)(b)                          102,500          395,334
--------------------------------------------------------------------------
Developers Diversified Realty Corp.               714,200       28,389,450
--------------------------------------------------------------------------
Federal Realty Investment Trust                   184,400        8,699,992
--------------------------------------------------------------------------
Inland Real Estate Corp.                          286,800        4,350,756
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Pan Pacific Retail Properties, Inc.               198,500   $   11,491,165
--------------------------------------------------------------------------
Regency Centers Corp.                             306,400       15,136,160
--------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 525,200        8,424,208
==========================================================================
                                                                76,887,065
==========================================================================

SPECIALTY PROPERTIES-2.67%

Capital Automotive REIT                            82,100        2,682,207
--------------------------------------------------------------------------
Entertainment Properties Trust                    195,500        8,232,505
--------------------------------------------------------------------------
Entertainment Properties Trust-Series B,
  7.75% Pfd.                                       54,000        1,360,800
--------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       391,300       13,977,236
--------------------------------------------------------------------------
Spirit Finance Corp.(a)                           279,600        3,327,240
==========================================================================
                                                                29,579,988
==========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $782,943,373)                                    1,008,268,302
==========================================================================

MONEY MARKET FUNDS-8.87%

Liquid Assets Portfolio-Institutional
  Class(e)                                     49,191,775       49,191,775
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    49,191,775       49,191,775
==========================================================================
    Total Money Market Funds (Cost
      $98,383,550)                                              98,383,550
==========================================================================
TOTAL INVESTMENTS-99.80% (Cost $881,326,923)                 1,106,651,852
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.20%                              2,233,815
==========================================================================
NET ASSETS-100.00%                                          $1,108,885,667
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at January 31, 2005 was $45,277,919, which represented 4.09% of the Fund's Total Investments. See
    Note 1A.
(c) Security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $7,141,287, which represented 0.65% of the Fund's Total Investments. See Note 1A.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at January 31, 2005 was 0.12% of the Fund's Total Investments. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $782,943,373)                               $1,008,268,302
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $98,383,550)                              98,383,550
============================================================
  Total investments (cost $881,326,923)        1,106,651,852
============================================================
Foreign currencies, at market value (cost
  $1,081)                                                559
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,894,961
------------------------------------------------------------
  Fund shares sold                                 7,549,556
------------------------------------------------------------
  Dividends                                        1,282,497
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                58,084
------------------------------------------------------------
Other assets                                          80,841
============================================================
    Total assets                               1,119,518,350
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,359,815
------------------------------------------------------------
  Fund shares reacquired                           3,426,061
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  76,297
------------------------------------------------------------
Accrued distribution fees                            545,482
------------------------------------------------------------
Accrued trustees' fees                                 1,731
------------------------------------------------------------
Accrued transfer agent fees                          151,712
------------------------------------------------------------
Accrued operating expenses                            71,585
============================================================
    Total liabilities                             10,632,683
============================================================
Net assets applicable to shares outstanding   $1,108,885,667
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  877,388,646
------------------------------------------------------------
Undistributed net investment income                  948,626
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                       5,219,225
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              225,329,170
============================================================
                                              $1,108,885,667
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  678,084,146
____________________________________________________________
============================================================
Class B                                       $  222,634,589
____________________________________________________________
============================================================
Class C                                       $  166,278,786
____________________________________________________________
============================================================
Class R                                       $    1,556,237
____________________________________________________________
============================================================
Investor Class                                $   35,121,657
____________________________________________________________
============================================================
Institutional Class                           $    5,210,252
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           28,301,127
____________________________________________________________
============================================================
Class B                                            9,262,837
____________________________________________________________
============================================================
Class C                                            6,932,092
____________________________________________________________
============================================================
Class R                                               64,942
____________________________________________________________
============================================================
Investor Class                                     1,466,804
____________________________________________________________
============================================================
Institutional Class                                  217,402
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.96 divided by
      95.25%)                                 $        25.15
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        24.04
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        23.99
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        23.96
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        23.94
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        23.97
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $108,500)        $ 14,708,379
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       648,007
==========================================================================
    Total investment income                                     15,356,386
==========================================================================

EXPENSES:

Advisory fees                                                    4,380,032
--------------------------------------------------------------------------
Administrative services fees                                       137,140
--------------------------------------------------------------------------
Custodian fees                                                      66,087
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,003,335
--------------------------------------------------------------------------
  Class B                                                        1,060,454
--------------------------------------------------------------------------
  Class C                                                          745,999
--------------------------------------------------------------------------
  Class R                                                            1,539
--------------------------------------------------------------------------
  Investor Class                                                    44,309
--------------------------------------------------------------------------
Transfer agent fees-Class A, B, C, R and Investor                  999,374
--------------------------------------------------------------------------
Transfer agent fees--Institutional Class                               181
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              23,221
--------------------------------------------------------------------------
Other                                                              308,799
==========================================================================
    Total expenses                                               8,770,470
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (237,080)
==========================================================================
    Net expenses                                                 8,533,390
==========================================================================
Net investment income                                            6,822,996
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         34,418,464
--------------------------------------------------------------------------
  Foreign currencies                                              (105,304)
==========================================================================
                                                                34,313,160
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         77,010,361
--------------------------------------------------------------------------
  Foreign currencies                                                 4,115
==========================================================================
                                                                77,014,476
==========================================================================
Net gain from investment securities and foreign currencies     111,327,636
==========================================================================
Net increase in net assets resulting from operations          $118,150,632
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2005 and the Year Ended July 31, 2004 (Unaudited)

                                                               JANUARY 31,        JULY 31,
                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    6,822,996    $ 10,807,406
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    34,313,160      22,859,653
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             77,014,476      78,906,825
============================================================================================
    Net increase in net assets resulting from operations         118,150,632     112,573,884
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (3,973,838)     (7,298,271)
--------------------------------------------------------------------------------------------
  Class B                                                           (776,829)     (2,846,339)
--------------------------------------------------------------------------------------------
  Class C                                                           (547,804)     (1,662,526)
--------------------------------------------------------------------------------------------
  Class R                                                             (3,967)            (57)
--------------------------------------------------------------------------------------------
  Investor Class                                                    (263,862)       (550,046)
--------------------------------------------------------------------------------------------
  Institutional Class                                                (25,873)         (3,372)
============================================================================================
    Total distributions from net investment income                (5,592,173)    (12,360,611)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (16,888,599)             --
--------------------------------------------------------------------------------------------
  Class B                                                         (5,886,416)             --
--------------------------------------------------------------------------------------------
  Class C                                                         (4,241,068)             --
--------------------------------------------------------------------------------------------
  Class R                                                            (24,680)             --
--------------------------------------------------------------------------------------------
  Investor Class                                                    (990,197)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                (91,997)             --
============================================================================================
    Total distributions from net realized gains                  (28,122,957)             --
============================================================================================
    Decrease in net assets resulting from distributions          (33,715,130)    (12,360,611)
============================================================================================
Share transactions-net:
  Class A                                                        212,737,249     189,546,124
--------------------------------------------------------------------------------------------
  Class B                                                         27,456,074      22,366,994
--------------------------------------------------------------------------------------------
  Class C                                                         35,989,976      35,706,292
--------------------------------------------------------------------------------------------
  Class R                                                          1,561,484          23,011
--------------------------------------------------------------------------------------------
  Investor Class                                                   1,874,725      26,243,845
--------------------------------------------------------------------------------------------
  Institutional Class                                              4,102,002         987,334
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                283,721,510     274,873,600
============================================================================================
    Net increase in net assets                                   368,157,012     375,086,873
============================================================================================

NET ASSETS:

  Beginning of period                                            740,728,655     365,641,782
============================================================================================
  End of period (including undistributed net investment
    income of $948,626 and $(282,197), respectively)          $1,108,885,667    $740,728,655
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

NET ASSETS                                                      RATE
---------------------------------------------------------------------
First $250 million                                              0.75%
---------------------------------------------------------------------
Next $250 million                                               0.74%
---------------------------------------------------------------------
Next $500 million                                               0.73%
---------------------------------------------------------------------
Next $1.5 billion                                               0.72%
---------------------------------------------------------------------
Next $2.5 billion                                               0.71%
---------------------------------------------------------------------
Next $2.5 billion                                               0.70%
---------------------------------------------------------------------
Next $2.5 billion                                               0.69%
---------------------------------------------------------------------
Over $10 billion                                                0.68%
_____________________________________________________________________
=====================================================================


    AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the six months ended January 31, 2005, AIM waived fees of $162,717.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $64,737 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $137,140.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $999,374 for Class A, Class B, Class C, Class R and Investor Class share classes and $181 for Institutional Class shares.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,003,335, $1,060,454, $745,999, $1,539 and
$44,309, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $281,271 in front-end sales commissions from the sale of Class A shares and $41,637, $52,874, $14,934 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                              PROCEEDS         UNREALIZED
                            MARKET VALUE     PURCHASES          FROM          APPRECIATION     MARKET VALUE    DIVIDEND
FUND                          07/31/04        AT COST           SALES        (DEPRECIATION)      01/31/05       INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $15,196,858     $108,102,048    $ (74,107,131)       $   --        $49,191,775     $321,398
-----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class        15,196,858      108,102,048      (74,107,131)           --         49,191,775     326,609
=======================================================================================================================
  Total                     $30,393,716     $216,204,096    $(148,214,262)       $   --        $98,383,550     $648,007
_______________________________________________________________________________________________________________________
=======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class         $   --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Total                       $   --
__________________________
==========================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended January 31, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $9,626.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $3,820 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2005.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2006                                                    $1,240,191
-----------------------------------------------------------------------------
July 31, 2007                                                     1,790,021
-----------------------------------------------------------------------------
July 31, 2009                                                     2,138,624
=============================================================================
Total capital loss carryforward                                  $5,168,836
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO Real Estate Opportunity Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $321,433,449 and $127,166,533, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $225,697,202
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,488,229)
==============================================================================
Net unrealized appreciation of investment securities             $224,208,973
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $882,442,879.

NOTE 9--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2005               JULY 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,776,085    $284,093,917    14,903,883    $299,751,365
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,968,865      47,412,736     3,321,613      66,077,962
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,985,146      48,077,859     3,156,809      63,545,923
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      68,582       1,677,153         1,119          22,954
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                              482,589      11,750,104       930,779      19,266,503
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         166,376       4,016,569        48,081         995,692
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        783,270      19,810,570       338,725       6,808,828
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        237,668       6,055,088       126,922       2,528,943
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        171,864       4,370,941        73,282       1,463,058
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       1,116          28,395             3              57
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                               48,432       1,221,495        25,309         521,885
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           4,658         117,870           162           3,372
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                             --              --       601,377      11,125,322
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        14,428         267,736
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       122,102       2,261,014
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     1,476,425      27,304,798
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         50,186       1,206,442       312,257       6,275,053
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (50,035)     (1,206,442)     (311,271)     (6,275,053)
======================================================================================================================
Reacquired:
  Class A                                                     (3,842,177)    (92,373,680)   (6,786,421)   (134,414,444)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,026,224)    (24,805,308)   (2,032,387)    (40,232,594)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (676,912)    (16,458,824)   (1,590,589)    (31,563,703)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      (5,878)       (144,064)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                             (461,307)    (11,096,874)   (1,035,423)    (20,849,341)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          (1,316)        (32,437)         (559)        (11,730)
======================================================================================================================
                                                              11,680,988    $283,721,510    13,696,626    $274,873,600
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.
(c) Investor Class shares commenced sales on September 30, 2003.
(d) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business on November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870, including $5,430,748 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS                                                      SEVEN MONTHS
                                                        ENDED                     YEAR ENDED JULY 31,                   ENDED
                                                     JANUARY 31,       ------------------------------------------      JULY 31,
                                                        2005             2004        2003       2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.41         $  17.50    $  15.25    $ 13.56    $ 13.04      $ 10.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.20(a)          0.44(a)     0.45(a)    0.47(a)    0.50         0.30(a)
=================================================================================================================================
  Net gains on securities (both realized and
    unrealized)                                           3.17             3.97        2.24       1.68       0.54         2.38
=================================================================================================================================
    Total from investment operations                      3.37             4.41        2.69       2.15       1.04         2.68
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.16)           (0.50)      (0.44)     (0.46)     (0.52)       (0.25)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (0.66)              --          --         --         --           --
=================================================================================================================================
    Total distributions                                  (0.82)           (0.50)      (0.44)     (0.46)     (0.52)       (0.25)
=================================================================================================================================
Net asset value, end of period                        $  23.96         $  21.41    $  17.50    $ 15.25    $ 13.56      $ 13.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          15.58%           25.46%      18.12%     16.10%      8.23%       25.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $678,084         $418,244    $177,901    $86,411    $28,400      $23,187
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.52%(c)         1.65%       1.72%      1.77%      1.63%        1.62%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.57%(c)         1.66%       1.72%      1.77%      1.79%        2.05%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  1.64%(c)         2.17%       2.97%      3.25%      3.88%        4.49%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  14%              28%         87%        77%        85%          39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $568,660,417.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS                                                      SEVEN MONTHS
                                                        ENDED                     YEAR ENDED JULY 31,                   ENDED
                                                     JANUARY 31,       ------------------------------------------      JULY 31,
                                                        2005             2004        2003       2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.48         $  17.55    $  15.29    $ 13.59    $ 13.07      $ 10.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.12(a)          0.30(a)     0.36(a)    0.38(a)    0.41         0.25(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                           3.19             3.99        2.24       1.68       0.53         2.39
=================================================================================================================================
    Total from investment operations                      3.31             4.29        2.60       2.06       0.94         2.64
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.09)           (0.36)      (0.34)     (0.36)     (0.42)       (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (0.66)              --          --         --         --           --
=================================================================================================================================
    Total distributions                                  (0.75)           (0.36)      (0.34)     (0.36)     (0.42)       (0.21)
=================================================================================================================================
Net asset value, end of period                        $  24.04         $  21.48    $  17.55    $ 15.29    $ 13.59      $ 13.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          15.20%           24.66%      17.37%     15.40%      7.42%       25.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $222,635         $174,672    $123,093    $69,557    $16,917      $12,722
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          2.17%(c)         2.30%       2.37%      2.41%      2.36%        2.37%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       2.22%(c)         2.31%       2.37%      2.41%      2.43%        2.70%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  0.99%(c)         1.52%       2.32%      2.61%      3.15%        3.73%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  14%              28%         87%        77%        85%          39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $210,361,741.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                                                     SEVEN MONTHS
                                                         ENDED                     YEAR ENDED JULY 31,                  ENDED
                                                      JANUARY 31,       -----------------------------------------      JULY 31,
                                                         2005             2004       2003       2002       2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  21.44         $  17.52    $ 15.26    $ 13.57    $ 13.05      $ 10.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.12(a)          0.30(a)    0.36(a)    0.38(a)    0.41         0.25(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                            3.18             3.98       2.24       1.67       0.53         2.39
=================================================================================================================================
    Total from investment operations                       3.30             4.28       2.60       2.05       0.94         2.64
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.09)           (0.36)     (0.34)     (0.36)     (0.42)       (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.66)              --         --         --         --           --
=================================================================================================================================
    Total distributions                                   (0.75)           (0.36)     (0.34)     (0.36)     (0.42)       (0.21)
=================================================================================================================================
Net asset value, end of period                         $  23.99         $  21.44    $ 17.52    $ 15.26    $ 13.57      $ 13.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           15.18%           24.64%     17.41%     15.35%      7.43%       25.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $166,279         $116,872    $64,648    $37,733    $22,722      $20,306
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.17%(c)         2.30%      2.37%      2.41%      2.36%        2.37%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.22%(c)         2.31%      2.37%      2.41%      2.43%        2.70%(d)
=================================================================================================================================
Ratio of net investment income to average net assets       0.99%(c)         1.52%      2.32%      2.61%      3.15%        3.73%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                   14%              28%        87%        77%        85%          39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $147,983,572.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS         (DATE SALES
                                                                 ENDED          COMMENCED) TO
                                                              JANUARY 31,          JULY 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $21.41              $19.34
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.18(a)             0.11(a)
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.17                2.07
==============================================================================================
    Total from investment operations                              3.35                2.18
==============================================================================================
Less distributions:
  Dividends from net investment income                           (0.14)              (0.11)
----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.66)                 --
==============================================================================================
    Total distributions                                          (0.80)              (0.11)
==============================================================================================
Net asset value, end of period                                  $23.96              $21.41
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  15.48%              11.29%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,556              $   24
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(c)            1.72%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.72%(c)            1.73%(d)
==============================================================================================
Ratio of net investment income to average net assets              1.49%(c)            2.10%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          14%                 28%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $610,397.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                              SIX MONTHS           (DATE SALES
                                                                 ENDED            COMMENCED) TO
                                                              JANUARY 31,            JULY 31,
                                                                 2005                  2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.40              $ 18.18
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.21(a)              0.39(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           3.17                 3.25
==================================================================================================
    Total from investment operations                               3.38                 3.64
==================================================================================================
Less distributions:
  Dividends from net investment income                            (0.18)               (0.42)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.66)                  --
==================================================================================================
    Total distributions                                           (0.84)               (0.42)
==================================================================================================
Net asset value, end of period                                  $ 23.94              $ 21.40
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   15.59%               20.13%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $35,122              $29,896
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.42%(c)             1.51%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.47%(c)             1.54%(d)
==================================================================================================
Ratio of net investment income to average net assets               1.74%(c)             2.31%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                           14%                  28%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $35,158,204.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS         (DATE SALES
                                                                 ENDED          COMMENCED) TO
                                                              JANUARY 31,          JULY 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $21.42              $19.34
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.27(a)             0.14(a)
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.17                2.08
==============================================================================================
    Total from investment operations                              3.44                2.22
==============================================================================================
Less distributions:
  Dividends from net investment income                           (0.23)              (0.14)
----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.66)                 --
==============================================================================================
    Total distributions                                          (0.89)              (0.14)
==============================================================================================
Net asset value, end of period                                  $23.97              $21.42
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  15.88%              11.50%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,210              $1,021
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.98%(c)            1.12%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.03%(c)            1.13%(d)
==============================================================================================
Ratio of net investment income to average net assets              2.18%(c)            2.70%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          14%                 28%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,631,354.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
                                  Chair                                         Suite 100
Frank S. Bayley                   Robert H. Graham                              Houston, TX 77046-1173
                                  Vice Chair and President
James T. Bunch                                                                  INVESTMENT ADVISOR
                                  Mark H. Williamson                            A I M Advisors, Inc.
Bruce L. Crockett                 Executive Vice President                      11 Greenway Plaza
                                                                                Suite 100
Albert R. Dowden                  Lisa O. Brinkley                              Houston, TX 77046-1173
                                  Senior Vice President and
Edward K. Dunn Jr.                Chief Compliance Officer                      SUB-ADVISOR
                                                                                INVESCO Institutional (N.A.), Inc.
Jack M. Fields                    Russell C. Burk                               INVESCO Alternatives Group division
                                  Senior Vice President                         Three Galleria Tower
Carl Frischling                                                                 Suite 500
                                  Kevin M. Carome                               13155 Noel Road
Robert H. Graham                  Senior Vice President, Secretary and          Dallas, TX 75240-5042
                                  Chief Legal Officer
Gerald J. Lewis                                                                 TRANSFER AGENT
                                  Sidney M. Dilgren                             AIM Investment Services, Inc.
Prema Mathai-Davis                Vice President and Treasurer                  P.O. Box 4739
                                                                                Houston, TX 77210-4739
Lewis F. Pennock                  Robert G. Alley
                                  Vice President                                CUSTODIAN
Ruth H. Quigley                                                                 State Street Bank and Trust Company
                                  Stuart W. Coco                                225 Franklin Street
Larry Soll                        Vice President                                Boston, MA 02110-2801

Mark H. Williamson                J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street
                                  Vice President                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                           SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           AIM Tax-Free Intermediate Fund
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                  Premier-Tax Exempt Portfolio
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM MultiSector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                              AIM ALLOCATION SOLUTIONS
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)                                                              AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)                                                              AIM Moderate Allocation Fund
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)                    ================================================================================
AIM Trimark Endeavor Fund                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Small Companies Fund             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Weingarten Fund                          FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
                                             ================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.


   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 REA-SAR-1            A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                         --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                        AIM SHORT TERM BOND FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM SHORT TERM BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          OTHER INFORMATION                                The 30-day yield is calculated using a
                                                                                           formula defined by the Securities and
o Class R shares are available only to       o The average credit quality of the           Exchange Commission. The formula is
certain retirement plans. Please see the     Fund's holdings as of the close of the        based on the portfolio's potential
prospectus for more information.             reporting period represents the weighted      earnings from dividends, interest and
                                             average quality rating of the securities      yield-to-maturity or yield-to-call of the
                                             in the portfolio as assigned by               bonds in the portfolio, net of all
PRINCIPAL RISKS OF INVESTING IN THE FUND     Nationally Recognized Statistical Rating      expenses, calculated at maximum offering
                                             Organizations based on assessment of the      price, and annualized.
o The Fund may invest a portion of its       credit quality of the individual
assets in mortgage-backed securities,        securities.                                      Had the advisor not waived fees
which may lose value if mortgages are                                                      and/or reimbursed expenses, the 30-day
prepaid in response to falling interest      o Effective duration is a measure, as         yield would have been 3.18% for Class A
rates.                                       estimated by the Fund's portfolio             shares, 2.62% for Class C shares and
                                             managers, of a bond Fund's price              3.10% for Class R shares.
ABOUT INDEXES USED IN THIS REPORT            sensitivity to changes in interest
                                             rates. Weighted average effective             The Fund files its complete schedule of
o The unmanaged Standard & Poor's            maturity is a measure, as estimated by        portfolio holdings with the Securities
Composite Index of 500 Stocks (the S&P       the Fund's portfolio managers, of the         and Exchange Commission ("SEC") for the
500--Registered Trademark-- Index) is an     length of time the average security in a      1st and 3rd quarters of each fiscal year
index of common stocks frequently used       bond fund will mature or be redeemed by       on Form N-Q. The Fund's Form N-Q filings
as a general measure of U.S. stock           its issuer. Both measures take into           are available on the SEC's Web site at
market performance.                          account mortgage prepayments, puts,           sec.gov. Copies of the Fund's Forms N-Q
                                             adjustable coupons and potential call         may be reviewed and copied at the SEC's
o The unmanaged Lehman U.S. Aggregate        dates.                                        Public Reference Room at 450 Fifth
Bond Index, which represents the U.S.                                                      Street, N.W., Washington, D.C.
investment-grade fixed-rate bond market      o Industry classifications used in this       20549-0102. You can obtain information on
(including government and corporate          report are generally according to the         the operation of the Public Reference
securities, mortgage pass-through            Global Industry Classification Standard,      Room, including information about
securities and asset-backed securities),     which was developed by and is the             duplicating fee charges, by calling
is compiled by Lehman Brothers, a global     exclusive property and a service mark of      1-202-942-8090 or by electronic request
investment bank.                             Morgan Stanley Capital International          at the following Email address:
                                             Inc. and Standard & Poor's.                   publicinfo@sec.gov. The SEC file numbers
o The unmanaged Lehman 1-3 Year                                                            for the Fund are 811-5686 and 33-39519.
Government/Credit Bond Index, which          o The returns shown in the Management's       The Fund's most recent portfolio
represents the performance of short-term     Discussion of Fund Performance are based      holdings, as filed on Form N-Q, are also
government and investment-grade corporate    on net asset values calculated for            available at www.AIMinvestments.com.
debt securities, is compiled by Lehman       shareholder transactions. Generally
Brothers, a global investment bank.          accepted accounting principles require        A description of the policies and
                                             adjustments to be made to the net assets      procedures that the Fund uses to
o The unmanaged Lipper Short Investment      of the Fund at period end for financial       determine how to vote proxies relating
Grade Fund Index represents an average       reporting purposes, and as such, the net      to portfolio securities is available
of the 30 largest short investment grade     asset values for shareholder                  without charge, upon request, from our
bond funds tracked by Lipper, Inc., an       transactions and the returns based on         Client Services department at 800-9594
independent mutual fund performance          those net asset values may differ from        -246 or on the AIM Web site,
monitor.                                     the net asset values and returns              AIMinvestments.com. On the home page,
                                             reported in the Financial Highlights.         scroll down and click on AIM Funds Proxy
o The Fund is not managed to track the                                                     Policy. The information is also
performance of any particular index,          ========================================     available on the Securities and Exchange
including the indexes defined here, and       YIELD AND DISTRIBUTION RATE                  Commission's Web site, sec.gov.
consequently, the performance of the
Fund may deviate significantly from the                             30-Day      30-Day     Information regarding how the Fund voted
performance of the indexes.                                       Distr. Rate    Yield     proxies related to its portfolio
                                              Class A Shares         2.69%       3.29%     securities during the 12 months ended
o A direct investment cannot be made in       Class C Shares         2.41        3.04      6/30/04 is available at our Web site. Go
an index. Unless otherwise indicated,         Class R Shares         2.50        3.12      to AIMinvestments.com, access the About
index results include reinvested              ========================================     Us tab, click on Required Notices and
dividends, and they do not reflect sales                                                   then click on Proxy Voting Activity.
charges. Performance of an index of           The Fund's 30-day distribution rate          Next, select your Fund from the drop-down
funds reflects fund expenses;                 reflects its most recent monthly             menu.
performance of a market index does not.       dividend distribution multiplied by 12
                                              and divided by the most recent month-end
                                              maximum offering price.




=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS --Registered Trademark--:

                    NEW BOARD CHAIR

                    It is our pleasure to introduce you to Bruce Crockett, the
[PHOTO OF           new Chair of the Board of Trustees of the AIM Funds. Bob
ROBERT H.           Graham has served as Chairman of the Board of Trustees of
GRAHAM]             the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
ROBERT H. GRAHAM    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
                    recent settlements with certain regulators. Accordingly, the
                    AIM Funds' Board elected Mr. Crockett, one of the 13
                    independent trustees on the AIM Funds' Board, as Chair. His appointment became effective on October 4, 2004. Mr. Graham remains on the Funds' Board as Vice Chair and President, as
[PHOTO OF           does Mark Williamson, President and Chief Executive Officer
MARK H.             of AIM Investments--Registered Trademark--. Mr. Graham also
WILLIAMSON]         remains Chair of AIM Investments.

MARK H. WILLIAMSON     Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the
[PHOTO OF           benefit of Fund shareholders, and we at AIM share that
BRUCE L.            commitment.
CROCKETT]
                    MARKET CONDITIONS DURING THE FISCAL YEAR
BRUCE L. CROCKETT
                    After rising 9.23% in the fourth quarter of 2004, the S&P
                    500 Index declined by 2.44% in January 2005. The market's
                    January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM        /s/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


Aided by a high weighting of corporate       exclusively short-term debt would             yield curve strategies as appropriate.
debt securities in its portfolio of          underperform the Lehman U.S. Aggregate        (Interest rates for long-term bonds are
short-term investment-grade bonds, the       Bond Index, which represents the              normally higher than short-term rates,
Fund continued to provide a competitive      investment-grade bond market as a whole,      but the "yield curve" outlines how much
yield while holding volatility to            including bonds of a much wider range of      the rates for bonds of the same quality
moderate levels.                             maturities.                                   and various maturities differ in
                                                                                           relation to each other, and these
========================================     HOW WE INVEST                                 relationships change over time.)
FUND VS. INDEXES
                                             AIM Short Term Bond Fund is a short              In addition, we identify the bond
TOTAL RETURNS, 7/31/04-1/31/05,              duration bond fund that seeks to provide      sectors we believe possess the best
EXCLUDING APPLICABLE SALES CHARGES. IF       a competitive yield advantage over CDs        potential for outperformance based on
SALES CHARGES WERE INCLUDED, RETURNS         and money market funds. We strive for         economic and business cycles.
WOULD BE LOWER.                              protection of principal, but expect some
                                             volatility of net asset value (NAV).             Within the duration, yield curve and
Class A Shares                 0.90%                                                       sector guidelines we have set, we select
                                                The Fund holds an actively managed         individual securities, using credit
Class C Shares                 0.82          portfolio of U.S. investment-grade debt       quality and outlook as primary factors.
                                             securities, including U.S. Treasury and       Within sectors, we look for industries
Class R Shares                 0.97          government agency securities, corporate       with improving fundamental business
                                             bonds and fixed-rate mortgage-backed          prospects. Within the targeted
Lehman U.S. Aggregate Bond                   securities. We avoid any bonds rated          industries, we focus on firms with solid
Index (Broad Market Index)     3.81          below investment grade. The Fund targets      balance sheets, adequate free cash flow
                                             a duration and weighted average maturity      and stable to improving financial
Lehman 1-3 Year                              of less than three years. Duration is a       prospects.
Government/Credit                            measure of a fund's sensitivity to
Bond Index                                   interest rate changes.                           To maintain adequate diversification
(Style-specific Index)         0.81                                                        for risk control, we limit security
                                                Central to the Fund's investment           concentration. We scrutinize the
Lipper Short Investment                      strategy is risk control through broad        portfolio on a daily basis, monitoring
Grade Fund Index                             diversification, sector management and        whether changes in the economic cycle or
(Peer Group Index)             1.11          credit analysis. Our security selection       at the sector, industry or issuer level
                                             process begins with a macroeconomic           make adjustments advisable.
Source: Lipper, Inc.                         overview of the economic outlook and the
========================================     possible direction for interest rates,        MARKET CONDITIONS AND YOUR FUND
                                             both short term and long term. Based on
   The Fund slightly outperformed the        this economic overview, we determine our      Results for the Fund's six-month
Lehman 1-3 Year Government/Credit Bond       duration strategy in relation to the          reporting period reflect the effects of
Index, which approximates the securities     Fund's benchmark index.                       changes during the third and fourth
in which the Fund invests. This was                                                        calendar quarters of 2004.
accomplished primarily through a larger         We assess how such changes may
exposure to short-duration                   influence the shape of the yield curve           Economic improvement continued during
investment-grade corporate bonds, which      and adjust our                                the period, with U.S. gross domestic
helped increase returns. The Fund                                                          product--generally considered the
slightly underperformed the Lipper Short                                                   broadest measure of economic
Investment Grade Fund Index, which                                                         activity--continuing to increase. To
measures the performance of the Fund's                                                     forestall the inflation that often
peer group, in part because some funds                                                     accompanies economic growth, the Federal
in the peer group held more lower-rated                                                    Reserve (the Fed) raised its influential
investment-grade bonds, which had higher                                                   target federal funds rate four times
returns. It is to be expected that a                                                       during the six month reporting
fund holding


====================================================================================================================================

PORTFOLIO COMPOSITION                    TOP 10 FIXED INCOME ISSUERS*                     TOP 10 INDUSTRIES*
By investment type
                                          1. Federal National Mortgage Association         1. U.S. Mortgage-Backed Securities  29.8%
           [PIE CHART]                       (FNMA)                                14.8%
                                                                                           2. Consumer Finance                 12.4
U.S. Mortgage-Backed Securities  29.8%    2. Government National Mortgage
                                             Association (GNMA)                     9.7    3. Other Diversified
Foreign Bonds & Notes            10.5%                                                        Financial Services                6.9
                                          3. Federal Home Loan Mortgage Corp.
Preferred Stocks                 4.5%        (FHLMC)                                6.1    4. Diversified Banks                 6.1

Domestic Asset-Backed                     4. General Motors Acceptance Corp.        4.7    5. Broadcasting & Cable TV           5.6
Securities                       3.0%
                                          5. Ford Motor Credit Co.                  4.6    6. Electric Utilities                3.9
Money Market Funds Plus Other
Assets Less Liabilities          1.3%     6. Continental Cablevision, Inc.          2.4    7. Homebuilding                      3.0

Foreign Asset-Backed Securities  1.2%     7. Wells Fargo Bank, N.A.                 2.1    8. Regional Banks                    2.8

U.S. Government Agency           0.7%     8. Santander Financial Issuances                 9. Sovereign Debt                    2.5
                                             (Cayman Islands)                       2.0
Securities Domestic Bonds &                                                               10. Thrifts & Mortgage Finance        2.5
Notes                           49.0%     9. Russian Federation (Russia)            1.8

                                         10. Capital One Bank                       1.8   The Fund's holdings are subject to
                                                                                          change, and there is no assurance that the
                                                                                          Fund will continue to hold any particular
                                                                                          security.

                                                                                          * Excluding money market fund holdings.
====================================================================================================================================

period. Typically, when the federal          tend to be more sensitive to interest                          Jan H. Friedli is lead
funds rate rises, other interest rates       rates than low-duration mortgages. Thus,                       manager of AIM Short
also rise, though not necessarily by an      when long-term yields declined after the         [FRIEDLI      Term Bond Fund. He
equivalent amount.                           weak economic data were released,                 PHOTO]       began his investment
                                             Treasuries and agencies outperformed                           career in 1990 and
   For the third quarter of 2004, the        mortgage-backed securities, hampering the                      joined AIM in 1999. Mr.
Fund underperformed the broad bond           Fund's relative performance.                  Friedli graduated cum laude from
market as represented by Lehman U.S.                                                       Villanova University with a B.S. in
Aggregate Bond Index because of its             However, this higher allocation to         computer science and earned an M.B.A.
shorter duration stance as long rates        mortgages benefited the Fund's relative       with honors from the University of
declined. However, the Fund outperformed     performance during the fourth quarter.        Chicago.
its style index, the Lehman 1-3 Year         The mortgages--which pay higher
Government/Credit Bond Index, because        interest rates, on average--                                   Scot W. Johnson,
the Fund's shorter duration provided a       outperformed both agencies and                                 Chartered Financial
stronger defensive play as short term        Treasuries for the quarter, benefiting          [JOHNSON       Analyst, is a portfolio
rates rose. Yields on shorter-term bonds     Fund performance.                                PHOTO]        manager of AIM Short
rose in response to the Fed's interest                                                                      Term Bond Fund. He
rate tightening. But yields on                  We slightly increased the Fund's                            joined AIM in 1994. He
longer-term bonds declined--and prices of    allocation to corporate bonds in the          received both a B.A. in economics and an
those bonds rose--in response to some        third quarter and maintained a                M.B.A. in finance from Vanderbilt
weak economic data released during the       significant overweight position in BBB        University.
fourth quarter that suggested a less         and A-rated bonds. We kept the duration
robust economy than forecast. Because we     of the Fund's corporate allocation
had relatively fewer holdings in             shorter than that of the index, feeling       Assisted by Investment Grade Team
long-term issues compared to our indexes,    more comfortable taking credit risk than
this rise in the value of longterm           interest rate risk. The corporate bonds
issues had a negative impact on relative     offered additional yield over their U.S.
Fund performance. We increased the           Treasury counterparts, which helped
Fund's duration during the fourth            third-quarter Fund performance. We
quarter, benefiting Fund performance for     decreased the Fund's overweight
the reporting period.                        allocation to corporates in the fourth
                                             quarter, as we believed their valuations
   In terms of yield curve positioning,      had risen to appropriate levels.
we continued to focus primarily on very
short maturities (less than two years)       IN CLOSING
in an effort to maximize yield while
holding down risk, which typically is        We were pleased to have provided
greater for longer maturities.               positive total return for the reporting
                                             period while protecting investors'
   We adjusted our sector allocation as      principal. We remain committed to our
economic and market conditions shifted       strategies of applying duration
over the six-month reporting period.         management, yield curve positioning,
                                             sector allocation and security selection
   During the third quarter of 2004, the     in an effort to provide the Fund's
Fund held significantly more                 shareholders with competitive yields
mortgage-backed securities and a lower       while keeping volatility moderate. As
allocation to U.S. Treasury and agency       always, we thank you for your continued
securities than did its style-specific       investment in AIM Short Term Bond Fund.
benchmark, the Lehman 1-3 Year
Government/Credit Bond Index. Treasuries     The views and opinions expressed in
                                             Management's Discussion of Fund
                                             Performance are those of A I M Advisors,
========================================     Inc. These views and opinions are
                                             subject to change at any time based on
TOTAL NET ASSETS          $309.4 million     factors such as market and economic
                                             conditions. These views and opinions may
TOTAL NUMBER OF HOLDINGS*            247     not be relied upon as investment advice
                                             or recommendations, or as an offer for a
Weighted Average Effective                   particular security. The information is
Maturity                      3.05 years     not a complete analysis of every aspect
                                             of any market, country, industry,
Effective Duration            1.99 years     security or the Fund. Statements of fact
                                             are from sources considered reliable,
Average Credit Quality                AA     but A I M Advisors, Inc. makes no
                                             representation or warranty as to their
========================================     completeness or accuracy. Although
                                             historical performance is no guarantee
                                             of future results, these insights may
                                             help you understand our investment                      [RIGHT ARROW GRAPHIC]
                                             management philosophy.
                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                   See important Fund and index            LONG-TERM PERFORMANCE RECORD, PLEASE
                                                  disclosures inside front cover.          TURN TO PAGE 5.


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      used to estimate your actual ending
                                             the period. Simply divide your account        account balance or expenses you paid for
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600       the period. You may use this information
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       to compare the ongoing costs of
costs, which may include sales charges       then multiply the result by the number        investing in the Fund and other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled       To do so, compare this 5% hypothetical
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to       example with the 5% hypothetical
and redemption fees, if any; and (2)         estimate the expenses you paid on your        examples that appear in the shareholder
ongoing costs, including management          account during this period.                   reports of the other funds.
fees; distribution and/or service fees
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
example is intended to help you              PURPOSES                                      in the table are meant to highlight your
understand your ongoing costs (in                                                          ongoing costs only and do not reflect
dollars) of investing in the Fund and to     The table below also provides                 any transactional costs, such as sales
compare these costs with ongoing costs       information about hypothetical account        charges (loads) on purchase payments,
of investing in other mutual funds. The      values and hypothetical expenses based        contingent deferred sales charges on
example is based on an investment of         on the Fund's actual expense ratio and        redemptions, and redemption fees, if
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      any. Therefore, the hypothetical
period and held for the entire period,       before expenses, which is not the Fund's      information is useful in comparing
August 1, 2004, to January 31, 2005.         actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended January 31, 2005, appear in the         if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account values and expenses      higher.
expenses. You may use the information in     may not be
this table, together with the amount you
invested, to

====================================================================================================================================

                                             ACTUAL                              HYPOTHETICAL
                                                                      (5% annual return before expenses)


            BEGINNING ACCOUNT   ENDING ACCOUNT        EXPENSES        ENDING ACCOUNT          EXPENSES
SHARE             VALUE             VALUE            PAID DURING          VALUE              PAID DURING
CLASS           (8/1/04)        (1/31/05)(1)          PERIOD(2)         (1/31/05)             PERIOD(2)
  A             $1,000.00         $1,009.00            $4.30            $1,020.92              $4.33
  C              1,000.00          1,008.20             6.07             1,019.16               6.11
  R              1,000.00          1,009.70             5.57             1,019.66               5.60

(1) The actual ending account value is based on the actual total return of the Fund for the period August
1, 2004, to January 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
The Fund's actual cumulative total returns at net asset value after expenses for the six months ended
January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (0.85%, 1.20% and 1.10% for Class A, C and
R shares, respectively) multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period).

====================================================================================================================================

                                                                                            [ARROW
                                                                                            BUTTON     For More Information Visit
                                                                                            IMAGE]         AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class A shares' inception date is             Class A share performance reflects the
As of 1/31/05, including applicable sales    4/30/04. Returns since that date are          maximum 2.50% sales charge. Class C
charges                                      historical returns. All other returns         shares have no upfront or contingent
                                             are blended returns of historical Class       deferred sales charge; therefore,
                                             A share performance and restated Class C      performance shown is at net asset value.
CLASS A SHARES                               share performance (for periods prior to       Class R share returns do not include a
Inception                     1.45%          the inception date of Class A shares) at      0.75% contingent deferred sales charge
1 Year                       -1.07           net asset value, adjusted to reflect the      that may be imposed on a total
                                             higher Rule 12b-1 fees applicable to          redemption of retirement plan assets
CLASS C SHARES                               Class C shares. Class C shares'               within the first year.
Inception (8/30/02)           2.42%          inception date is 8/30/02.
1 Year                        1.21                                                            The performance of the Fund's share
                                                Class R shares' inception date is          classes will differ due to different
CLASS R SHARES                               4/30/04. Returns since that date are          sales charge structures and class
Inception                     2.53%          historical returns. All other returns         expenses.
1 Year                        1.49           are blended returns of historical Class
========================================     R share performance and restated Class C         Had the advisor not waived fees
In addition to returns as of the close       share performance (for periods prior to       and/or reimbursed expenses, performance
of the reporting period, industry            the inception date of Class R shares) at      would have been lower.
regulations require us to provide            net asset value, adjusted to reflect the
average annual total returns as of           higher Rule 12b-1 fees applicable to
12/31/04, the most recent calendar           Class C shares. Class C shares'
quarter-end.                                 inception date is 8/30/02.
========================================
AVERAGE ANNUAL TOTAL RETURNS                    The performance data quoted represent
As of 12/31/04, including applicable sales   past performance and cannot guarantee
charges                                      comparable future results; current
                                             performance may be lower or higher.
CLASS A SHARES                               Please visit AIMinvestments.com for the
Inception                     1.49%          most recent month-end performance.
1 Year                       -0.70           Performance figures reflect reinvested
                                             distributions, changes in net asset
CLASS C SHARES                               value and the effect of the maximum
Inception (8/30/02)           2.51%          sales charge unless otherwise stated.
1 Year                        1.63           Investment return and principal value
                                             will fluctuate so that you may have a
CLASS R SHARES                               gain or loss when you sell shares.
Inception                     2.62%
1 Year                        1.90
====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/05

AIM SHORT TERM BOND FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS               Please note that past performance is not
                                           For periods ended 1/31/05                  indicative of future results. More recent
The following information has been                                                    returns may be more or less than those
prepared to provide Institutional Class    Inception                     2.65%        shown. All returns assume reinvestment of
shareholders with a performance overview     1 Year                      1.77         distributions at net asset value.
specific to their holdings. Institutional    6 Months*                   1.22         Investment return and principal value
Class shares are offered exclusively to                                               will fluctuate so your shares, when
institutional investors, including         AVERAGE ANNUAL TOTAL RETURNS               redeemed, may be worth more or less than
defined contribution plans that meet       For periods ended 12/31/04, most recent    their original cost. See full report for
certain criteria.                          calendar quarter-end                       information on comparative benchmarks.
                                                                                      Please consult your fund prospectus for
                                           Inception                     2.68%        more information. For the most current
                                             1 Year                      2.03         month-end performance, please call
                                             6 Months*                   1.52         800-451-4246 or visit AIMinvestments.com.

                                           *Cumulative total return that has not
                                           been annualized

                                           Institutional Class shares have no sales
                                           charge; therefore, performance is at NAV.

                                              Institutional Class shares' inception
                                           date is 4/30/04. Returns since that date
                                           are historical returns. All other returns
                                           are blended returns of historical
                                           Institutional Class share performance and
                                           restated Class C share performance (for
                                           periods prior to the inception date of
                                           Institutional Class shares) at net asset
                                           value and reflect the higher Rule 12b-1
                                           fees applicable to Class C shares. Class
                                           C shares' inception date is 8/30/02.
                                           Institutional Class shares would have had
                                           different returns due to differences in
                                           the expense structure of the
                                           Institutional Class.
===================================================================================================================================

                                   Over for information on your fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com     STB-INS-2     YOUR GOALS. OUR SOLUTIONS.    [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--           --Registered Trademark--

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     period. Simply divide your account value      in the table on the front of this
                                            by $1,000 (for example, an $8,600 account     supplement.
As a shareholder of the Fund, you incur     value divided by $1,000 = 8.6), then
ongoing costs, including management fees;   multiply the result by the number in the      The hypothetical account values and
and other Fund expenses. This example is    table under the heading entitled "Actual      expenses may not be used to estimate your
intended to help you understand your        Expenses Paid During Period" to estimate      actual ending account balance or expenses
ongoing costs (in dollars) of investing     the expenses you paid on your account         you paid for the period. You may use this
in the Fund and to compare these costs      during this period.                           information to compare the ongoing costs
with ongoing costs of investing in other                                                  of investing in the Fund and other funds.
mutual funds. The example is based on an    HYPOTHETICAL EXAMPLE FOR                      To do so, compare this 5% hypothetical
investment of $1,000 invested at the        COMPARISON PURPOSES                           example with the 5% hypothetical examples
beginning of the period and held for the                                                  that appear in the shareholder reports of
entire period August 1, 2004, to January    The table below also provides information     the other funds.
31, 2005.                                   about hypothetical account values and
                                            hypothetical expenses based on the Fund's        Please note that the expenses shown in
ACTUAL EXPENSES                             actual expense ratio and an assumed rate      the table are meant to highlight your
                                            of return of 5% per year before expenses,     ongoing costs only. Therefore, the
The table below provides information        which is not the Fund's actual return.        hypothetical information is useful in
about actual account values and actual      The Fund's actual cumulative total return     comparing ongoing costs only, and will
expenses. You may use the information in    after expenses for the six months ended       not help you determine the relative total
this table, together with the amount you    January 31, 2005, appears                     costs of owning different funds.
invested, to estimate the expenses that
you paid over the

===================================================================================================================================

                                                          ACTUAL                                        HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
                          VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
                         (8/1/04)                 (1/31/05)(1)           PERIOD(2)              (1/31/05)              PERIOD(2)
Institutional Class     $1,000.00                  $1,012.20               $2.99                $1,022.23                 $3.01

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended January 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.59% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
BONDS & NOTES-59.50%

ADVERTISING-0.24%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   732,000   $    752,064
=========================================================================

AEROSPACE & DEFENSE-0.17%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                        495,000        537,664
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.53%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $1,789,065)(a)(b)               1,500,000      1,653,660
=========================================================================

AUTO PARTS & EQUIPMENT-0.28%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(a)                               837,000        850,777
=========================================================================

AUTOMOBILE MANUFACTURERS-0.66%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Unsub. Gtd. Global Notes, 7.25%,
  01/18/06(a)                                    1,000,000      1,036,730
-------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                             1,000,000      1,007,300
=========================================================================
                                                                2,044,030
=========================================================================

BROADCASTING & CABLE TV-5.64%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(a)                             2,000,000      2,067,900
-------------------------------------------------------------------------
  9.50%, 08/01/13(a)                             4,900,000      5,290,677
-------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                             2,735,000      2,771,895
-------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                    2,000,000      2,053,540
-------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05(a)            822,000        823,447
-------------------------------------------------------------------------
  Sr. Notes, 7.25%, 08/01/05(a)                    575,000        586,408
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(a)           1,400,000      1,432,886
-------------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Notes, 7.75%,
  06/15/05(a)                                    2,395,000      2,435,308
=========================================================================
                                                               17,462,061
=========================================================================

CONSTRUCTION MATERIALS-1.15%

Rinker Materials Corp., Gtd. Notes, 6.88%,
  07/21/05(a)                                    3,500,000      3,558,835
=========================================================================

CONSUMER FINANCE-12.41%

Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(a)                                    5,400,000      5,496,876
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $1,016,860)(a)(b)(c)(d)                      $ 1,000,000   $  1,003,110
-------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06(a)                             2,000,000      2,083,380
-------------------------------------------------------------------------
  8.75%, 02/01/07(a)                             1,100,000      1,202,091
-------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                 500,000        509,815
-------------------------------------------------------------------------
  Notes,
    6.38%, 12/15/05(a)                           1,000,000      1,021,770
-------------------------------------------------------------------------
    6.75%, 05/15/05(a)                           2,100,000      2,119,908
-------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes,
    2.90%, 04/28/05(a)(c)                        4,000,000      4,000,840
-------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                           1,000,000      1,033,290
-------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             400,000        410,704
-------------------------------------------------------------------------
    7.50%, 03/15/05(a)                           2,800,000      2,814,700
-------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(a)               2,235,000      2,247,248
-------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.44%, 03/04/05(a)(c)                          3,725,000      3,728,874
-------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(a)                           1,900,000      1,895,041
-------------------------------------------------------------------------
    6.13%, 09/15/06(a)                           1,000,000      1,016,754
-------------------------------------------------------------------------
    7.50%, 07/15/05(a)                           2,800,000(e)    2,851,352
-------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(a)                           2,025,000      2,025,911
-------------------------------------------------------------------------
    5.25%, 05/16/05(a)                           2,900,000      2,916,762
=========================================================================
                                                               38,378,426
=========================================================================

DIVERSIFIED BANKS-6.14%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $2,232,040)(a)(b)(f)            2,000,000      2,113,822
-------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(f)                        800,000        846,424
-------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $776,335)(a)(b)(d)      700,000        716,954
-------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05(a)                             1,200,000      1,215,852
-------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost
  $1,064,690)(a)(b)(d)                           1,000,000      1,013,110
-------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05(a)        2,500,000      2,542,950
-------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(f)(g)                                    1,400,000      1,386,000
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)(b)                               $    50,000   $     50,639
-------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                               650,000        726,342
-------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                              900,000        990,405
-------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(a)                      6,250,000      6,397,500
-------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $1,058,900)(a)(b)(d)            1,000,000      1,008,700
=========================================================================
                                                               19,008,698
=========================================================================

ELECTRIC UTILITIES-3.92%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)        1,430,000      1,477,447
-------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                2,000,000      2,154,100
-------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes, 6.52%, 02/23/06(a)          1,150,000      1,185,949
-------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(a)                      1,740,000      1,794,479
-------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                      1,000,000      1,022,400
-------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)                 756,098        777,216
-------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 3.26%, 04/03/06(a)(c)     1,250,000      1,251,391
-------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)               1,200,000      1,299,492
-------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(a)                      1,100,000      1,155,935
=========================================================================
                                                               12,118,409
=========================================================================

FOOD RETAIL-0.39%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                    1,200,000      1,192,308
=========================================================================

GAS UTILITIES-1.82%

Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                    2,000,000      2,054,400
-------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05(a)                 530,000        533,207
-------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                      3,000,000      3,026,370
=========================================================================
                                                                5,613,977
=========================================================================

HOMEBUILDING-3.02%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07(a)                             1,415,000      1,535,275
-------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(a)                      3,350,000      3,574,584
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

HOMEBUILDING-(CONTINUED)

Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                  $ 1,500,000   $  1,538,520
-------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                      2,500,000      2,706,925
=========================================================================
                                                                9,355,304
=========================================================================

INDUSTRIAL CONGLOMERATES-0.60%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(b)(d)                           1,750,000      1,851,570
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.62%

TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(a)                                    1,300,000      1,403,857
-------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(a)                               500,000        516,505
=========================================================================
                                                                1,920,362
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.59%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(a)               125,000        127,765
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(a)        700,000        737,422
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes,
  4.54%, 03/08/05(a)                               250,000        250,520
-------------------------------------------------------------------------
  7.08%, 10/03/05(a)                               690,000        708,299
=========================================================================
                                                                1,824,006
=========================================================================

LIFE & HEALTH INSURANCE-0.81%

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                             2,340,000      2,511,148
=========================================================================

MOVIES & ENTERTAINMENT-0.57%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(a)                      1,000,000      1,006,720
-------------------------------------------------------------------------
Walt Disney Co. (The), Global Notes, 7.30%,
  02/08/05(a)                                      750,000        750,720
=========================================================================
                                                                1,757,440
=========================================================================

MULTI-LINE INSURANCE-0.17%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $523,528)(a)(b)(d)                               505,000        518,978
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.13%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)          400,000        408,332
=========================================================================

MUNICIPALITIES-2.02%

Bethlehem (City of), Pennsylvania; Unlimited
  Taxable Series 2004 B GO,
  3.35%, 11/01/06(a)(h)                          1,000,000        995,100
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(a)(h)                    $ 1,000,000   $  1,001,430
-------------------------------------------------------------------------
Onondaga (County of), New York; Unlimited
  Taxable Pension Series 2004 GO, 3.50%,
  10/15/06(a)                                    1,250,000      1,248,113
-------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(a)(h)                 1,500,000      1,496,190
-------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  4.82, 07/10/30(a)(h)(i)                        1,600,000      1,518,368
=========================================================================
                                                                6,259,201
=========================================================================

OIL & GAS DRILLING-0.67%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                             2,070,000      2,085,939
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.00%

Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05(a)                             1,565,000      1,572,590
-------------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                      1,500,000      1,517,775
=========================================================================
                                                                3,090,365
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.51%

CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05(a)                        775,000        794,553
-------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)    2,666,667      2,809,013
-------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(a)                             1,282,500      1,456,920
-------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04-11/22/04; Cost
  $2,738,636)(a)(b)(d)                           2,702,057      2,693,310
=========================================================================
                                                                7,753,796
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.89%

Executive Risk Capital Trust-Series B, Gtd.
  Bonds, 8.68%, 02/01/27(a)                        625,000        708,313
-------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $2,099,800)(a)(b)(d)                      2,000,000      2,039,420
=========================================================================
                                                                2,747,733
=========================================================================

PUBLISHING-0.32%

News America Holdings, Sr. Gtd. Notes, 8.50%,
  02/15/05(a)                                    1,000,000      1,002,050
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


REAL ESTATE-1.40%

HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                           $   100,000   $    100,216
-------------------------------------------------------------------------
Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)          2,340,000      2,389,795
-------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)        1,845,000      1,844,852
=========================================================================
                                                                4,334,863
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.34%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                    1,000,000      1,046,570
=========================================================================

REGIONAL BANKS-2.84%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(c)     1,500,000      1,553,790
-------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05(a)                                    1,000,000      1,025,280
-------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 3.25%(a)(f)(g)                          6,250,000      6,213,413
=========================================================================
                                                                8,792,483
=========================================================================

RESTAURANTS-0.92%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                    2,700,000      2,854,359
=========================================================================

SOVEREIGN DEBT-2.49%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes, 6.50%,
  11/15/06(a)                                    2,000,000      2,084,940
-------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(a)                                       75,000         76,683
-------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04-01/21/05;
  Cost $2,069,550)(a)(b)                         2,000,000      2,049,000
-------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $2,113,000)(a)(b)                            2,000,000      2,052,200
-------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $1,440,281)(a)(b)             1,275,000      1,435,905
=========================================================================
                                                                7,698,728
=========================================================================

TOBACCO-1.15%

Altria Group, Inc.,
  Unsec. Global Notes, 7.00%, 07/15/05(a)        2,000,000      2,034,520
-------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)               1,500,000      1,533,930
=========================================================================
                                                                3,568,450
=========================================================================

TRUCKING-1.10%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                      700,000        711,151
-------------------------------------------------------------------------
Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                             2,400,000      2,679,072
=========================================================================
                                                                3,390,223
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-1.99%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)      $ 1,625,000   $  1,637,334
-------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)              4,145,000      4,506,527
=========================================================================
                                                                6,143,861
=========================================================================
    Total Bonds & Notes (Cost $185,875,315)                   184,086,670
=========================================================================

U.S. MORTGAGE-BACKED SECURITIES-29.85%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.05%

Pass Through Ctfs.,
  8.00%, 11/20/12(a)                             1,000,274      1,059,813
-------------------------------------------------------------------------
  9.00%, 05/01/15(a)                               673,440        722,391
-------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24(a)                 2,147,183      2,280,866
-------------------------------------------------------------------------
  7.00%, 12/01/16 to 10/01/34(a)                 4,561,155      4,844,056
-------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23(a)                 5,551,667      5,757,798
-------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26(a)                 3,680,312      4,058,860
=========================================================================
                                                               18,723,784
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-14.14%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 11/01/34(a)                 5,025,109      5,375,219
-------------------------------------------------------------------------
  7.00%, 04/01/15 to 09/01/34(a)                17,956,936     19,039,449
-------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30(a)                 1,929,338      2,102,100
-------------------------------------------------------------------------
  6.50%, 11/01/16 to 07/01/32(a)                 7,664,282      8,078,643
-------------------------------------------------------------------------
  8.00%, 09/01/17 to 08/01/32(a)                 6,827,843      7,397,563
-------------------------------------------------------------------------
  9.00%, 02/01/21 to 01/01/30(a)                   629,507        701,372
-------------------------------------------------------------------------
  10.00%, 05/01/26(a)                              902,906      1,034,942
=========================================================================
                                                               43,729,288
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.66%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34(a)                10,483,973     11,090,625
-------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32(a)                 7,331,051      7,809,127
-------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33(a)                 3,789,529      3,968,727
-------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21(a)                   919,958      1,001,979
-------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32(a)                 4,509,194      4,865,398
-------------------------------------------------------------------------
  8.50%, 07/20/27(a)                               468,192        510,204
-------------------------------------------------------------------------
  8.00%, 10/15/30(a)                               590,896        643,187
=========================================================================
                                                               29,889,247
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $89,748,150)                                       92,342,319
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES-4.19%

ASSET-BACKED SECURITIES -- CONSUMER
  RECEIVABLES-0.70%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bond,
  3.13%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $2,150,416)(b)(c)(d)                         $ 2,171,223   $  2,149,511
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.55%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02-07/15/04; Cost $4,611,706)(a)(b)      4,325,762      4,389,394
-------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.42% (Acquired
  12/07/04; Cost $2,000,000)(a)(b)(d)(f)(j)      2,000,000      2,011,606
-------------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired
  09/22/03-11/12/03; Cost
  $1,604,630)(a)(b)(d)                           1,500,000      1,502,715
=========================================================================
                                                                7,903,715
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.94%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $2,995,141)(a)(b)(d)                           2,842,364      2,911,803
=========================================================================
    Total Asset-Backed Securities (Cost
      $12,977,178)                                             12,965,029
=========================================================================

                                                 SHARES

PREFERRED STOCKS-4.52%

INTEGRATED OIL & GAS-1.10%

Shell Frontier Oil & Gas Inc.,
  Series A, 2.91% Floating Rate Pfd.(c)                 24      2,400,000
-------------------------------------------------------------------------
  Series C, 2.91% Floating Rate Pfd.(c)                 10      1,000,000
=========================================================================
                                                                3,400,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.87%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,599,990)(b)(d)(k)                                  16      1,600,000
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III,
  2.75% Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost
  $2,673,536)(b)(c)(d)                               2,750      2,725,387
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV,
  2.82% Floating Rate Pfd. (Acquired
  01/19/05; Cost $732,361)(b)(c)(d)                    750        732,533
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI,
  3.00% Floating Rate Pfd. (Acquired
  01/19/05; Cost $728,600)(b)(c)(d)                    750        728,595
=========================================================================
                                                                5,786,515
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-1.55%

Fannie Mae
  Series J, 4.72% Pfd.(a)                           47,500   $  2,400,237
-------------------------------------------------------------------------
  Series K, 3.00% Pfd.(a)                           47,500      2,397,268
=========================================================================
                                                                4,797,505
=========================================================================
    Total Preferred Stocks (Cost $13,915,362)                  13,984,020
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-0.65%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.65%

Unsec. Floating Rate Global Notes,
  4.33%, 02/17/09 (Cost $2,000,000)(a)(j)      $ 2,000,000      1,999,680
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-1.19%

Liquid Assets Portfolio-Institutional
  Class(l)                                       1,846,603   $  1,846,603
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)      1,846,603      1,846,603
=========================================================================
    Total Money Market Funds (Cost
      $3,693,206)                                               3,693,206
=========================================================================
TOTAL INVESTMENTS-99.90% (Cost $308,209,211)                  309,070,924
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.10%                               295,614
=========================================================================
NET ASSETS-100.00%                                           $309,366,538
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

CARS     - Convertible Auction Rate Securities
Ctfs.    - Certificates
Deb.     - Debentures
GO       - General Obligation Bonds
Gtd.     - Guaranteed
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $292,655,692, which represented 94.69% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $38,951,922, which represented 12.59% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on January 31, 2005.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at January 31, 2005 was $25,207,302, which represented 8.15% of the Fund's Net Assets.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(f) Perpetual bond with no specified maturity date.
(g) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on January 31, 2005.
(h) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(i) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or convert to a fixed coupon rate at a specified future date.
(j) Interest rate is redetermined monthly. Rate shown is the rate in effect on January 31, 2005.
(k) Dividend rate is redetermined annually. Rate shown is the rate in effect on January 31, 2005.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $304,516,005)                                $305,377,718
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,693,206)                               3,693,206
===========================================================
    Total investments (cost $308,209,211)       309,070,924
===========================================================
Cash                                                512,546
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,853,144
-----------------------------------------------------------
  Fund shares sold                                2,152,911
-----------------------------------------------------------
  Dividends and interest                          3,573,169
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,006
-----------------------------------------------------------
Other assets                                         58,946
===========================================================
    Total assets                                318,235,646
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,210,644
-----------------------------------------------------------
  Fund shares reacquired                          4,336,584
-----------------------------------------------------------
  Dividends                                          91,423
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 21,923
-----------------------------------------------------------
  Variation margin                                  112,077
-----------------------------------------------------------
Accrued distribution fees                            38,356
-----------------------------------------------------------
Accrued trustees' fees                                1,500
-----------------------------------------------------------
Accrued transfer agent fees                          20,542
-----------------------------------------------------------
Accrued operating expenses                           36,059
===========================================================
    Total liabilities                             8,869,108
===========================================================
Net assets applicable to shares outstanding    $309,366,538
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $312,917,960
-----------------------------------------------------------
Undistributed net investment income                (821,437)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (3,401,088)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  671,103
===========================================================
                                               $309,366,538
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 18,100,429
___________________________________________________________
===========================================================
Class C                                        $269,573,546
___________________________________________________________
===========================================================
Class R                                        $    147,236
___________________________________________________________
===========================================================
Institutional Class                            $ 21,545,327
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           1,814,626
___________________________________________________________
===========================================================
Class C                                          27,040,328
___________________________________________________________
===========================================================
Class R                                              14,742
___________________________________________________________
===========================================================
Institutional Class                               2,159,791
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.97
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.97 divided by
      97.50%)                                  $      10.23
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.97
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       9.99
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $       9.98
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $5,002,456
------------------------------------------------------------------------
Dividends                                                        146,354
------------------------------------------------------------------------
Dividends from affiliated money market funds                      27,667
========================================================================
    Total investment income                                    5,176,477
========================================================================

EXPENSES:

Advisory fees                                                    669,288
------------------------------------------------------------------------
Administrative services fees                                      53,607
------------------------------------------------------------------------
Custodian fees                                                    21,805
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         26,298
------------------------------------------------------------------------
  Class C                                                      1,520,581
------------------------------------------------------------------------
  Class R                                                            178
------------------------------------------------------------------------
Transfer agent fees -- Class A, C and R                          145,748
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                         3,683
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,795
------------------------------------------------------------------------
Other                                                            170,648
========================================================================
    Total expenses                                             2,625,631
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
      arrangement                                               (686,441)
========================================================================
    Net expenses                                               1,939,190
========================================================================
Net investment income                                          3,237,287
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                           (1,995)
------------------------------------------------------------------------
  Futures contracts                                              (42,656)
========================================================================
                                                                 (44,651)
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                            9,912
------------------------------------------------------------------------
  Futures contracts                                             (342,145)
========================================================================
                                                                (332,233)
========================================================================
Net gain (loss) from investment securities and futures
  contracts                                                     (376,884)
========================================================================
Net increase in net assets resulting from operations          $2,860,403
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,237,287     $  5,437,094
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                             (44,651)         960,226
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  (332,233)       1,419,939
==========================================================================================
    Net increase in net assets resulting from operations        2,860,403        7,817,259
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (204,218)         (22,084)
------------------------------------------------------------------------------------------
  Class C                                                      (3,678,198)      (8,645,314)
------------------------------------------------------------------------------------------
  Class R                                                            (886)             (63)
------------------------------------------------------------------------------------------
  Institutional Class                                            (232,399)         (20,032)
==========================================================================================
    Total distributions from net investment income             (4,115,701)      (8,687,493)
==========================================================================================
Share transactions-net:
  Class A                                                      11,217,861        6,952,088
------------------------------------------------------------------------------------------
  Class C                                                     (47,636,378)     (18,290,840)
------------------------------------------------------------------------------------------
  Class R                                                         136,393           11,404
------------------------------------------------------------------------------------------
  Institutional Class                                          14,866,452        6,755,108
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (21,415,672)      (4,572,240)
==========================================================================================
    Net increase (decrease) in net assets                     (22,670,970)      (5,442,474)
==========================================================================================

NET ASSETS:

  Beginning of period                                         332,037,508      337,479,982
==========================================================================================
  End of period (including undistributed net investment
    income of $(821,437) and $56,977, respectively)           $309,366,538    $332,037,508
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 0.95% (before distribution fee waivers), 1.60% (before distribution fee waivers), 1.10% and 0.60% of average daily net assets, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $47,173.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $20,389 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $53,607.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $145,748 for Class A, Class C and Class R share classes and $3,683 for Institutional Class shares.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the Fund's average daily net assets of Class C shares and 0.50% of the Fund's average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive 0.10% and 0.40% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class C and Class R shares paid $18,784, $912,349 and $178, respectively, after AIM Distributors waived Plan fees of $7,514 and $608,232 for Class A and Class C shares, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2005, AIM Distributors advised the

Fund that it retained $9,517 in front-end sales commissions from the sale of Class A shares and $1,925, $594 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      01/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio--
  Institutional
  Class             $43,711        $41,972,041       $(40,169,149)         $   --         $1,846,603       $13,798       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              43,711         41,972,041        (40,169,149)             --          1,846,603        13,869           --
==================================================================================================================================
  Total             $87,422        $83,944,082       $(80,338,298)         $   --         $3,693,206       $27,667       $   --
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $3,133.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $2,865 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On January 31, 2005, $800,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                               NO. OF        MONTH/          MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       797       Mar-05/Long    $166,622,813      $(190,610)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2011                                                    $   20,292
-----------------------------------------------------------------------------
July 31, 2012                                                     1,787,880
=============================================================================
Total capital loss carryforward                                  $1,808,172
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005, was $173,834,115 and $191,894,289, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,934,212
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,072,721)
===============================================================================
Net unrealized appreciation of investment securities              $   861,491
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $308,209,433.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2005                 JULY 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(a)                                                    2,089,084    $  20,930,106        743,963    $   7,430,672
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,779,273       77,940,845     35,091,467      352,966,553
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       15,325          153,668          1,131           11,341
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                        1,723,767       17,274,501        675,095        6,741,273
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(a)                                                       17,271          172,901          1,921           19,226
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         308,180        3,085,158        715,503        7,192,526
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                           89              886              6               63
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                           23,150          231,760          2,002           20,025
==========================================================================================================================
Reacquired:
  Class A(a)                                                     (987,868)      (9,885,146)       (49,745)        (497,810)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (12,852,536)    (128,662,381)   (37,689,480)    (378,449,919)
--------------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       (1,809)         (18,161)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         (263,603)      (2,639,809)          (620)          (6,190)
==========================================================================================================================
                                                               (2,149,677)   $ (21,415,672)      (508,757)   $  (4,572,240)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS         (DATE SALES
                                                                 ENDED          COMMENCED) TO
                                                              JANUARY 31,          JULY 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.01             $10.03
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.12               0.05(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.02)             (0.00)
==============================================================================================
    Total from investment operations                               0.10               0.05
==============================================================================================
Less dividends from net investment income                         (0.14)             (0.07)
==============================================================================================
Net asset value, end of period                                  $  9.97             $10.01
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    1.00%              0.46%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $18,100             $6,971
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.85%(c)           0.85%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.99%(c)           0.96%(d)
==============================================================================================
Ratio of net investment income to average net assets               2.24%(c)           1.92%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           54%               126%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,905,038.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            AUGUST 30, 2002
                                                              SIX MONTHS          YEAR      (DATE OPERATIONS
                                                                 ENDED           ENDED       COMMENCED) TO
                                                              JANUARY 31,       JULY 31,        JULY 31,
                                                                 2005             2004            2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.01         $ 10.02         $  10.01
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.09            0.16(a)          0.12(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.01)           0.08             0.14
============================================================================================================
    Total from investment operations                               0.08            0.24             0.26
============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.12)          (0.25)           (0.25)
============================================================================================================
  Return of capital                                                  --              --            (0.00)
============================================================================================================
    Total distributions                                           (0.12)          (0.25)           (0.25)
============================================================================================================
Net asset value, end of period                                 $   9.97         $ 10.01         $  10.02
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                    0.82%           2.44%            2.58%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $269,574         $318,282        $337,480
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.20%(c)        1.20%            1.20%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.64%(c)        1.61%            1.60%(d)
============================================================================================================
Ratio of net investment income to average net assets               1.89%(c)        1.57%            1.28%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                           54%            126%              88%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $301,636,894.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS         (DATE SALES
                                                                 ENDED          COMMENCED) TO
                                                              JANUARY 31,          JULY 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.02              $10.03
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.11                0.04(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.01)               0.01
==============================================================================================
    Total from investment operations                              0.10                0.05
==============================================================================================
Less dividends from net investment income                        (0.13)              (0.06)
==============================================================================================
Net asset value, end of period                                  $ 9.99              $10.02
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   0.97%               0.49%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  147              $   11
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.10%(c)            1.10%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.14%(c)            1.11%(d)
==============================================================================================
Ratio of net investment income to average net assets              1.99%(c)            1.67%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          54%                126%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $70,454.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS         (DATE SALES
                                                                 ENDED          COMMENCED) TO
                                                              JANUARY 31,          JULY 31,
                                                                 2005                2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.01             $10.03
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.13               0.05(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.01)             (0.00)
==============================================================================================
    Total from investment operations                               0.12               0.05
==============================================================================================
Less dividends from net investment income                         (0.15)             (0.07)
==============================================================================================
Net asset value, end of period                                  $  9.98             $10.01
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    1.22%              0.52%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $21,545             $6,773
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.59%(c)           0.60%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.60%(c)           0.61%(d)
==============================================================================================
Ratio of net investment income to average net assets               2.50%(c)           2.17%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           54%               126%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $15,303,340.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES
Bob R. Baker
Frank S. Bayley
James T. Bunch
Bruce L. Crockett
Albert R. Dowden
Edward K. Dunn Jr.
Jack M. Fields
Carl Frischling
Robert H. Graham
Gerald J. Lewis
Prema Mathai-Davis
Lewis F. Pennock
Ruth H. Quigley
Larry Soll
Mark H. Williamson
OFFICERS
Bruce L. Crockett
Chair
Robert H. Graham
Vice Chair and President
Mark H. Williamson
Executive Vice President
Lisa O. Brinkley
Senior Vice President and Chief Compliance Officer
Russell C. Burk
Senior Vice President
Kevin M. Carome
Senior Vice President, Secretary and Chief Legal Officer
Sidney M. Dilgren
Vice President and Treasurer
Robert G. Alley
Vice President
Stuart W. Coco
Vice President
J. Philip Ferguson
Vice President
Karen Dunn Kelley
Vice President
OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173
INVESTMENT ADVISOR
A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173
TRANSFER AGENT
AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2801
COUNSEL TO THE FUND
Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103-7599
COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022-3852
DISTRIBUTOR
A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                            SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           AIM Tax-Free Intermediate Fund
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                  Premier Tax-Exempt Portfolio
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                                 AIM ALLOCATION SOLUTIONS
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)                                                              AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)                                                              AIM Moderate Allocation Fund
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)                    ================================================================================
AIM Trimark Endeavor Fund                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Small Companies Fund             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Weingarten Fund                          FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
                                             ================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO MidCap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.


AIMinvestments.com             STB-SAR-1                A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                      AIM TOTAL RETURN BOND FUND
                            Semiannual Report to Shareholders o January 31, 2005


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM TOTAL RETURN BOND FUND SEEKS TO ACHIEVE MAXIMUM TOTAL RETURN CONSISTENT WITH
PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 1/31/05 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          common stocks frequently used as a            into account mortgage prepayments, puts,
                                             general measure of U.S. stock market          adjustable coupons and potential call
o Effective 9/30/03, Class B shares are      performance.                                  dates.
not available as an investment for
retirement plans maintained pursuant to      o The Fund is not managed to track the        ========================================
Section 401 of the Internal Revenue          performance of any particular index,          YIELD AND DISTRIBUTION RATE
Code, including 401(k) plans, money          including the indexes defined here, and
purchase pension plans and profit            consequently, the performance of the          As of 1/31/05
sharing plans. Plans that have existing      Fund may deviate significantly from the                            30-DAY      30-DAY
accounts invested in Class B shares will     performance of the indexes.                                       DISTR. RATE   YIELD
continue to be allowed to make                                                             Class A Shares         2.78%      3.06%
additional purchases.                        o A direct investment cannot be made in
                                             an index. Unless otherwise indicated,         Class B Shares         2.16       2.47
o Class R shares are available only to       index results include reinvested
certain retirement plans. Please see the     dividends, and they do not reflect sales      Class C Shares         2.16       2.47
prospectus for more information.             charges. Performance of an index of
                                             funds reflects fund expenses;                 Class R Shares         2.67       2.97
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of a market index does not.       ========================================
o The Fund may invest up to 25% of its
assets in the securities of non-U.S.         OTHER INFORMATION                             Had the advisor not waived fees and/or
issuers. International investing                                                           reimbursed expenses, 30-day yields would
presents certain risks not associated        o Industry classifications used in this       have been 2.62% for Class A shares,
with investing solely in the United          report are generally according to the         2.10% for Class B shares and Class C
States. These include risks relating to      Global Industry Classification Standard,      shares and 2.60% for Class R shares.
fluctuations in the value of the U.S.        which was developed by and is the
dollar relative to the values of other       exclusive property and a service mark of         The 30-day yield is calculated using
currencies, the custody arrangements         Morgan Stanley Capital International          a formula defined by the Securities and
made for the Fund's foreign holdings,        Inc. and Standard & Poor's.                   Exchange Commission. The formula is
differences in accounting, political                                                       based on the portfolio's potential
risks and the lesser degree of public        o The returns shown in the Management's       earnings from dividends, interest and
information required to be provided by       Discussion of Fund Performance are based      yield-to-maturity or yield-to-call of
non-U.S. companies.                          on net asset values calculated for            the bonds in the portfolio, net of all
                                             shareholder transactions. Generally           expenses, calculated at maximum offering
o The Fund may invest a portion of its       accepted accounting principles require        price, and annualized.
assets in mortgage-backed securities,        adjustments to be made to the net assets
which may lose value if mortgages are        of the Fund at period end for financial          The Fund's 30-day distribution rate
prepaid in response to falling interest      reporting purposes, and as such, the net      reflects its most recent monthly
rates.                                       asset values for shareholder                  dividend distribution multiplied by 12
                                             transactions and the returns based on         and divided by the most recent month-end
ABOUT INDEXES USED IN THIS REPORT            those net asset values may differ from        maximum offering price. The Fund's
                                             the net asset values and returns              distribution rate and 30-day yield will
o The unmanaged Lehman U.S. Aggregate        reported in the Financial Highlights.         differ.
Bond Index, which represents the U.S.
investment-grade fixed-rate bond market      o The average credit quality of the           The Fund files its complete schedule of
(including government and corporate          Fund's holdings as of the close of the        portfolio holdings with the Securities
securities, mortgage pass-through            reporting period represents the weighted      and Exchange Commission ("SEC") for the
securities and asset-backed securities),     average quality rating of the securities      1st and 3rd quarters of each fiscal year
is compiled by Lehman Brothers, a global     in the portfolio as assigned by               on Form N-Q. The Fund's Form N-Q filings
investment bank.                             Nationally Recognized Statistical Rating      are available on the SEC's Web site at
                                             Organizations based on assessment of the      sec.gov. Copies of the Fund's Forms N-Q
o The unmanaged Lipper Intermediate          credit quality of the individual              may be reviewed and copied at the SEC's
Investment Grade Fund Index represents       securities.                                   Public Reference Room at 450 Fifth
an average of the 30 largest                                                               Street, N.W., Washington, D.C.
intermediate investment grade bond funds     o Effective duration is a measure, as         20549-0102. You can obtain information
tracked by Lipper, Inc., an independent      estimated by the Fund's portfolio             on the operation of the Public Reference
mutual fund performance monitor.             managers, of a bond fund's price              Room, including information about
                                             sensitivity to changes in interest            duplicating fee charges, by calling
o The unmanaged Standard & Poor's            rates. Weighted average effective             1-202-942-8090 or by electronic request
Composite Index of 500 Stocks (the S&P       maturity is a measure, as estimated by        at the following E-mail address:
500--Registered Trademark-- Index) is an     the Fund's portfolio managers, of the         publicinfo@sec.gov. The SEC file numbers
index of                                     length of time until the average              for the Fund are 811-5686 and 33-39519.
                                             security in a bond fund will mature or        The Fund's most recent portfolio
                                             be redeemed by its issuer. Both measures      holdings, as filed on Form N-Q, are also
                                             take                                          available at AIMinvestments.com.

                                                                                           A description of the policies and
                                                                                           procedures that the Fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, from our
                                                                                           Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select the Fund from the dropdown
                                                                                           menu.

==========================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
==========================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================


AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    New Board Chair

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chair of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent Fund trustee, meaning a
                    trustee who is not an officer of the Fund's investment
                    advisor, serve as Chair of the Funds' Board. In addition, a similar provision was included in the terms of AIM Advisors'
[PHOTO OF           recent settlements with certain regulators. Accordingly, the
MARK H.             AIM Funds' Board elected Mr. Crockett, one of the 13
WILLIAMSON          independent trustees on the AIM Funds' Board, as Chair. His appointment became effective on October 4, 2004. Mr. Graham
MARK H. WILLIAMSON  remains on the Funds' Board as Vice Chair and President, as does Mark Williamson, President and Chief Executive Officer of AIM Investments--Registered Trademark--. Mr. Graham also remains Chair of AIM Investments.

                       Mr. Crockett has been a member of the AIM Funds' Board
[PHOTO OF           since 1992, when AIM acquired certain funds that had been
BRUCE L.            advised by CIGNA. He had been a member of the board of those
CROCKETT            funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
BRUCE L. CROCKETT   Chairman of Crockett Technologies Associates since 1996. He is the first independent Chair of the Funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of Fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After rising 9.23% in the fourth quarter of 2004, the S&P 500 Index declined by 2.44% in January 2005. The market's January performance disappointed some investors who were looking for the so-called "January effect," in which positive returns in January supposedly portend a strong stock market for the full year. Nonetheless, many equity investors took comfort in the fact that the S&P 500 Index rose 8.15% for the six months covered by this report.

                       Bond returns were solid despite the fact that the U.S.
                    Federal Reserve began raising short-term interest rates during 2004. For the six-month reporting period, the Lehman U.S. Aggregate Bond Index, which represents the performance of investment-grade bonds, returned 3.81%; the Lehman High Yield Index, which represents the performance of high yield securities, rose 8.03%; and the Lehman Municipal Bond Index, which represents the performance of investment-grade municipal securities, rose 4.80%. (All three Lehman indexes are compiled by Lehman Brothers, the global investment bank.)

                       All in all, 2004 was a good year for most American
                    investors. Profit growth of U.S. corporations was generally positive, and the decline in the value of the dollar boosted returns from foreign holdings. U.S. gross domestic product
                    (GDP) grew 4.4% for all of 2004. Business economists responding to a December 2004 BusinessWeek survey foresaw GDP growth of 3.5% in 2005, a level higher than the post-World War II average of 3.4%. Also, the Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during February and remained in very strong territory.

                       Of course, none of this can guarantee that 2005 will be
                    another year of positive returns for equity or fixed-income investors. Over the short term, the only sure thing about the markets is their unpredictability. Hence, we have always urged shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The following pages present a discussion of how your Fund invests, how it performed compared to pertinent benchmarks during the reporting period and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your Fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM        /s/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    Chair, AIM Investments      CEO & President, AIM Investments
                    President & Vice Chair,     Trustee, AIM Funds
                    AIM Funds

                    March 1, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund continued to produce positive                                                     varying maturities. The Fund may also
total return while protecting investors'                                                   invest a portion of its assets in U.S.-
capital during the six-month reporting                                                     dollar denominated international bonds,
period ended 1/31/05.                                                                      but it does not invest in high-yield
                                                                                           securities.
========================================     assets in an actively managed portfolio
FUND VS. INDEXES                             of investment-grade fixed-income                 To assure adequate diversification,
                                             securities, principally of intermediate       we limit the concentration of assets in
TOTAL RETURNS, 7/31/04-1/31/05,              maturities.                                   any single security. In selecting
EXCLUDING APPLICABLE SALES CHARGES. IF                                                     securities for purchase, we look for
SALES CHARGES WERE INCLUDED, RETURNS            For a macroeconomic overview, we           improving industry and company-specific
WOULD BE LOWER.                              analyze economic fundamentals such as:        fundamentals such as cash flow coverage,
                                                                                           revenue growth, stable or improving
Class A Shares                    3.15%      o the interest rate environment               credit ratings and business margin
                                                                                           improvement. We favor undervalued
Class B Shares                    2.77       o relative value among sectors and            sectors, industries and companies and we
                                             industries                                    seek compelling relative value and
Class C Shares                    2.77                                                     strong liquidity.
                                             o the direction and strength of economic
Class R Shares                    3.03       growth.                                       MARKET CONDITIONS AND YOUR FUND

Lehman U.S. Aggregate Bond Index                Based on this analysis, we determine       Economic improvement continued during
(Broad Market and                            our duration strategy in relation to the      the reporting period, with U.S. gross
Style-specific Index)             3.81       Fund's benchmark, the Lehman U.S.             domestic product--generally considered
                                             Aggregate Bond Index. Duration is a           the broadest measure of economic
Lipper Intermediate Investment               measure of a fund's price sensitivity to      activity--continuing to increase in both
Grade Fund Index                             interest rate changes. Lowering a fund's      the third and fourth quarters of 2004.
(Peer Group Index)                3.85       duration lowers its risk of value loss
                                             when interest rates rise. We typically           To forestall the inflation that often
Source: Lipper, Inc.                         keep the Fund's duration within about a       accompanies economic growth, the Federal
========================================     year and a half over or under that of         Reserve (the Fed) raised its influential
                                             its benchmark.                                target federal funds rate four times
   The Fund lagged its indexes in the                                                      during the six-month reporting period.
third quarter of 2004 because the Fund's        In terms of yield-curve positioning--a     Typically, when the federal funds rate
duration was shorter than the                technique for selecting bonds of various      rises, other interest rates also rise,
benchmark's--a defensive posture which       maturities according to the yields            though not necessarily by an equivalent
may help protect principal but tends to      currently offered--the Fund focuses on        amount.
decrease yield. Another factor was a         intermediate-maturity bonds, which tend
decrease in the market prices of             to fluctuate less in response to                 During the period, short-term
short-term bonds (where most of the          interest rate changes. This helps             interest rates did rise, but long-term
Fund's assets were concentrated) due to      provide more consistent, stable returns.      rates actually declined, to the surprise
rising interest rates.                                                                     of many observers. This decline tended
                                                The portfolio provides exposure to         to enhance the value of existing
HOW WE INVEST                                the three broad sectors in the Lehman         long-term bonds while decreasing the
                                             U.S. Aggregate Bond Index: U.S.               prices of short-term bonds, creating a
To meet the Fund's objective of              government bonds (including Treasury and      flattening of the
achieving maximum total return               agency securities), mortgage-backed and
consistent with the preservation of          asset-backed securities and
capital, we invest the Fund's                investment-grade corporate bonds of

===================================================================================================================================
TOP 10 FIXED INCOME ISSUERS*                                   TOP 10 INDUSTRIES*

 1. Federal National Mortgage Association (FNMA)       12.8%    1. U.S. Mortgage-Backed Securities               24.9

 2. Federal Home Loan Mortgage Corp. (FHLMC)            7.7     2. Consumer Finance                              11.0

 3. U.S. Treasury Securities                            7.5     3. U.S.Treasury Securities                        7.5

 4. Government National Mortgage Association (GNMA)     4.8     4. Other Diversified Financial Services           6.1

 5. General Motors Acceptance Corp.                     4.5     5. Broadcasting & Cable TV                        6.0

 6. Ford Motor Credit Co.                               4.4     6. Integrated Telecommunication Services          5.5

 7. Sprint Capital Corp.                                2.1     7. Diversified Banks                              4.0

 8. Russian Federation (Russia)                         2.1     8. Municipalities                                 3.8

 9. TCI Communications, Inc.                            1.5     9. Electric Utilities                             3.4

10. Lenfest Communications, Inc.                        1.5    10. Real Estate                                    2.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
===================================================================================================================================

yield curve that produced considerable       are available to buy. While the Fund's        The views and opinions expressed in
volatility in the bond market.               allocation to corporate bonds was higher      Management's Discussion of Fund
                                             than its benchmark's on a percentage          Performance are those of A I M Advisors,
   We had anticipated the Fed's rate         basis, the duration on those holdings         Inc. These views and opinions are
increase, and during the third quarter       was generally shorter than the corporate      subject to change at any time based on
of 2004 we shortened the Fund's              bonds in the benchmark. Since longer          factors such as market and economic
duration--a strategy designed to reduce      duration bonds outperformed shorter           conditions. These views and opinions may
the Fund's risk of principal loss due to     duration bonds during the period, the         not be relied upon as investment advice
interest rate increases. During the          Fund's relative performance was               or recommendations, or as an offer for a
fourth quarter, we kept duration about       negatively affected by its shorter            particular security. The information is
three-quarters of a year lower than that     duration.                                     not a complete analysis of every aspect
of the benchmark because we believed the                                                   of any market, country, industry,
Fed's policy of measured interest rate          The composition of the Fund's              security or the Fund. Statements of fact
tightening and the outlook for a             allocation to mortgage-backed securities      are from sources considered reliable,
stronger economy warranted this              continued to reflect our defensive            but A I M Advisors, Inc. makes no
defensive position.                          posture. We prefer to own high-coupon,        representation or warranty as to their
                                             low-duration mortgages, seeking seasoned      completeness or accuracy. Although
   The Fund's yield curve strategy is        pools of mortgages that have little           historical performance is no guarantee
primarily focused on the short to            incentive to refinance. During the            of future results, these insights may
intermediate areas of the curve, which       period, however, much of the new              help you understand our investment
we believe may offer the best value by       issuance was low-coupon, high-duration        management philosophy.
achieving maximum total return without       mortgages. These are less attractive
undue interest rate risk. However, as        from a volatility standpoint in the               See important Fund and index
yields on the short end of the curve         short term (due to excessive price              disclosures inside front cover.
rose during the period, bond                 fluctuations) and from an income
prices--which move in the opposite           standpoint over the long term (because                            JAN H. FRIEDLI is
direction from yields--fell on that end      of lower income).                                                 lead portfolio
of the curve, detracting from Fund                                                               [FRIEDLI      manager of AIM Total
performance.                                 IN CLOSING                                           PHOTO]       Return Bond Fund. He
                                                                                                               began his investment
   Favorable security selection              The Fund continued to pursue maximum                              career in 1990 and
benefited Fund performance, especially       total return consistent with                  joined AIM in 1999. Mr. Friedli
in corporate bonds and mortgage-backed       preservation of capital. For this             graduated cum laude from Villanova
securities. Corporate bonds were the         purpose, we focused our yield curve           University with a B.S. in computer
best-performing sector of the Lehman         strategy on the short to intermediate         science and earned an M.B.A. with honors
U.S. Aggregate Bond Index for the            areas in pursuit of maximum total return      from the University of Chicago.
period. In particular, we avoided owning     without undue interest rate risk. We
long automobile bonds. Our negative          continued to focus our duration strategy                          SCOT W. JOHNSON,
judgment of them proved well founded, as     on keeping the Fund's duration shorter                            Chartered Financial
autos performed very poorly.                 than that of the index to reduce                    [JOHNSON      Analyst, is a
                                             vulnerability to principal loss due to               PHOTO]       portfolio manager of
   In the corporate bond sector, we have     interest rate increases. We thank you                             AIM Total Return
taken a defensive position by targeting      for your continued investment in AIM                              Bond Fund. He joined
a lower duration than the index. We have     Total Return Bond Fund.                       AIM in 1994. He received both a B.A in
done so because we believe the corporate                                                   economics and an M.B.A in finance from
bond market is fully valued--few                                                           Vanderbilt University
undervalued securities
                                                                                           Assisted by the Investment Grade Team

================================================================================
TOTAL NET ASSETS          $146.8 MILLION     PORTFOLIO COMPOSITION
                                             By type of investment
TOTAL NUMBER OF HOLDINGS*            371
                                             U.S. Bonds & Notes            57.0%
AVERAGE CREDIT QUALITY RATING          A
                                             U.S. Mortgage-backed
AVERAGE EFFECTIVE DURATION    3.68 YEARS     Securities                    24.9

AVERAGE MATURITY              5.71 YEARS     International Bonds & Notes   10.6

                                             U.S. Treasury Securities       7.5

                                             U.S. Asset-backed Securities   3.2

                                             Preferred Stocks               2.7

                                             U.S. Government Agency
                                             Securities                     0.8

                                             International Asset-backed
                                             Securities                     0.4

                                             Money Market Funds Plus Other
                                             Assets Less Liabilities       (7.1)

================================================================================                 [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONGTERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      used to estimate your actual ending
                                             the period. Simply divide your account        account balance or expenses you paid for
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600       the period. You may use this information
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       to compare the ongoing costs of
costs, which may include sales charges       then multiply the result by the number        investing in the Fund and other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled       To do so, compare this 5% hypothetical
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to       example with the 5% hypothetical
and redemption fees, if any; and (2)         estimate the expenses you paid on your        examples that appear in the shareholder
ongoing costs, including management          account during this period.                   reports of the other funds.
fees; distribution and/or service fees
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown
example is intended to help you              COMPARISON PURPOSES                           in the table are meant to highlight your
understand your ongoing costs (in                                                          ongoing costs only and do not reflect
dollars) of investing in the Fund and to     The table below also provides                 any transactional costs, such as sales
compare these costs with ongoing costs       information about hypothetical account        charges (loads) on purchase payments,
of investing in other mutual funds. The      values and hypothetical expenses based        contingent deferred sales charges on
example is based on an investment of         on the Fund's actual expense ratio and        redemptions, and redemption fees, if
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      any. Therefore, the hypothetical
period and held for the entire period,       before expenses, which is not the Fund's      information is useful in comparing
August 1, 2004 -- January 31, 2005.          actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total return at net asset          you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended January 31, 2005, appear in the         if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account values and expenses      higher.
expenses. You may use the information in     may not be
this table, together with the amount you
invested, to

===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (8/1/04)                 (1/31/05)(1)           PERIOD(2)              (1/31/05)              PERIOD(2)
      A               $1,000.00                  $1,031.50               $5.17                $1,020.11                 $5.14
      B                1,000.00                   1,027.70                9.00                 1,016.33                  8.94
      C                1,000.00                   1,027.70                9.00                 1,016.33                  8.94
      R                1,000.00                   1,030.30                6.45                 1,018.85                  6.41

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.01%, 1.76%, 1.76%, and 1.26% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================
Below you will find a presentation of your Fund's performance record for periods ended 1/31/05, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.
================================================================================

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 Class R shares' inception date is             Class A share performance reflects the
As of 1/31/05, including applicable sales    4/30/04. Returns since that date are          maximum 4.75% sales charge, and Class B
charges                                      historical returns. All other returns         and Class C share performance reflects
                                             are blended returns of historical Class       the applicable contingent deferred sales
CLASS A SHARES                               R share performance and restated Class A      charge (CDSC) for the period involved.
Inception (12/31/01)               4.35%     share performance (for periods prior to       The CDSC on Class B shares declines from
   1 Year                         -1.10      the inception date of Class R shares) at      5% beginning at the time of purchase to
                                             net asset value, adjusted to reflect the      0% at the beginning of the seventh year.
CLASS B SHARES                               higher Rule 12b-1 fees applicable to          The CDSC on Class C shares is 1% for the
Inception (12/31/01)               4.35%     Class R shares. Class A shares'               first year after purchase. Class R
   1 Year                         -1.88      inception date is 12/31/01.                   shares do not have a front-end sales
                                                                                           charge; returns shown are at net asset
CLASS C SHARES                                  The performance data quoted represent      value and do not reflect a 0.75% CDSC
Inception (12/31/01)               5.24%     past performance and cannot guarantee         that may be imposed on a total
   1 Year                          2.10      comparable future results; current            redemption of retirement plan assets
                                             performance may be lower or higher.           within the first year.
CLASS R SHARES*                              Please visit AIMinvestments.com for the
Inception                          5.80%     most recent month-end performance.               The performance of the Fund's share
   1 Year                          3.54      Performance figures reflect reinvested        classes will differ due to different
                                             distributions, changes in net asset           sales charge structures and class
In addition to returns as of the close       value and the effect of the maximum           expenses.
of the reporting period, industry            sales charge unless otherwise stated.
regulations require us to provide            Investment return and principal value            Had the advisor not waived fees
average annual total returns (including      will fluctuate so that you may have a         and/or reimbursed expenses, performance
sales charges) as of 12/31/04, the most      gain or loss when you sell shares.            would have been lower.
recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/04, including applicable
sales charges

CLASS A SHARES
Inception (12/31/01)               4.33%
   1 Year                         -0.44

CLASS B SHARES
Inception (12/31/01)               4.35%
   1 Year                         -1.27

CLASS C SHARES
Inception (12/31/01)               5.22%
   1 Year                          2.63

CLASS R SHARES*
Inception                          5.79%
   1 Year                          4.08
===================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/05

AIM TOTAL RETURN BOND FUND

====================================================================================================================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 1/31/05                     indicative of future results. More
The following information has been                                                         recent returns may be more or less than
prepared to provide Institutional Class      Inception                           6.08%     those shown. All returns assume
shareholders with a performance overview      1 Year                             4.06      reinvestment of distributions at net
specific to their holdings.                   6 Months*                          3.18      asset value. Investment return and
Institutional Class shares are offered                                                     principal value will fluctuate so your
exclusively to institutional investors,      AVERAGE ANNUAL TOTAL RETURNS                  shares, when redeemed, may be worth more
including defined contribution plans         For periods ended 12/31/04, most recent       or less than their original cost. See
that meet certain criteria.                  calendar quarter-end                                   full report for information on
                                                                                           comparative benchmarks. Please consult
                                             Inception                           6.10%     your fund prospectus for more
                                              1 Year                             4.68      information. For the most current
                                              6 Months*                          3.69      month-end performance, please call
                                                                                           800-451-4246 or visit AIMinvestments.com.
                                             *Cumulative total return that has not
                                             been annualized

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at
                                             NAV.

                                                Institutional Class shares' inception
                                             date is 4/30/04. Returns since that date
                                             are historical returns. All other
                                             returns are blended returns of
                                             historical Institutional Class share
                                             performance and restated Class A share
                                             performance (for periods prior to the
                                             inception date of Institutional Class
                                             shares) at net asset value and reflect
                                             the higher Rule 12b-1 fees applicable to
                                             Class A shares. Class A shares'
                                             inception date is 12/31/01.
                                             Institutional Class shares would have
                                             had different returns due to differences
                                             in the expense structure of the
                                             Institutional Class.

                                                Had the advisor not waived fees
                                             and/or reimbursed expenses, performance
                                             would have been lower.
====================================================================================================================================

Over for information on your fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.




AIMinvestments.com         TRB-INS-2         YOUR GOALS. OUR SOLUTIONS.          [AIM INVESTMENTS LOGO APPEARS HERE]
                                              --Registered Trademark--                 --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES



EXAMPLE                                      period. Simply divide your account value      table on the front of this supplement.
                                             by $1,000 (for example, an $8,600             The hypothetical account values and
As a shareholder of the Fund, you incur      account value divided by $1,000 = 8.6),       expenses may not be used to estimate
ongoing costs, including management          then multiply the result by the number        your actual ending account balance or
fees; and other Fund expenses. This          in the table under the heading entitled       expenses you paid for the period. You
example is intended to help you              "Actual Expenses Paid During Period" to       may use this information to compare the
understand your ongoing costs (in            estimate the expenses you paid on your        ongoing costs of investing in the Fund
dollars) of investing in the Fund and to     account during this period.                   and other funds. To do so, compare this
compare these costs with ongoing costs                                                     5% hypothetical example with the 5%
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR                      hypothetical examples that appear in the
example is based on an investment of         COMPARISON PURPOSES                           shareholder reports of the other funds.
$1,000 invested at the beginning of the
period and held for the entire period        The table below also provides                    Please note that the expenses shown
August 1, 2004, to January 31, 2005.         information about hypothetical account        in the table are meant to highlight your
                                             values and hypothetical expenses based        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        hypothetical information is useful in
                                             an assumed rate of return of 5% per year      comparing ongoing costs only, and will
The table below provides information         before expenses, which is not the Fund's      not help you determine the relative
about actual account values and actual       actual return. The Fund's actual              total costs of owning different funds.
expenses. You may use the information in     cumulative total return after expenses
this table, together with the amount you     for the six months ended January 31,
invested, to estimate the expenses that      2005, appears in the
you paid over the

====================================================================================================================================

                                                         ACTUAL                                       HYPOTHETICAL
                                                                                          (5% annual return before expenses)

                     Beginning Account      Ending Account        Expenses             Ending Account              Expenses
                           Value                Value           Paid During                 Value                Paid During
                          (8/1/04)           (1/31/05)(1)         Period(2)               (1/31/05)                Period(2)
Institutional Class      $1,000.00            $1,031.80             $3.84                 $1,021.42                 $3.82

(1) The actual ending account value is based on the actual total return of the Fund for the period August 1, 2004, to January 31,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended January 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.75% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

====================================================================================================================================




AIMinvestments.com                  TRB-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2005
(Unaudited)


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
BONDS & NOTES-67.59%

ADVERTISING-0.06%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)              $   91,000     $     93,494
============================================================================

AEROSPACE & DEFENSE-0.17%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                        225,000          244,393
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.15%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $238,542)(a)(b)                   200,000          220,488
============================================================================

AUTO PARTS & EQUIPMENT-0.24%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(a)                               348,000          353,728
============================================================================

AUTOMOBILE MANUFACTURERS-1.19%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Unsub. Gtd. Global Notes, 7.25%,
  01/18/06(a)                                    1,000,000        1,036,730
----------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                               700,000          705,110
============================================================================
                                                                  1,741,840
============================================================================

BROADCASTING & CABLE TV-6.02%

Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                      240,000          314,952
----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(a)                               500,000          516,975
----------------------------------------------------------------------------
  9.50%, 08/01/13(a)                             1,000,000        1,079,730
----------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                               100,000          101,349
----------------------------------------------------------------------------
Cox Radio, Inc.,
  Sr. Unsec. Gtd. Notes, 6.38%, 05/15/05(a)        500,000          504,405
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 02/15/06(a)             125,000          128,346
----------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(a)                      2,050,000        2,134,931
----------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05(a)            350,000          350,616
----------------------------------------------------------------------------
  Sr. Notes, 7.25%, 08/01/05(a)                    600,000          611,904
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(a)           1,150,000        1,177,013
----------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)         600,000          717,480
----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(a)               1,180,000        1,199,859
============================================================================
                                                                  8,837,560
============================================================================

COMMODITY CHEMICALS-0.71%

Methanex Corp. (Canada), Unsec. Yankee Notes,
  7.75%, 08/15/05(a)                             1,000,000        1,040,370
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------


CONSUMER FINANCE-10.95%

Associates Corp. of North America, Sr. Global
  Deb.,
  6.95%, 11/01/18(a)                            $  100,000     $    118,478
----------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(a)                                      850,000          865,249
----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $813,712)(a)(b)(c)(d)                            800,000          802,488
----------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06(a)                             525,000          546,887
----------------------------------------------------------------------------
    8.75%, 02/01/07(a)                             350,000          382,483
----------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                 175,000          190,610
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes,
    7.00%, 10/01/13(a)                             300,000          316,656
----------------------------------------------------------------------------
    7.60%, 08/01/05(a)                             300,000          305,889
----------------------------------------------------------------------------
  Notes,
    6.38%, 12/15/05(a)                           1,000,000        1,021,770
----------------------------------------------------------------------------
    6.75%, 05/15/05(a)                           1,015,000        1,024,622
----------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes,
    2.90%, 04/28/05(a)(c)                        1,000,000        1,000,210
----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                             750,000          774,967
----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             300,000          308,028
----------------------------------------------------------------------------
    7.50%, 03/15/05(a)                             900,000          904,725
----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(a)               1,000,000        1,005,480
----------------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(a)(c)                          300,000          300,948
----------------------------------------------------------------------------
    4.44%, 03/04/05(a)(c)                        1,600,000        1,601,664
----------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(a)                             425,000          423,891
----------------------------------------------------------------------------
    6.13%, 09/15/06(a)                             500,000          508,377
----------------------------------------------------------------------------
    6.75%, 12/01/14(a)                             300,000          294,501
----------------------------------------------------------------------------
    7.50%, 07/15/05(a)(e)                          150,000          152,751
----------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(a)(e)                        1,430,000        1,430,643
----------------------------------------------------------------------------
    5.25%, 05/16/05(a)                           1,775,000        1,785,259
============================================================================
                                                                 16,066,576
============================================================================

DIVERSIFIED BANKS-4.01%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $133,922)(a)(b)(f)                120,000          126,829
----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(f)                        100,000          105,803
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(b)(d)    $   75,000     $     76,816
----------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(a)(b)(d)                 100,000           96,199
----------------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes, 7.13%,
  03/01/09(a)                                       50,000           55,616
----------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(a)(c)                250,000          241,582
----------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $209,209)(a)(b)(f)                               170,000          205,992
----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $379,629)(a)(b)(d)                               300,000          344,598
----------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $479,111)(a)(b)(d)      450,000          455,899
----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)          600,000          676,110
----------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(a)          500,000          508,590
----------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(f)(g)                                      300,000          297,000
----------------------------------------------------------------------------
Danske Bank A/S (Denmark),
  First Tier Bonds, 5.91% (Acquired 06/07/04;
    Cost $200,000)(a)(b)(f)                        200,000          213,436
----------------------------------------------------------------------------
  Sub. Notes, 6.38%, 06/15/08 (Acquired
    08/30/02; Cost $107,346)(a)(b)                 100,000          101,278
----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                               195,000          217,903
----------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                              250,000          275,112
----------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired
  11/05/03-11/22/04; Cost $94,036)(a)(b)(f)        100,000           95,197
----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.96%,(a)(f)(g)                                  300,000          268,432
----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(a)(g)             70,000           57,623
----------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(a)(f)(g)                  100,000           88,722
----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                               160,000          213,000
----------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(a)(f)             75,000           73,786
----------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(a)                               325,000          325,094
----------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(a)                        300,000          307,080
----------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $476,505)(a)(b)(d)                450,000          453,915
============================================================================
                                                                  5,881,612
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------


DIVERSIFIED CAPITAL MARKETS-0.54%

JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05(a)                                   $  250,000     $    253,287
----------------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(a)(f)                               450,000          540,508
============================================================================
                                                                    793,795
============================================================================

DIVERSIFIED CHEMICALS-0.07%

Dow Chemical Co. (The), Sr. Unsec. Medium
  Term Notes, 3.85%, 11/15/05(a)                   100,000          100,412
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.37%

Erac USA Finance Co., Notes, 6.63%, 02/15/05
  (Acquired 07/21/04; Cost $547,487)(a)(b)(d)      535,000          535,610
============================================================================

ELECTRIC UTILITIES--3.36%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)           50,000           51,659
----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                  250,000          269,262
----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(a)                        650,000          670,351
----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                      1,000,000        1,022,400
----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)               1,841,098        1,892,520
----------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 3.26%, 04/03/06(a)(c)       125,000          125,139
----------------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)                 350,000          379,018
----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                 500,000          525,425
============================================================================
                                                                  4,935,774
============================================================================

FOOD RETAIL-0.08%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                      125,000          124,199
============================================================================

FOREST PRODUCTS-0.55%

Weyerhaeuser Co., Unsec. Unsub. Global Notes,
  5.50%, 03/15/05(a)                               809,000          811,654
============================================================================

GAS UTILITIES-0.97%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                         250,000          266,208
----------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                      250,000          256,800
----------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 8.00%, 03/15/05(a)                 400,000          402,420
----------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                        500,000          504,395
============================================================================
                                                                  1,429,823
============================================================================


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

HOMEBUILDING-1.25%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(a)                                   $  300,000     $    345,750
----------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes,
  9.95%, 05/01/10(a)                               400,000          426,816
----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                      200,000          205,136
----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                        450,000          487,247
----------------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.38%, 07/15/09(a)                        350,000          376,250
============================================================================
                                                                  1,841,199
============================================================================

HOUSEWARES & SPECIALTIES-0.53%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                         725,000          778,143
============================================================================

INDUSTRIAL CONGLOMERATES-0.37%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(a)                                      400,000          404,808
----------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03-11/22/04; Cost
  $145,305)(a)(b)(d)                               130,000          137,545
============================================================================
                                                                    542,353
============================================================================

INTEGRATED OIL & GAS-0.78%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                      400,000          459,100
----------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                      115,000          124,235
----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(a)                                      500,000          563,750
============================================================================
                                                                  1,147,085
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES--5.49%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(a)                        950,000          967,879
----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(a)                 175,000          244,706
----------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $2,012,040)(a)(b)(d)                           2,000,000        2,008,670
----------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(a)            500,000          506,350
----------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06(a)                                  1,250,000        1,293,725
----------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(a)                                    1,840,000        1,851,206
----------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)              75,000          101,697
----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(a)                               400,000          431,956
----------------------------------------------------------------------------
  8.00%, 06/01/11(a)                                75,000           89,110
----------------------------------------------------------------------------
Verizon California Inc.-Series F,
  Unsec. Deb., 6.75%, 05/15/27(a)(h)               100,000          108,658
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Verizon Communications Inc.,
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)          $   50,000     $     57,087
----------------------------------------------------------------------------
  Unsec. Deb., 8.75%, 11/01/21(a)                  125,000          164,611
----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                         125,000          133,594
----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb.,
  4.63%, 03/15/13(a)                               100,000           97,583
============================================================================
                                                                  8,056,832
============================================================================

INVESTMENT BANKING & BROKERAGE-0.45%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(a)               250,000          255,530
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(a)        150,000          158,019
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(a)                   250,000          250,520
============================================================================
                                                                    664,069
============================================================================

LIFE & HEALTH INSURANCE-1.19%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-12/21/04; Cost
  $1,601,997)(a)(b)(h)                           1,345,000        1,637,793
----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                               100,000          107,314
============================================================================
                                                                  1,745,107
============================================================================

MOVIES & ENTERTAINMENT-2.48%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb.,
  8.38%, 03/15/23(a)                               450,000          576,423
----------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(a)                      1,889,000        1,901,694
----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Notes, 7.75%,
  06/01/05(a)                                      460,000          467,171
----------------------------------------------------------------------------
Walt Disney Co. (The), Global Notes, 7.30%,
  02/08/05(a)                                      700,000          700,672
============================================================================
                                                                  3,645,960
============================================================================

MULTI-LINE INSURANCE-0.49%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $725,683)(a)(b)(d)                               700,000          719,376
============================================================================

MULTI-UTILITIES & UNREGULATED POWER--1.19%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)          700,000          714,581
----------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                             1,000,000        1,028,850
============================================================================
                                                                  1,743,431
============================================================================


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

MUNICIPALITIES-3.76%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004-E RB
  3.88%, 01/01/08(a)(h)                         $1,000,000     $  1,001,430
----------------------------------------------------------------------------
Dallas (City of), Texas; Limited Taxable
  Pension Series 2005 A GO
  4.61%, 02/15/14(a)                               200,000          201,000
----------------------------------------------------------------------------
  5.20%, 02/15/35(a)                               300,000          302,250
----------------------------------------------------------------------------
Indianapolis (City of), Indiana, Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB
    4.87%, 07/15/16(a)                             250,000          251,250
----------------------------------------------------------------------------
    5.22%, 07/15/20(a)                             325,000          328,656
----------------------------------------------------------------------------
    5.28%, 01/15/22(a)                             275,000          277,750
----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Tax
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(h)(i)                                450,000          466,313
----------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO 5.00%, 08/01/14(a)(i)           650,000          727,071
----------------------------------------------------------------------------
Michigan (State of), Western Michigan State
  University; Series 2005 RB 4.41%,
  11/15/14(a)(i)                                   375,000          378,360
----------------------------------------------------------------------------
New Hampshire (State of); Unlimited Tax
  Series 2005 B GO 4.65%, 05/15/15(a)(i)           630,000          634,725
----------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005-K RB 5.25%,
  12/15/14(a)(i)                                   300,000          337,869
----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2005 RB,
    3.69%, 07/01/07(a)(h)                          100,000           99,746
----------------------------------------------------------------------------
    4.21%, 07/01/08(a)(h)                          125,000          125,781
----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2005 C-1 RB, 4.82%,
  07/10/30(a)(h)(j)                                400,000          379,592
============================================================================
                                                                  5,511,793
============================================================================

OIL & GAS DRILLING-0.07%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                               100,000          100,770
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.66%

Andarko Petroleum Corp., Unsec. Notes, 6.50%,
  05/15/05(a)                                      640,000          646,502
----------------------------------------------------------------------------
Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05(a)                               150,000          150,728
----------------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                        700,000          708,295
----------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
    7.38%, 12/15/14(a)                             325,000          363,838
----------------------------------------------------------------------------
    8.63%, 02/01/22(a)                             475,000          564,158
============================================================================
                                                                  2,433,521
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.00%

Kinder Morgan, Inc., Sr. Unsec. Notes, 6.65%,
  03/01/05(a)                                   $1,460,000     $  1,464,132
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.15%

CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05(a)                        175,000          179,415
----------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(a)                                       25,000           24,912
----------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(a)                        400,000          407,488
----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(a)(f)                                90,000          107,374
----------------------------------------------------------------------------
JPMorgan Chase & Co., Sub Notes, 6.25%,
  12/15/05(a)                                      100,000          102,235
----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $339,375)(a)(b)(f)                               300,000          347,664
----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),-
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(a)                              95,000          107,920
----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)      229,167          241,400
----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 3/23/04; Cost $362,177)(a)(b)(d)       357,297          356,140
----------------------------------------------------------------------------
Premium Asset Trust-Series 2005-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired
  03/04/04-11/29/04; Cost $248,281)(a)(b)(d)       250,000          244,003
----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $556,507)(a)(b)(d)                               477,778          581,952
----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Netherlands), Gtd.
  Sub. Second Tier Euro Bonds, 8.75%,(a)(f)        400,000          448,612
============================================================================
                                                                  3,149,115
============================================================================

PACKAGED FOODS & MEATS-0.51%

Nabisco, Inc., Putable Notes, 6.38%,
  02/01/05(a)                                      750,000          752,813
============================================================================

PROPERTY & CASUALTY INSURANCE-1.31%

Executive Risk Capital Trust-Series B, Gtd.
  Bonds, 8.68%, 02/01/27(a)                        350,000          396,655
----------------------------------------------------------------------------
FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $406,284)(a)(b)(d)                               400,000          425,936
----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(a)                               610,000          695,967
----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $416,027)(a)(b)(d)       400,000          407,884
============================================================================
                                                                  1,926,442
============================================================================

PUBLISHING-0.70%

News America Holdings, Sr. Gtd. Notes, 8.50%,
  02/15/05(a)                                    1,025,000        1,027,101
============================================================================


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

RAILROADS-0.62%

Norfolk Southern Corp., Sr. Unsec. Notes,
  8.38%, 05/15/05(a)                            $  900,000     $    913,572
============================================================================

REAL ESTATE-2.81%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(a)                        500,000          501,440
----------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(a)                                    1,150,000        1,151,449
----------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes,
  6.88%, 06/08/05(a)                               550,000          558,129
----------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                               254,000          254,549
----------------------------------------------------------------------------
Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)             50,000           51,064
----------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)        1,300,000        1,299,896
----------------------------------------------------------------------------
United Dominion Realty Trust, Inc.-Series E,
  Medium Term Notes, 7.73%, 04/05/05(a)            300,000          302,439
============================================================================
                                                                  4,118,966
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.07%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                      100,000          104,657
============================================================================

REGIONAL BANKS-2.28%

Banco Popular North America-Series C, Gtd.
  Medium Term Notes, 6.80%, 12/21/05(a)            200,000          203,334
----------------------------------------------------------------------------
Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(c)       475,000          492,034
----------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(a)                               500,000          502,025
----------------------------------------------------------------------------
KeyCorp, Unsec. Sub. Notes, 7.25%,
  06/01/05(a)                                      160,000          162,218
----------------------------------------------------------------------------
M&T Bank Corp., Unsec. Sub. Notes, 7.00%,
  07/01/05(a)                                      250,000          253,113
----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(a)(c)                     125,000          118,855
----------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(a)                               350,000          355,488
----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05(a)                                      128,000          131,236
----------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 3.25%,(a)(f)(g)                         1,000,000          994,146
----------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                      125,000          126,696
============================================================================
                                                                  3,339,145
============================================================================

REINSURANCE-0.08%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                        100,000          111,247
============================================================================

RESTAURANTS-0.05%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                       75,000           79,288
============================================================================

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------


SOVEREIGN DEBT-2.53%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(a)                                   $  100,000     $    102,244
----------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04; Cost
      $270,188)(a)(b)                              300,000          315,840
----------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired
      09/10/04-01/21/05; Cost
      $1,912,125)(a)(b)                          1,850,000        1,895,325
----------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
      $475,425)(a)(b)                              450,000          461,745
----------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired
      05/14/04-05/18/04; Cost $388,744)(a)(b)      345,000          388,539
----------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
    6.63%, 03/03/15(a)                             150,000          162,990
----------------------------------------------------------------------------
    7.50%, 04/08/33(a)                             350,000          392,928
============================================================================
                                                                  3,719,611
============================================================================

THRIFTS & MORTGAGE FINANCE-0.36%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(a)                               100,000          115,212
----------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(a)                        400,000          407,760
============================================================================
                                                                    522,972
============================================================================

TOBACCO-1.34%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(a)             450,000          492,003
----------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(a)        1,380,000        1,403,819
----------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)                  75,000           76,697
============================================================================
                                                                  1,972,519
============================================================================

TRADING COMPANIES & DISTRIBUTORS-0.23%

Western Power Distribution Holding Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05; Cost
  $336,114)(a)(b)(d)                               300,000          340,824
============================================================================

TRUCKING-0.68%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                      400,000          406,372
----------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                               525,000          586,047
============================================================================
                                                                    992,419
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.72%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)        1,862,000        1,876,133
----------------------------------------------------------------------------


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)             $  600,000     $    652,332
============================================================================
                                                                  2,528,465
============================================================================
    Total Bonds & Notes (Cost $98,831,794)                       99,204,255
============================================================================

U.S. MORTGAGE-BACKED SECURITIES-24.92%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.71%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 02/01/34(a)                 3,546,503        3,676,125
----------------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17(a)                   139,713          144,330
----------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(a)                   563,219          593,628
----------------------------------------------------------------------------
  7.00%, 06/01/16 to 10/01/34(a)                   390,501          413,284
----------------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32(a)                    81,997           87,680
----------------------------------------------------------------------------
  5.00%, 07/01/34(a)                             2,413,838        2,412,558
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 02/01/30(k)                             3,000,000        3,057,381
----------------------------------------------------------------------------
  5.00%, 02/01/15(k)                               921,000          934,854
============================================================================
                                                                 11,319,840
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-12.38%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                    85,118           91,137
----------------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33(a)                 1,203,384        1,274,574
----------------------------------------------------------------------------
  6.50%, 05/01/16 to 06/01/31(a)                 1,512,453        1,586,560
----------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(a)                   968,934        1,005,735
----------------------------------------------------------------------------
  5.00%, 03/01/18 to 02/01/19(a)                 2,255,458        2,294,292
----------------------------------------------------------------------------
  5.50%, 11/01/18 to 03/01/34(a)                 1,914,877        1,966,529
----------------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32(a)                   179,439          194,274
----------------------------------------------------------------------------
  6.50%, 09/01/31 to 09/01/34(a)                   938,684          983,021
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 02/01/15 to 02/01/35(k)                 3,756,527        3,836,285
----------------------------------------------------------------------------
  5.00%, 02/01/30(k)                             2,000,000        1,994,389
----------------------------------------------------------------------------
  6.00%, 02/01/33(k)                             2,849,700        2,944,548
============================================================================
                                                                 18,171,344
============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.83%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32(a)                   296,618          320,386
----------------------------------------------------------------------------
  8.50%, 02/15/25(a)                                39,796           43,552
----------------------------------------------------------------------------
  8.00%, 08/15/25(a)                                11,593           12,646
----------------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33(a)                   276,777          293,992
----------------------------------------------------------------------------
  6.00%, 11/15/28 to 11/15/32(a)                   294,839          306,964
----------------------------------------------------------------------------
  6.50%, 01/15/29 to 10/15/34(a)                 4,582,907        4,827,984
----------------------------------------------------------------------------
  6.00%, 02/15/33(a)                               743,693          773,300
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  5.50%, 12/15/33(a)                            $  492,848     $    506,441
============================================================================
                                                                  7,085,265
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $36,196,320)                                         36,576,449
============================================================================

ASSET-BACKED SECURITIES-3.60%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.22%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-07/15/04; Cost $830,780)(a)(b)          787,525          799,109
----------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02; Cost $166,614)(a)(b)                   150,000          182,073
----------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(d)                                  500,000          512,119
----------------------------------------------------------------------------
Patrons' Legacy-Series 2005-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $500,000)(b)(d)                                  500,000          513,139
----------------------------------------------------------------------------
Twin Reefs, Floating Rate Pass Through Ctfs.,
  3.42%, (Acquired 12/07/04; Cost
  $1,000,000)(a)(b)(d)(f)(l)                     1,000,000        1,005,803
----------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)-Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 06/19/03-09/22/03; Cost
  $270,870)(a)(b)(d)                               250,000          250,452
============================================================================
                                                                  3,262,695
============================================================================

PROPERTY & CASUALTY INSURANCE-0.63%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $900,000)(a)(b)(d)                               900,000          926,895
============================================================================

REINSURANCE-0.28%

Stringray Pass-Through Trust (Cayman
  Islands),
  Pass Through Crfs, 5.90%, 01/12/15
  (Acquired 01/07/05; Cost $400,000)(b)(d)         400,000          403,560
============================================================================

THRIFTS & MORTGAGE FINANCE-0.47%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $704,739)(a)(b)(d)                               668,792          685,130
============================================================================
Total Asset-Backed Securities (Cost
  $5,215,287)                                                     5,278,280
============================================================================


                                                 SHARES
PREFERRED STOCKS-2.74%

INTEGRATED OIL & GAS-0.34%

Shell Frontier Oil & Gas Inc.-Series A, 2.38%
  Floating Rate Pfd.(c)                                  5          500,000
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.71%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $699,990)(b)(d)(m)             7          700,000
----------------------------------------------------------------------------


                                                 SHARES        MARKET VALUE
----------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust III,
  2.75% Floating Rate Pfd. (Acquired
  06/03/04-
    09/28/04; Cost $488,940)(b)(c)(d)                  500     $    495,525
----------------------------------------------------------------------------
  2.82% Floating Rate Pfd. (Acquired
    01/19/05; Cost $390,592)(b)(c)(d)                  400          390,684
----------------------------------------------------------------------------
  3.00% Floating Rate Pfd. (Acquired
    01/19/05; Cost $922,894)(b)(c)(d)                  950          922,887
============================================================================
                                                                  2,509,096
============================================================================

THRIFTS & MORTGAGE FINANCE-0.69%

Fannie Mae-Series J, 4.72% Pfd.(a)                  12,000          606,376
----------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(a)                   8,000          403,750
============================================================================
                                                                  1,010,126
============================================================================
    Total Preferred Stocks (Cost $4,009,416)                      4,019,222
============================================================================
                                                 PRINCIPAL
                                                  AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES-0.77%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.37%

Unsec. Floating Rate Global Notes,
  4.33%, 02/17/09(a)(n)                         $  250,000          249,960
----------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(a)                               300,000          295,128
============================================================================
                                                                    545,088
============================================================================

TENNESSEE VALLEY AUTHORITY-0.40%

Unsec. Bonds,
  7.14%, 01/15/08(a)                               500,000          589,130
============================================================================
    Total U.S. Government Agency Securities
      (Cost $1,092,863)                                           1,134,218
============================================================================

----------------------------------------------------------------------------
                                                 PRINCIPAL        MARKET
                                                  AMOUNT           VALUE

U.S. TREASURY SECURITIES-7.48%

U.S. TREASURY NOTES-3.97%

2.50%, 09/30/06(a)                              $4,500,000     $  4,449,375
----------------------------------------------------------------------------
3.13%, 10/15/08(a)                                 275,000          271,263
----------------------------------------------------------------------------
4.75%, 11/15/08(a)                                 650,000          678,132
----------------------------------------------------------------------------
5.00%, 02/15/11(a)                                 400,000          425,436
============================================================================
                                                                  5,824,206
============================================================================

U.S. TREASURY BONDS-2.89%

7.25%, 05/15/16 to 08/15/22(a)                   1,900,000        2,438,012
----------------------------------------------------------------------------
7.50%, 11/15/16(a)                               1,400,000        1,807,750
============================================================================
                                                                  4,245,762
============================================================================

U.S. TREASURY STRIPS-0.62%

3.03%, 02/15/07(a)(n)                              500,000          468,205
----------------------------------------------------------------------------
5.98%, 11/15/23(a)(n)                            1,100,000          443,091
============================================================================
                                                                    911,296
============================================================================
    Total U.S. Treasury Securities (Cost
      $10,749,309)                                               10,981,264
============================================================================

                                                  SHARES

MONEY MARKET FUNDS-0.84%

Liquid Assets Portfolio-Institutional
  Class(o)                                         614,379          614,379
----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(o)        614,379          614,379
============================================================================
    Total Money Market Funds (Cost
      $1,228,758)                                                 1,228,758
============================================================================
TOTAL INVESTMENTS-107.94% (Cost $157,323,747)                   158,422,446
============================================================================
OTHER ASSETS LESS LIABILITIES-(7.94%)                           (11,650,432)
============================================================================
NET ASSETS-100.00%                                             $146,772,014
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at January 31, 2005 was $139,691,317, which represented 88.18% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at January 31, 2005 was $21,785,357, which represented 14.84% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on January 31, 2005.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at January 31, 2005 was $14,794,049, which represented 10.08 % of the Fund's Net Assets.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 7.
(f) Perpetual bond with no specified maturity date.
(g) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on January 31, 2005.
(h) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(i) Interest on this security is taxable income to the Fund.
(j) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The bond will convert to a fixed coupon rate at a specified future date.
(k) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(l) Interest rate is redetermined monthly. Rate shown is the rate in effect on January 31, 2005.
(m) Dividend rate is redetermined annually. Rate shown is the rate in effect on January 31, 2005.
(n) Security traded on a discount basis. The interest rate shown is the rate in effect on January 31, 2005.
(o) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $156,094,989)                                $157,193,688
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,228,758)                               1,228,758
===========================================================
  Total investments (cost $157,323,747)         158,422,446
===========================================================
Cash                                                512,540
-----------------------------------------------------------
Receivables for:
  Investments sold                                  350,414
-----------------------------------------------------------
  Fund shares sold                                  949,610
-----------------------------------------------------------
  Dividends and interest                          2,062,002
-----------------------------------------------------------
  Amount due from advisor                             6,940
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               11,891
-----------------------------------------------------------
Other assets                                         53,079
===========================================================
    Total assets                                162,368,922
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          15,276,266
-----------------------------------------------------------
  Fund shares reacquired                            123,183
-----------------------------------------------------------
  Dividends                                          18,010
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 13,880
-----------------------------------------------------------
  Variation margin                                   34,984
-----------------------------------------------------------
Accrued distribution fees                            52,730
-----------------------------------------------------------
Accrued trustees' fees                                1,083
-----------------------------------------------------------
Accrued transfer agent fees                          29,877
-----------------------------------------------------------
Accrued operating expenses                           46,895
===========================================================
    Total liabilities                            15,596,908
===========================================================
Net assets applicable to shares outstanding    $146,772,014
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $146,121,004
-----------------------------------------------------------
Undistributed net investment income                 (69,925)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts      (513,594)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                1,234,529
===========================================================
                                               $146,772,014
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 39,594,395
___________________________________________________________
===========================================================
Class B                                        $ 45,400,907
___________________________________________________________
===========================================================
Class C                                        $  8,368,361
___________________________________________________________
===========================================================
Class R                                        $    273,143
___________________________________________________________
===========================================================
Institutional Class                            $ 53,135,208
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           3,771,273
___________________________________________________________
===========================================================
Class B                                           4,324,736
___________________________________________________________
===========================================================
Class C                                             797,268
___________________________________________________________
===========================================================
Class R                                              26,049
___________________________________________________________
===========================================================
Institutional Class                               5,059,515
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.50 divided by
      95.25%)                                  $      11.02
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.50
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.50
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.49
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.50
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $2,291,570
------------------------------------------------------------------------
Dividends                                                         33,738
------------------------------------------------------------------------
Dividends from affiliated money market funds                      74,552
========================================================================
    Total investment income                                    2,399,860
========================================================================

EXPENSES:

Advisory fees                                                    315,524
------------------------------------------------------------------------
Administrative services fees                                      25,205
------------------------------------------------------------------------
Custodian fees                                                    13,892
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         68,416
------------------------------------------------------------------------
  Class B                                                        227,404
------------------------------------------------------------------------
  Class C                                                         41,535
------------------------------------------------------------------------
  Class R                                                            510
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       157,048
------------------------------------------------------------------------
Trustees' fees and retirement benefits                             9,069
------------------------------------------------------------------------
Registration and filing fees                                      70,153
------------------------------------------------------------------------
Other                                                             94,890
========================================================================
    Total expenses                                             1,023,646
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                   (230,134)
========================================================================
    Net expenses                                                 793,512
========================================================================
Net investment income                                          1,606,348
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                          679,337
------------------------------------------------------------------------
  Futures contracts                                              295,388
========================================================================
                                                                 974,725
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,024,073
------------------------------------------------------------------------
  Futures contracts                                             (152,774)
========================================================================
                                                                 871,299
========================================================================
Net gain from investment securities and futures contracts      1,846,024
========================================================================
Net increase in net assets resulting from operations          $3,452,372
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2005 and the year ended July 31, 2004 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 1,606,348     $  2,143,805
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                     974,725          743,908
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                              871,299        1,243,051
==========================================================================================
    Net increase in net assets resulting from operations        3,452,372        4,130,764
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (565,169)      (1,119,985)
------------------------------------------------------------------------------------------
  Class B                                                        (490,389)      (1,252,383)
------------------------------------------------------------------------------------------
  Class C                                                         (89,529)        (237,664)
------------------------------------------------------------------------------------------
  Class R                                                          (2,680)            (263)
------------------------------------------------------------------------------------------
  Institutional Class                                            (520,250)         (49,476)
==========================================================================================
    Total distributions from net investment income             (1,668,017)      (2,659,771)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (449,665)        (275,772)
------------------------------------------------------------------------------------------
  Class B                                                        (528,395)        (409,926)
------------------------------------------------------------------------------------------
  Class C                                                         (94,584)         (73,816)
------------------------------------------------------------------------------------------
  Class R                                                          (2,665)              --
------------------------------------------------------------------------------------------
  Institutional Class                                            (503,102)              --
==========================================================================================
    Total distributions from net realized gains                (1,578,411)        (759,514)
==========================================================================================
    Decrease in net assets resulting from distributions        (3,246,428)      (3,419,285)
==========================================================================================
Share transactions-net:
  Class A                                                       3,498,169        5,423,188
------------------------------------------------------------------------------------------
  Class B                                                       1,161,643       (4,003,657)
------------------------------------------------------------------------------------------
  Class C                                                        (323,800)        (562,735)
------------------------------------------------------------------------------------------
  Class R                                                         165,811          107,444
------------------------------------------------------------------------------------------
  Institutional Class                                          39,896,259       13,316,991
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              44,398,082       14,281,231
==========================================================================================
    Net increase in net assets                                 44,604,026       14,992,710
==========================================================================================

NET ASSETS:

  Beginning of period                                         102,167,988       87,175,278
==========================================================================================
  End of period (including undistributed net investment
    income of $(69,925) and $(8,256), respectively)           $146,772,014    $102,167,988
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00% (after distribution fee waivers), 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.25%, 1.90%, 1.90%, 1.40% and 0.90% of average daily net assets, respectively, through July 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. For the six months ended January 31, 2005, AIM waived fees of $36,681.

    For the six months ended January 31, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $16,858 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended January 31, 2005, AIM was paid $25,205.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the six months ended January 31, 2005, the Fund paid AISI $157,048 for Class A, Class B, Class C and Class R shares and waived fees of $155,887, for Class A Shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the six months ended January 31, 2005, the Class A, Class B, Class C and Class R shares paid $48,869, $227,404, $41,535 and $510, respectively, after AIM Distributors waived Plan fees of $19,547 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2005, AIM Distributors advised the Fund that it retained $17,139 in front-end sales commissions from the sale of Class A shares and $50, $2,984, $1,193 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES       PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               07/31/04         AT COST            SALES        (DEPRECIATION)      01/31/05       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 5,505,206      $23,354,807      $(28,245,634)        $   --         $  614,379     $37,169       $   --
-----------------------------------------------------------------------------------------------------------------------------
STIC Assets
  Portfolio-
  Institutional
  Class            5,505,206       23,354,807       (28,245,634)            --            614,379      37,383           --
=============================================================================================================================
Total            $11,010,412      $46,709,614      $(56,491,268)        $   --         $1,228,758     $74,552       $   --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended January 31, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $1,161.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended January 31, 2005, the Fund paid legal fees of $2,397 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On January 31, 2005, $1,050,000 principal amount of corporate obligations was pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF        MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 year Notes                                        86       Mar-05/long    $17,979,375       $(17,633)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       298       Mar-05/long     32,556,500        118,432
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 year Notes                                       25       Mar-05/long      2,806,641         35,031
=======================================================================================================================
                                                                                          $53,342,516       $135,830
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of July 31, 2004

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2005 was $221,144,694 and $165,431,919, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,444,853
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (436,613)
==============================================================================
Net unrealized appreciation of investment securities               $1,008,240
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $157,414,206.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                    JANUARY 31,                    JULY 31,
                                                                        2005                         2004
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,080,670    $11,428,579     2,120,259    $ 22,280,117
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       730,073      7,714,163     1,740,846      18,292,621
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       142,651      1,505,447       621,595       6,564,573
--------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     20,575        217,188        10,815         112,468
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                      3,762,189     39,749,534     1,279,534      13,278,111
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        88,806        934,684       120,950       1,268,355
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        83,486        878,188       136,964       1,436,475
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        16,096        169,292        27,349         286,832
--------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                        509          5,344            25             263
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         97,326      1,023,335         4,746          49,494
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        25,419        267,240       214,070       2,246,559
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (25,421)      (267,240)     (214,070)     (2,246,559)
====================================================================================================================
Reacquired:
  Class A                                                      (863,437)    (9,132,334)   (1,945,631)    (20,371,843)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (678,278)    (7,163,468)   (2,051,846)    (21,486,194)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      (189,222)    (1,998,539)     (708,287)     (7,414,140)
--------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (5,369)       (56,721)         (506)         (5,287)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        (83,261)      (876,610)       (1,019)        (10,614)
====================================================================================================================
                                                              4,202,812    $44,398,082     1,355,794    $ 14,281,231
____________________________________________________________________________________________________________________
====================================================================================================================

(a) 36% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                         DECEMBER 31, 2001
                                                              SIX MONTHS            YEAR ENDED           (DATE OPERATIONS
                                                                 ENDED               JULY 31,              COMMENCED) TO
                                                              JANUARY 31,       ------------------           JULY 31,
                                                                 2005            2004       2003               2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.45         $ 10.35    $ 10.19            $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.15            0.31       0.32(a)           0.18(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.17            0.25       0.26              0.23
==========================================================================================================================
    Total from investment operations                               0.32            0.56       0.58              0.41
==========================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.15)          (0.36)     (0.40)            (0.22)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.12)          (0.10)     (0.02)               --
==========================================================================================================================
    Total distributions                                           (0.27)          (0.46)     (0.42)            (0.22)
==========================================================================================================================
Net asset value, end of period                                  $ 10.50         $ 10.45    $ 10.35            $10.19
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    3.15%           5.45%      5.77%             4.09%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $39,594         $35,948    $30,336            $9,325
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                  1.01%(c)        1.00%      1.00%             1.00%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements               1.53%(c)        1.57%      1.54%             3.21%(d)
==========================================================================================================================
Ratio of net investment income to average net assets               2.79%(c)        2.87%      3.07%             3.10%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          141%            338%       284%              215%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $38,776,071.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                              SIX MONTHS            YEAR ENDED           DECEMBER 31, 2001
                                                                 ENDED               JULY 31,            (DATE OPERATIONS
                                                              JANUARY 31,       ------------------         COMMENCED) TO
                                                                 2005            2004       2003           JULY 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.45         $ 10.35    $ 10.19            $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.11            0.22       0.24(a)            0.14(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.17            0.26       0.27               0.22
==========================================================================================================================
    Total from investment operations                               0.28            0.48       0.51               0.36
==========================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.11)          (0.29)     (0.33)             (0.17)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.12)          (0.09)     (0.02)                --
==========================================================================================================================
    Total distributions                                           (0.23)          (0.38)     (0.35)             (0.17)
==========================================================================================================================
Net asset value, end of period                                  $ 10.50         $ 10.45    $ 10.35            $ 10.19
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    2.77%           4.67%      4.98%              3.65%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $45,401         $44,047    $47,655            $14,678
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                  1.76%(c)        1.75%      1.75%              1.75%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements               2.18%(c)        2.22%      2.19%              3.86%(d)
==========================================================================================================================
Ratio of net investment income to average net assets               2.04%(c)        2.12%      2.32%              2.35%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          141%            338%       284%               215%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $45,109,996.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                              SIX MONTHS           YEAR ENDED          DECEMBER 31, 2001
                                                                 ENDED              JULY 31,           (DATE OPERATIONS
                                                              JANUARY 31,       ----------------         COMMENCED) TO
                                                                 2005            2004      2003          JULY 31, 2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.45          $10.35    $10.19            $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.11            0.22      0.24(a)           0.14(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.17            0.26      0.27              0.22
========================================================================================================================
    Total from investment operations                              0.28            0.48      0.51              0.36
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.11)          (0.29)    (0.33)            (0.17)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)          (0.09)    (0.02)               --
========================================================================================================================
    Total distributions                                          (0.23)          (0.38)    (0.35)            (0.17)
========================================================================================================================
Net asset value, end of period                                  $10.50          $10.45    $10.35            $10.19
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   2.77%           4.67%     4.98%             3.65%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $8,368          $8,649    $9,185            $3,045
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                 1.76%(c)        1.75%     1.75%             1.75%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements              2.18%(c)        2.22%     2.19%             3.86%(d)
========================================================================================================================
Ratio of net investment income to average net assets              2.04%(c)        2.12%     2.32%             2.35%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(e)                                         141%            338%      284%              215%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,239,212.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                           CLASS R
                                                              ----------------------------------
                                                                                 APRIL 30, 2004
                                                              SIX MONTHS          (DATE SALES
                                                                 ENDED           COMMENCED) TO
                                                              JANUARY 31,           JULY 31,
                                                                 2005                 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.44               $10.42
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14                 0.08
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.17                 0.02
================================================================================================
    Total from investment operations                              0.31                 0.10
================================================================================================
Less distributions:
  Dividends from net investment income                           (0.14)                  --
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)               (0.08)
================================================================================================
    Total distributions                                          (0.26)               (0.08)
================================================================================================
Net asset value, end of period                                  $10.49               $10.44
________________________________________________________________________________________________
================================================================================================
Total return(a)                                                   3.03%                0.92%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  273               $  108
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                 1.26%(b)             1.25%(c)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements              1.68%(b)             1.39%(c)
================================================================================================
Ratio of net investment income to average net assets              2.54%(b)             2.62%(c)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(d)                                         141%                 338%
________________________________________________________________________________________________
================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $202,139.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ----------------------------------
                                                                                 APRIL 30, 2004
                                                              SIX MONTHS          (DATE SALES
                                                                 ENDED           COMMENCED) TO
                                                              JANUARY 31,           JULY 31,
                                                                 2005                 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.45             $ 10.42
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.17                0.09
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.17                0.03
================================================================================================
    Total from investment operations                               0.34                0.12
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.17)              (0.09)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.12)                 --
================================================================================================
    Total distributions                                           (0.29)              (0.09)
================================================================================================
Net asset value, end of period                                  $ 10.50             $ 10.45
________________________________________________________________________________________________
================================================================================================
Total return(a)                                                    3.28%               1.15%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $53,135             $13,415
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                  0.75%(b)            0.51%(c)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements               0.84%(b)            0.63%(c)
================================================================================================
Ratio of net investment income to average net assets               3.05%(b)            3.36%(c)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(d)                                          141%                338%
________________________________________________________________________________________________
================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $32,853,263.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Bruce L. Crockett                             11 Greenway Plaza
Frank S. Bayley                   Chair                                         Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Robert H. Graham
Albert R. Dowden                  Vice Chair and President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Mark H. Williamson                            11 Greenway Plaza
Carl Frischling                   Executive Vice President                      Suite 100
Robert H. Graham                                                                Houston, TX 77046-1173
Gerald J. Lewis                   Lisa O. Brinkley
Prema Mathai-Davis                Senior Vice President and Chief Compliance    TRANSFER AGENT
Lewis F. Pennock                  Officer                                       AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Larry Soll                        Russell C. Burke                              Houston, TX 77210-4739
Mark H. Williamson                Senior Vice President
                                                                                CUSTODIAN
                                  Kevin M. Carome                               State Street Bank and Trust Company
                                  Senior Vice President, Secretary and Chief    225 Franklin Street
                                  Legal Officer                                 Boston, MA 02110-2801

                                  Sidney M. Dilgren                             COUNSEL TO THE FUND
                                  Vice President and Treasurer                  Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Robert G. Alley                               1735 Market Street
                                  Vice President                                Philadelphia, PA 19103-7599

                                  Stuart W. Coco                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                  Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                  J. Philip Ferguson                            New York, NY 10022-3852
                                  Vice President
                                                                                DISTRIBUTOR
                                  Karen Dunn Kelley                             A I M Distributors, Inc.
                                  Vice President                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier Portfolio
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                     SECTOR EQUITY                          TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                                AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.(2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.

   If used after April 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 TRB-SAR-1           A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

                  There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None.

ITEM 11.   CONTROLS AND PROCEDURES.

 (a) As of March 16, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 16, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

 12(a) (1)        Not applicable.

 12(a) (2)        Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a) (3)        Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Investment Securities Funds

By:      /s/ ROBERT H. GRAHAM
         ---------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    April 6, 2005


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         ---------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    April 6, 2005


By:      /s/ SIDNEY M. DILGREN
         ---------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    April 6, 2005

                                  EXHIBIT INDEX


12(a) (1)      Not applicable.

12(a) (2)      Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
               Investment Company Act of 1940.

12(a) (3)      Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.